                                          THE UNIVERSAL INSTITUTIONAL FUNDS.INC.

                                          ANNUAL REPORT - DECEMBER 31, 2001

[MORGAN STANLEY LOGO]

Active International Allocation Portfolio

                                          THE UNIVERSAL INSTITUTIONAL FUNDS.INC.

                                          ANNUAL REPORT - DECEMBER 31, 2001

Active International Allocation Portfolio

[CHART OF COMPOSITION OF NET ASSETS]

COMPOSITION OF NET ASSETS

----------------------------
United Kingdom          25.9%
Japan                   15.9
France                  11.1
Netherlands              7.0
Switzerland              5.4
Other                   34.7
----------------------------

TOP FIVE HOLDINGS

                                                   PERCENT OF
SECURITY                       COUNTRY             NET ASSETS
--------------------------------------------------------------
BP plc                         United Kingdom             3.9%
GlaxoSmithKline plc            United Kingdom             3.7
Vodafone Group plc             United Kingdom             2.5
Royal Dutch Petroleum Co.      Netherlands                2.4
TotalFinaElf S.A.              France                     2.3

TOP FIVE INDUSTRIES

                                                VALUE     PERCENT OF
INDUSTRY                                        (000)     NET ASSETS
--------------------------------------------------------------------
Oil & Gas                                        $1,609         10.3%
Pharmaceuticals                                   1,591         10.2
Banks                                             1,127          7.2
Food Products                                       809          5.2
Wireless Telecommunication Services                 540          3.5

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EAFE INDEX

                                     TOTAL RETURNS(2)
                             --------------------------------------
                                ONE                 AVERAGE ANNUAL
                                YEAR             SINCE INCEPTION(3)
-------------------------------------------------------------------
Portfolio                     -19.81%                      -8.73%
Index(1)                      -21.44                      -10.09

(1) The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Australasia and the Far East (includes dividends net of withholding taxes).
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3) Commenced operations on September 20, 1999.

[CHART OF COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT]

               ACTIVE INTERNATIONAL
               ALLOCATION PORTFOLIO        MSCI EAFE INDEX
9/20/1999*           $10,000                   $10,000
12/31/1999           $11,774                   $11,699
12/31/2000           $10,128                    $9,990
12/31/2001            $8,122                    $7,848

* Commenced operations on September 20, 1999

Certain information appearing in this investment overview is unaudited. Accordingly, the report of independent auditors appearing elsewhere in this report does not extend to this information.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Active International Allocation Portfolio seeks long-term capital appreciation by investing primarily, in accordance with country and sector weightings determined by the Adviser, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less liquidity and the potential for market volatility and political instability.

For the year ended December 31, 2001, the Portfolio had a total return of -19.81% compared to -21.44% for the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index").

MARKET REVIEW

For the year ended 2001, performance for the Portfolio outpaced the Index. The bulk of outperformance was the result of our defensive holdings, such as consumer staples and health care, and our cash position. Our overweight position in energy (1.5 times the Index weight) was the largest contributor to performance. An underweight in information technology contributed to performances did our less significant underweight to telecommunication services. Our below benchmark allocation to Japan hurt our relative return, while our underweight positions in the yen and Japanese banks were positive.

We remain below benchmark in Japan, the yen and Japanese banks. The record levels of corporate bankruptcies and unemployment are signs that the shake out in the Japanese economy and financial and corporate sectors are for real. However, beyond this we are unconvinced that the recent policy announcements (i.e., monetary easing) will be enough to seriously address the economic and financial system morass. We are watching number of upcoming events, such as the reduction in value of deposit insurance, to gauge the government's ability and determination to implement real reform.

We visited Europe in mid-October with the idea that Europe could represent strong defensive investment opportunity. Looking at our three major decision factors (valuation, fundamentals and technicals) Europe, particularly on relative valuations and short-term market technicals, appears attractive. However, business confidence has deteriorated rapidly and fiscal levers are frozen due to the Stability Pact and complacent leadership. The European Central Bank has finally eased -- but we believe that this will be too little too late for Europe's near- term prospects. When we see a decisive turn in the economies however, we continue to think that Europe will be the place to be.

While we are disappointed that we didn't fully participate in the market rally that began on September 21, we continue to believe we have seen the market highs of this cycle. Although the economic news may have bottomed, we believe that past excesses in capital and consumer spending will dampen the recovery and may lead to another dip down later this year. When we look to the usual engines of an economic recovery, consumer demand, capital spending and inventory replacement, we do not see solid, sustainable picture of rising final demand.

MARKET OUTLOOK

Overall, we believe that in an economic environment of low real global GDP growth and low inflation, rapid growth in profits is going to be hard to find given continued global capacity and pricing pressures. Hence, we continue to focus the Portfolio on countries and sectors that we think are reasonably valued, relatively underleveraged, and will have stable earnings growth. From a sector perspective, our largest relative overweights are to consumer staples and energy. Banks and technology hardware and equipment are our most significant underweights. We continue to hold cash (approximately 11%).

January 2002

                                       THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                       ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                                       FINANCIAL STATEMENTS
                                       DECEMBER 31, 2001

Statement of Net Assets

                                                                         VALUE
                                                               SHARES    (000)
===============================================================================
COMMON STOCKS (80.5%)
AUSTRALIA (1.4%)
  Amcor Ltd.                                                      939   $     3
  AMP Diversified Property Trust                                  496         1
  AMP Ltd.                                                        941         9
  Aristocrat Leisure Ltd.                                         277         1
  Australia and New Zealand Banking
    Group Ltd.                                                    719         7
  Australian Gas Light Co., Ltd.                                  507         2
  BHP Billiton Ltd.                                             3,586        19
  Brambles Industries Ltd.                                      1,142         6
  Coca-Cola Amatil Ltd.                                         1,505         5
  Coles Myer Ltd.                                               1,145         5
  Commonwealth Bank of Australia                                  980        15
  Computershare Ltd.                                              331         1
  CSL Ltd.                                                        134         3
  CSR Ltd.                                                      1,264         4
  Foster's Group Ltd.                                           2,330         6
  General Property Trust                                        1,738         3
  Goodman Fielder Ltd.                                          1,507         1
  James Hardie Industries N.V.                                    273         1
  Leighton Holdings Ltd.                                          346         2
  Lend Lease Corp., Ltd.                                          424         3
  M.I.M. Holdings Ltd.                                            935         1
  Mayne Nickless Ltd.                                             757         3
  Mirvac Group                                                    740         1
  National Australia Bank Ltd.                                  1,400        23
  News Corp., Ltd.                                              2,376        19
  Normandy Mining Ltd.                                          2,528         2
  OneSteel Ltd.                                                   220        --@
  Orica Ltd.                                                      365         1
  Pacific Dunlop Ltd.                                           1,335         1
  PaperlinX Ltd.                                                  155        --@
  QBE Insurance Group Ltd.                                        516         2
  Rio Tinto Ltd.                                                  261         5
  Santos Ltd.                                                     792         3
  Southcorp Ltd.                                                  794         3
  Stockland Trust Group                                           506         1
  Suncorp-Metway Ltd.                                             400         3
  TABCORP Holdings Ltd.                                           412         2
  Telstra Corp., Ltd.                                           6,021(a)     17
  Transurban Group                                                356         1
  Wesfarmers Ltd.                                                 345         5
  Westfield Trust                                               1,939         3
  Westpac Banking Corp., Ltd.                                   1,267        10
  WMC Ltd.                                                      2,268        11
  Woolworths Ltd.                                               1,439         8
-------------------------------------------------------------------------------
                                                                            222
===============================================================================
BELGIUM (0.0%)
  KBC Bancassurance Holding N.V.                                  112         4
  Solvay S.A.                                                      27   $     2
  UCB S.A.                                                         44         2
  Umicore                                                           9        --@
-------------------------------------------------------------------------------
                                                                              8
===============================================================================
CHINA/HONG KONG (1.3%)
  Bank of East Asia Ltd.                                        2,679         6
  Cathay Pacific Airways Ltd.                                   6,000         8
  CLP Holdings Ltd.                                             4,200        16
  Hang Seng Bank Ltd.                                           2,500        27
  Henderson Land Development Co.,
    Ltd.                                                        2,000         9
  Hong Kong & China Gas Co., Ltd.                              10,230        13
  Hutchison Whampoa Ltd.                                        4,200        40
  Hysan Development Co., Ltd.                                   1,055         1
  Johnson Electric Holdings Ltd.                                7,000         7
  Li & Fung Ltd.                                                5,000         6
  New World Development Co., Ltd.                               4,108         4
  Pacific Century CyberWorks Ltd.                              28,488(a)      8
  Sino Land Co.                                                 6,330         2
  Sun Hung Kai Properties Ltd.                                  4,000        32
  Swire Pacific Ltd., Class A                                   1,500         8
  Wharf Holdings Ltd.                                           4,000        10
-------------------------------------------------------------------------------
                                                                            197
===============================================================================
DENMARK (0.1%)
  Danisco A/S                                                     100         4
  Danske Bank A/S                                                 300         4
  TDC A/S                                                         100         4
-------------------------------------------------------------------------------
                                                                             12
===============================================================================
FINLAND (0.6%)
  Hartwall Oyj Abp                                                 71         1
  Instrumentarium Oyj                                             121         5
  Kesko Oyj                                                       121         2
  Metso Oyj                                                       183         2
  Nokia Oyj                                                     2,158        56
  Outokumpu Oyj                                                   211         2
  Rautaruukki Oyj                                                  11        --@
  Sampo Oyj, Class A                                              605         5
  Sonera Oyj                                                      768         4
  TietoEnator Oyj, Class B                                         87         2
  UPM-Kymmene Oyj                                                 233         8
  Wartsila Oyj, Class B                                            78         1
-------------------------------------------------------------------------------
                                                                             88
===============================================================================
FRANCE (11.1%)
  Accor S.A                                                       449        16
  Alcatel S.A                                                     788        14
  Aventis S.A                                                   2,112       150
  Axa                                                           2,066        43
  BNP Paribas S.A                                                 448        40
  Bouygues S.A                                                  1,251        41
  Cap Gemini S.A                                                  119         9
  Carrefour S.A                                                 1,379        72
  Casino Guichard-Perrachon S.A                                   209        16

    The accompanying notes are an integral part of the financial statements    3


Statement of Net Assets (cont'd)

                                                               SHARES    VALUE
                                                                         (000)
===============================================================================
FRANCE (CONT'D)
  Cie de Saint Gobain                                             145   $    22
  Dassault Systemes S.A.                                           39         2
  Essilor International S.A.                                       29         1
  France Telecom S.A.                                           1,660        67
  Gecina S.A.                                                      70         6
  Groupe Danone                                                   915       112
  Imerys S.A.                                                      14         1
  Klepierre                                                        75         7
  L'Air Liquide S.A.                                              113        16
  L'Oreal S.A.                                                  1,775       128
  Lafarge S.A.                                                    136        13
  Lagardere S.C.A.                                                382        16
  LVMH Moet Hennessy Louis Vuitton
    S.A.                                                        1,102        45
  Michelin (CGDE), Class B                                        123         4
  Pechiney S.A.                                                   181         9
  Pernod-Ricard                                                   283        22
  Peugeot S.A.                                                    258        11
  Pinault-Printemps-Redoute S.A                                   304        39
  Sanofi-Synthelabo S.A.                                        1,980       148
  Schneider Electric S.A.                                         257        12
  Silic                                                            30         4
  Simco S.A.                                                      100         7
  Societe BIC Corp.                                               184         6
  Societe Fonciere Lyonnaise                                      271         6
  Societe Generale                                                472        27
  Sodexho Alliance S.A.                                           310        13
  Sophia S.A.                                                     225         6
  STMicroelectronics N.V.                                         496        16
  Suez                                                          1,801        55
  Technip S.A.                                                     27         4
  Thales S.A.                                                     410        14
  TotalFinaElf S.A.                                             2,471       353
  Unibail                                                         390        20
  Usinor S.A.                                                     503         6
  Vivendi Universal S.A.                                        1,921       105
-------------------------------------------------------------------------------
                                                                          1,724
===============================================================================
GERMANY (4.3%)
  Allianze AG                                                     285        67
  BASF AG                                                         450        17
  Bayer AG                                                        650        21
  Bayerische Hypo-und Vereinsbank AG                              400        12
  Beiersdorf AG                                                   300        34
  Continental AG                                                  100         1
  DaimlerChrysler AG                                              650        28
  Deutsche Bank AG                                                500        35
  Deutsche Lufthansa AG                                           200         3
  Deutsche Telekom AG                                           3,350        58
  Douglas Holding AG                                              100         3
  E-On AG                                                       1,430        74
  Fresenius Medical Care AG                                       100         6
  Gehe AG                                                          50         2
  Heidelberger Zement AG                                          117   $     5
  Infineon Technologies AG                                        100         2
  IVG Holding AG                                                  549         5
  Kamps AG                                                        100         1
  KarstadtQuelle AG                                               100         4
  Linde AG                                                        150         6
  MAN AG                                                          100         2
  Merck KGaA                                                      150         5
  Metro AG                                                        450        16
  Muenchener Rueckversicherungs AG
   (Registered)                                                   250        68
  Preussag AG                                                     200         5
  RWE AG                                                        1,150        44
  SAP AG                                                          400        53
  Schering AG                                                     250        13
  Siemens AG                                                      850        57
  Thyssen Krupp AG                                                400         6
  Volkswagen AG                                                   200         9
  WCM Beteiligungs-und Grundbesitz AG                              66         1
-------------------------------------------------------------------------------
                                                                            663
===============================================================================
IRELAND (0.1%)
  Allied Irish Banks plc                                          200         2
  CRH plc                                                         166         3
  Green Property plc                                            1,683         9
  Jefferson Smurfit Group plc                                     380         1
  Kerry Group plc, Class A (London Shares)                        100         1
  Kerry Group plc, Class A                                         44         1
-------------------------------------------------------------------------------
                                                                             17
===============================================================================
ITALY (2.4%)
  Assicurazioni Generali S.p.A.                                 1,242        35
  Autogrill S.p.A.                                                294         3
  Banca di Roma S.p.A.                                            442         1
  Banca Popolare di Milano                                        151        --@
  Benetton Group S.p.A.                                           250         3
  Beni Stabili S.p.A.                                          12,000         6
  Enel S.p.A.                                                   7,267        41
  ENI S.p.A.                                                    7,910        99
  Fiat S.p.A.                                                     234         4
  IntesaBCI S.p.A.                                              4,035        10
  Italcementi S.p.A.                                               88         1
  Italgas S.p.A.                                                  500         5
  Mediaset S.p.A.                                               2,000        15
  Mediobanca S.p.A.                                               397         4
  Parmalat Finanziaria S.p.A.                                     884         2
  Pirelli S.p.A.                                                2,440         4
  R.A.S. S.p.A.                                                   581         7
  San Paolo-IMI S.p.A.                                          1,151        12
  Snia S.p.A.                                                     549         1
  Telecom Italia Mobile S.p.A.                                 11,996        67
  Telecom Italia S.p.A. (RNC)                                     429         2
  Telecom Italia S.p.A.                                         4,569        39

4   The accompanying notes are an integral part of the financial statements

                                       THE UNIVERSAL INSTITUTIONAL FUNDS. INC.
                                       ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                                       FINANCIAL STATEMENTS
                                       DECEMBER 31, 2001

Statement of Net Assets (cont'd)

                                                                         VALUE
                                                               SHARES    (000)
===============================================================================
ITALY (CONT'D)
  UniCredito Italiano S.p.A.                                    3,862   $    16
-------------------------------------------------------------------------------
                                                                            377
===============================================================================
JAPAN (15.9%)
  Acom Co., Ltd.                                                  300        22
  Aeon Co., Ltd.                                                1,000        22
  Ajinomoto Co., Inc.                                           3,000        29
  Amada Co., Ltd.                                               1,000         4
  Asahi Breweries Ltd.                                          1,000         9
  Asahi Glass Co., Ltd.                                         5,000        29
  Asahi Kasei Corp.                                             3,000        10
  Asatsu-DK, Inc.                                                 200         4
  Bank of Yokohama Ltd. (The)                                   1,000         3
  Benesse Corp.                                                   400        10
  Bridgestone Corp.                                             2,000        21
  Casio Computer Co., Ltd.                                      1,000         4
  Central Japan Railway Co.                                         5        32
  Chugai Pharmaceutical Ltd.                                    1,000        12
  Chuo Mitsui Trust & Banking Co., Ltd.                         5,000         5
  Credit Saison Co., Ltd.                                         100         2
  Dai Nippon Printing Co., Ltd.                                 2,000        20
  Daiei, Inc. (The)                                             1,000(a)      1
  Daito Trust Construction Co.                                    500         8
  Daiwa House Industry Co., Ltd.                                3,000        17
  Daiwa Securities Group, Inc.                                  3,000        16
  Denki Kagaku Kogyo KK                                         1,000         2
  Denso Co., Ltd.                                               1,400        18
  East Japan Railway Co.                                           13        62
  Fanuc Ltd.                                                    1,200        51
  Fuji Photo Film Ltd.                                          1,000        36
  Fuji Soft ABC, Inc.                                             100         4
  Fujikura Ltd.                                                 1,000         4
  Fujitsu Ltd.                                                  1,000         7
  Furukawa Electric Co.                                         2,000        11
  Hitachi Ltd.                                                  1,000         7
  Honda Motor Co., Ltd.                                         1,100        44
  Hoya Corp.                                                      100         6
  Ishihara Sangyo Kaisha Ltd.                                   1,000(a)      1
  Ishikawajima-Harima Heavy Industries
    Co., Ltd.                                                   1,000         2
  Ito-Yokado Co., Ltd.                                          1,000        45
  Itochu Corp.                                                  4,000         9
  Japan Airlines Co., Ltd.                                      2,000         5
  Japan Energy Corp.                                            1,000         1
  Japan Tobacco, Inc.                                               3        19
  Joyo Bank Ltd.                                                1,000         3
  Kajima Corp.                                                 12,000        32
  Kansai Electric Power Co., Ltd.                               3,300        47
  Kao Corp.                                                     2,000        41
  Kawasaki Heavy Industries, Ltd.                               1,000         1
  Kawasaki Steel Corp.                                          5,000         5
  Kinki Nippon Railway Co., Ltd.                               15,000        48
  Kirin Brewery Co., Ltd.                                       4,000   $    28
  Komatsu Ltd.                                                  2,000         7
  Konami Corp.                                                    300         9
  Kubota Corp.                                                  3,000         8
  Kuraray Co., Ltd.                                             1,000         6
  Kyocera Corp.                                                   100         6
  Kyowa Hakko Kogyo                                             1,000         5
  Marubeni Corp.                                                3,000         2
  Marui Co., Ltd.                                               1,000        12
  Matsushita Electric Industrial Co., Ltd.                      4,000        51
  Meitec Corp.                                                    100         2
  Mitsubishi Chemical Corp.                                     6,000        13
  Mitsubishi Corp.                                              3,000        19
  Mitsubishi Electric Corp.                                     7,000        27
  Mitsubishi Estate Co., Ltd.                                   4,000        29
  Mitsubishi Heavy Industries Ltd.                             16,000        43
  Mitsubishi Materials Corp.                                    3,000         4
  Mitsubishi Paper Mills                                        1,000         1
  Mitsubishi Tokyo Financial Group, Inc.                            3(a)     20
  Mitsui & Co., Ltd.                                            4,000        20
  Mitsui Fudosan                                                1,000         8
  Mitsui Mining & Smelting Co., Ltd.                            1,000         3
  Mitsui Sumitomo Insurance Co., Ltd.                           4,000        19
  Mitsukoshi                                                    2,000         6
  Mizuho Holding, Inc.                                              4         8
  Murata Manufacturing Co., Ltd.                                  100         6
  NEC Corp.                                                     1,000        10
  NGK Insulators Ltd.                                           1,000         7
  Nintendo Corp., Ltd.                                            300        52
  Nippon Express Co., Ltd.                                      5,000        17
  Nippon Mitsubishi Oil Corp.                                   7,000        27
  Nippon Sheet Glass Co., Ltd.                                  1,000         3
  Nippon Steel Corp.                                           22,000        32
  Nippon Telegraph & Telephone Corp.                               16        52
  Nippon Unipac Holding                                             2         9
  Nippon Yusen Kabushiki Kaisha                                 3,000         9
  Nissan Motors Co., Ltd.                                       2,000        11
  Nisshinbo Industries, Inc.                                    1,000         4
  Nissin Food Products Co., Ltd.                                  100         2
  Nitto Denko Corp.                                               400         9
  Nomura Securities Co., Ltd.                                   4,000        51
  NSK Ltd.                                                      3,000        10
  NTN Corp.                                                     1,000         2
  NTT Data Corp.                                                    2         7
  NTT Docomo, Inc.                                                  4        47
  Obayashi Corp., Inc.                                          1,000         3
  Oji Paper Co., Ltd.                                           5,000        20
  Oriental Land Co., Ltd.                                         200        14
  Orix Corp.                                                      100         9
  Osaka Gas Co., Ltd.                                           8,000        19
  Pioneer Corp.                                                   200         4
  Promise Co., Ltd.                                               300        16
  Rohm Co., Ltd.                                                  100        13

    The accompanying notes are an integral part of the financial statements    5

Statement of Net Assets (cont'd)

                                                                         VALUE
                                                               SHARES    (000)
===============================================================================
JAPAN (CONT'D)
  Sankyo Co., Ltd.                                              1,000   $    17
  Sanrio Co., Ltd.                                                100         1
  Sanyo Electric Co., Ltd.                                      6,000        28
  Secom Co., Ltd.                                                 500        25
  Sega Corp.                                                      200(a)      4
  Seiyu Ltd.                                                    1,000(a)      2
  Sekisui House Co., Ltd.                                       3,000        22
  Sharp Corp.                                                   3,000        35
  Shimano, Inc.                                                   100         1
  Shimizu Corp.                                                 1,000         3
  Shin-Etsu Chemical Co., Ltd.                                  1,200        43
  Shiseido Co., Ltd.                                            1,000         9
  Shizuoka Bank Ltd.                                            1,000         8
  Showa Denko KK                                                1,000(a)      1
  Showa Shell Sekiyu KK                                         1,000         5
  SMC Corp.                                                       200        20
  Softbank Corp.                                                  800        13
  Sony Corp.                                                    2,200       100
  Sumitomo Bank                                                 3,000        13
  Sumitomo Chemical Co., Ltd.                                   4,000        14
  Sumitomo Corp.                                                2,000         9
  Sumitomo Electric Industries Ltd.                             1,000         7
  Sumitomo Metal Industries Ltd.                                4,000         1
  Sumitomo Metal Mining Co., Ltd.                               1,000         3
  Taisei Corp.                                                  1,000         2
  Taisho Pharmaceutical Co., Ltd.                               1,000        16
  Takeda Chemical Industries Ltd.                               1,000        45
  Takefuji Corp.                                                  310        22
  Teijin Ltd.                                                   2,000         8
  Terumo Corp.                                                    400         5
  TIS, Inc.                                                       100         2
  Tobu Railway Co., Ltd.                                        1,000         3
  Toho Co., Ltd.                                                  100        11
  Tohoku Electric Power Co., Ltd.                               3,700        51
  Tokio Marine & Fire Insurance Co., Ltd.                       2,000        15
  Tokyo Electric Power Co., Inc.                                4,600        97
  Tokyo Electron Ltd.                                             100         5
  Tokyo Gas Co.                                                 5,000        13
  Tokyu Corp.                                                   2,000         6
  Toppan Printing Co., Ltd.                                     1,000         9
  Toray Industries, Inc.                                        2,000         5
  Toshiba Corp.                                                 1,000         3
  Tosoh Corp.                                                   1,000         2
  Toto Ltd.                                                     2,000         9
  Toyota Motor Corp.                                            4,900       124
  Ube Industries Ltd.                                           3,000         3
  UFJ Holdings, Inc.                                                1(a)      2
  World Co., Ltd.                                                 100         3
  Yamanouchi Pharmaceutical Co.                                 1,000        26
-------------------------------------------------------------------------------
                                                                          2,483
===============================================================================
NETHERLANDS (7.0%)
  ABN AMRO Holdings N.V.                                        1,782   $    29
  Aegon N.V.                                                    1,845        50
  Akzo Nobel N.V.                                                 351        16
  ASML Holding N.V.                                               272         5
  Buhrmann N.V.                                                   194         2
  Corio N.V.                                                      466        10
  Elsevier N.V.                                                 1,542        18
  Eurocommercial Properties N.V.                                  200         3
  Getronics N.V.                                                  315         1
  Hagemeyer N.V.                                                  257         5
  Heineken N.V.                                                 2,208        84
  ING Groep N.V.                                                2,465        63
  Koninklijke (Royal) KPN N.V.                                  1,465         7
  Koninklijke (Royal) Philips Electronics N.V.                  2,987        89
  Koninklijke Ahold N.V.                                        1,552        45
  Rodamco Europe N.V.                                             350        12
  Royal Dutch Petroleum Co.                                     7,264       369
  TNT Post Group N.V.                                           1,131        25
  Uni-Invest N.V.                                                 204         2
  Unilever N.V.                                                 4,038       237
  Vedior N.V.                                                     237         3
  Wolters Kluwer N.V.                                             664        15
-------------------------------------------------------------------------------
                                                                          1,090
===============================================================================
NEW ZEALAND (0.0%)
  Carter Holt Harvey Ltd.                                       1,262         1
  Telecom Corp. of New Zealand Ltd.                               520         1
-------------------------------------------------------------------------------
                                                                              2
===============================================================================
NORWAY (0.0%)
  Orkla ASA, Class A                                              200         3
===============================================================================
PORTUGAL (0.4%)
  Banco Comercial Portugues S.A.                                1,400(a)      6
  Electricidade de Portugal S.A.                               11,224        24
  Portugal Telecom S.A.                                         4,432(a)     35
-------------------------------------------------------------------------------
                                                                             65
===============================================================================
SINGAPORE (0.6%)
  Capitaland Ltd.                                               2,000(a)      2
  City Developments Ltd.                                        1,000         3
  DBS Group Holdings Ltd.                                       2,000        15
  Fraser & Neave Ltd.                                           1,000         4
  Hotel Properties Ltd.                                         1,000         1
  Keppel Corp., Ltd.                                            1,000         1
  Neptune Orient Lines Ltd.                                     1,000(a)     --@
  Oversea-Chinese Banking Corp., Ltd.                           2,200        13
  Parkway Holdings Ltd.                                         2,000         1
  Sembcorp Industries Ltd.                                      3,000         3
  Singapore Airlines Ltd.                                       2,000        12
  Singapore Press Holdings Ltd.                                 1,000        12
  Singapore Technologies Engineering
    Ltd.                                                        5,000         6
  Singapore Telecommunications Ltd.                             6,900         7
  United Overseas Bank Ltd.                                     1,168         8

6   The accompanying notes are an integral part of the financial statements

                                       THE UNIVERSAL INSTITUTIONAL FUNDS. INC.
                                       ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                                       FINANCIAL STATEMENTS
                                       DECEMBER 31, 2001

Statement of Net Assets (cont'd)

                                                                         VALUE
                                                               SHARES    (000)
===============================================================================
SINGAPORE (CONT'D)
  United Overseas Land Ltd.                                     1,000   $     1
-------------------------------------------------------------------------------
                                                                             89
===============================================================================
SPAIN (2.0%)
  Acerinox S.A.                                                    47         2
  Actividades de Construccion y
    Servicios S.A.                                                125         3
  Aguas de Barcelona S.A.                                         318         4
  Altadis S.A.                                                    386         6
  Autopistas Concesionaria Espanola                               487         5
  Banco Bilbao Vizcaya Argentaria S.A.                          3,726        46
  Banco Santander Central Hispano S.A.                          4,005        34
  Corporacion Mapfre S.A.                                         315         2
  Endesa                                                        2,033        32
  Fomento de Construcciones y
    Contratas S.A.                                                182         4
  Gas Natural SDG S.A.                                            842        14
  Grupo Dragados S.A.                                             292         4
  Iberdrola S.A.                                                1,682        22
  Inmobiliaria Colonial S.A.                                      675         7
  Metrovacesa S.A.                                                880        12
  Puleva Biotech S.A.                                              23(a)     --@
  Repsol YPF S.A.                                               2,437        36
  Telefonica S.A.                                               4,636        62
  TelePizza S.A.                                                  700         1
  Union Fenosa S.A.                                               502         8
  Vallehermoso S.A.                                             1,989        12
-------------------------------------------------------------------------------
                                                                            316
===============================================================================
SWEDEN (2.0%)
  Atlas Copco AB, Class A                                         200         5
  Atlas Copco AB, Class B                                         200         4
  Billerud AB                                                      39(a)     --@
  Castellum AB                                                    420         4
  Drott AB, Class B                                               200         2
  Electrolux AB, Series B                                         900        14
  Ericsson AB                                                   8,400        46
  Hennes & Mauritz AB, Class B                                  2,700        56
  JM AB, Class B                                                  200         4
  Tele2 AB, Class B                                                25         1
  Nordea AB                                                     3,562        19
  OM AB                                                           200         3
  S.K.F. AB, Class B                                              200         4
  Sandvik AB                                                      900        19
  SCA AB, Class B                                                 550        15
  Securitas AB, Class B                                         1,100        21
  Skandia Forsakrings AB                                        3,200        23
  Skandinaviska Enskilda Banken, Class A                          900         8
  Skanska AB, Class B                                             900         6
  SSAB, Series A                                                  200         2
  Svenska Handelsbanken, Class A                                1,100        16
  Swedish Match AB                                              1,100         6
  Telia AB                                                      3,050        14
  Trelleborg AB, Class B                                          500   $     4
  Volvo AB, Class A                                               200         3
  Volvo AB, Class B                                               700        12
  Wihlborgs Fastigheter AB, Class B                             1,700         2
  WM- Data AB, Class B                                          1,100         3
-------------------------------------------------------------------------------
                                                                            316
===============================================================================
SWITZERLAND (5.4%)
  ABB Ltd.                                                        988        10
  Adecco S.A.                                                     300        16
  Credit Suisse Group (Registered)                              1,000        43
  Givaudan (Registered)                                            14         4
  Holcim Ltd., Class B                                             25         5
  Nestle S.A. (Registered)                                      1,230       263
  Novartis AG (Registered)                                      5,520       200
  Roche Holding AG (Bearer)                                       450        37
  Roche Holding AG (Registered)                                 1,400       100
  SGS Societe Generale Surveillance
   Holding S.A.                                                    10         2
  Sulzer Medica AG (Registered)                                    10        --@
  Swatch Group AG (Registered)                                    100         2
  Swatch Group AG, Class B                                        100         9
  Swiss Reinsurance (Registered)                                  300        30
  Swisscom AG (Registered)                                        100        28
  Syngenta AG                                                      76(a)      4
  UBS AG (Registered)                                           1,253        63
  Valora Holding AG (Registered)                                   10         2
  Zurich Financial Services AG                                     82        19
-------------------------------------------------------------------------------
                                                                            837
===============================================================================
UNITED KINGDOM (25.9%)
  3i Group plc                                                  1,128        14
  Amvescap plc                                                  1,076        16
  ARM Holdings plc                                                506         3
  AstraZeneca plc                                               5,351       241
  BAA plc                                                       3,035        24
  BAE Systems plc                                               7,920        36
  Barclays plc                                                  2,903        96
  BG Group plc                                                 10,335        42
  BOC Group plc                                                 1,117        17
  Boots Co. plc                                                 2,131        18
  BP plc                                                       78,090       607
  Brambles Industries plc                                       1,826         9
  British Airways plc                                           4,152        12
  British American Tobacco plc                                  9,219        78
  British Land Co. plc                                          2,940        20
  British Sky Broadcasting plc                                  3,197        35
  BT Group plc                                                 24,715        91
  Bunzl plc                                                       194         1
  Cadbury Schweppes plc                                         8,003        51
  Canary Wharf Group plc                                        1,484        10
  Capita Group plc                                              2,545        18
  Carlton Communications plc                                    1,070         4

    The accompanying notes are an integral part of the financial statements   7

Statement of Net Assets (cont'd)

                                                                          VALUE
                                                               SHARES     (000)
===============================================================================
UNITED KINGDOM (CONT'D)
  Centrica plc                                                  9,829   $    32
  CGNU plc                                                      4,504        55
  Chelsfield plc                                                1,821         7
  Compass Group plc                                             6,108        46
  Corus Group plc                                               1,706         2
  Derwent Valley Holdings plc                                     300         3
  Diageo plc                                                   14,110       161
  Dixons Group plc                                              4,776        16
  EMI Group plc                                                 1,365         7
  GKN plc                                                       1,826         7
  GlaxoSmithKline plc                                          22,736       570
  Granada plc                                                   4,787        10
  Grantchester Holdings plc                                       961         3
  Great Portland Estates plc                                    1,092         4
  GUS plc                                                       3,063        29
  Hammerson plc                                                   970         6
  Hanson plc                                                      557         4
  Hays plc                                                      4,850        15
  HBOS plc                                                      4,009        46
  Hilton Group plc                                              5,912        18
  HSBC Holdings plc                                            15,234       179
  Imperial Chemical Industries plc                              1,065         6
  International Power plc                                       2,082         6
  Invensys plc                                                 11,665        20
  Johnson Matthey plc                                              87         1
  Kingfisher plc                                                3,325        19
  Land Securities plc                                           2,164        25
  Lattice Group plc                                            10,335        23
  Legal & General Group plc                                    11,199        26
  Lloyds TSB Group plc                                          8,558        93
  Logica plc                                                      736         7
  Marconi plc                                                   1,207         1
  Marks & Spencer plc                                           7,872        41
  Misys plc                                                     1,345         6
  National Grid Group plc                                       3,891        24
  Nycomed Amersham plc                                          1,824        18
  P&O Princess Cruises plc                                      1,650        10
  Pearson plc                                                   1,377        16
  Peninsular & Oriental Steam
    Navigation Co. (The)                                        1,650         6
  Pillar Property plc                                             400         2
  Prudential Corp. plc                                          3,661        42
  Railtrack Group plc                                           1,001        --@
  Reed International plc                                        2,179        18
  Rentokil Initial plc                                          5,344        21
  Reuters Group plc                                             2,473        25
  Rexam plc                                                       208         1
  Rio Tinto plc                                                 1,513        29
  RMC Group plc                                                   132         1
  Royal Bank of Scotland Group plc                              4,070        99
  Sage Group (The) plc                                          2,469         8
  Sainsbury (J) plc                                             4,989   $    27
  Schroders plc                                                   586         7
  Scottish & Newcastle plc                                        133         1
  Scottish & Southern Energy plc                                  810         7
  ScottishPower plc                                             4,847        27
  Shell Transport & Trading Co. plc                             9,837        68
  Six Continents plc                                            3,118        31
  Slough Estates plc                                              810         4
  Smith & Nephew plc                                            1,438         9
  SSL International plc                                            48        --@
  Tate & Lyle plc                                                 922         5
  Tesco plc                                                    18,293        66
  Unilever plc                                                 11,890        98
  United Utilities plc                                          1,987        18
  Vodafone Group plc                                          146,971       385
  WPP Group plc                                                 1,942        22
-------------------------------------------------------------------------------
                                                                          4,032
===============================================================================
  TOTAL COMMON STOCKS (COST $14,711)                                     12,541
===============================================================================
PREFERRED STOCKS (0.1%)
Australia (0.1%)
  News Corp., Ltd. (Limited Voting)                             2,108        14
===============================================================================
GERMANY (0.0%)
  Volkswagen AG (Non-Voting)                                       50         2
===============================================================================
  TOTAL PREFERRED STOCKS (COST $19)                                          16
===============================================================================

                                                              NO. OF
                                                             WARRANTS
===============================================================================
WARRANTS (0.0%)
France (0.0%)

  Simco-CTF De Valeur Garant, expiring
    10/31/03 (COST $--@)                                           30(a)     --@
===============================================================================

                                                               FACE
                                                               AMOUNT
                                                               (000)
===============================================================================
SHORT-TERM INVESTMENT (27.7%)
Repurchase Agreement (27.7%)

  J.P. Morgan Securities Inc., 1.63%,
    dated 12/31/01, due 01/02/02
    (COST $4,321)                                             $ 4,321(c)  4,321
===============================================================================
FOREIGN CURRENCY (0.0%)
  Australian Dollar                     AUD                         2         1
  Danish Krone                          DKK                         1        --@
  Euro                                  EUR                         5         5
  Hong Kong Dollar                      HKD                         7         1
  Norwegian Krone                       NOK                         1        --@
  Swedish Krona                         SEK                        13         1
  Singapore Dollar                      SGD                         1        --@
-------------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $8)                                            8
===============================================================================
TOTAL INVESTMENTS (108.3%) (COST $19,059)                                16,886
===============================================================================

8   The accompanying notes are an integral part of the financial statements

                                       THE UNIVERSAL INSTITUTIONAL FUNDS.INC.
                                       ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                                       FINANCIAL STATEMENTS
                                       DECEMBER 31, 2001

Statement of Net Assets (cont'd)

                                                               AMOUNT    AMOUNT
                                                                (000)     (000)
===============================================================================
OTHER ASSETS (5.7%)
  Cash                                                        $     4
  Due from Broker                                                 790
  Unrealized Gain on Foreign Currency
    Exchange Contracts                                             54
  Foreign Withholding Tax Reclaim Receivable                       12
  Dividends Receivable                                             11
  Receivable for Portfolio Shares Sold                              9   $   880
===============================================================================
LIABILITIES (-14.0%)
  Payable for Portfolio Shares Redeemed                        (1,076)
  Payable for Investments Purchased                            (1,022)
  Investment Advisory Fees Payable                                (38)
  Custodian Fees Payable                                          (16)
  Shareholder Reporting Fees Payable                              (15)
  Administrative Fees Payable                                      (6)
  Professional Fees Payable                                        (6)   (2,179)
===============================================================================
NET ASSETS (100%)                                                       $15,587
===============================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE

  Applicable to 2,040,503 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                              $  7.64
===============================================================================

NET ASSETS CONSIST OF:
Paid-in Capital                                                         $19,427
Distributions in Excess of Net Investment
  Income                                                                    (24)
Accumulated Net Realized Loss                                            (1,736)
Unrealized Depreciation on Investments, Foreign
  Currency Translations and Futures                                      (2,080)
-------------------------------------------------------------------------------
Net Assets                                                              $15,587
===============================================================================

(a) - Non-income producing security
(b) - Security valued at fair value - see note A-1 to financial statements.
(c) - The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
@ - Value is less than $500.
AUD - Australian Dollar
DKK - Danish Krone
EUR - Euro
HKD - Honk Kong Dollar
GBP - British Pound
JPY - Japanese Yen
NOK - Norwegian Krone
SEK - Swedish Krona
SGD - Singapore Dollar
RNC - Non Convertible Savings Shares


FUTURES CONTRACTS:
  The Portfolio had the following futures contract(s) open at period end:

                                                                          NET
                                                                       UNREALIZED
                                    NUMBER OF   NOTIONAL                 GAIN
                                    CONTRACTS    VALUE      EXPIRATION  (LOSS)
                                                 (000)         DATE      (000)
-------------------------------------------------------------------------------
LONG:
  CAC-40 Index                             12    $   499       Mar-02   $    19
  DAX Index                                 2        231       Mar-02        (1)
  IBEX Index                                2        148       Jan-02        (6)
  MIB 30 Index                              2        289       Mar-02        (2)
  DJ Euro Stoxx 50 Index                   15        513       Mar-02        29
  FTSE 100 Index                            7        531       Mar-02         9
                                                                        -------
                                                                        $    48
===============================================================================

    The accompanying notes are an integral part of the financial statements    9

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Portfolio had the following foreign currency exchange contract(s) open at period end:

                                                                 NET
  CURRENCY                             IN                     UNREALIZED
    TO                              EXCHANGE                    GAIN
  DELIVER      VALUE   SETTLEMENT     FOR          VALUE       (LOSS)
  (000)        (000)      DATE       (000)         (000)       (000)
========================================================================
AUD     157  $    79    3/13/02    US$     80     $     80     $     1
EUR     282      250    3/13/02    US$    249          249          (1)
EUR     710      631    3/13/02    US$    628          628          (3)
EUR     408      363    3/13/02    US$    368          368           5
EUR   1,013      901    3/13/02    US$    893          893          (8)
GBP       2        3    3/13/02    US$      3            3         --@
GBP     113      164    3/13/02    US$    161          161          (3)
GBP     383      555    3/13/02    US$    544          544         (11)
GBP     103      149    3/13/02    US$    149          149         --@
JPY  67,682      516    3/13/02    US$    547          547          31
JPY 130,954      998    3/13/02    US$  1,042        1,042          44
JPY  25,613      195    3/13/02    US$    203          203           8
JPY  18,857      144    3/13/02    US$    150          150           6
US$      81       81    3/13/02    AUD    157           80          (1)
US$     182      182    1/07/02    CHF    305          184           2
US$     161      161    3/13/02    EUR    183          162           1
US$     430      430    3/13/02    EUR    487          433           3
US$   2,114             3/13/02    EUR  2,397        2,131          17
US$     298      298    3/13/02    EUR    336          299           1
US$      20       20    3/13/02    EUR     23           20         --@
US$      45       45    3/13/02    EUR     50           45         --@
US$     228      228    3/13/02    EUR    255          227          (1)
US$     350      350    3/13/02    EUR    389          346          (4)
US$     664      664    1/04/02    EUR    752          671           7
US$     100      100    3/13/02    EUR    114          101           1
US$     352      352    3/13/02    GBP    248          359           7
US$     291      291    3/13/02    GBP    206          299           8
US$     272      272    3/13/02    GBP    192          278           6
US$     158      158    3/13/02    GBP    111          161           3
US$     250      250    3/13/02    GBP    172          250         --@
US$      30       30    3/13/02    GBP     21           30         --@
US$     334      334    3/13/02    JPY 41,020          313         (21)
US$     474      474    3/13/02    JPY 59,514          453         (21)
US$     336      336    3/13/02    JPY 42,237          322         (14)
US$     220      220    3/13/02    JPY 27,628          210         (10)
US$      24       24    3/20/02    JPY  3,005           23          (1)
US$     165      165    1/04/02    SEK  1,748          167           2
------------------------------------------------------------------------
             $12,527                              $ 12,581     $    54
========================================================================

SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY CLASSIFICATION--
DECEMBER 31, 2001

                                                                PERCENT
INDUSTRY                                                VALUE   OF NET
                                                        (000)   ASSETS
------------------------------------------------------------------------
Aerospace & Defense                                   $     56       0.4%
Air Freight & Couriers                                      25       0.2
Airlines                                                    39       0.3
Auto Components                                             56       0.4
Automobiles                                                231       1.5
Banks                                                    1,127       7.2
Beverages                                                  325       2.1
Building Products                                           64       0.4
Chemicals                                                  209       1.3
Commercial Services & Supplies                             181       1.2
Communications Equipment                                   116       0.7
Computers & Peripherals                                     21       0.1
Construction & Engineering                                  70       0.4
Construction Materials                                      43       0.3
Containers & Packaging                                      25       0.2
Diversified Financials                                     268       1.7
Diversified Telecommunication Services                     495       3.2
Electric Utilities                                         477       3.1
Electrical Equipment                                        91       0.6
Electronic Equipment & Instruments                          26       0.2
Food & Drug Retailing                                      259       1.7
Food Products                                              809       5.2
Gas Utilities                                              121       0.8
Health Care Equipment & Supplies                            38       0.2
Hotels Restaurants & Leisure                               161       1.0
Household Durables                                         421       2.7
Household Products                                          41       0.3
IT Consulting & Services                                    33       0.2
Industrial Conglomerates                                   109       0.7
Insurance                                                  517       3.3
Internet & Catalog Retail                                   29       0.2
Leisure Equipment & Products                                37       0.2
Machinery                                                  233       1.5
Media                                                      374       2.4
Metals & Mining                                            147       0.9
Multi - Utilities                                          116       0.7
Multiline Retail                                           207       1.3
Oil & Gas                                                1,609      10.3
Personal Products                                          171       1.1
Paper & Forest Products                                     36       0.2
Pharmaceuticals                                          1,591      10.2
Real Estate                                                322       2.1
Road & Rail                                                168       1.1
Semiconductor Equipment & Products                          43       0.3
Software                                                    82       0.5
Specialty Retail                                            77       0.5
Textiles & Apparel                                          65       0.4
Tobacco                                                    109       0.7
Trade Companies & Distributors                              64       0.4
Transportation Infrastructure                               30       0.2
Wireless Telecommunication Services                        540       3.4
Other                                                    4,382      28.1
------------------------------------------------------------------------
                                                      $ 16,886     108.3%
========================================================================

10  The accompanying notes are an integral part of the financial statements

                                       THE UNIVERSAL INSTITUTIONAL FUNDS. INC.
                                       FINANCIAL STATEMENTS

                                       ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

Statement of Operations

                                                                       YEAR ENDED
                                                                DECEMBER 31, 2001
                                                                            (000)
=================================================================================
INVESTMENT INCOME:
  Dividends (net of $24 foreign taxes withheld)                         $   199
  Interest                                                                  112
-------------------------------------------------------------------------------
    Total Income                                                            311
-------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                                                  117
  Less: Fees Waived                                                         (76)
                                                                        -------
  Net Investment Advisory Fees                                               41
  Custodian Fees                                                             56
  Administrative Fees                                                        39
  Professional Fees                                                          21
  Shareholder Reporting                                                       8
  Directors' Fees and Expenses                                                1
  Other                                                                       3
-------------------------------------------------------------------------------
    Net Expenses                                                            169
-------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                       142
-------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
  Investments Sold                                                       (1,016)
  Foreign Currency Transactions                                             128
  Futures Contracts                                                        (544)
-------------------------------------------------------------------------------
    Net Realized Loss                                                    (1,432)
-------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                            (1,742)
  Futures Contracts                                                         102
-------------------------------------------------------------------------------
    Change in Unrealized Appreciation/Depreciation                       (1,640)
-------------------------------------------------------------------------------
  NET REALIZED LOSS AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION   (3,072)
-------------------------------------------------------------------------------
    NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $(2,930)
===============================================================================

Statement of Changes in Net Assets

                                                                                                YEAR ENDED        YEAR ENDED
                                                                                         DECEMBER 31, 2001  DECEMBER 31,2000
                                                                                                     (000)              (000)
============================================================================================================================
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                                       $    142        $      133
  Net Realized Gain (Loss)                                                                      (1,432)              139
  Change in Unrealized Appreciation/Depreciation                                                (1,640)           (2,123)
------------------------------------------------------------------------------------------------------------------------
    Net Decrease in Net Assets Resulting from Operations                                        (2,930)           (1,851)
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  Net Investment Income                                                                           (264)              (30)
  In Excess of Net Investment Income                                                               (23)               (9)
  Net Realized Gain                                                                               --                (343)
  In Excess of Net Realized Gain                                                                    (2)             (163)
------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                                           (289)             (545)
------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscriptions                                                                                 51,486             9,378
  Distributions Reinvested                                                                         150               140
  Redemptions                                                                                  (46,529)           (5,739)
------------------------------------------------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from Capital Share Transactions                         5,107             3,779
------------------------------------------------------------------------------------------------------------------------
    Total Increase in Net Assets                                                                 1,888             1,383

NET ASSETS:
  Beginning of Period                                                                           13,699            12,316
------------------------------------------------------------------------------------------------------------------------
  End of Period (including distributions in excess of net investment income of $24 and $9,
    respectively)                                                                             $ 15,587        $   13,699
------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
------------------------------------------------------------------------------------------------------------------------
     Shares Subscribed                                                                           6,140               872
     Shares Issued on Distributions Reinvested                                                      20                14
     Shares Redeemed                                                                            (5,531)             (524)
------------------------------------------------------------------------------------------------------------------------
    Net Increase in Capital Shares Outstanding                                                     629               362
========================================================================================================================

    The accompanying notes are an integral part of the financial statements   11

Financial Highlights
Selected Per Share Data and Ratios


                                                                          YEAR ENDED DECEMBER 31,    PERIOD FROM
                                                                        ------------------------  SEPTEMBER 20, 1999*
                                                                           2001         2000      TO DECEMBER 31, 1999
====================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                    $   9.70      $  11.74          $ 10.00
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                                     0.07          0.10             0.02
  Net Realized and Unrealized Gain (Loss)                                  (1.99)        (1.73)            1.75
--------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                       (1.92)        (1.63)            1.77
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                   (0.13)        (0.02)            (0.03)
  In Excess of Net Investment Income                                      (0.01)        (0.01)            (0.00)+
  Net Realized Gain                                                         --          (0.25)               --
  In Excess of Net Realized Gain                                          (0.00)+       (0.13)               --
--------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                   (0.14)        (0.41)            (0.03)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $  7.64       $  9.70           $ 11.74
====================================================================================================================
TOTAL RETURN                                                             (19.81)%      (13.98)%           17.74%++
====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                                       $15,587       $13,699           $12,316
Ratio of Expenses to Average Net Assets                                    1.15%         1.15%             1.15%**
Ratio of Net Investment Income to Average Net Assets                       0.97%         1.03%             0.82%**
Portfolio Turnover Rate                                                      32%           65%               19%
--------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period:
  Per Share Benefit to Net Investment Income                            $  0.04       $  0.08           $  0.04
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                                           1.68%         2.06%             2.63%**
  Net Investment Income (Loss) to Average Net Assets                       0.44%         0.14%            (0.66)%**
--------------------------------------------------------------------------------------------------------------------

----------
* Commencement of operations
**Annualized
+ Amount is less than $0.01 per share
++Not annualized

12  The accompanying notes are an integral part of the financial statements

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         ANNUAL REPORT - DECEMBER 31, 2001

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fourteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Active International Allocation Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily, in accordance with country and sector weightings determined by the Adviser, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily vailable, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. INCOME TAXES: It is each Portfolio's intention to qualify as regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

   Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize joint trading account for the purpose of entering into repurchase agreements.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by major bank as follows:

   - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

   - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

   Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations rising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities retreated as ordinary income for U.S. Federal income tax purposes.

   Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transctions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

   Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Statement of Net Assets.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at set price on future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may rise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value to the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations. Due from (to) broker is comprised of initial margin and variation margin, as stated in the Statement of Net Assets.

   Certain Portfolios may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that Portfolio may not be able

                                         THE UNIVERSAL INSTITUTIONAL FUNDS. INC.

                                         ANNUAL REPORT - DECEMBER 31, 2001

Notes to Financial Statements (cont'd)

   to enter into a closing transaction because of an illiquid secondary market.

7. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-dividend date.

   The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

   Permanent book and tax basis differences relating to share-holder distributions may result in reclassifications among undistributed (distributions in excess of) net investment income, accumulated net realized gain (loss) and paid-in capital.

   Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

   Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of failure to complete the transaction by the counterparty.


B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                                     FROM $500
PORTFOLIO                       FIRST $500           MILLION TO       MORE THAN
                                 MILLION             $1  BILLION      $1 BILLION
--------------------------------------------------------------------------------
Active International Allocation      0.80%                0.75%            0.70%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, excluding interest expense and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.15%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25%of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. Certain employees of JPMIS are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: JP Morgan Chase Bank serves as custodian for the Fund in accordance with custodian agreement.

E. CREDIT FACILITY: The Fund, along with an affiliated openend fund (collectively the "Funds"), maintained a 364-day Credit Agreement (the "Agreement") with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds were provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds paid commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $150,000. The commitment fee and the arrangement fee were allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs were further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the year ended December 31, 2001, there were no amounts drawn down on the Facility. The Agreement expired on December 31, 2001. At December 31, 2001, the Fund did not expect to renew the Agreement.

F. OTHER: At December 31, 2001, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio (excluding foreign currency if applicable) were:

                                                               NET
 COST            APPRECIATION     DEPRECIATION        DEPRECIATION
(000)                    (000)            (000)               (000)
--------------------------------------------------------------------------------
$19,305                  $279          $(2,706)           $(2,427)

For the year ended December 31, 2001, purchases and sales of investment securities for the Portfolio, other than long term U.S. Government securities and short-term investments, were approximately $7,885,000 and $3,564,000, respectively. There were no purchases and sales of U.S. Government securities for the year ended December 31, 2001.

At December 31, 2001, the Portfolio had available capital loss carry forwards to offset future net capital gains, to the extent provided by regulations, of approximately $1,145,000 all of which will expire on December 31, 2009. To the extent that capital loss carry forwards are used to offset any future net capital gains realized during the carryforward periods provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2001, the Portfolio deferred to January 1, 2002 for U.S. Federal income tax purposes, post-October capital losses of $335,000.

The realized gain distribution amounts shown in the Statement of Changes in Net Assets for the years ended December 31, 2001 and December 31, 2000 include short-term realized gains which are treated as ordinary income for tax purposes of $2,000 and $505,000, respectively.

At December 31, 2001, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have material impact on the Portfolio.

G. SUPPLEMENTAL PROXY INFORMATION (UNAUDITED):

On October 11, 2001, a special meeting of the shareholders of the Fund was held. The following is summary of the proposal presented and the total number of shares voted:

PROPOSAL:
1. To elect the following Directors:

                               VOTES IN           VOTES
                               FAVOR OF          AGAINST
                               --------          -------
John D. Barrett II             155,414,985       2,762,501
Barton M. Biggs                155,288,247       2,889,239
Thomas P. Gerrity              155,538,892       2,638,594
Gerard E. Jones                155,459,928       2,717,558
Joseph J. Kearns               155,546,582       2,630,904
Vincent R. McLean              155,491,072       2,686,414
C. Oscar Morong, Jr.           155,490,890       2,686,596
William G. Morton, Jr.         155,511,886       2,665,600
Michael Nugent                 155,357,868       2,819,618
Fergus Reid                    155,382,427       2,795,059
Ronald E. Robison              155,456,858       2,720,628

                                          THE UNIVERSAL INSTITUTIONAL FUNDS.INC.

                                          OVERVIEW

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Directors of The Universal Institutional Funds, Inc.-
Active International Allocation Portfolio

We have audited the accompanying statement of net assets of the Active International Allocation Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period from September 20, 1999 (commencement of operations) to December 31, 1999 were audited by other auditors whose report, dated February 11, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Active International Allocation Portfolio of The Universal Institutional Funds, Inc. at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 11, 2002

Federal Tax Information (Unaudited)

For the year ended December 31, 2001, the Portfolio intends to pass through to shareholders foreign tax credits of approximately $24,000 and has derived gross income from sources within foreign countries in the amount of approximately $223,000.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS. INC.

                                         OVERVIEW

Director and Officer Information (Unaudited)

Independent Directors:

                                                                                        Number of
                                       Term of                                          Portfolios in
                                       Office and                                       Fund
                          Position(s)  Length of                                        Complex
Name, Age and Address of  Held with    Time        Principal Occupation(s) During Past  Overseen by   Other Directorships Held by
Director                  Registrant   Served*     5 Years                              Director**    Director
----------------------------------------------------------------------------------------------------------------------------------

John D. Barrett II (66)   Director     Director    Chairman and Director of Barrett     78            Director of the Ashforth
565 Fifth Avenue                       since       Associates, Inc. (investment                       Company (real estate).
New York, NY 10017                     1996        counseling).

Thomas P. Gerrity (60)    Director     Director    Professor of Management, formerly    78            Director, ICG Commerce, Inc.;
219 Grays Lane                         since       Dean, Wharton School of Business,                  Sunoco; Fannie Mae; Reliance
Haverford, PA 19041                    2001        University of Pennsylvania; formerly               Group Holdings, Inc., CVS
                                                   Director, IKON Office Solutions,                   Corporation and Knight-Ridder,
                                                   Inc., Fiserv, Digital Equipment                    Inc.
                                                   Corporation, Investor Force
                                                   Holdings, Inc. and Union Carbide
                                                   Corporation.

Gerard E. Jones (65)      Director     Director    Of Counsel, Shipman & Goodwin, LLP   78            Director of Tractor Supply
Shipman & Goodwin, LLP                 since       (law firm).                                        Company, Tiffany Foundation,
43 Arch Street                         1996                                                           and Fairfield County
Greenwich, CT 06830                                                                                   Foundation.

Joseph J. Kearns (59)     Director     Director    Investment consultant; formerly CFO  78            Director, Electro Rent
6287 Via Escondido                     since       of The J. Paul Getty Trust.                        Corporation  and The Ford
Malibu, CA 90265                       2001                                                           Family Foundation.

Vincent R. McLean (70)    Director     Director    Formerly Executive Vice President,   78            Director, Banner Life
702 Shackamaxon Drive                  since       Financial Officer, Director and                    Insurance Chief Co.; William
Westfield, NJ 07090                    2001        Member of the Executive Committee                  Penn Life Insurance Company of
                                                   of Sperry Corporation (now part                    New York.
                                                   of Unisys Corporation).

C. Oscar Morong, Jr. (66) Director     Director    Managing Director, Morong Capital    78            Trustee and Chairman of the
1385 Outlook Drive West                since       Management; formerly Senior Vice                   mutual funds in the Smith
Mountainside, NJ 07092                 2001        President and Investment Manager for               Barney/CitiFunds fund complex;
                                                   CREF, TIAA-CREF Investment Management,             Director, Ministers and
                                                   Inc. (investment management); formerly             Missionaries Benefit Board of
                                                   Director, The Indonesia Fund (mutual               American Baptist Churches.
                                                   fund).

William G. Morton, Jr.    Director     Director    Chairman Emeritus and former Chief   78            Director of Radio Shack
(64)                                   since       Executive Officer of Boston Stock                  Corporation (electronics).
100 Franklin Street                    2000        Exchange.
Boston, MA 02110

Michael Nugent (65)       Director     Director    General Partner, Triumph Capital,    207           Director of various business
c/o Triumph Capital, L.P.              since       L.P. (private investment                           organizations; Chairman of the
237 Park Avenue                        2001        partnership); formerly,                            Insurance Committee and
New York, NY 10017                                 Vice President, Bankers Trust Company              Director or Trustee of the
                                                   and BT Capital Corporation.                        retail families of funds
                                                                                                      advised by Morgan Stanley
                                                                                                      Investment Advisors Inc.

Fergus Reid (69)          Director     Director    Chairman and Chief Executive Officer 78            Trustee and Director of
85 Charles Colman Blvd.                since       of Lumelite Plastics Corporation.                  approximately 30 investment
Pawling, NY 12564                      1996                                                           companies in the JPMorgan
                                                                                                      Funds complex managed by
                                                                                                      JPMorgan Investment
                                                                                                      Management Inc.

                                                                              19


Director and Officer Information (cont'd)

Interested Directors:

                                                                                   Number of
                                    Term of                                        Portfolios
                                    Office and                                     in Fund
                      Position(s)   Length of                                      Complex
Name, Age and Address Held with     Time           Principal Occupation(s)         Overseen by Other Directorships Held by
of Director           Registrant    Served*        During Past 5 Years             Director**  Director
--------------------------------------------------------------------------------------------------------------------------------

Barton M. Biggs (69)  Chairman      Chairman       Chairman, Director and Managing 78          Member of the Yale Development
1221 Avenue of the    and Director  and Director   Director of Morgan Stanley                  Board
Americas New York,                  since 1996     and Management Investment
NY 10020                                           Inc.  Chairman and Director
                                                   of Morgan Stanley Investment
                                                   Management Limited; Managing
                                                   Director of Morgan Stanley
                                                   & Co.Incorporated; Director
                                                   and Chairman of the Board of
                                                   various U.S. registered
                                                   companies managed by Morgan
                                                   Stanley Investment Management
                                                   Inc.

Ronald E.Robison (63) President     President      President and Trustee; Chief    78
1221 Avenue of the    and Director  since 2001     Operations Officer and Managing
Americas New York,                  and Director   Director of Morgan Stanley
NY 10020                            since 2001     Investment Management Inc.;
                                                   Managing Director of Morgan
                                                   Stanley & Co. Incorporated;
                                                   formerly, Managing Director
                                                   and Chief Operating Officer
                                                   of TCW Investment Management
                                                   Company; Director, Chief
                                                   Administrative Officer and
                                                   President of various funds
                                                   in the Fund Complex.


----------
* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and any funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

Additional information about the Fund's Directors can be found in the Fund's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1-800-281-2715. You may also retrieve this information online at the Securities and Exchange Commission's web site at "http://www.sec.gov". To aid you in obtaining this information online, the Fund's Central Index Key (CIK) number is 1011378 and the SAI is found within form type 485BPOS.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS. INC.

                                         OVERVIEW

Director and Officer Information (cont'd)

Officers:

                                             Position(s)  Term of Office
                                             Held with    and Length of
Name, Age and Address of Executive Officer   Registrant   Time Served*    Principal Occupation(s) During Past 5 Years
--------------------------------------------------------------------------------------------------------------------------------
Ronald E. Robison (63)                       President    President       Chief Global Operations Officer and Managing Director of
Morgan Stanley Investment Management Inc.    and Director since 2001      Morgan Stanley Investment Management Inc.; Director and
1221 Avenue of the Americas                                               President of various U.S. registered investment companies
New York, NY 10020                                                        managed by Morgan Stanley Investment Management Inc.;
                                                                          Previously,Managing Director and Chief Operating Officer
                                                                          of TCW Investment Management Company.

Stefanie V. Chang (35)                       Vice         Vice President  Executive Director of Morgan Stanley & Co. Incorporated
Morgan Stanley Investment Management Inc.    President    since 1997      and Morgan Stanley Investment Management Inc.; formerly,
1221 Avenue of the Americas                                               practiced law with the New York law firm of Rogers & Wells
New York, NY 10020                                                        (now Clifford Chance Wells LLP); Vice President of certain funds in the Fund Complex.

Lorraine Truten (40)                         Vice         Vice President  Executive Director of Morgan Stanley Investment Management
Morgan Stanley Investment Management Inc.    President    since 2001      Inc.; Head of Global Client Services, Morgan Stanley
1221 Avenue of the Americas                                               Investment Management Inc.; President, Morgan Stanley Fund
New York, NY 10020                                                        Inc. formerly, Distribution, President of Morgan Stanley
                                                                          Institutional Fund Trust; Vice President of certain funds
                                                                          in the Fund Complex.

Mary E. Mullin (34)                          Secretary    Secretary since Vice President of Morgan Stanley & Co. Incorporated and
Morgan Stanley Investment Management Inc.                 1999            Morgan Stanley Investment Management Inc.; formerly,
1221 Avenue of the Americas                                               practiced law with the New York law firms of McDermott,
New York, NY 10020                                                        Will & Emery and Skadden, Arps, Slate, Meagher & Flom LLP;
                                                                          Secretary of certain funds in the Fund Complex.

James A. Gallo (37)                          Treasurer    Treasurer since Executive Director of Morgan Stanley Investment Management
Morgan Stanley Investment Management Inc.                 2001            Inc.; Treasurer of certain funds in the Fund Complex;
1221 Avenue of the Americas                                               formerly Director of Fund Accounting at PFPC, Inc.
New York, NY 10020

Belinda A. Brady (34)                        Assistant    Assistant       Fund Administration Senior Manager, J.P. Morgan Investor
J.P. Morgan Investor Service Co.             Treasurer    Treasurer since Services Co. (formerly, Chase Global Funds Services
73 Tremont Street                                         2001            Company); formerly Senior Auditor at Price Waterhouse LLP
Boston, MA 02108-3913                                                     (now PricewaterhouseCoopers LLP); Assistant Treasurer of
                                                                          certain funds in the Fund Complex.

----------
 * Each Officer serves an indefinite term, until his or her successor is selected.

INVESTMENT ADVISER AND ADMINISTRATOR            LEGAL COUNSEL
Morgan Stanley Asset Management                 Mayer, Brown & Platt LLP
1221 Avenue of the Americas                     1675 Broadway
New York, New York 10020                        New York, New York 10019-5820

Morgan Stanley Investments LP                   INDEPENDENT AUDITORS
One Tower Bridge                                Ernst & Young LLP
West Conshohocken, PA 19428-2899                200 Clarendon Street
                                                Boston, Massachusetts 02116-5072
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

This report is authorized for distribution only when preceded or accompanied by the prospectus of The Universal Institutional Funds, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         ANNUAL REPORT -- DECEMBER 31, 2001
[MORGAN STANLEY LOGO]

Emerging Markets Debt Portfolio

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         ANNUAL REPORT -- DECEMBER 31, 2001

Emerging Markets Debt Portfolio

[CHART OF COMPOSITION OF NET ASSETS]

---------------------
Brazil          23.3%
Russia          16.9
Mexico          16.4
Ecuador          3.9
South Korea      3.6
Other           35.9
---------------------

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Yields will fluctuate as market conditions change.

PERFORMANCE COMPARED TO THE J.P. MORGAN
EMERGING MARKETS BOND GLOBAL INDEX

                                TOTAL RETURNS(2)
                             ------------------------
                               ONE     AVERAGE ANNUAL
                              YEAR  SINCE INCEPTION(3)
-----------------------------------------------------
Portfolio                    10.10%             3.02%
Index(1)                      1.36              5.72

(1) The J.P. Morgan Emerging Markets Bond Global Index tracks total returns for U.S. dollar denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady Bonds, loans, Eurobonds and local market instruments for 27 emerging market countries.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3) Commenced operations on June 16, 1997.

[CHART OF COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT]

                                  EMERGING MARKETS           J.P.MORGAN EMERGING
                                   DEBT PORTFOLIO         MARKETS BOND GLOBAL INDEX
           6/16/1997*                  10,000                       10,000
          12/31/1997                   10,076                       10,110
          12/30/1998                   7,216                        8,943
          12/31/1999                   9,335                        11,105
          12/31/2000                   10,399                       12,705
          12/31/2001                   11,449                       12,878

* Commenced operations on June 16, 1997

The Emerging Markets Debt Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less liquidity and the potential for market volatility and political instability. In addition, investing in emerging markets may involve a relative higher degree of volatility.

For the year ended December 31, 2001, the Portfolio had a total return of 10.10% compared to 1.36% for the J.P. Morgan Emerging Markets Bond Global Index (the "Index"). The Portfolio's 30-day SEC yield at December 31, 2001, was 9.02%.

MARKET REVIEW

The headlines can often be deceiving. At first glance, the emerging-markets debt
(EMD) asset class had a rather disappointing year. The yield spread on the JP Morgan EMB Global Index tightened by a scant eight basis points and the Index managed to post a mere +1.36% total return for the year. Deteriorating global market conditions, increased risk aversion, crises in Argentina and Turkey, and lower commodity prices are all factors that explain the relatively muted performance of the asset class in 2001.

Beneath the surface, however, lies a more interesting storyline in which most EMD issues actually had an extraordinarily favorable year. Excluding Argentina, the Index's yield spread tightened 131 basis points and the Index posted a healthy 18.9% total return. Strong global liquidity precipitated by low nominal interest rates in local markets more than offset the impact of the negative fundamentals in countries other than Argentina.

Our very favorable relative performance was primarily due to our generally defensive risk posture relative to the Index early in the year, a consistent large underweight in Argentina, an overweight in Russia, and also due to favorable security selection decisions within Mexico.

The first half of 2001 was volatile for the EMD asset class. As with most other financial markets, the asset class was buoyed by the aggressive 100 basis-point cut in official U.S. interest rates early in the year. Then EMD took its direction from global equity markets, as growing concerns over the magnitude of the U.S. economic slowdown caused asset prices to come under pressure. In addition, investors struggled with the implications of a Turkish devaluation, heightened concerns over Argentina, and increasing political noise in both Brazil and Peru. Compounding this was a sharp slowdown in Europe and weaker commodity prices across the globe.

Two opposing themes dominated EMD during the latter part of the year: the intensification of the Argentine economic and political crisis and the generalized recovery in international capital markets following the tragic events of September 11. This recovery was precipitated by a series of interest rate cuts in the U.S. and Europe, and renewed optimism regarding the likelihood of an economic rebound by 2002. The resiliency of the non-Argentina EMD universe was striking; after all, the global economic back drop remained uncertain, commodity prices fell, and the Argentine situation deteriorated to the point where the country's economic and political foundations were shattered by late-December. Yet favorable OECD liquidity trends, the sharp decline in most U.S. interest rates, the rebound in global equity prices, and a number of favorable country-specific considerations all supported the rest of the market during the second half of the year.

MARKET OUTLOOK

The year-end rally in global financial markets may be a harbinger for a recovery in the global economic cycle. An economic recovery should not only raise the demand for exports from emerging-market countries, but should also increase the risk appetite of investors and, in turn, capital flows to the EMD asset class. Both considerations are key to improvements in the creditworthiness of emerging-market borrowers in the future. Of course, the situation in Argentina requires close scrutiny in terms of any potential contagion to other EMD countries. Please be assured that our EMD team will monitor all these developments closely in the coming year and will take these factors into consideration in managing the EMD strategy in 2002.

January 2002

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         EMERGING MARKETS DEBT PORTFOLIO

                                         FINANCIAL STATEMENTS
                                         DECEMBER 31, 2001

Statement of Net Assets

                                                                            FACE
                                                                   AMOUNT                VALUE
                                                                    (000)                (000)
==============================================================================================
DEBT INSTRUMENTS (94.2%)

Algeria (0.8%)

  SOVEREIGN (0.8%)

   Republic of Algeria, Loan Agreement, Tranche 1,
     7.188%, 3/31/10                                             $    452         $        411
==============================================================================================
Argentina (3.0%)

  SOVEREIGN (3.0%)

   Republic of Argentina, Global Bond, 11.375%, 3/15/10             2,120(a)               535

   Republic of Argentina, Global Bond, 11.75%, 4/7/09               1,010(a)               262

   Republic of Argentina, Global Bond, 11.75%, 6/15/15                580(a)               154

   Republic of Argentina, Par Bond, 6.00%, 3/31/23                  1,560(a)               671
----------------------------------------------------------------------------------------------
                                                                                         1,622
==============================================================================================
Brazil (23.3%)

  SOVEREIGN (23.3%)

   Federative Republic of Brazil, C Bond, PIK,
     8.00%, 4/15/14                                                 5,147                3,963

   Federative Republic of Brazil, C Bond, Series
     L, 8.00%, 4/15/14                                                215                  166

   Federative Republic of Brazil, Debt Conversion Bond, Series
     L, (Floating Rate), 3.25%, 4/15/12                             3,250                2,291

   Federative Republic of Brazil, Discount Z-L, (Floating
     Rate), 3.19%, 4/15/24                                          2,050                1,486

   Federative Republic of Brazil, Global Bond, 8.875%,
     4/15/24                                                        1,670                1,111

   Federative Republic of Brazil, Global Bond, 11.00%,
     8/17/40                                                        1,910                1,471

   Federative Republic of Brazil, Global Bond, 12.25%,
     3/6/30                                                           610                  525

   Federative Republic of Brazil, Global Bond, 9.625%, 7/15/05      1,050                  992

   Federative Republic of Brazil, Series NMB, (Floating Rate),
     3.25%, 4/15/09                                                   788                  629
----------------------------------------------------------------------------------------------
                                                                                        12,634
==============================================================================================
Bulgaria (1.9%)

  SOVEREIGN (1.9%)

   Republic of Bulgaria, Discount Bond, Series A,
    (Floating Rate), 4.56%, 7/28/24                                   730                  649

   Republic of Bulgaria, Front Loaded Interest Reduction Bond,
    Series A, (Floating Rate), 4.56%, 7/28/12                         450                  405
----------------------------------------------------------------------------------------------
                                                                                         1,054
==============================================================================================

China (0.8%)

  CORPORATE (0.8%)

   PCCW-HKTC Capital Ltd., 7.75%, 11/15/11                       $    440(b)      $        435
==============================================================================================
Colombia (1.9%)

  SOVEREIGN (1.9%)

   Republic of Colombia, Global Bond, 10.00%, 1/23/12               1,070                1,057
==============================================================================================
Croatia (0.7%)

  SOVEREIGN (0.7%)

   Croatia, Series A, (Floating Rate), 4.56%, 7/31/10                 368                  362
==============================================================================================
Dominican Republic (0.9%)

  SOVEREIGN (0.9%)

   Dominican Republic, 9.50%, 9/27/06                                 490                  500
==============================================================================================
Ecuador (3.9%)

  SOVEREIGN (3.9%)

   Republic of Ecuador, (Registered), 5.00%, 8/15/30                2,740(c)             1,311

   Republic of Ecuador, (Registered), 12.00%, 11/15/12              1,100                  814
----------------------------------------------------------------------------------------------
                                                                                         2,125
==============================================================================================
Egypt (2.2%)

  SOVEREIGN (2.2%)

   Arab Republic of Egypt, 8.75%, 7/11/11                           1,220(b)             1,189
==============================================================================================
Indonesia (0.7%)

  CORPORATE (0.7%)

   Pindo Deli Finance Mauritius, 10.75%, 10/1/07                    1,050(a,b)             157

   Tjiwi Kimia International BV, Global Bond, 13.25%,               1,030(a)               170

   Tjiwi Kimia Mauritius, Yankee, 10.00%, 8/1/04                      330(a)                48
----------------------------------------------------------------------------------------------
                                                                                           375
==============================================================================================
Ivory Coast (0.6%)

  SOVEREIGN (0.6%)

   Ivory Coast, Series US-1, 2.00%, 3/29/18                         1,300(a,c,d)           192

   Ivory Coast, PDI, Series US, 2.00%, 3/29/18                        760(a,c,d)           114
----------------------------------------------------------------------------------------------
                                                                                           306
==============================================================================================
Malaysia (1.6%)

  SOVEREIGN (1.6%)

   Malaysia, Global Bond, 7.50%, 7/15/11                              835(b)               873
==============================================================================================
Mexico (16.4%)

  CORPORATE (2.7%)

   Grupo Iusacell S.A. de C.V., 14.25%, 12/1/06                       250                  269

   Petroleos Mexicanos, Yankee Bond, 9.375%, 12/2/08                  510                  552

     The accompanying notes are an integral part of the financial statements   3


Statement of Nets Assets (cont'd)

                                                                            FACE
                                                                    AMOUNT                VALUE
                                                                     (000)                (000)
===============================================================================================
Mexico (cont'd)

   Petroleos Mexicanos, Yankee Bond, 9.50%, 9/15/27              $     400            $     423

   Petroleos Mexicanos, Yankee Bond, Series P, 9.50%,
    9/15/27                                                            200                  219
-----------------------------------------------------------------------------------------------
                                                                                          1,463
-----------------------------------------------------------------------------------------------
  SOVEREIGN (13.7%)

   United Mexican States, Global Bond, 11.375%, 9/15/16              2,920                3,601

   United Mexican States, Global Bond, 8.30%, 8/15/31                1,010                  992

   United Mexican States, Global Bond, 11.50%, 5/15/26                 730                  930

   United Mexican States, Series A, 9.875%, 2/1/10                   1,700                1,900
-----------------------------------------------------------------------------------------------
                                                                                          7,423
===============================================================================================
                                                                                          8,886
===============================================================================================
Morocco (2.2%)

  SOVEREIGN (2.2%)

   Kingdom of Morocco, Reconstruction & Consolidation
     Agreement, Series A, (Floating Rate), 2.78%, 1/5/09             1,375                1,220
-----------------------------------------------------------------------------------------------
Nigeria (1.0%)

  SOVEREIGN (1.0%)

   Nigeria, Par Bond, 6.25%, 11/15/20                                  500(c)               338

   Nigeria, Promissory Notes, 5.092%, 1/5/10                           490                  181
-----------------------------------------------------------------------------------------------
                                                                                            519
===============================================================================================
Panama (1.5%)

  SOVEREIGN (1.5%)

   Republic of Panama, 9.375%, 4/1/29                                  250                  262

   Republic of Panama, Global Bonds, 9.625%, 2/8/11                    535                  546
-----------------------------------------------------------------------------------------------
                                                                                            808
===============================================================================================
Peru (2.6%)

  SOVEREIGN (2.6%)

   Republic of Peru Front Loaded Interest 4.00%, 3/7/17                760(c)               532

   Republic of Peru, PDI, 4.50%, 3/7/17                              1,110(c)               852
-----------------------------------------------------------------------------------------------
                                                                                          1,384
===============================================================================================
Philippines (2.6%)

  CORPORATE (0.2%)

   Bayan Telecommunications, 13.50%, 7/15/06                           500(a,b,d)            88
-----------------------------------------------------------------------------------------------

  SOVEREIGN (2.4%)

   Republic of Philippines, Global Bond, 9.875%, 3/16/10         $     700            $     724

   Republic of Philippines, Global Bond, 9.875%, 1/15/19               620                  590
-----------------------------------------------------------------------------------------------
                                                                                          1,314
===============================================================================================
                                                                                          1,402
===============================================================================================
Poland (0.5%)

  CORPORATE (0.5%)

   Netia Holdings, Series B, 13.125%, 6/15/09                          400                   64

   PTC International Finance II Poltel, 11.25%, 12/1/09                220                  220
-----------------------------------------------------------------------------------------------
                                                                                            284
===============================================================================================
Qatar (0.8%)

  SOVEREIGN (0.8%)

   State of Qatar, (Registered), 9.75%, 6/15/30                        390                  446
===============================================================================================
Russia (16.9%)

  SOVEREIGN (16.9%)

   Russian Federation, 5.00%, 3/31/30                                3,530(c)             2,047

   Russian Federation, 5.00%, 3/31/30                                2,510(b,c)           1,456

   Russian Federation, 8.25%, 3/31/10                                1,255(b)             1,092

   Russian Federation, (Registered), 8.25%, 3/31/10                    350(c)               304

   Russian Federation, (Registered), 12.75%, 6/24/28                 2,350                2,556

   Russian Federation (Techmas), Foreign Trade Obligation
     NPL                                                               166(a,d)             113

   Russian Federation, Foreign Trade Obligation NPL                    789(a,d)             515

   Russian Federation (Sojuzzdravexport) , Foreign Trade
     Obligation NPL                                                    900(a,d)             578
                                                                         9(a,d)               6
                                                                       178(a,d)             116
   Russian Federation (Vneshposyltorg), Foreign Trade
     Obligation NPL                                                     73(a,d)              48

   Russian Federation (Tekser Insatt), Foreign Trade
     Obligation NPL                                                    487(a,d)             299
-----------------------------------------------------------------------------------------------
                                                                                          9,130
===============================================================================================
South Korea (3.6%)

  CORPORATE (2.8%)

   Korea Electric Power Corp., 6.375%, 12/1/03                         200                  207

   Korea Electric Power Corp., 7.75%, 4/1/13                           550                  578

     The accompanying notes are an integral part of the financial statements   4


                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         EMERGING MARKETS DEBT PORTFOLIO

                                         FINANCIAL STATEMENTS
                                         DECEMBER 31, 2001

Statement of Net Assets (cont'd)

                                                                              FACE
                                                                            AMOUNT                       VALUE
                                                                              (000)                       (000)
==============================================================================================================
South Korea (cont'd)
   Korea Electric Power Corp., Global Bond, 6.375%, 12/1/03   $                730         $               756
--------------------------------------------------------------------------------------------------------------
                                                                                                         1,541
--------------------------------------------------------------------------------------------------------------
  SOVEREIGN (0.8%)

   Republic of South Korea, Global Bond, 8.875%, 4/15/08                       350                         405
--------------------------------------------------------------------------------------------------------------
                                                                                                         1,946
==============================================================================================================
Tunisia (0.9%)

  SOVEREIGN (0.9%)

    Banque Centrale de Tunisie, 8.25%, 9/19/27                                 500                         465
==============================================================================================================
Ukraine (0.9%)

  SOVEREIGN (0.9%)

    Republic of Ukraine, (Registered), 11.00%, 3/15/07                         522                         497
==============================================================================================================
Venezuela (2.0%)

   SOVEREIGN (2.0%)

    Republic of Venezuela, Debt Conversion Bond, Series
      DL, (Floating Rate), 2.875%, 12/18/07                                    714                         518

    Republic of Venezuela, Series W-A, 6.75%, 3/31/20                          750                         547
--------------------------------------------------------------------------------------------------------------
                                                                                                         1,065
==============================================================================================================
  TOTAL DEBT INSTRUMENTS (COST $50,766)                                                                 50,995
==============================================================================================================

                                                                            NO. OF
                                                                            RIGHTS
==============================================================================================================
RIGHTS (0.0%)

Mexico (0.0%)

   United Mexican States, Value Recovery Rights expiring
    6/30/03 (COST $--@)                                                 10,875,000(d)                       11
--------------------------------------------------------------------------------------------------------------

                                                                            NO. OF
                                                                          WARRANTS
==============================================================================================================
WARRANTS (0.0%)

Colombia (0.0%)

  Occidente y Caribe, expiring 3/15/04 (COST $6)                             9,970(b,d)                     10
==============================================================================================================

                                                                             FACE
                                                                            AMOUNT
                                                                              (000)
==============================================================================================================
SHORT-TERM INVESTMENT (2.9%)

United States (2.9%)

REPURCHASE AGREEMENT (2.9%)

  J.P. Morgan Securities Inc., 1.63%, dated 12/31/01, due
   01/02/02 (COST $1,580)                                     $              1,580(e)                    1,580
==============================================================================================================
FOREIGN CURRENCY (0.0%)
  Euro (COST $1)                                              EUR                1                          --@

==============================================================================================================

                                                                            AMOUNT                       VALUE
                                                                              (000)                       (000)
==============================================================================================================
TOTAL INVESTMENTS (97.1%) (COST $52,353)                                                   $            52,596
==============================================================================================================

OTHER ASSETS (3.3%)

  Cash                                                        $                 13

  Interest Receivable                                                        1,084

  Receivable for Investments Sold                                              554

  Receivable for Portfolio Shares Sold                                         144                      1,795
==============================================================================================================
LIABILITIES (-0.4%)

Investment Advisory Fees Payable                                              (128)

Payable for Portfolio Shares Redeemed                                          (63)

Administrative Fees Payable                                                    (15)

Custodian Fees Payable                                                         (14)

Shareholder Reporting Expense Payable                                          (11)

Professional Fees Payable                                                       (7)                       (238)
==============================================================================================================
NET ASSETS (100%)                                                                          $            54,153
==============================================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE

  Applicable to 7,803,892 outstanding $0.001 par value shares
   (authorized 500,000,000 shares)                                                         $              6.94
==============================================================================================================
NET ASSETS CONSIST OF:

Paid-in Capital                                                                            $            65,075

Distributions in Excess of Net Investment Income                                                          (212)

Accumulated Net Realized Loss                                                                          (10,953)

Unrealized Appreciation on Investments and Foreign Currency
Translations                                                                                               243
--------------------------------------------------------------------------------------------------------------
Net Assets                                                                                 $            54,153
==============================================================================================================

(a) -- Security is in default
(b) -- 144A Security - certain conditions for public sale may exist.
(c) -- Step Bond -- Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2001. Maturity date disclosed is the ultimate maturity date.
(d) -- Non-income producing security
(e) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
@ -- Value is less than $500.
EUR -- Euro
NPL -- Non-performing loan -- see Note A-8 to the Financial Statements.

     The accompanying notes are an integral part of the financial statements   5

                                                                              YEAR ENDED
                                                                       DECEMBER 31, 2001
Statement of Operations                                                            (000)
========================================================================================
INVESTMENT INCOME:
  Interest                                                                    $    5,059
  Dividends                                                                            1
----------------------------------------------------------------------------------------
    Total Income                                                                   5,060
----------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                                                           400
  Administrative Fees                                                                122
  Custodian Fees                                                                      29
  Professional Fees                                                                   25
  Directors' Fees and Expenses                                                         1
  Other                                                                                8
----------------------------------------------------------------------------------------
    Net Expenses                                                                     585
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                              4,475
----------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
  Investments Sold                                                                (1,288)
  Foreign Currency Transactions                                                        1
  Futures                                                                            140
----------------------------------------------------------------------------------------
   Net Realized Loss                                                              (1,147)
----------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                                      1,030
  Foreign Currency Translations                                                       16
----------------------------------------------------------------------------------------
   Change in Unrealized Appreciation/Depreciation                                  1,046
----------------------------------------------------------------------------------------
  NET REALIZED LOSS AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION              (101)
----------------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $    4,374
========================================================================================

                                                                              YEAR ENDED            YEAR ENDED
                                                                       DECEMBER 31, 2001     DECEMBER 31, 2000
Statement of Changes in Net Assets                                                  (000)                 (000)
==============================================================================================================
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                       $    4,475       $         5,911
  Net Realized Gain (Loss)                                                        (1,147)                  863
  Change in Unrealized Appreciation/Depreciation                                   1,046                (2,665)
--------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Operations                            4,374                 4,109
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  Net Investment Income                                                           (4,549)               (5,415)
  In Excess of Net Investment Income                                                (188)                  (14)
--------------------------------------------------------------------------------------------------------------
    Total Distributions                                                           (4,737)               (5,429)
--------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                                     101,628               108,480
  Distributions Reinvested                                                         4,737                 4,894
  Redeemed                                                                      (105,375)              (90,086)
--------------------------------------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from Capital Share Transactions             990                23,288
--------------------------------------------------------------------------------------------------------------
  Total Increase in Net Assets                                                       627                21,968
NET ASSETS:
  Beginning of Period                                                             53,526                31,558
--------------------------------------------------------------------------------------------------------------
  End of Period (including distributions in excess of net investment
    income of $212 and $8, respectively)                                      $   54,153       $        53,526
--------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
--------------------------------------------------------------------------------------------------------------
    Shares Subscribed                                                             14,189                14,633
    Shares Issued on Distributions Reinvested                                        684                   708
    Shares Redeemed                                                              (14,815)              (12,165)
--------------------------------------------------------------------------------------------------------------
    Net Increase in Capital Shares Outstanding                                        58                 3,176
==============================================================================================================

6    The accompanying notes are an integral part of the financial statements

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         FINANCIAL HIGHLIGHT

                                         EMERGING MARKETS DEBT PORTFOLIO

Financial Highlights
Selected Per Share Data and Ratios

                                                                 YEAR ENDED DECEMBER 31,                     PERIOD FROM
                                                   ===============================================         JUNE 16, 1997*
                                                       2001        2000         1999         1998   TO DECEMBER 31, 1997
========================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD               $     6.91  $      6.91  $      6.10  $    9.67         $       10.00
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                  0.64         0.85         0.97       0.85                  0.28
  Net Realized and Unrealized Gain (Loss)                0.06        (0.06)        0.80      (3.60)                (0.22)
------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                   0.70         0.79         1.77      (2.75)                 0.06
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                 (0.64)       (0.79)       (0.96)     (0.82)                (0.27)
  In Excess of Net Investment Income                    (0.03)       (0.00)+      (0.00)+       --                    --
  Net Excess of Net Investment Income                      --           --           --         --                 (0.02)
  In Excess of Net Realized Gain                           --           --           --         --                 (0.10)
------------------------------------------------------------------------------------------------------------------------
     Total Distributions                                (0.67)       (0.79)       (0.96)     (0.82)                (0.39)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $     6.94  $      6.91  $      6.91  $    6.10         $        9.67
========================================================================================================================
TOTAL RETURN                                            10.10%       11.39%       29.37%    (28.38)%                0.76%++
========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                  $   54,153  $    53,526  $    31,558  $  24,932         $      26,378
Ratio of Expenses to Average Net Assets                  1.17%        1.40%        1.43%      1.52%                 1.35%**
Ratio of Expenses to Average Net Assets Excluding
  Interest Expense                                        N/A         1.30%        1.30%      1.30%                 1.30%**
Ratio Of Net Investment Income of Average Net
  Assets                                                 8.92%       13.20%       13.79%     10.94%                 8.10%**
Portfolio Turnover Rate                                   378%         469%         396%       449%                  173%
------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the
  Period:
    Per Share Benefit to Net Investment Income            N/A  $      0.01  $      0.03  $    0.04         $        0.02
Ratios Before Expense Limitation:
    Expenses to Average Net Assets                        N/A         1.61%        1.78%      2.05%                 2.06%**
    Net Investment Income to Average Net Assets           N/A        12.99%       13.43%     10.41%                 7.39%**
------------------------------------------------------------------------------------------------------------------------

*   Commencement of Operations
**  Annualized
+ Amount is less than $0.01 per share
++ Not annualized
N/A Not applicable during the period indicated

     The accompanying notes are an integral part of the financial statements   7

Notes to Financial Statements

The Universal Institutional Funds, Inc, (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fourteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Emerging Markets Debt Portfolio. The Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are not determined solely with regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

   Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

   - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

   - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         ANNUAL REPORT -- DECEMBER 31, 2001

Notes to Financial Statements (cont'd)

   Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

   Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

   Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Statement of Net Assets.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations. Due from (to) broker is comprised of initial margin and variation margin, as stated in the Statement of Net Assets.

   Certain Portfolios may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets.

   Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

7. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Portfolio may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place up to 120 days after the date of the transaction. Additionally, the Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the Portfolio's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

8. LOAN AGREEMENTS: The Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Portfolio's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. The Portfolio's investment in Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. The Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. The Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When the Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

9. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-dividend date.

   The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts and the timing of the deductibility of certain foreign taxes.

   Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed (distributions in excess of) net investment income, accumulated net realized gain (loss) and paid-in capital.

   Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

   Settlement and registration of foreign securities transactions may be subject to significant risks not normally asso-

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         ANNUAL REPORT - DECEMBER 31, 2001

Notes to Financial Statements (cont'd)

   ciated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                          FROM $500
                        FIRST $500       MILLION TO       MORE THAN
PORTFOLIO                  MILLION       $1 BILLION      $1 BILLION
--------------------------------------------------------------------
Emerging Markets Debt         0.80%            0.75%           0.70%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, excluding interest and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.30%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25%of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. Certain employees of JPMIS are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: The Fund, along with an affiliated open-end fund (collectively, the "Funds"), maintained a 364-day Credit Agreement (the "Agreement") with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds were provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds paid a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $150,000. The commitment fee and the arrangement fee were allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs were further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the year ended December 31, 2001, there were no amounts drawn down on the Facility. The Agreement expired on December 31, 2001. At December 31, 2001, the Fund did not expect to renew the Agreement.

F. OTHER: At December 31, 2001, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio (excluding foreign currency if applicable) were:

                                                          NET
    COST        APPRECIATION    DEPRECIATION     DEPRECIATION
   (000)               (000)           (000)            (000)
-------------------------------------------------------------
$ 52,821        $      2,384    $     (2,609)    $       (225)

For the year ended December 31, 2001, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $181,353,000 and $178,420,000, respectively. There were no purchases and sales of U.S. Government securities for the year ended December 31, 2001.

At December 31, 2001, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $10,207,000 of which $7,367,000 will expire on December 31, 2006, $1,503,000 will expire on December 31, 2007 and $1,337,000 will expire on December 31, 2009. To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2001, the Portfolio deferred to January 1, 2002, for U.S. Federal income tax purposes, post-October capital losses of $330,000.

At December 31, 2001, the net assets of the Portfolio were substantially comprised of foreign securities. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities. Further, at certain times the Portfolio's investments are concentrated in a limited number of countries and regions. This concentration may further increase the risk of the Portfolio.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on the Portfolio.

G. SUPPLEMENTAL PROXY INFORMATION (UNAUDITED):

On October 11, 2001, a special meeting of the shareholders of the Fund was held. The following is a summary of the proposal presented and the total number of shares voted:

PROPOSAL:
  1. To elect the following Directors:

                                       VOTES IN                VOTES
                                       FAVOR OF               AGAINST
                                      -----------            ---------
John D. Barrett II                    155,414,985            2,762,501
Barton M. Biggs                       155,288,247            2,889,239
Thomas P. Gerrity                     155,538,892            2,638,594
Gerard E. Jones                       155,459,928            2,717,558
Joseph J. Kearns                      155,546,582            2,630,904
Vincent R. McLean                     155,491,072            2,686,414
C. Oscar Morong, Jr.                  155,490,890            2,686,596
William G. Morton, Jr.                155,511,886            2,665,600
Michael Nugent                        155,357,868            2,819,618
Fergus Reid                           155,382,427            2,795,059
Ronald E. Robison                     155,456,858            2,720,628

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         OVERVIEW

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Directors of The Universal Institutional Funds, Inc. -
Emerging Markets Debt Portfolio

We have audited the accompanying statement of net assets of the Emerging Markets Debt Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1999 and for the period from June 16, 1997 (commencement of operations) to December 31, 1997 were audited by other auditors whose report, dated February 11, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Emerging Markets Debt Portfolio of The Universal Institutional Funds, Inc. at December 31, 2001, the results of its operations for the year then ended, changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 11, 2002

Director and Officer Information (Unaudited)

Independent Directors:

                                                                                             Number of
                                          Term of                                            Portfolios
                                          Office and                                         in Fund
                            Position(s)   Length of                                          Complex
Name, Age and Address of    Held with     Time         Principal Occupation(s) During Past   Overseen by   Other Directorships Held
Director                    Registrant    Served*      5 Years                               Director**    by Director
------------------------    -----------   ----------   -----------------------------------   -----------   -------------------------
John D. Barrett II (66)     Director      Director     Chairman and Director of Barrett       78           Director of the Ashforth
565 Fifth Avenue                          since        Associates, Inc. (investment                        Company (real estate).
New York, NY 10017                        1996         counseling).

Thomas P. Gerrity (60)      Director      Director     Professor of Management, formerly      78           Director, ICG Commerce,
219 Grays Lane                            since        Dean, Wharton School of Business,                   Inc.; Sunoco; Fannie Mae;
Haverford, PA 19041                       2001         University of Pennsylvania; formerly                Reliance Group Holdings,
                                                       Director, IKON Office Solutions,                    Inc., CVS Corporation and
                                                       Inc., Fiserv, Digital Equipment                     Knight-Ridder, Inc.
                                                       Corporation, Investor Force
                                                       Holdings, Inc. and Union Carbide
                                                       Corporation.

Gerard E. Jones (65)        Director      Director     Of Counsel, Shipman & Goodwin, LLP     78           Director of Tractor
Shipman & Goodwin, LLP                    since        (law firm).                                         Supply Company, Tiffany
43 Arch Street                            1996                                                             Foundation, and Fairfield
Greenwich, CT 06830                                                                                        County Foundation.


Joseph J. Kearns (59)       Director      Director     Investment consultant; formerly CFO    78           Director, Electro Rent
6287 Via Escondido                        since        of The J. Paul Getty Trust.                         Corporation and The Ford
Malibu, CA 90265                          2001                                                             Family Foundation.

Vincent R. McLean (70)      Director      Director     Formerly Executive Vice President,     78           Director, Banner Life
702 Shackamaxon Drive                     since        Chief Financial Officer, Director                   Insurance Co.; William
Westfield, NJ 07090                       2001         and Member of the Executive                         Penn Life Insurance
                                                       Committee of Sperry Corporation                     Company of New York.
                                                       (now part of Unisys Corporation).

C. Oscar Morong, Jr. (66)   Director      Director     Managing Director, Morong Capital      78           Trustee and Chairman of
1385 Outlook Drive West                   since        Management; formerly Senior Vice                    the mutual funds in the
Mountainside, NJ 07092                    2001         President and Investment Manager                    Smith Barney/CitiFunds
                                                       for CREF, TIAA-CREF Investment                      fund complex; Director,
                                                       Management, Inc. (investment                        Ministers and
                                                       management); formerly Director, The                 Missionaries Benefit
                                                       Indonesia Fund (mutual fund).                       Board of American
                                                                                                           Baptist Churches.

William G. Morton, Jr. (64) Director      Director     Chairman Emeritus and former Chief     78           Director of Radio Shack
100 Franklin Street                       since        Executive Officer of Boston Stock                   Corporation
Boston, MA 02110                          2000         Exchange.                                           (electronics).


Michael Nugent (65)         Director      Director     General Partner, Triumph Capital,     207           Director of various
c/o Triumph Capital, L.P.                 since        L.P. (private investment                            business organizations;
237 Park Avenue                           2001         partnership); formerly, Vice                        Chairman of the
New York, NY 10017                                     President, Bankers Trust Company                    Insurance Committee and
                                                       and BT Capital Corporation.                         Director or Trustee of
                                                                                                           the retail families of
                                                                                                           funds advised by Morgan
                                                                                                           Stanley Investment
                                                                                                           Advisors Inc.

Fergus Reid (69)            Director      Director     Chairman and Chief Executive           78           Trustee and Director of
85 Charles Colman Blvd.                   since        Officer of Lumelite Plastics                        approximately 30
Pawling, NY 12564                         1996         Corporation.                                        investment companies in
                                                                                                           the JPMorgan Funds
                                                                                                           complex managed by
                                                                                                           JPMorgan Investment
                                                                                                           Management Inc.

14

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         OVERVIEW

Director and Officer Information (Cont'd)

Interested Directors:

                                                                                             Number of
                                          Term of                                            Funds in
                                          Office and                                         Fund
                            Position(s)   Length of                                          Complex
Name, Age and Address of    Held with     Time         Principal Occupation(s)               Overseen by   Other Directorships Held
Director                    Registrant    Served*      During Past 5 Years                   Director**    by Director
------------------------    -----------   ----------   ------------------------------------- -----------   -------------------------
Barton M. Biggs (69)        Chairman      Chairman     Chairman, Director and Managing       78            Member of the Yale
1221 Avenue of the          and           and          Director of Morgan Stanley Investment               Development Board
Americas                    Director      Director     Management Inc. and Chairman and
New York, NY 10020                        since        Director of Morgan Stanley
                                          1996         Investment Management Limited;
                                                       Managing Director of Morgan Stanley
                                                       & Co. Incorporated; Director and
                                                       Chairman of the Board of various
                                                       U.S. registered companies managed
                                                       by Morgan Stanley Investment
                                                       Management Inc.

Ronald E. Robison (63)      President     President    President and Trustee; Chief          78
1221 Avenue of  the         and           since        Operations Officer and Managing
Americas                    Director      2001 and     Director of Morgan Stanley
New York, NY 10020                        Director     Investment Management Inc.;
                                          since        Managing Director of Morgan Stanley
                                          2001         & Co. Incorporated; formerly,
                                                       Managing Director and
                                                       Chief Operating Officer
                                                       of TCW Investment
                                                       Management Company;
                                                       Director, Chief
                                                       Administrative Officer
                                                       and President of various
                                                       funds in the Fund
                                                       Complex.

----------
* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment Managment Inc. and any funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Managment Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

Additonal information about the Fund's Directors can be found in the Fund's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1-800-281-2715. You may also retrieve this information on-line at the Securities and Exchange Commission's web site at "http://www.sec.gov". To aid you in obtaining this information on-line, the Fund's Central Index Key (CIK) number is 1011378 and the SAI is found within form type 485BPOS.

Officers:

                                             Position(s)   Term of Office
                                             Held with     and Length of
Name, Age and Address of Executive Officer   Registrant    Time Served*      Principal Occupation(s) During Past 5 Years
------------------------------------------   -----------   --------------    -------------------------------------------------------
Ronald E. Robison (63)                       President     President         Chief Global Operations Officer and Managing Director
Morgan Stanley Investment Management Inc.    and           since             of Morgan Stanley Investment Management Inc.; Director
1221 Avenue of the Americas                  Director      2001              and President of various U.S. registered investment
New York, NY 10020                                                           companies managed by Morgan Stanley Investment
                                                                             Management Inc.; Previously, Managing Director and
                                                                             Chief Operating Officer of TCW Investment Management
                                                                             Company.

Stefanie V. Chang (35)                       Vice          Vice President    Executive Director of Morgan Stanley & Co. Incorporated
Morgan Stanley Investment Management Inc.    President     since 1997        and Morgan Stanley Investment Management Inc.;
1221 Avenue of the Americas                                                  formerly, practiced law with the New York law firm of
New York, NY 10020                                                           Rogers & Wells (now Clifford Chance Rogers & Wells

                                                                             LLP);
                                                                             Vice
                                                                             President
                                                                             of
                                                                             certain
                                                                             funds
                                                                             in
                                                                             the
                                                                             Fund
                                                                             Complex.

Lorraine Truten (40)                         Vice          Vice President    Executive Director of Morgan Stanley Investment
Morgan Stanley Investment Management Inc.    President     since 2001        Management Inc.; Head of Global Client Services, Morgan
1221 Avenue of the Americas                                                  Stanley Investment Management Inc.; President, Morgan
New York, NY 10020                                                           Stanley Fund Distribution, Inc. formerly, President of

                                                                             Morgan
                                                                             Stanley
                                                                             Institutional
                                                                             Fund
                                                                             Trust;
                                                                             Vice
                                                                             President
                                                                             of
                                                                             certain
                                                                             funds
                                                                             in
                                                                             the
                                                                             Fund
                                                                             Complex.

Mary E. Mullin (34)                          Secretary     Secretary         Vice President of Morgan Stanley & Co. Incorporated and
Morgan Stanley Investment Management Inc.                  since             Morgan Stanley Investment Management Inc.; formerly,
1221 Avenue of the Americas                                1999              practiced law with the New York law firms of McDermott,
New York, NY 10020                                                           Will & Emery and Skadden, Arps, Slate, Meagher & Flom

LLP; Secretary of certain funds in the Fund Complex.

James A. Gallo (37)                          Treasurer     Treasurer         Executive Director of Morgan Stanley Investment
Morgan Stanley Investment Management Inc.                  since             Management Inc.; Treasurer of certain funds in the
1221 Avenue of the Americas                                2001              Fund Complex; formerly Director of Fund
New York, NY 10020                                                           Accounting at PFPC, Inc.

Belinda A. Brady (34)                        Assistant     Assistant         Fund Administration Senior Manager, J.P. Morgan
J.P. Morgan Investor Service Co.             Treasurer     Treasurer         Investor Services Co. (formerly, Chase Global Funds
73 Tremont Street                                          since 2001        Services Company); formerly Senior Auditor at Price
Boston, MA 02108-3913                                                        Waterhouse LLP (now PricewaterhouseCoopers LLP);

                                                                             Assistant
                                                                             Treasurer
                                                                             of
                                                                             certain
                                                                             funds
                                                                             in
                                                                             the
                                                                             Fund
                                                                             Complex.

----------
* Each Officer serves an indefinite term. until his or her successor is elected.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         ANNUAL REPORT -- DECEMBER 31, 2001

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

Morgan Stanley Investments LP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Mayer, Brown & Platt LLP
1675 Broadway
New York, New York 10019-5820

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

This report is authorized for distribution only when preceded or accompanied by the prospectus of The Universal Institutional Funds, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report--December 31, 2001

[MORGAN STANLEY LOGO]

Emerging Markets Equity Portfolio

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report--December 31, 2001

Emerging Markets Equity Portfolio

[CHART OF COMPOSITION OF NET ASSETS]

-----------------------------
South Korea             18.6%
Taiwan                  13.3
Mexico                  11.7
Brazil                   9.7
South Africa             9.5
Other                   37.2
-----------------------------

[CHART OF COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT]

                                            MSCI EMF GROSS/NET         EMF GROSS
                             PORTFOLIO            INDEX                  INDEX
                             ---------      ------------------         ---------
10/1/1996                     $10,000            $10,000                $10,000
12/31/1996                    $9,797              $9,905                 $9,905
12/31/1997                    $9,848              $8,756                 $8,756
12/31/1998                    $7,451              $6,537                 $6,537
12/31/1999                    $14,580            $10,883                $10,878
12/31/2000                    $8,864              $7,528                 $7,553
12/31/2001                    $8,289              $7,331                 $7,374

TOP FIVE INDUSTRIES

                                           VALUE   PERCENT OF
INDUSTRY                                   (000)   NET ASSETS
-------------------------------------------------------------
Semiconductor Equipment & Products       $18,659         12.2%
Banks                                     16,865         11.0
Wireless Telecommunication Services       15,746         10.3
Metals & Mining                           13,214          8.6
Diversified Telecommunication Services    11,949          7.8

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS FREE NET INDEX AND THE MSCI EMERGING MARKETS FREE GROSS INDEX

                                       Total Returns(3)
                            ----------------------------------------
                            One        Five       Average Annual
                            Year       Year       Since Inception(4)
--------------------------------------------------------------------
Portfolio                   -6.49%     -15.40%             -3.51%
MSCI EMF Net Index(1)       -2.62       -5.84              -5.74
MSCI EMF Gross Index(2)     -2.37       -5.74              -5.64

(1) The MSCI Emerging Markets Free Net Index is a market capitalization weighted index comprised of companies that are representative of the market structure of the developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa. Dividends are assumed to be reinvested after deduction of withholding tax, applying the rate applicable to non-resident individuals who do not benefit from double taxation treaties.
(2) The MSCI Emerging Markets Free Gross Index is a market capitalization weighted index comprised of companies that are representative of the market structure of the developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa. Dividends are assumed to be gross of withholding tax and net of any domestic tax credits.
(3) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total return would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(4)  Commenced operation on October 1,1996.

In accordance with SEC regulation, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

TOP FIVE HOLDINGS

                                                    PERCENT OF
SECURITY                          COUNTRY           NET ASSETS
--------------------------------------------------------------
Samsung Electronics Co., Ltd.     South Korea              5.0%
Taiwan Semiconductor
   Manufacturing Co., Ltd.        Taiwan                   4.2
Telmex                            Mexico                   3.2
Anglo American plc                South Africa             3.1
China Mobile (Hong Kong) Ltd.     China/Hong Kong          3.0

The Emerging Markets Equity Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less liquidity and the potential for market volatility and political instability. In addition, investing in emerging markets may involve a relative higher degree of volatility.

For the year ended December 31, 2001, the Portfolio had a total return of -6.49% compared to -2.62% for the Morgan Stanley Capital International
(MSCI) Emerging Markets Free Net Index and -2.37% for the MSCI Emerging Markets Free Gross Index.

MARKET REVIEW

For the 12 months ending December 2001, the Emerging Markets Equity Portfolio underperformed the benchmark due to stock selection in Brazil, South Korea and Israel. Stock selection in Taiwan, Mexico, India, South Africa and Russia were positive contributors. On a country allocation basis our overweight position in Israel (-31.4% for the 12 months ending December) coupled with our underweight stance in Taiwan (+10.0%) and Malaysia (+4.6%) reduced positive contributions from country allocations in South Korea (+48.0%), Greece (-16.8%), Russia (+55.5%), Argentina (-19.7%) and Mexico (+18.4%).

During the first quarter of 2001, investors witnessed a continuation of the global stock market correction of 2000. While there was a sharp rally in January as Latin and other Emerging Markets posted double-digit returns on the back of interest rate cuts the U.S. and a pick-up in global equity markets, the good news was short-lived. February and March were difficult months for global markets. Investors remained focused on the slowing pace of global economic growth. Additionally, profit downgrades and earnings disappointments further depressed investor sentiment. Emerging Markets rebounded during the second quarter of 2001 led by strong country gains in Russia (+27.2%), Mexico (+20.5%) and South Korea (+15.7%). Several U.S. interest rate cuts coupled with positive economic data from Russia and M&A activity in Mexico fueled gains within Emerging Markets. In the third quarter of 2001, Emerging Market equities fell sharply along with global equity markets in the aftermath of the September 11 attacks in the U.S., driven by heightened risk aversion and a deteriorating economic outlook. During September, the Emerging Markets fell 15.5% and ended the third quarter down 21.7%. Earlier in the third quarter, markets were led lower due to default fears in Argentina and downward revisions in corporate earnings, particularly in telecommunication and technology stocks. In the fourth quarter of 2001 equities rebounded from the sharp downturn that followed the events of September 11. Emerging Market equities hit a low on September 21, 2001 and since then they have rallied 29.6% through the end of the year. Fueled encouraging U.S. economic data, market sentiment improved as expectations grew for a U.S.-led global economic recovery in 2002.

In terms of Portfolio positioning, during the first half of 2001, we exited Argentina given its debt obligation troubles, currency exchange manipulations, and political ineffectiveness, all resulting in negative investor sentiment. In Asia, we added to our over-weight in China given its low dependence to exports and relatively strong domestic economy. In Emerging Europe, Middle East and Africa, we sold out of Greece subsequent to its exit from the Emerging Markets Free Index. Additionally, we moved from overweight to neutral position in Israel locking in gains in some of our technology names in April and given the continued Mid East conflict. Prior to September 11, our concern over the near-term global environment resulted in a Portfolio consisting of growth-oriented stocks we believe to be of high quality, complemented by stocks offering a relatively stable earnings outlook. As result, during the third quarter, the Portfolio did not experience any significant changes. However, following the September sell-off in the market, we took the opportunity to add a small amount to quality growth stocks which are likely to be long-term winners. Overall no major country allocation changes were made during the fourth quarter. However our decision, following MSCI changes, to maintain the Portfolio's absolute weights in Mexico, Malaysia and Chile led to increases in their relative weights within the Portfolio. On a sector basis, in South Africa where the local currency depreciated 24.9% in the fourth quarter, we shifted from domestic oriented companies such as banks in favor of export-oriented commodity stocks that are expected to benefit from a weak currency.

MARKET OUTLOOK

While we remain positive in the intermediate and long-term, we believe a trading range environment is likely near-term given our expectations that the pace of the recent rally will slow and potentially reverse in order to be in line with fundamentals. Nevertheless, this near-term trading environment does not change our positive long-term posture given our view that strong liquidity, cheap valuations and corporate restructuring which should continue to support select Emerging Market countries. We believe cyclical bottom is forming in the U.S. and as a result maintain our global view that the turnaround in growth (and thus Emerging Markets) has begun to point to a modest recovery.

January 2002

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         EMERGING MARKETS EQUITY PORTFOLIO

                                         FINANCIAL STATEMENTS
                                         DECEMBER 31, 2001

Statement of Net Assets

                                       SHARES             VALUE
                                                          (000)
===============================================================
COMMON STOCKS (95.7%)
Brazil (9.7%)
  Banco Bradesco S.A. (Preferred)   57,287,252       $       310
  Banco Bradesco S.A. ADR
    (Preferred)                         11,680               300
  Banco Itau S.A. (Preferred)       13,501,000             1,028
  Brasil Telecom Participacoes
    S.A. (Preferred)               109,341,853               862
  Brasil Telecom Participacoes
    S.A. ADR (Preferred)                16,055               666
  Brasil Telecom S.A. (Preferred)      603,590                 3
  Celular CRT S.A., Class A
    (Preferred)                      4,179,227               902
  CEMIG (Preferred)                 46,426,436               663
  CEMIG ADR                             19,117(a)            277
  Companhia de Bebidas das
    Americas (Preferred)             1,021,000               210
  Companhia de Bebidas das
    Americas ADR                        54,120             1,098
  CVRD, Class A (Preferred)             66,593             1,547
  CVRD ADR (Preferred)                  14,533               343
  Eletrobras S.A                     7,652,000               110
  Eletrobras S.A. Class B,
    (Preferred)                     20,654,000               279
  Eletrobras S.A. ADR, Class B
    (Preferred)                            800                 5
  Embraer S.A. ADR (Preferred)          15,120               335
  Embratel S.A. (Preferred)         46,600,000               200
  Lojas Arapua (Preferred)           2,311,000(a,b)           --@
  Lojas Arapua GDR                       1,305(a,b)           --@
  Petrobras S.A. (Preferred)            52,793             1,168
  Petrobras S.A. ADR                    44,620             1,040
  Petrobras S.A. ADR (Preferred)        48,805             1,085
  Tele Celular Sul S.A
    (Preferred)                     70,866,736               111
  Tele Celular Sul S.A. ADR
    (Preferred)                         12,181               199
  Telemar S.A. ADR                      11,600               181
  Telemar S.A                       13,872,000               360
  Telemig Celular S.A
    (Preferred)                     61,543,636               112
  Telemig Celular S.A. ADR
    (Preferred)                          3,636               137
  Telesp Celular S.A. (Preferred)   32,389,321               119
  Telesp Celular S.A. ADR
    (Preferred)                         16,589               154
  Unibanco GDR (Preferred)              22,778               508
  Votorantim Celulose e Papel
    S.A. ADR (Preferred)                25,200               445
----------------------------------------------------------------
                                                          14,757
==================================================================

Chile (0.4%)
  Enersis S.A. (Chile) ADR              10,500               140
  Telefonica CTC Chile ADR              38,860(a)    $       523
----------------------------------------------------------------
                                                             663
================================================================
China/Hong Kong (5.6%)
  Aluminum Corp. of China Ltd.,
    Class H                          2,220,000(a)            387
  Beijing Capital International
    Airport                            972,000               229
  Beijing Datang Power Generation
    Co., Ltd., Class H                 778,000               249
  China Merchants Holdings
    International Co., Ltd.            387,000               248
  China Mobile (Hong Kong) Ltd.      1,286,000             4,527
  China Petroleum & Chemical Corp.,
    Class H                          1,844,000               253
  Citic Pacific Ltd.                   273,000               607
  CNOOC Ltd.                           800,000               754
  Denway Motors Ltd.                 1,017,700               317
  Huaneng Power International,
    Inc., Class H                      447,000               269
  Legend Holdings Ltd.                 170,000                87
  PetroChina Co., Ltd.               1,412,000               250
  Travelsky Technology Ltd.,
    Class H                            405,000(a)            312
----------------------------------------------------------------
                                                           8,489
================================================================
Czech Republic (0.1%)
  Cesky Telecom A.S.                    14,100               144
================================================================
Hungary (1.8%)
  Gedeon Richter Rt.                    10,356               568
  Gedeon Richter Rt. GDR                 4,343               237
  Matav Rt.                            110,193               363
  Matav Rt. ADR                         10,995               187
  MOL Magyar Olaj-es Gazipari Rt.       18,982               344
  MOL Magyar Olaj-es Gazipari
    Rt. GDR (Registered)                   600                11
  OTP Bank Rt.                          13,946               839
  OTP Bank Rt. GDR                       3,210               190
----------------------------------------------------------------
                                                           2,739
================================================================
India (6.4%)
  Bharat Heavy Electricals Ltd.        126,800               370
  Bharat Petroleum Corp., Ltd.          63,000               247
  BSES Ltd.                             39,500               163
  Cipla Ltd.                            12,150               287
  Colgate-Palmolive (India) Ltd.        63,918               221
  Container Corp. of India Ltd.        111,664               340
  Dabur India Ltd.                     127,500               180
  Dr. Reddy's Laboratories              23,500               450
  Gujarat Ambuja Cements                88,000               347
  HDFC Bank Ltd.                        48,000               224
  HDFC Bank Ltd. ADR                    18,500(a)            269
  Hero Honda Motors Ltd.               138,475               720
  Hindustan Lever Ltd.                 232,500             1,078

    The accompanying notes are an integral part of the financial statements   3

Statement of Net Assets (cont'd)

                                                          VALUE
                                       SHARES             (000)
================================================================
  Hindustan Petroleum Corp.,
    Ltd.                                77,500        $      224
  Housing Development Finance
    Corp., Ltd.                         45,190               621
  India-Info.com, Private Co.,
    Ltd.                                58,026(b)             14
  Infosys Technologies Ltd.              9,240               781
  ITC Ltd.                              11,000               154
  ITC Ltd. GDR                          12,600               195
  Mahanagar Telephone Nigam Ltd.       171,000               449
  Mahanagar Telephone Nigam
    Ltd. ADR                            33,800(a)            203
  Ranbaxy Laboratories Ltd.             13,500               193
  Reliance Industries Ltd.              54,400               344
  Reliance Industries Ltd. GDR           5,500                76
  State Bank of India                  167,100               633
  State Bank of India GDR                1,800                15
  Strides Arcolab Ltd.                  15,750(c)             21
  Tata Iron & Steel Co., Ltd.          108,500               196
  Tata Power Co., Ltd.                  64,500               160
  Wipro Ltd.                             6,000               199
  Wipro Ltd. ADR                         5,300               194
  Zee Telefilms Ltd.                    70,450               163
----------------------------------------------------------------
                                                           9,731
================================================================
Indonesia (1.3%)
  Astra International Tbk PT         2,425,500(a)            455
  Hanjaya Mandala Sampoerna
    Tbk PT                           2,582,500               794
  Telekomunikasi Indonesia PT        2,395,000               737
----------------------------------------------------------------
                                                           1,986
================================================================
Israel (3.8%)
  Alvarion Ltd.                         30,792               114
  Check Point Software
    Technologies Ltd.                   10,748               429
  ECI Telecom Ltd.                     147,011(a)            790
  Elbit Systems Ltd.                     6,601               124
  RADVision Ltd.                        40,614               308
  RADWARE Ltd.                          24,511               318
  Teva Pharmaceutical
    Industries Ltd.                      7,950               488
  Teva Pharmaceutical
    Industries Ltd. ADR                 38,733             2,387
  TTI Team Telecom
    International Ltd.                  33,532               839
----------------------------------------------------------------
                                                           5,797
================================================================
Malaysia (3.1%)
  British American Tobacco
    (Malaysia) Bhd                      70,200               683
  Digi.com Bhd                         193,693(a)            255
  Gamuda Bhd                           357,000               425
  IJM Corp. Bhd                        106,000               119
  Magnum Corp. Bhd                     747,000       $       419
  Malayan Banking Bhd                  282,300               616
  Malaysian Pacific Industries Bhd      53,000               219
  Public Bank Bhd                      616,100               405
  Resorts World Bhd                    173,000               280
  Technology Resources
    Industries Bhd                     535,000(a)            407
  Telekom Malaysia Bhd                 180,000               488
  Tenaga Nasional Bhd                  140,000               394
----------------------------------------------------------------
                                                           4,710
================================================================
Mexico (11.7%)
  Alfa S.A., Class A                   234,122               263
  America Movil S.A. de C.V.
    ADR, Class L                       148,599             2,895
  Cemex S.A. CPO                       152,299               767
  Cemex S.A. CPO ADR                    21,126               522
  FEMSA ADR                             16,815               581
  FEMSA UBD                            296,241             1,005
  Grupo Aeroportuario del
    Sureste S.A. ADR, Series B          32,050(a)            494
  Grupo Aeroportuario del
    Sureste S.A., Class B               95,000               144
  Grupo Carso S.A., Class A-1           87,614(a)            292
  Grupo Financiero BBVA
    Bancomer ADR                        36,200(a)            670
  Grupo Financiero BBVA
    Bancomer, Class O                1,075,622               989
  Grupo Modelo S.A., Class C            47,700               107
  Grupo Sanborns S.A., Class B-1        14,525(a)             26
  Grupo Televisa S.A. ADR               35,827(a)          1,547
  Kimberly-Clark de Mexico,
    Class A                            299,543               902
  Telmex ADR, Class L                  141,474             4,954
  Wal-Mart de Mexico ADR, Class V        7,694               210
  Wal-Mart de Mexico, Class C           90,798               214
  Wal-Mart de Mexico, Class V          473,773             1,296
----------------------------------------------------------------
                                                          17,878
================================================================
Poland (1.2%)
  Bank Pekao S.A.                       35,212(a)            710
  KGHM Polska Miedz S.A.                44,412               146
  Polski Koncern Naftowy Orlen          76,976               369
  Telekomunikacja Polska S.A.           28,188(a)            100
  Telekomunikacja Polska S.A. GDR      164,110(a)            574
----------------------------------------------------------------
                                                           1,899
================================================================
Russia (5.3%)
  Gazprom ADR                           12,300               122
  Lukoil Holding ADR                    18,688               915
  Mobile Telesystems ADR                11,100(a)            396
  Mustcom Ltd.                         985,428(b)            139
  Surgutneftegaz ADR                   177,435             2,775
  Unified Energy Systems GDR           227,184             3,574

4   The accompanying notes are an integral part of the financial statements

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         EMERGING MARKETS EQUITY PORTFOLIO

                                         FINANCIAL STATEMENTS
                                         DECEMBER 31, 2001

Statement of Net Assets (cont'd)

                                                           VALUE
                                        SHARES             (000)
================================================================
Russia (cont'd)
  Vimpel-Communications ADR              6,820(a)    $       178
----------------------------------------------------------------
                                                           8,099
================================================================
South Africa (9.5%)
  Anglo American Platinum Corp., Ltd.   49,128             1,831
  Anglo American plc (London
    Shares)                            111,459             1,689
  Anglo American plc                   198,020             3,027
  AngloGold Ltd.                        12,032               424
  AngloGold Ltd. ADR                    12,180               220
  Barloworld Ltd.                      145,430               711
  Bidvest Group Ltd.                   105,337(a)            388
  FirstRand Ltd.                       172,200               107
  Gold Fields Ltd.                     111,200               533
  Harmony Gold Mining Co., Ltd.         47,090               308
  Harmony Gold Mining Co., Ltd.
    ADR                                  3,830                25
  Impala Platinum Holdings Ltd.         18,715               878
  Liberty Group Ltd.                    30,240               139
  M-Cell Ltd.                          161,290               178
  Nedcor Ltd.                              514                 5
  Sanlam Ltd.                          533,300               409
  Sappi Ltd.                            45,200               453
  Sappi Ltd. ADR                         6,610                68
  Sasol Ltd.                           199,283             1,753
  South African Breweries plc
    (London Shares)                     33,851               231
  South African Breweries plc          132,230               872
  Standard Bank Investment
    Corp., Ltd.                        109,190               284
----------------------------------------------------------------
                                                          14,533
================================================================
South Korea (18.6%)
  Cheil Communications, Inc.             5,650               581
  Good Morning Securities Co., Ltd.     67,380(a)            295
  Hana Bank                             21,340               275
  Humax Co., Ltd.                       54,381             1,314
  Hyundai Mobis                         94,570             1,361
  Hyundai Motor Co., Ltd.               51,380             1,052
  Kookmin Bank                          64,661             2,452
  Kookmin Credit Card Co., Ltd.         15,910               606
  Korea Electric Power Corp.            27,390               452
  Korea Telecom Corp. ADR               44,660               908
  Korea Tobacco & Ginseng Corp.         42,200               327
  L.G. Securities Co.                   37,250(a)            423
  LG Electronics Inc.                   54,390             1,027
  LG Engineering & Construction
    Ltd.                                94,450             1,014
  LG Household & Health Care Ltd.       13,830(a)            304
  Pohang Iron & Steel Co., Ltd.         15,602             1,449
  Samsung Electro-Mechanics Co.         27,416               914
  Samsung Electronics Co., Ltd.         33,621             7,141
  Samsung Electronics Co., Ltd.
    (Preferred)                          5,940       $       513
  Samsung Securities Co.                14,430(a)            526
  Shinhan Financial Group Co., Ltd.    106,990(a)          1,430
  Shinsegae Co., Ltd.                    2,160               229
  SK Telecom Co., Ltd.                  17,190             3,507
  Tong Yang Confectionery
    Corp.                               10,410               266
  Yuhan Corp.                            2,940               140
----------------------------------------------------------------
                                                          28,506
================================================================
Taiwan (13.3%)
  Accton Technology Corp.              338,000(a)            869
  Advanced Semiconductor
    Engineering, Inc.                  203,000(a)            189
  Ambit Microsystems Corp.             134,440               619
  Asustek Computer, Inc.               179,090               783
  Au Optronics Corp.                   409,000(a)            437
  Bank Sinopac                       1,217,800(a)            508
  China Steel Corp.                    534,070               208
  Chinatrust Commercial Bank         2,136,754             1,283
  Formosa Chemicals & Fibre Corp.      897,240               603
  Fubon Financial Holding Co., Ltd.    719,083(a)            625
  Hon Hai Precision Industry
    Co., Ltd.                          324,475             1,484
  President Chain Store Corp.          165,293               350
  Quanta Computer, Inc.                216,750               706
  Siliconware Precision Industries Co. 622,307(a)            550
  Sunplus Technology Co., Ltd.         100,650               311
  Taipei Bank                          446,000               334
  Taiwan Cellular Corp.                505,487(a)            676
  Taiwan Semiconductor
    Manufacturing Co., Ltd.          2,596,496             6,494
  United Microelectronics Corp.,
    Ltd.                             2,224,250             3,242
----------------------------------------------------------------
                                                          20,271
================================================================
Thailand (1.3%)
  Advanced Info. Service PCL
    (Foreign)                          502,000               462
  Delta Electronics (Thailand)
    PCL (Foreign)                      849,000               537
  PTT Exploration & Production PCL     129,800               329
  Shin Corp. PCL                     1,276,900(a)            450
  Siam Cement PCL                       21,400(a)            225
----------------------------------------------------------------
                                                           2,003
================================================================
Turkey (2.6%)
  Akbank T.A.S.                    122,820,000(a)            390
  Aksigorta A.S.                    42,512,000(a)            352
  Arcelik                           11,089,000(a)            117
  Haci Omer Sabanci Holding A.S.    76,389,000(a)            416
  Koc Holding A.S.                   3,989,000(a)            104

    The accompanying notes are an integral part of the financial statements    5


Statement of Net Assets (cont'd)

                                                          VALUE
                                       SHARES             (000)
================================================================
Turkey (cont'd)
  Netas Northern Electric
    Telekomunikasyon A.S.            7,506,000(a)    $       264
  Tupras-Turkiye Petrol
    Rafinerileri A.S.               30,778,550(a)            260
  Turkcell Iletisim Hizmetleri A.S.
    ADR                                  2,498(a)             51
  Turkcell Iletisim Hizmetleri A.S. 56,353,358(a)            486
  Turkiye Garanti Bankasi           89,587,000(a)            164
  Turkiye Is Bankasi, Class C       41,871,000(a)            234
  Vestel Elektronik Sanayi ve
    Ticaret A.S.                   120,627,055(a)            308
  Yapi ve Kredi Bankasi A.S.       296,652,442(a)            910
  Yapi ve Kredi Bankasi A.S.
    GDR                                 10,972(a)             33
----------------------------------------------------------------
                                                           4,089
================================================================
Other - Africa (0.0%)
  Morgan Stanley Africa
    Investment Fund, Inc.                  988(d)              7
----------------------------------------------------------------
TOTAL COMMON STOCKS (COST $147,062)                      146,301
================================================================

                                          FACE
                                        AMOUNT
                                         (000)
================================================================
SHORT-TERM INVESTMENT (6.7%)

  REPURCHASE AGREEMENT (6.7%)

  J.P. Morgan Securities Inc., 1.63%,
    dated 12/31/01, due 1/02/02
    (COST $10,146)                    $ 10,146(e)         10,146
----------------------------------------------------------------
FOREIGN CURRENCY (1.8%)

  Argentine Peso                      ARS         19          19
  Brazilian Real                      BRL        128          56
  British Pound                       GBP        179         261
  Euro                                EUR         25          23
  Hong Kong Dollar                    HKD          1          --@
  Hungarian Forint                    HUF         95          --@
  Indian Rupee                        INR     20,110         417
  Mexican Peso                        MXN        127          14
  South African Rand                  ZAR      4,119         344
  South Korean Won                    KRW        115          --@
  Taiwan Dollar                       TWD     55,904       1,598
  Turkish Lira                        TRL 36,216,082          25
----------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $2,762)                     2,757
================================================================
TOTAL INVESTMENTS (104.2%) (COST $159,970)               159,204
================================================================


                                        AMOUNT            AMOUNT
                                         (000)             (000)
================================================================
OTHER ASSETS (1.1%)
  Cash                                $     30
  Receivable for Portfolio Shares          356
    Sold
  Receivable for Investments Sold          990
  Dividends Receivable                     177
  Foreign Withholding Tax Reclaim          218
    Receivable
  Other                                      2       $     1,773
================================================================
LIABILITIES (-5.3%)
  Payable for Investments Purchased     (6,066)
  Net Unrealized Loss on Foreign          (727)
    Currency Exchange Contracts
  Payable for Portfolio Shares            (591)
    Redeemed
  Investment Advisory Fees Payable        (385)
  Custodian Fees Payable                  (226)
  Shareholder Reporting Expense Payable    (75)
  Administrative Fees Payable              (41)
  Deferred Foreign Taxes Payable            (2)
  Directors' Fees and Expenses Payable      (1)
  Other Liabilities                         (6)           (8,120)
================================================================
NET ASSETS (100%)                                    $   152,857
================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE

  Applicable to 23,057,436 outstanding $0.001
    par value shares (authorized
    500,000,000 shares)                              $      6.63
================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                      $   245,495
Undistributed Net Investment Income                          126
Accumulated Net Realized Loss                            (91,277)
Unrealized Depreciation on Investments
  and Foreign Currency Translations                       (1,487)
----------------------------------------------------------------
Net Assets                                           $   152,857
================================================================

6   The accompanying notes are an integral part of the financial statements

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         EMERGING MARKETS EQUITY PORTFOLIO

                                         FINANCIAL STATEMENTS
                                         DECEMBER 31, 2001

Statement of Net Assets (cont'd)

(a) -- Non-income producing security
(b) -- Security valued at fair value - see note A-1 to financial statements.
(c) -- 144A Security - certain conditions for public sale may exist.
(d) -- Fund is advised by an affiliate.
(e) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
@   -- Value is less than $500.
ADR -- American Depositary Receipt
ARS -- Argentine Peso
BRL -- Brazil Real
EUR -- Euro
GBP -- British Pound
GDR -- Global Depositary Receipt
HKD -- Hong Kong Dollar
HUF -- Hungarian Forint
INR -- Indian Rupee
KRW -- South Korean Won
MXN -- Mexican Peso
PCL -- Public Company Limited
THB -- Thai Baht
TRL -- Turkish Lira
TWD -- Taiwan Dollar
ZAR -- South African Rand

================================================================
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Portfolio had the following foreign currency exchange contract(s) open at period end:

  CURRENCY                           IN                   NET
    TO                            EXCHANGE             UNREALIZED
  DELIVER    VALUE    SETTLEMENT    FOR        VALUE   GAIN (LOSS)
   (000)     (000)       DATE      (000)       (000)      (000)
================================================================
BRL     73 $    31       1/02/02  US$     31  $    31    $     --@
MXN 44,699   4,879       1/18/02  US$  4,429    4,429        (450)
MXN 36,513   3,986       1/18/02  US$  3,601    3,601        (385)
THB    673      15       1/02/02  US$     15       15          --@
THB    494      11       1/03/02  US$     11       11          --@
THB    729      16       1/04/02  US$     16       16          --@
ZAR  2,248     188       1/03/02  US$    186      186          (2)
ZAR  1,117      93       1/12/02  US$     90       90          (3)
US$  4,306   4,306       1/18/02  MXN 40,476    4,418         112
US$     13      13       1/02/02  ZAR    151       13          --@
US$     14      14       1/02/02  INR    685       14          --@
US$     42      42       1/02/02  INR  2,014       42          --@
US$     15      15       1/02/02  INR    711       15          --@
US$     14      14       1/02/02  INR    661       14          --@
US$    261     261       1/02/02  MXN  2,389      262           1
------------------------------------------------------------------
           $13,884                            $13,157    $   (727)
==================================================================

                    SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
                       CLASSIFICATION -- DECEMBER 31, 2001

                                                   PERCENT
                                          VALUE     OF NET
INDUSTRY                                  (000)     ASSETS
----------------------------------------------------------------
Aerospace & Defense                     $     459        0.3%
Airlines                                      229        0.1
Auto Components                             1,361        0.9
Automobiles                                 2,543        1.7
Banks                                      16,865       11.0
Beverages                                   4,104        2.7
Chemicals                                     420        0.3
Communications Equipment                    2,037        1.3
Computers & Peripherals                     2,195        1.4
Construction & Engineering                  1,557        1.0
Construction Materials                      1,860        1.2
Diversified Financials                      2,998        2.0
Diversified Telecommunication Services     11,949        7.8
Electric Utilities                          6,736        4.4
Electrical Equipment                          370        0.2
Electronic Equipment & Instruments          3,373        2.2
Food & Drug Retailing                         350        0.2
Food Products                                 266        0.2
Hotels Restaurants & Leisure                  699        0.5
Household Durables                          2,766        1.8
Household Products                          1,604        1.0
Industrial Conglomerates                    2,511        1.6
Insurance                                     900        0.6
Internet Software & Services                1,055        0.7
IT Consulting & Services                    1,174        0.8
Media                                       2,291        1.5
Metals & Mining                            13,214        8.6
Multiline Retail                            1,974        1.3
Oil & Gas                                  11,899        7.8
Paper & Forest Products                     1,867        1.2
Pharmaceuticals                             4,930        3.2
Road & Rail                                   340        0.2
Semiconductor Equipment & Products         18,659       12.2
Software                                    1,151        0.8
Textiles & Apparel                            603        0.4
Tobacco                                     2,155        1.4
Transportation Infrastructure                 638        0.4
Wireless Telecommunication Services        15,794       10.3
Other                                      13,308        8.8
----------------------------------------------------------------
                                        $ 159,204      104.2%
================================================================

    The accompanying notes are an integral part of the financial statements    7

                                                                      YEAR ENDED
                                                               DECEMBER 31, 2001
Statement of Operations                                                    (000)
================================================================================
INVESTMENT INCOME:
  Dividends (net of $10 foreign taxes withheld)                          $ 2,798
  Interest                                                                   429
--------------------------------------------------------------------------------
    Total Income                                                           3,227
--------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                                                 1,923
  Less: Fees Waived                                                         (419)
                                                                        --------
  Net Investment Advisory Fees                                             1,504
  Custodian Fees                                                             547
  Administrative Fees                                                        401
  Foreign Tax Expense                                                        128
  Shareholder Reporting                                                      109
  Amortization of Organizational Costs                                        77
  Professional Fees                                                           52
  Interest Expense                                                            18
  Directors' Fees and Expenses                                                 4
  Other                                                                       12
--------------------------------------------------------------------------------
    Net Expenses                                                           2,852
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                        375
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
  Investments Sold (net of foreign tax expense of $22)                   (72,835)
  Foreign Currency Transactions                                             (598)
--------------------------------------------------------------------------------
    Net Realized Loss                                                    (73,433)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                             65,549
  Foreign Currency Translations                                             (717)
--------------------------------------------------------------------------------
    Change in Unrealized Appreciation/Depreciation                        64,832
--------------------------------------------------------------------------------
  NET REALIZED LOSS AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION    (8,601)
--------------------------------------------------------------------------------
    NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $(8,226)
================================================================================


                                                                                                  YEAR ENDED         YEAR ENDED
                                                                                           DECEMBER 31, 2001  DECEMBER 31, 2000
Statement of Changes in Net Assets                                                                     (000)              (000)
====================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                                                     $     375          $  (1,889)
  Net Realized Gain (Loss)                                                                           (73,433)             8,210
  Change in Unrealized Appreciation/Depreciation                                                      64,832           (116,703)
--------------------------------------------------------------------------------------------------------------------------------
    Net Decrease in Net Assets Resulting from Operations                                              (8,226)          (110,382)
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  Net Realized Gain                                                                                       --             (8,849)
  In Excess of Net Realized Gain                                                                          --            (18,208)
  Paid-In Capital                                                                                         --               (689)
--------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                                                   --            (27,746)
--------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscriptions                                                                                      519,436            296,451
  Distributions Reinvested                                                                              --               27,732
  Redemptions                                                                                       (519,907)          (211,625)
--------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions                     (471)           112,558
--------------------------------------------------------------------------------------------------------------------------------
  Total Decrease in Net Assets                                                                        (8,697)           (25,570)
NET ASSETS:
  Beginning of Period                                                                                161,554            187,124
--------------------------------------------------------------------------------------------------------------------------------
  End of Period (including undistributed net investment income (accumulated net investment loss)
     of $126 and $(396), respectively)                                                             $ 152,857          $ 161,554
--------------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
--------------------------------------------------------------------------------------------------------------------------------
  Shares Subscribed                                                                                   80,671             23,537
  Shares Issued on Distributions Reinvested                                                               --              3,716
  Shares Redeemed                                                                                    (80,402)           (17,916)
--------------------------------------------------------------------------------------------------------------------------------
  Net Increase in Capital Shares Outstanding                                                             269              9,337
--------------------------------------------------------------------------------------------------------------------------------

8   The accompanying notes are an integral part of the financial statements

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         FINANCIAL HIGHLIGHTS

                                         EMERGING MARKETS EQUITY PORTFOLIO

Financial Highlights

Selected Per Share Data and Ratios

                                                                              YEAR ENDED DECEMBER 31,
                                                        ===========================================================================
                                                                 2001            2000            1999           1998          1997
===================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                      $      7.09     $     13.91     $      7.11  $        9.45    $     9.78
===================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                   0.02           (0.08)          (0.01)          0.06          0.04
  Net Realized and Unrealized Gain (Loss)                       (0.48)          (5.32)           6.81          (2.36)           --
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                            (0.46)          (5.40)           6.80          (2.30)         0.04
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                            --              --           (0.00)+        (0.04)        (0.07)
  Net Realized Gain                                                --           (0.44)             --             --         (0.02)
  In Excess of Net Realized Gain                                   --           (0.94)             --             --         (0.28)
  Paid-In Capital                                                  --           (0.04)             --             --            --
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                            --           (1.42)          (0.00)+        (0.04)        (0.37)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $      6.63     $      7.09     $     13.91  $        7.11    $     9.45
===================================================================================================================================
TOTAL RETURN                                                    (6.49)%        (39.21)%         95.68%        (24.34)%        0.52%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                         $   152,857     $   161,554     $   187,124  $      36,313    $   34,098
Ratio of Expenses to Average Net Assets                          1.85%           1.80%           1.79%          1.95%         1.80%
Ratio of Expenses to Average Net Assets Excluding
  Foreign Tax Expense and Interest Expense                       1.75%           1.75%           1.75%          1.75%         1.75%
Ratio of Net Investment Income (Loss) to Average Net
  Assets                                                         0.24%          (0.81)%         (0.37)%         0.83%         0.47%
Portfolio Turnover Rate                                           132%             94%            113%           100%           87%
----------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the
  Period:
    Per Share Benefit to Net Investment Income            $      0.02  $         0.02     $      0.05  $        0.11    $     0.17
Ratios Before Expense Limitation:
    Expenses to Average Net Assets                               2.12%           1.96%           2.62%          3.45%         4.12%
    Net Investment Income (Loss) to Average Net
      Assets                                                    (0.03)%         (0.96)%         (1.21)%        (0.66)%       (1.84)%
----------------------------------------------------------------------------------------------------------------------------------

+ Amount is less than $0.01 per share

   The accompanying notes are an integral part of the financial statements     9

Notes to Financial Statements

The Universal Institutional Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fourteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Emerging Markets Equity Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

   Certain Portfolios may be subject to taxes imposed by certain of the countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

   - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

   - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

   Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         ANNUAL REPORT - DECEMBER 31, 2001

Notes to Financial Statements (cont'd)

   foreign currency gains (losses) due to security transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

   Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

   Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Statement of Net Assets.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. SWAP AGREEMENTS: The Portfolio may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. The following summarizes swaps which may be entered into by the Portfolios.

   Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

   Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the off-setting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as appreciation or depreciation in the Statement of Operations. Periodic payments received or made at the end of each measurement period are recorded as realized gains or losses in the Statement of Operations.

   Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations.

   Because there is no organized market for these swap agreements, the value of open swaps reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

   Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

7. ORGANIZATION COSTS: The organization costs of the Fund have been amortized on a straight line basis over a period of five years beginning with the commencement of operations. Morgan Stanley Asset Management has agreed that in the event any of its initial shares which constituted the Fund at inception are redeemed prior to the amortization of such costs, the proceeds on redemption will be reduced by the pro-rata portion of any unamortized organization costs in the same proportion as the number of shares redeemed bears to the initial shares held at time of redemption. As of December
   31, 2001, the Portfolio has fully amortized its organization costs.

8. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-dividend date.

   The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, and the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

   Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed (distributions in excess of) net investment income, accumulated net realized gain (loss) and paid-in capital.

   Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

   Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                       FROM $500
                        FIRST $500    MILLION TO    MORE THAN
PORTFOLIO                  MILLION    $1 BILLION   $1 BILLION
--------------------------------------------------------------
Emerging Markets Equity       1.25%        1.20%        1.15%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, excluding interest and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.75%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25%of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P.Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. Certain employees of JPMIS are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: The Fund, along with an affiliated open-end fund (collectively, the "Funds"), maintained a 364-day Credit Agreement (the "Agreement") with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds were provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds paid a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $150,000. The commitment fee and the arrangement fee were allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs were further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the year ended December 31, 2001, there were no amounts drawn down on the Facility. The Agreement expired on December 31, 2001. At December 31, 2001, the Fund did not expect to renew the Agreement.

F. OTHER: At December 31, 2001, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio (excluding foreign currency if applicable) were:

                                                           NET
  COST        APPRECIATION       DEPRECIATION     DEPRECIATION
  (000)               (000)              (000)            (000)
  --------------------------------------------------------------
$175,425            $5,532           $(24,510)        $(18,978)

For the year ended December 31, 2001, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $191,689,000 and $187,675,000, respectively. There were no purchases and sales of U.S. Government securities for the year ended December 31, 2001. During the year ended December 31, 2001, the Portfolio incurred $84,421 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker dealer.

At December 31, 2001, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $68,138,000, all of which will expire on December 31, 2009. To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital, passive foreign investment company ("PFIC") and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2001, the Portfolio deferred to January 1, 2002, for U.S. Federal income tax purposes, post-October capital losses of $5,208,000, post-October PFIC losses of $20,000 and post-October currency losses of $287,000.

The realized gain distribution amount shown in the Statement of Changes in Net Assets for the year ended December 31, 2000 includes short-term realized gains which are treated as ordinary income for tax purposes of $17,204,000.

At December 31, 2001, the net assets of the Portfolio were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, a Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

G. SUPPLEMENTAL PROXY INFORMATION (UNAUDITED): On October 11, 2001, a special meeting of the shareholders of the Fund was held. The following is a summary of the proposal presented and the total number of shares voted:

PROPOSAL:
 1. To elect the following Directors:

                                VOTES IN           VOTES
                                FAVOR OF          AGAINST
                               ===========      ===========
John D. Barrett II             155,414,985       2,762,501
Barton M. Biggs                155,288,247       2,889,239
Thomas P. Gerrity              155,538,892       2,638,594
Gerard E. Jones                155,459,928       2,717,558
Joseph J. Kearns               155,546,582       2,630,904
Vincent R. McLean              155,491,072       2,686,414
C. Oscar Morong, Jr.           155,490,890       2,686,596
William G. Morton, Jr.         155,511,886       2,665,600
Michael Nugent                 155,357,868       2,819,618
Fergus Reid                    155,382,427       2,795,059
Ronald E. Robison              155,456,858       2,720,628

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Directors of The Universal Institutional Funds, Inc.-
Emerging Markets Equity Portfolio

We have audited the accompanying statement of net assets of the Emerging Markets Equity Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2001, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 1999 were audited by other auditors whose report, dated February 11, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Emerging Markets Equity Portfolio of The Universal Institutional Funds, Inc. at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 11, 2002

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         OVERVIEW

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

Independent Directors:

                                                                                              Number of
                                           Term of                                            Portfolios in
                                           Office and                                         Fund
                              Position(s)  Length of                                          Complex
Name, Age and Address of      Held with    Time        Principal Occupation(s) During Past    Overseen by   Other Directorships Held
Director                      Registrant   Served*     5 Years                                Director**    by Director
------------------------      ----------   ----------  -----------------------------------    ------------  -----------------------
John D. Barrett II (66)       Director     Director    Chairman and Director of Barrett       78            Director of the Ashforth
565 Fifth Avenue                           since       Associates, Inc. (investment                         Company (real estate).
New York, NY 10017                         1996        counseling).

Thomas P. Gerrity (60)        Director     Director    Professor of Management, formerly      78            Director, ICG Commerce,
219 Grays Lane                             since       Dean, Wharton School of Business,                    Inc.; Sunoco; Fannie
Haverford, PA 19041                        2001        University of Pennsylvania; formerly                 Mae; Reliance  Group
                                                       Director, IKON Office Solutions,                     Holdings, Inc., CVS
                                                       Inc., Fiserv, Digital Equipment                      Corporation and
                                                       Corporation, Investor Force Holdings,                Knight-Ridder,
                                                       Inc. and Union Carbide Corporation.                  Inc.

Gerard E. Jones (65)          Director     Director    Of Counsel, Shipman & Goodwin, LLP     78            Director of Tractor
Shipman & Goodwin, LLP                     since       (law firm).                                          Supply Company, Tiffany
43 Arch Street                             1996                                                             Foundation, and
Greenwich, CT 06830                                                                                         Fairfield County
                                                                                                            Foundation.

Joseph J. Kearns (59)         Director     Director    Investment consultant; formerly CFO    78            Director, Electro Rent
6287 Via Escondido                         since       of The J. Paul Getty Trust.                          Corporation and The Ford
Malibu, CA 90265                           2001                                                             Family Foundation.

Vincent R. McLean (70)        Director     Director    Formerly Executive Vice President,     78            Director, Banner Life
702 Shackamaxon Drive                      since       Chief Financial Officer, Director                    Insurance Co.; William
Westfield, NJ 07090                        2001        and Member of the Executive Committee                Penn Life Insurance
                                                       of Sperry Corporation (now part of                   Company of New York.
                                                       Unisys Corporation).

C. Oscar Morong, Jr. (66)     Director     Director    Managing Director, Morong Capital      78            Trustee and Chairman of
1385 Outlook Drive West                    since       Management; formerly Senior Vice                     the mutual funds in the
Mountainside, NJ 07092                     2001        President and Investment Manager for                 Smith Barney/CitiFunds
                                                       CREF, TIAA-CREF Investment                           fund complex;
                                                       Management, Inc. (investment                         Director, Ministers and
                                                       management); formerly Director, The                  Missionaries Benefit
                                                       Indonesia Fund (mutual fund).                        Board of American
                                                                                                            Baptist Churches.

William G. Morton, Jr. (64)   Director     Director    Chairman Emeritus and former Chief     78            Director of Radio Shack
100 Franklin Street                        since       Executive Officer of Boston Stock                    Corporation
Boston, MA 02110                           2000        Exchange.                                            (electronics).

Michael Nugent (65)           Director     Director    General Partner, Triumph Capital,      207           Director of various
c/o Triumph Capital, L.P.                  since       L.P. (private investment partnership);               business organizations;
237 Park Avenue                            2001        formerly, Vice President, Bankers                    Chairman of the
New York, NY 10017                                     Trust Company and BT Capital                         Insurance Committee and
                                                       Corporation.                                         Director or Trustee of
                                                                                                            the retail families of
                                                                                                            funds advised by Morgan
                                                                                                            Stanley Investment
                                                                                                            Advisors Inc.

Fergus Reid (69)              Director     Director    Chairman and Chief Executive Officer   78            Trustee and Director of
85 Charles Colman Blvd.                    since       of Lumelite Plastics Corporation.                    approximately 30
Pawling, NY 12564                          1996                                                             investment companies in
                                                                                                            the JPMorgan Funds
                                                                                                            complex managed by
                                                                                                            JPMorgan Investment
                                                                                                            Management Inc.

                                                                              15

Director and Officer Information (cont'd)

Interested Directors:

                                                                                              Number of
                                           Term of                                            Portfolios in
                                           Office and                                         Fund
                              Position(s)  Length of                                          Complex
Name, Age and Address of      Held with    Time        Principal Occupation(s) During Past    Overseen by   Other Directorships Held
Director                      Registrant   Served*     5 Years                                Director**    by Director
---------------------------   ------------ ----------  -----------------------------------    ------------- ------------------------
Barton M. Biggs (69)          Chairman     Chairman    Chairman, Director and Managing        78            Member of the Yale
1221 Avenue of the Americas   and Director and         Director of Morgan Stanley Investment                Development Board
New York, NY 10020                         Director    Management Inc. and Chairman and
                                           since       Director of Morgan Stanley Investment
                                           1996        Management Limited; Managing Director
                                                       of Morgan Stanley & Co. Incorporated;
                                                       Director and Chairman  of the Board
                                                       of various U.S. registered  companies
                                                       managed by Morgan Stanley Investment
                                                       Management Inc.

Ronald E. Robison (63)        President    President   President and Trustee; Chief           78
1221 Avenue of the Americas   and Director since       Operations Officer and Managing
New York, NY 10020                         2001 and    Director of Morgan Stanley Investment
                                           Director    Management Inc.; Managing Director
                                           since       of Morgan Stanley & Co. Incorporated;
                                           2001        formerly, Managing Director and Chief
                                                       Operating Officer of TCW Investment
                                                       Management Company; Director, Chief
                                                       Administrative Officer and President
                                                       of various funds in the Fund
                                                       Complex.

----------
* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment Managment Inc. and any funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Managment Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

Additonal information about the Fund's Directors can be found in the Fund's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1-800-281-2715. You may also retrieve this information on-line at the Securities and Exchange Commission's web site at "http://www.sec.gov". To aid you in obtaining this information on-line, the Fund's Central Index Key (CIK) number is 1011378 and the SAI is found within form type 485BPOS.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         OVERVIEW

Director and Officer Information (cont'd)

Officers:

                                             Position(s)     Term of Office
                                             Held with       and Length of
Name, Age and Address of Executive Officer   Registrant      Time Served*       Principal Occupation(s) During Past 5 Years
------------------------------------------   ----------      --------------     -------------------------------------------
Ronald E. Robison (63)                       President       President since    Chief Global Operations Officer and Managing
Morgan Stanley Investment Management Inc.    and Director    2001               Director of Morgan Stanley Investment Management
1221 Avenue of the Americas                                                     Inc.; Director and President of various U.S.
New York, NY 10020                                                              registered investment companies managed by Morgan
                                                                                Stanley Investment Management Inc.; Previously,
                                                                                Managing Director and Chief Operating Officer of
                                                                                TCW Investment Management Company.

Stefanie V. Chang (35)                       Vice            Vice President     Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.    President       since 1997         Incorporated and Morgan Stanley Investment
1221 Avenue of the Americas                                                     Management Inc.; formerly, practiced law with the
New York, NY 10020                                                              New York law firm of Rogers & Wells (now Clifford
                                                                                Chance Rogers & Wells LLP); Vice President of
                                                                                certain funds in the Fund Complex.

Lorraine Truten (40)                         Vice            Vice President     Executive Director of Morgan Stanley Investment
Morgan Stanley Investment Management Inc.    President       since 2001         Management Inc.; Head of Global Client Services,
1221 Avenue of the Americas                                                     Morgan Stanley Investment Management Inc.;
New York, NY 10020                                                              President, Morgan Stanley Fund Distribution, Inc.
                                                                                formerly, President of Morgan Stanley Institutional
                                                                                Fund Trust; Vice President of certain funds in
                                                                                the Fund Complex.

Mary E. Mullin (34)                          Secretary       Secretary since    Vice President of Morgan Stanley & Co. Incorporated
Morgan Stanley Investment Management Inc.                    1999               and Morgan Stanley Investment Management Inc.;
1221 Avenue of the Americas                                                     formerly, practiced law with the New York law
New York, NY 10020                                                              firms of McDermott, Will & Emery and Skadden, Arps,
                                                                                Slate, Meagher & Flom LLP; Secretary of certain
                                                                                funds in the Fund Complex.

James A. Gallo (37)                          Treasurer       Treasurer since    Executive Director of Morgan Stanley Investment
Morgan Stanley Investment Management Inc.                    2001               Management Inc.; Treasurer of certain funds in the
1221 Avenue of the Americas                                                     Fund Complex; formerly Director of Fund
New York, NY 10020                                                              Accounting at PFPC, Inc.

Belinda A. Brady (34)                        Assistant       Assistant          Fund Administration Senior Manager, J.P. Morgan
J.P. Morgan Investor Service Co.             Treasurer       Treasurer since    Investor Services Co. (formerly, Chase Global Funds
73 Tremont Street                                            2001               Services Company); formerly Senior Auditor at
Boston, MA 02108-3913                                                           Price Waterhouse LLP (now PricewaterhouseCoopers
                                                                                LLP); Assistant Treasurer of certain funds in the
                                                                                Fund Complex.

----------
* Each Officer serves an indefinite term, until his or her successor is elected.

INVESTMENT ADVISER AND ADMINISTRATOR         LEGAL COUNSEL
Morgan Stanley Asset Management              Mayer, Brown & Platt LLP
1221 Avenue of the Americas                  1675 Broadway
New York, New York 10020                     New York, New York 10019-5820

Morgan Stanley Investments LP
One Tower Bridge
West Conshohocken, PA 19428-2899             INDEPENDENT AUDITORS
                                             Ernst & Young LLP
DISTRIBUTOR                                  200 Clarendon Street
Morgan Stanley & Co. Incorporated            Boston, Massachusetts 02116-5072
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

This report is authorized for distribution only when preceded or accompanied by the prospectus of The Universal Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         ANNUAL REPORT - DECEMBER 31, 2001
[MORGAN STANLEY LOGO]

Equity Growth Portfolio

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         ANNUAL REPORT - DECEMBER 31, 2001

Equity Growth Portfolio

[CHART OF COMPOSITION OF NET ASSETS]

---------------------------------------------
Pharmaceuticals                         13.7%
Industrial Conglomerates                12.3
Diversified Financials                   8.6
Software                                 7.1
Semiconductor Equipment & Products       6.3
Other                                   52.0
---------------------------------------------

TOP FIVE HOLDINGS

                                                                PERCENT OF
SECURITY                       INDUSTRY                         NET ASSETS
-----------------------------------------------------------------------------
Tyco International Ltd.        Industrial Conglomerates         7.6%
Pfizer, Inc.                   Pharmaceuticals                  4.8
General Electric Co.           Industrial Conglomerates         4.7
Microsoft Corp.                Software                         4.2
Freddie Mac                    Diversified Financials           4.0

PERFORMANCE COMPARED TO THE S&P 500 INDEX

                                                TOTAL RETURNS(2)
                                        ---------------------------------
                                                          AVERAGE ANNUAL
                                             ONE                   SINCE
                                            YEAR             INCEPTION(3)
-------------------------------------------------------------------------
Portfolio                                 -15.17%                10.63%
Index(1)                                  -11.88                 10.82

(1) The S&P 500 Index is comprised of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These 500 companies are a representative sample of some 100 industries chosen mainly for market size, liquidity and industry group representation.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3) Commenced operations on January 2, 1997.

[CHART OF COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT]

                 EQUITY GROWTH PORTFOLIO       S&P 500 INDEX
1/2/1997*               $ 10,000                 $ 10,000
12/31/1997                13,305                   13,402
12/31/1998                15,872                   17,231
12/31/1999                22,133                   20,856
12/31/2000                19,533                   18,954
12/31/2001                16,570                   16,702

* Commenced operations on January 2, 1997

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Equity Growth Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

For the year ended December 31, 2001, the Portfolio had a total return of -15.17% compared to -11.88% for the S&P 500 Index (the "Index").

MARKET REVIEW

The Index rebounded in the fourth quarter of 2001, advancing 10.69%. Despite this strong rebound, the Index finished its second consecutive year of double-digit losses, down 11.88%. The declines in the U.S. market occurred against a backdrop of economic weakness, with the longest lasting business expansion in U.S. history ending in March.

For the year, the Portfolio lagged the Index as a result of stock selection. The Portfolio was, on average, 5% overweight in technology, the largest sector in the Portfolio, throughout the year, although we opportunistically increased and decreased exposure throughout the year as a result of valuation work. These decisions were incrementally positive for performance. During the year, we increased emphasis on larger, more established companies dominant in their respective space.

Stock selection in telecommunication services, which was less than 5% of the Portfolio, also detracted from performance. Industrials, which were the largest overweight and second largest sector, averaging 19% of the Portfolio, also contributed positively, both from the overweight in a sector that declined less than many others, and from stock selection which modestly exceeded the Index sector return. The Portfolio was also overweight health care, averaging 20% of the Portfolio, and as with technology, we successfully managed the relative exposure to this stable growth sector over the year. Large cap pharmaceuticals did not perform as well as we had expected, given the earnings visibility the sector had, relative to other areas of the market. We believe the stock market has recently exhibited a much stronger recovery than the underlying fundamentals of many companies across the market. The run up in cyclical sectors such as technology and consumer discretionary has, in our view, pushed valuations ahead of business momentum.

MARKET OUTLOOK

It is our opinion that economic recovery will not occur until the second half of the year, at the earliest, and we do not see any catalysts to promote a strong and sustainable recovery at this time. We are cautiously optimistic that the stock market will have a modest rebound in 2002. If the market were to register another losing year, it would be the first time since 1939-41. For these reasons, we continue to hold a mix of stable and cyclical growth companies and spend our time on intense fundamental research.

January 2002

                                   THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                   EQUITY GROWTH PORTFOLIO

                                   FINANCIAL STATEMENTS
                                   DECEMBER 31, 2001

Statement of Net Assets

                                                                           VALUE
                                                   SHARES                  (000)
================================================================================
COMMON STOCKS (98.2%)
CONSUMER DISCRETIONARY (11.4%)
HOTELS RESTAURANTS & LEISURE (0.4%)
  International Game Technology                     7,938(a)         $       542
================================================================================
MEDIA (3.8%)
  AOL Time Warner, Inc.                            72,688(a)               2,334
  Liberty Media Corp, Series A                    125,725(a)               1,760
  Viacom, Inc.                                     17,900(a)                 790
--------------------------------------------------------------------------------
                                                                           4,884
================================================================================
MULTILINE RETAIL (3.6%)
  BJ's Wholesale Club, Inc.                        16,925(a)                 746
  Costco Wholesale Corp.                           23,850(a)               1,059
  Dollar Tree Stores, Inc.                         11,938(a)                 369
  Wal-Mart Stores, Inc.                            41,525                  2,390
--------------------------------------------------------------------------------
                                                                           4,564
================================================================================
SPECIALTY RETAIL (3.6%)
  Home Depot, Inc.                                 74,025                  3,776
  Limited, Inc.                                    19,725                    290
  Tiffany & Co.                                    10,550                    332
  TJX Cos., Inc.                                    6,600                    263
--------------------------------------------------------------------------------
                                                                           4,661
================================================================================
TOTAL CONSUMER DISCRETIONARY                                              14,651
================================================================================
CONSUMER STAPLES (9.3%)
BEVERAGES (4.6%)
  Anheuser-Busch Co., Inc.                         55,825                  2,524
  Coca-Cola Co.                                    12,538                    591
  PepsiCo, Inc.                                    56,358                  2,744
--------------------------------------------------------------------------------
                                                                           5,859
================================================================================
FOOD & DRUG RETAILING (1.0%)
  Safeway, Inc.                                    22,400(a)                 935
  Walgreen Co.                                     11,200                    377
--------------------------------------------------------------------------------
                                                                           1,312
================================================================================
FOOD PRODUCTS (1.5%)
  Kraft Foods, Inc.                                58,575                  1,993
================================================================================
HOUSEHOLD PRODUCTS (1.3%)
  Colgate Palmolive Co.                            14,975                    865
  Procter & Gamble Co.                             10,513                    832
--------------------------------------------------------------------------------
                                                                           1,697
================================================================================
TOBACCO (0.9%)
  Philip Morris Cos., Inc.                         25,238                  1,157
================================================================================
TOTAL CONSUMER STAPLES                                                    12,018
================================================================================
ENERGY (1.0%)
ENERGY EQUIPMENT & SERVICES (0.6%)
  Baker Hughes, Inc.                               20,612                    752
================================================================================
OIL & GAS (0.4%)
  Anadarko Petroleum Corp.                          9,825                    558
================================================================================
TOTAL ENERGY                                                               1,310
================================================================================
FINANCIALS (12.1%)
BANKS (1.4%)
  Bank of New York Co., Inc.                       12,800                    522
  Fifth Third Bancorp                              20,325            $     1,247
--------------------------------------------------------------------------------
                                                                           1,769
================================================================================
DIVERSIFIED FINANCIALS (8.6%)
  Capital One Financial Corp.                      11,775                    635
  Citigroup, Inc.                                  78,863                  3,981
  Freddie Mac                                      78,675                  5,145
  Goldman Sachs Group, Inc.                        13,887                  1,288
--------------------------------------------------------------------------------
                                                                          11,049
================================================================================
INSURANCE (2.1%)
  American International Group, Inc.               35,013                  2,780
================================================================================
TOTAL FINANCIALS                                                          15,598
================================================================================
HEALTH CARE (22.7%)
BIOTECHNOLOGY (3.0%)
  Amgen, Inc.                                      23,188(a)               1,309
  Celgene Corp.                                     8,100(a)                 259
  Gilead Sciences, Inc.                             9,863(a)                 648
  Idec Pharmaceuticals Corp.                       12,450(a)                 858
  Invitrogen Corp.                                  5,738(a)                 355
  Medimmune, Inc.                                   8,400(a)                 389
--------------------------------------------------------------------------------
                                                                           3,818
================================================================================
HEALTH CARE EQUIPMENT & SUPPLIES (1.7%)
  Applera Corp. - Applied
    Biosystems Group                                5,100                    200
  Baxter International, Inc.                       11,500                    617
  Medtronic, Inc.                                  28,113                  1,440
--------------------------------------------------------------------------------
                                                                           2,257
================================================================================
HEALTH CARE PROVIDERS & SERVICES (4.3%)
  AmerisourceBergen Corp.                           9,400                    597
  Cardinal Health, Inc.                             5,013                    324
  HCA, Inc.                                        39,300                  1,515
  Laboratory Corp. of America Holdings             27,713(a)               2,241
  Quest Diagnostics, Inc.                          11,300(a)                 810
--------------------------------------------------------------------------------
                                                                           5,487
================================================================================
PHARMACEUTICALS (13.7%)
  Abbott Laboratories                              17,325                    966
  American Home Products Corp.                     47,013                  2,885
  Bristol-Myers Squibb Co.                         24,250                  1,237
  Eli Lilly & Co.                                   8,700                    683
  Johnson & Johnson                                39,550                  2,337
  Merck & Co., Inc.                                34,588                  2,034
  Pfizer, Inc.                                    156,438                  6,234
  Pharmacia Corp.                                  22,455                    958
  Schering-Plough Corp.                             7,963                    285
--------------------------------------------------------------------------------
                                                                          17,619
================================================================================
TOTAL HEALTH CARE                                                         29,181
================================================================================
INDUSTRIALS (17.5%)
AEROSPACE & DEFENSE (3.1%)
  Alliant Techsystems, Inc.                         8,000(a)                 618
  General Dynamics Corp.                           31,713                  2,526

    The accompanying notes are an integral part of the financial statements    3


Statement of Net Assets (cont'd)

                                                                           VALUE
                                                   SHARES                  (000)
================================================================================
INDUSTRIALS (cont'd)
  Raytheon Co.                                     26,800            $       870
--------------------------------------------------------------------------------
                                                                           4,014
================================================================================
COMMERCIAL SERVICES & SUPPLIES (2.1%)
  Affiliated Computer Services, Inc., Class A       3,875(a)                 411
  Concord EFS, Inc.                                31,475(a)               1,032
  First Data Corp.                                 12,013                    943
  Weight Watchers International, Inc.               7,700(a)                 260
--------------------------------------------------------------------------------
                                                                           2,646
================================================================================
INDUSTRIAL CONGLOMERATES (12.3%)
  General Electric Co.                            151,588                  6,075
  Tyco International Ltd.                         166,600                  9,813
--------------------------------------------------------------------------------
                                                                          15,888
================================================================================
TOTAL INDUSTRIALS                                                         22,548
================================================================================
INFORMATION TECHNOLOGY (21.2%)
COMMUNICATIONS EQUIPMENT (3.3%)
  Brocade Communications Systems, Inc.              8,788(a)                 291
  Cisco Systems, Inc.                             152,725(a)               2,766
  Motorola, Inc.                                   21,875                    328
  QUALCOMM, Inc.                                   17,200(a)                 869
--------------------------------------------------------------------------------
                                                                           4,254
================================================================================
COMPUTERS & PERIPHERALS (4.4%)
  Dell Computer Corp.                              58,750(a)               1,597
  EMC Corp.                                        31,988(a)                 430
  International Business Machines
    Corp.                                          24,188                  2,925
  Sun Microsystems, Inc.                           63,238(a)                 778
--------------------------------------------------------------------------------
                                                                           5,730
================================================================================
INTERNET SOFTWARE & SERVICES (0.1%)
  VeriSign, Inc.                                    2,550(a)                  97
================================================================================
SEMICONDUCTOR EQUIPMENT & PRODUCTS (6.3%)
  Altera Corp.                                     20,563(a)                 437
  Analog Devices, Inc.                             12,325(a)                 547
  Applied Materials, Inc.                          11,563(a)                 464
  Intel Corp.                                     151,638                  4,769
  Texas Instruments, Inc.                          53,250                  1,491
  Xilinx, Inc.                                      9,125(a)                 356
--------------------------------------------------------------------------------
                                                                           8,064
================================================================================
SOFTWARE (7.1%)
  Intuit, Inc.                                     24,176(a)               1,034
  Microsoft Corp.                                  82,413(a)               5,460
  Oracle Corp.                                     92,350(a)               1,275
  PeopleSoft, Inc.                                 18,425(a)                 741
  VERITAS Software Corp.                           13,847(a)                 621
--------------------------------------------------------------------------------
                                                                           9,131
================================================================================
TOTAL INFORMATION TECHNOLOGY                                              27,276
================================================================================
TELECOMMUNICATION SERVICES (3.0%)
DIVERSIFIED TELECOMMUNICATION SERVICES (2.1%)
  SBC Communications, Inc.                         35,088            $     1,374
  Verizon Communications, Inc.                     21,364                  1,014
  WorldCom, Inc.- WorldCom Group                   26,525(a)                 374
--------------------------------------------------------------------------------
                                                                           2,762
================================================================================
WIRELESS TELECOMMUNICATION SERVICES (0.9%)
  AT&T Wireless Group                              22,300(a)                 320
  Sprint Corp. (PCS Group)                         32,725(a)                 799
--------------------------------------------------------------------------------
                                                                           1,119
================================================================================
TOTAL TELECOMMUNICATION SERVICES                                           3,881
================================================================================
  TOTAL COMMON STOCKS (COST $127,407)                                    126,463
================================================================================

                                                     FACE
                                                   AMOUNT
                                                    (000)
================================================================================
SHORT-TERM INVESTMENT (2.2%)
REPURCHASE AGREEMENT (2.2%)
J.P. Morgan Securities Inc., 1.63%,
dated 12/31/01, due 01/02/02
(COST $2,846)                                     $ 2,846(b)               2,846
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.4%) (COST $130,253)                               129,309
================================================================================

                                                   AMOUNT
                                                    (000)
================================================================================
OTHER ASSETS (0.8%)
  Cash                                            $    27
  Receivable for Investments Sold                     793
  Receivable for Portfolio Shares Sold                101
  Dividends Receivable                                 94
  Other Assets                                          3                  1,018
================================================================================
LIABILITIES (-1.2%)
  Payable for Investments Purchased                (1,076)
  Payable for Portfolio Shares Redeemed              (194)
  Investment Advisory Fees Payable                   (187)
  Administrative Fees Payable                         (38)
  Shareholder Reporting Expense Payable               (26)
  Custodian Fees Payable                              (13)
  Professional Fees Payable                           (13)
  Directors' Fees and Expenses Payable                 (5)                (1,552)
================================================================================
NET ASSETS (100%)                                                    $   128,775
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
  Applicable to 9,065,595 outstanding $0.001
    par value shares (authorized
    500,000,000 shares)                                              $     14.20
================================================================================

4   The accompanying notes are an integral part of the financial statements


                                   THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                   EQUITY GROWTH PORTFOLIO

                                   FINANCIAL STATEMENTS
                                   DECEMBER 31, 2001

Statement of Net Assets (cont'd)

                                                   AMOUNT
                                                    (000)
-----------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in Capital                                  $160,568
Accumulated Net Investment Loss                       (13)
Accumulated Net Realized Loss                     (30,836)
Unrealized Depreciation on Investments               (944)
-----------------------------------------------------------
Net Assets                                       $128,775
===========================================================

(a) - Non-income producing security

(b) - The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.

    The accompanying notes are an integral part of the financial statements    5

                                                                      YEAR ENDED
                                                               DECEMBER 31, 2001
Statement of Operations                                                    (000)
================================================================================
INVESTMENT INCOME:
  Dividends                                                          $     1,192
  Interest                                                                    29
--------------------------------------------------------------------------------
    Total Income                                                           1,221
--------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                                                   802
  Less: Fees Waived                                                          (82)
                                                                     -----------
  Net Investment Advisory Fees                                               720
  Administrative Fees                                                        384
  Shareholder Reporting                                                       50
  Professional Fees                                                           42
  Custodian Fees                                                              29
  Directors' Fees and Expenses                                                 5
  Other                                                                       13
--------------------------------------------------------------------------------
    Net Expenses                                                           1,243
--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                          (22)
--------------------------------------------------------------------------------
NET REALIZED LOSS ON:
  Investments Sold                                                       (27,686)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                              1,696
--------------------------------------------------------------------------------
  NET REALIZED LOSS AND CHANGE IN
    UNREALIZED APPRECIATION/DEPRECIATION                                 (25,990)
--------------------------------------------------------------------------------
    NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS             $   (26,012)
================================================================================

                                                  YEAR ENDED          YEAR ENDED
                                           DECEMBER 31, 2001   DECEMBER 31, 2000
Statement of Changes in Net Assets                     (000)               (000)
================================================================================
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Loss                          $         (22)        $      (178)
  Net Realized Gain (Loss)                           (27,686)              4,878
  Change in Unrealized
    Appreciation/Depreciation                          1,696             (31,321)
--------------------------------------------------------------------------------
    Net Decrease in Net Assets Resulting from
     Operations                                      (26,012)            (26,621)
--------------------------------------------------------------------------------
DISTRIBUTIONS:
  Net Realized Gain                                       --              (8,719)
  In Excess of Net Realized Gain                        (177)             (2,973)
--------------------------------------------------------------------------------
    Total Distributions                                 (177)            (11,692)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                          42,451              94,987
  Distributions Reinvested                               177              11,692
  Redeemed                                           (62,094)            (32,511)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Capital Share
      Transactions                                   (19,466)             74,168
--------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets            (45,655)             35,855
NET ASSETS:
  Beginning of Period                                174,430             138,575
--------------------------------------------------------------------------------
  End of Period (including accumulated net
    investment loss of $13 and $3,
    respectively)                              $     128,775         $   174,430
--------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
--------------------------------------------------------------------------------
    Shares Subscribed                                  2,854               4,565
    Shares Issued on Distributions Reinvested             12                 644
    Shares Redeemed                                   (4,205)             (1,628)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Capital Shares
      Outstanding                                     (1,339)              3,581
================================================================================

6   The accompanying notes are an integral part of the financial statements

                                   THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                   FINANCIAL HIGHLIGHTS

                                   EQUITY GROWTH PORTFOLIO

Financial Highlights
Selected Per Share Data and Ratios

                                                                        YEAR ENDED DECEMBER 31,
                                                      =============================================================
                                                                2001            2000            1999           1998
===================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                     $     16.76     $     20.31     $     15.10     $    12.74
-------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income (Loss)                               (0.00)+         (0.02)          (0.02)          0.02
    Net Realized and Unrealized Gain (Loss)                    (2.54)          (2.28)           5.93           2.43
-------------------------------------------------------------------------------------------------------------------
             Total from Investment Operations                  (2.54)          (2.30)           5.91           2.45
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                         --              --           (0.02)            --
    In Excess of Net Investment Income                            --              --           (0.00)+           --
    Net Realized Gain                                             --           (0.86)          (0.68)         (0.09)
    In Excess of Net Realized Gain                             (0.02)          (0.39)             --             --
-------------------------------------------------------------------------------------------------------------------
        Total Distributions                                    (0.02)          (1.25)          (0.70)         (0.09)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $     14.20     $     16.76     $     20.31     $    15.10
===================================================================================================================
TOTAL RETURN                                                  (15.17)%        (11.75)%         39.45%         19.29%
===================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                        $   128,775     $   174,430     $   138,575     $   56,215
Ratio of Expenses to Average Net Assets                         0.85%           0.85%           0.85%          0.85%
Ratio of Net Investment Income (Loss) to
   Average Net Assets                                          (0.01)%         (0.10)%         (0.11)%         0.28%
Portfolio Turnover Rate                                           96%             70%             87%           149%
-------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During
   the Period:
        Per Share Benefit to Net Investment Income       $      0.01     $      0.02     $      0.05     $     0.04
Ratios Before Expense Limitation:
        Expenses to Average Net Assets                          0.91%           0.92%           1.11%          1.31%
        Net Investment Loss to Average Net Assets              (0.07)%         (0.17)%         (0.37)%        (0.18)%
-------------------------------------------------------------------------------------------------------------------

                                                        PERIOD FROM
                                                         JANUARY 2,
                                                           1997* TO
                                                       DECEMBER 31,
                                                               1997
===================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                    $     10.00
-------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income (Loss)                               0.02
    Net Realized and Unrealized Gain (Loss)                    3.27
-------------------------------------------------------------------
        Total from Investment Operations                       3.29
-------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                     (0.02)
    In Excess of Net Investment Income                           --
    Net Realized Gain                                         (0.53)
    In Excess of Net Realized Gain                               --
-------------------------------------------------------------------
        Total Distributions                                   (0.55)
-------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $     12.74
===================================================================
TOTAL RETURN                                                  33.05%++
===================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                       $    12,419
Ratio of Expenses to Average Net Assets                        0.85%**
Ratio of Net Investment Income (Loss) to
   Average Net Assets                                          0.41%**
Portfolio Turnover Rate                                         172%
-------------------------------------------------------------------
Effect of Voluntary Expense Limitation During
  the Period:
        Per Share Benefit to Net Investment Income      $      0.07
Ratios Before Expense Limitation:
        Expenses to Average Net Assets                         2.05%**
        Net Investment Loss to Average Net Assets             (0.80)%**
-------------------------------------------------------------------

*   Commencement of operations
**  Annualized
+   Amount is less than $0.01 per share
++  Not annualized

     The accompanying notes are an integral part of the financial statements   7

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fourteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Equity Growth Portfolio at December 31, 2001. The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith, under procedures approved by the Board of Directors.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

   Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-dividend date.

   The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         ANNUAL REPORT -- DECEMBER 31, 2001

Notes to Financial Statements (cont'd)

   principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and dividends received from real estate investment trusts.

   Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed (distributions in excess of) net investment income, accumulated net realized gain (loss) and paid-in capital.

   Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                               FROM $500
                         FIRST $500            MILLION TO             MORE THAN
PORTFOLIO                   MILLION            $1 BILLION            $1 BILLION
--------------------------------------------------------------------------------
Equity Growth                  0.55%                 0.50%                  0.45%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.85%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. Certain employees of JPMIS are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: The Fund, along with an affiliated open-end fund (collectively, the "Funds"), maintained a 364-day Credit Agreement (the "Agreement") with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds were provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds paid a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $150,000. The commitment fee and the arrangement fee were allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs were further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the year ended December 31, 2001, there were no amounts drawn down on the Facility. The Agreement expired on December 31, 2001. At December 31, 2001, the Fund did not expect to renew the Agreement.

F. OTHER: At December 31, 2001, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio (excluding foreign currency if applicable) were:

                                                              NET
    COST        APPRECIATION    DEPRECIATION         DEPRECIATION
   (000)               (000)           (000)                (000)
------------------------------------------------------------------
$136,928            $4,809        $(12,428)             $(7,619)

For the year ended December 31, 2001, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $138,414,000 and $158,800,000, respectively. There were no purchases and sales of U.S. Government securities for the year ended December 31, 2001.

At December 31, 2001, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $21,409,000, all of which will expire on December 31, 2009. To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2001, the Portfolio deferred to January 1, 2002, for U.S. Federal income tax purposes, post-October capital losses of $2,752,000.

The realized gain distribution amount shown in the Statement of Changes in Net Assets for the year ended December 31, 2000 includes short-term realized gains which are treated as ordinary income for tax purposes of $3,848,000.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

G. SUPPLEMENTAL PROXY INFORMATION (UNAUDITED):

On October 11, 2001, a special meeting of the shareholders of the Fund was held. The following is a summary of the proposal presented and the total number of shares voted:

PROPOSAL:
  1. To elect the following Directors:

                                VOTES IN           VOTES
                                FAVOR OF          AGAINST
                               -----------       ---------
John D. Barrett II             155,414,985       2,762,501
Barton M. Biggs                155,288,247       2,889,239
Thomas P. Gerrity              155,538,892       2,638,594
Gerard E. Jones                155,459,928       2,717,558
Joseph J. Kearns               155,546,582       2,630,904
Vincent R. McLean              155,491,072       2,686,414
C. Oscar Morong, Jr.           155,490,890       2,686,596
William G. Morton, Jr.         155,511,886       2,665,600
Michael Nugent                 155,357,868       2,819,618
Fergus Reid                    155,382,427       2,795,059
Ronald E. Robison              155,456,858       2,720,628

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         OVERVIEW

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Directors of The Universal Institutional Funds, Inc. -
Equity Growth Portfolio

We have audited the accompanying statement of net assets of the Equity Growth Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1999 and for the period from January 2, 1997 (commencement of operations) to December 31, 1997 were audited by other auditors whose report, dated February 11, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Equity Growth Portfolio of The Universal Institutional Funds, Inc. at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 11, 2002

Federal Tax Information (Unaudited)

For the year ended December 31, 2001, the Portfolio has designated a long-term capital gain of approximately $177,000.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         OVERVIEW

Director and Officer Information (Unaudited)

Independent Directors:

                                                                                    Number of
                                        Term of                                     Portfolios in
                                        Office and                                  Fund
                           Position(s)  Length of                                   Complex
Name, Age and Address of   Held With    Time        Principal Occupation(s)         Overseen by   Other Directorships Held by
Director                   Registrant   Served*     During Past 5 Years             Director**    Director
------------------------   -----------  ----------  ------------------------------- -----------   ----------------------------------
John D. Barrett II (66)    Director     Director    Chairman and Director of        78            Director of the Ashforth Company
565 Fifth Avenue                        since       Barrett Associates, Inc.                      (real estate).
New York, NY 10017                      1996        (investment counseling).

Thomas P. Gerrity (60)     Director     Director    Professor of Management,        78            Director, ICG Commerce, Inc.;
219 Grays Lane                          since       formerly Dean,                                Sunoco; Fannie Mae; Reliance
Haverford, PA 19041                     2001        Wharton School of Business,                   Group Holdings, Inc., CVS
                                                    University of                                 Corporation and Knight-Ridder,
                                                    Pennsylvania; formerly                        Inc.
                                                    Director, IKON
                                                    Office Solutions, Inc., Fiserv,
                                                    Digital Equipment Corporation,
                                                    Investor Force Inc. Holdings,
                                                    Inc. and Union Carbide
                                                    Corporation.

Gerard E. Jones (65)       Director     Director    Of Counsel, Shipman & Goodwin,  78            Director of Tractor Supply
Shipman & Goodwin, LLP                  since       LLP (law firm).                               Company, Tiffany Foundation,
43 Arch Street                          1996                                                      and Fairfield County Foundation.
Greenwich, CT 06830

Joseph J. Kearns (59)      Director     Director    Investment consultant; formerly 78            Director, Electro Rent Corporation
6287 Via Escondido                      since       CFO of The J. Paul Getty Trust.               and The Ford Family
Malibu, CA 90265                        2001                                                      Foundation.

Vincent R. McLean (70)     Director     Director    Formerly Executive Vice         78            Director, Banner Life Insurance
702 Shackamaxon Drive                   since       President, Chief                              Co.; William Penn Life Insurance
Westfield, NJ 07090                     2001        Financial Officer, Director and               Company of New York.
                                                    Member of the Executive
                                                    Committee of Sperry
                                                    Corporation (now part of Unisys
                                                    Corporation).

C. Oscar Morong, Jr. (66)  Director     Director    Managing Director, Morong       78            Trustee and Chairman of the
1385 Outlook Drive West                 since       Capital Management; formerly                  mutual funds in the Smith
Mountainside, NJ 07092                  2001        Senior Vice President and                     Barney/CitiFunds fund complex;
                                                    Investment Manager for                        Director, Ministers and
                                                    CREF, TIAA-CREF Investment                    Missionaries Benefit Board of
                                                    Management,                                   American Baptist Churches.
                                                    Inc. (investment management);
                                                    formerly
                                                    Director, The Indonesia Fund
                                                    (mutual fund).

William G. Morton, Jr.(64) Director     Director    Chairman Emeritus and former    78            Director of Radio Shack
100 Franklin Street                     since       Chief Executive Officer of                    Corporation (electronics).
Boston, MA 02110                        2000        Boston Stock Exchange.

Michael Nugent (65)        Director     Director    General Partner, Triumph        207           Director of various business
c/o Triumph Capital, L.P.               since       Capital, L.P.                                 organizations; Chairman of the
237 Park Avenue                         2001        (private investment partnership)              Insurance Committee and
New York, NY 10017                                  ;formerly, Vice President,                    Director or Trustee of the retail
                                                    Bankers Trust Company                         families of funds advised by
                                                    and BT Capital Corporation.                   Morgan Stanley Investment
                                                                                                  Advisors Inc.

Fergus Reid (69)           Director     Director    Chairman and Chief Executive    78            Trustee and Director of
85 Charles Colman Blvd.                 since       Officer  of Lumelite                          approximately 30 investment
Pawling, NY 12564                       1996        Plastics Corporation.                         companies in the JPMorgan
                                                                                                  Funds complex managed by
                                                                                                  JPMorgan Investment Management
                                                                                                  Inc.

Interested Directors:

                                                                                   Number of
                                       Term of                                     Portfolios in
                                       Office and                                  Fund
                          Position(s)  Length of                                   Complex
Name, Age and Address of  Held With    Time        Principal Occupation(s)         Overseen by   Other Directorships Held by
Director                  Registrant   Served*     During Past 5 Years             Director**    Director
------------------------  -----------  ----------  ------------------------------- -----------   -----------------------------------
Barton M. Biggs (69)      Chairman     Chairman    Chairman, Director and Managing 78            Member of the Yale Development
1221 Avenue of the        and          and         Director of Morgan Stanley                    Board
Americas New York,        Director     Director    Investment Management Inc.
NY 10020                               since       and Chairman and Director
                                       1996        of Morgan Stanley Investment
                                                   Management Limited; Managing
                                                   Director of Morgan Stanley &
                                                   Co. Incorporated; Director and
                                                   Chairman of the Board of various
                                                   U.S. registered companies
                                                   managed by Morgan Stanley
                                                   Investment Management Inc.

Ronald E. Robinson (63)    President    President   President and Trustee; Chief    78
1221 Avenue of the        and Director since       Operations Officer and Managing
Americas New York,                     2001 and    Director of Morgan Stanley
NY 10020                               Director    Investment Management Inc.;
                                       since       Managing Director of Morgan
                                       2001        Stanley & Co. Incorporated;
                                                   formerly Managing Director
                                                   and Chief Operating Officer of
                                                   TCW Investment Management
                                                   Company; Director, Chief
                                                   Administrative Officer and
                                                   President of various funds in
                                                   the Fund Complex.

----------
* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment Managment Inc. and any funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Managment Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

Additonal information about the Fund's Directors can be found in the Fund's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1-800-281-2715. You may also retrieve this information on-line at the Securities and Exchange Commission's web site at "http://www.sec.gov". To aid you in obtaining this information on-line, the Fund's Central Index Key (CIK) number is 1011378 and the SAI is found within form type 485BPOS.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         OVERVIEW

Director and Officer Information (cont'd)

Officers:

                                                             Term of
                                                             Office and
                                             Position(s)     Length of
                                             Held With       Time
Name, Age and Address of Executive Officer   Registrant      Served*
------------------------------------------   -----------     ---------------
Ronald E. Robison (63)                       President       President since
Morgan Stanley Investment Management Inc.    and Director    2001
1221 Avenue of the Americas
New York, NY 10020

Stefanie V. Chang (35)                       Vice            Vice President
Morgan Stanley Investment Management Inc.    President       since 1997
1221 Avenue of the Americas
New York, NY 10020

Lorraine Truten (40)                         Vice            Vice President
Morgan Stanley Investment Management Inc.    President       since 2001
1221 Avenue of the Americas
New York, NY 10020

Mary E. Mullin (34)                          Secretary       Secretary since
Morgan Stanley Investment Management Inc.                    1999
1221 Avenue of the Americas
New York, NY 10020

James A. Gallo (37)                          Treasurer       Treasurer since
Morgan Stanley Investment Management Inc.                    2001
1221 Avenue of the Americas
New York, NY 10020

Belinda A. Brady (34)                        Assistant       Assistant
J.P. Morgan Investor Service Co.             Treasurer       Treasurer since
73 Tremont Street                                            2001
Boston, MA 02108-3913

Name, Age and Address of Executive Officer      Principal Occupation(s) During Past 5 Years
------------------------------------------      ---------------------------------------------------------------------------
Ronald E. Robison (63)                          Chief Global Operations Officer and Managing Director of Morgan Stanley
Morgan Stanley Investment Management Inc.       Investment Management Inc.; Director and President of various U.S.
1221 Avenue of the Americas                     registered investment companies managed by Morgan Stanley
New York, NY 10020                              Investment Management Inc.; Previously, Managing Director and Chief
                                                Operating Officer of TCW Investment Management Company.

Stefanie V. Chang (35)                          Executive Director of Morgan Stanley & Co. Incorporated and Morgan
Morgan Stanley Investment Management Inc.       Stanley Investment Management Inc.; formerly, practiced law with the
1221 Avenue of the Americas                     New York law firm of Rogers & Wells (now Clifford Chance Rogers & Wells
New York, NY 10020                              LLP); Vice President of certain funds in the Fund Complex.

Lorraine Truten (40)                            Executive Director of Morgan Stanley Investment Management Inc.; Head
Morgan Stanley Investment Management Inc.       of Global Client Services, Morgan Stanley Investment Management Inc.;
1221 Avenue of the Americas                     President, Morgan Stanley Fund Distribution, Inc. formerly, President of
New York, NY 10020                              Morgan Stanley Institutional Fund Trust; Vice President of certain funds in the Fund Complex.

Mary E. Mullin (34)                             Vice President of Morgan Stanley & Co. Incorporated and Morgan Stanley
Morgan Stanley Investment Management Inc.       Investment Management Inc.; formerly, practiced law with the New York
1221 Avenue of the Americas                     law firms of McDermott, Will & Emery and Skadden, Arps, Slate, Meagher
New York, NY 10020                              & Flom LLP; Secretary of certain funds in the Fund Complex.

James A. Gallo (37)                             Executive Director of Morgan Stanley Investment Management Inc.;
Morgan Stanley Investment Management Inc.       Treasurer of certain funds in the Fund Complex; formerly Director 2001 of Fund
1221 Avenue of the Americas                     Accounting at PFPC, Inc.
New York, NY 10020

Belinda A. Brady (34)                           Fund Administration Senior Manager, J.P. Morgan Investor Services Co.
J.P. Morgan Investor Service Co.                (formerly, Chase Global Funds Services Company); formerly Senior
73 Tremont Street                               Auditor at Price Waterhouse LLP (now PricewaterhouseCoopers LLP);
Boston, MA 02108-3913                           Assistant Treasurer of certain funds in the Fund Complex.

----------
* Each Officer serves an indefinite term, until his or her successor is elected.

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

Morgan Stanley Investments LP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Mayer, Brown & Platt LLP
1675 Broadway
New York, New York 10019-5820

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

This report is authorized for distribution only when preceded or accompanied by the prospectus of The Universal Institutional Funds, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.

                                        THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                        ANNUAL REPORT - DECEMBER 31, 2001

[MORGAN STANLEY LOGO]

Fixed Income Portfolio

                                        THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                        ANNUAL REPORT -- DECEMBER 31, 2001

Fixed Income Portfolio

[CHART OF COMPOSITION OF NET ASSETS]

--------------------------------------------------------------
Agency Fixed Rate Mortgages                             64.3%
Industrials                                             15.9
Finance                                                  8.3
Asset Backed Corporate                                   6.3
CMOs - Agency Collateral Series                          3.6
Other                                                    1.6
--------------------------------------------------------------

TOP FIVE HOLDINGS

                                                                 PERCENT OF
SECURITY                                     TYPE                NET ASSETS
--------------------------------------------------------------------------------
Federal National Mortgage Association        Agency Fixed
                                              Rate Mortgages               43.2%
Federal Home Loan Mortgage Corp.             Agency Fixed
                                              Rate Mortgages               10.7
Government National Mortgage Association     Agency Fixed
                                              Rate Mortgages               10.4
U.S. Treasury Notes                          U.S. Treasury
                                              Securities                    3.3
Federal National Mortgage Association        CMOs-- Agency
                                              Collateral Series             2.5

PERFORMANCE COMPARED TO THE SALOMON BROAD
INVESTMENT GRADE INDEX

                                                            TOTAL RETURNS(2)
                                                     ---------------------------
                                                      ONE         AVERAGE ANNUAL
                                                     YEAR     SINCE INCEPTION(3)
--------------------------------------------------------------------------------
Portfolio                                             9.32%                7.23%
Index(1)                                              8.50                 7.54

----------
(1) The Salomon Broad Investment Grade Index is a fixed income market capitalization-weighted index, including U.S. Treasury, agency, government-sponsored mortgages and investment grade (BBB-/Baa3 or better) corporate securities with maturities of one year or longer.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Advise. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3) Commenced operations on January 2, 1997.

[CHART OF COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT]

                                          SALOMON BROAD
                       FIXED INCOME        INVESTMENT
                        PORTFOLIO          GRADE INDEX
1/2/1997*                $10,000             $10,000
12/31/1997               $10,993             $11,014
12/31/1998               $11,772             $11,974
12/31/1999               $11,668             $11,872
12/31/2000               $12,961             $13,249
12/31/2001               $14,169             $14,375

* Commenced operations on January 2, 1997

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Yields will fluctuate as market conditions change.

The Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities. The Portfolio's average weighted maturity will ordinarily exceed five years.

For the year ended December 31, 2001, the Portfolio had a total return of 9.32% compared to 8.50% for the Salomon Broad Investment Grade Index (the "Index"). The Portfolio's 30-day SEC yield at December 31, 2001, was 4.31%.

MARKET REVIEW

The past year posed several challenges for fixed-income investors: an economic downturn, significant volatility in both interest rates and yield spreads, unfavorable trends in corporate credit quality, two mortgage prepayment waves, and, of course, the human, economic, and financial market effects of September 11th's terrorist attacks. In this difficult environment, we are pleased to report that the Portfolio outperformed the Index for calendar year 2001.

Our strong performance during 2001 was due to the positive effects of narrowing yield spreads within most non-Treasury sectors, our decision to bear more "spread risk" than the benchmark, favorable security selection decisions within both the corporate and mortgage sectors, and our active management of interest-rate and yield-curve positions.

The Portfolio maintained an above-benchmark exposure to the corporate and mortgage sectors in response to their persistent attractiveness relative to their underlying fundamental risks. We reduced the allocation to Agency debentures, however, as superior opportunities surfaced in the corporate and mortgage areas. Our interest-rate risk management activities were driven by disciplined adherence to relative valuation measures, which supported a below-benchmark strategy for most of the year. We also maintained a small, opportunistic non-dollar position to take advantage of the relative attractiveness of the euro currency and competitive real yields in Europe versus those in the U.S.

Although mortgages comprised the largest part of the Portfolio in percentage terms, our mortgage holdings had shorter effective maturities and a higher average credit quality than our corporate holdings. Thus, our corporate holdings actually had a far greater sensitivity to yield spread changes than our mortgages during 2001. This represented a deliberate value-driven decision on our part; although mortgages were attractive versus government-guaranteed Treasuries, we found the corporate sector offered superior relative value.

As 2001 came to a close, yield spreads remained wide in most non-Treasury sectors while absolute yield levels remained unattractive. Accordingly, the Portfolio entered 2002 with above-benchmark sensitivities to the corporate and mortgage sectors, and an interest-rate sensitivity position 0.25 years below that of the benchmark. The Portfolio also maintained a small opportunistic exposure to euro-denominated bonds on a currency-exposed basis.

MARKET OUTLOOK

A year ago at this time, we indicated that we were seeing some of the best value opportunities in the more than twenty years that we have managed fixed-income assets and that we had positioned the Portfolio to take advantage of these opportunities. We hope our clients are pleased with our ability to translate these opportunities into superior investment performance during 2001. In delivering these returns, we have demonstrated how a value-driven fixed-income portfolio can be a stellar performer in a volatile and challenging environment. We continue to see many relative value opportunities as we enter 2002, and believe we have positioned the Portfolio to capture this value in the coming year.

January 2002

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         FIXED INCOME PORTFOLIO

                                         FINANCIAL STATEMENTS
                                         DECEMBER 31, 2001

Statement of Net Assets

                                                           FACE
                                                         AMOUNT           VALUE
                                                          (000)           (000)
================================================================================
FIXED INCOME SECURITIES (106.2%)
AGENCY FIXED RATE MORTGAGES (64.3%)
  Federal Home Loan Mortgage Corporation
    6.75%, 9/15/29                                  $     2,100       $    2,230
  Federal Home Loan Mortgage
    Corporation Conventional Pools
    11.50%, 5/1/19                                           60               69
  Federal Home Loan Mortgage
    Corporation Gold Pools
    7.50%, 6/1/30 - 8/1/31                                1,449            1,494
    8.00%, 9/1/30                                           493              516
    8.50%, 1/1/29 - 8/1/30                                  917              970
    9.50%, 12/1/22                                           61               67
    10.00%, 10/1/10 - 12/1/19                               142              157
    10.50%, 1/1/10 - 5/1/19                                  20               22
    11.50%, 10/1/15                                          39               44
  Federal Home Loan Mortgage
    Corporation TBA
    6.50%, 1/15/31                                        3,150(a)         3,153
    7.00%, 1/15/31                                        6,250(a)         6,369
    8.00%, 1/15/31                                        1,200(a)         1,257
  Federal National Mortgage Association
    7.125%, 1/15/30                                       1,765            1,959
    7.25%, 5/15/30                                          700              790
  Federal National Mortgage
    Association Conventional Pools
    7.50%, 8/1/29 - 4/1/31                                3,950            4,078
    8.00%, 10/1/30 - 5/1/31                               3,030            3,172
    8.50%, 4/1/30 - 2/1/31                                4,680            4,961
    9.50%, 11/1/21 - 4/1/30                               1,246            1,362
    10.00%, 9/1/10 - 5/1/22                                 427              473
    10.50%, 1/1/16                                            6                7
    11.00%, 3/1/19 - 11/1/20                                642              730
    11.50%, 11/1/19                                          19               22
    12.00%, 11/1/11                                          12               14
    13.00%, 10/1/15                                          10               12
  Federal National Mortgage Association TBA
    6.00%, 1/25/31 - 2/25/31                             21,550(a)        21,061
    6.50%, 1/25/31 - 2/25/31                             15,000(a)        15,008
    7.00%, 1/25/31                                        5,975(a)         6,088
    8.00%, 1/25/31                                        5,650(a)         5,918
  Federal National Mortgage Association
    6.625%, 11/15/30                                        575(a)           602
  Government National Mortgage
    Association TBA
    7.00%, 1/15/31                                        5,250(a)         5,362
  Government National Mortgage
    Association Various Pools
    6.375%, 1/20/25 - 2/20/28                             2,091            2,130
    6.75%, 7/20/25 - 9/20/27                                793              813
    7.00%, 7/15/31 - 9/15/31                              1,017            1,040
    7.625%, 12/20/25 - 11/20/27                             450              462
    9.00%, 11/15/17 - 1/15/25                               687              745
    9.50%, 10/15/16 - 11/15/21                            2,617            2,812
    10.00%, 11/15/09 - 6/15/22                            1,791            1,983
    10.50%, 1/15/18 - 8/15/20                               374              421
    11.00%, 12/15/09 - 4/15/20                              107              122
    11.50%, 2/15/13 - 9/15/15                                16               18
    12.00%, 12/15/12 - 12/15/14                              39               46
--------------------------------------------------------------------------------
                                                                          98,559
================================================================================
ASSET BACKED CORPORATE (6.3%)
  Arcadia Automobile Receivables Trust,
    Series 97-D
    6.20%, 5/15/03                                            2                2
  Banc One Home Equity Trust, Series 99-1
    6.06%, 1/25/12                                           --@              --@
  BMW Vehicle Lease Trust
    6.65%, 2/25/03                                          237              238
  Chase Manhattan Auto Owner Trust,
    Series 2001-B, Class A2
    2.44%, 6/15/04                                          900              898
  Chevy Chase Auto Receivables Trust,
    Series 97-4
    6.25%, 6/15/04                                            5                5
  Citibank Credit Card Issuance Trust
    6.875%, 11/16/09                                        880              944
  Connecticut L&P
    6.21%, 12/30/11                                         345              350
  Continental Airlines, Inc.
    6.90%, 1/2/18                                           123              108
  Daimler Chrysler Auto Trust
    3.71%, 7/6/04                                           900              908
    6.21%, 12/8/03                                          327              332
  Detroit Edison Co.
    6.42%, 3/1/15                                           345              347
  Federal Home Loan Mortgage Corporation
    Structured Pass-Through Security
    5.938%, 6/25/15                                         136              137
  First Security Auto Grantor Trust
    1998-A A5.97%, 4/15/04                                   17               17
  First Security Auto Owner Trust
    6.80%, 8/15/03                                          123              124
  Ford Credit Auto Owner Trust
    5.35%, 7/15/03                                          338              342
  Harley-Davidson Eaglemark Motocycle Trust
    6.22%, 2/15/04                                           20               20
  Honda Auto Receivables Owner Trust
    6.65%, 12/16/02                                         154              154
  Lehman ABS Manufactured Housing Contract
    3.01%, 3/15/10                                          596              595
  MBNA Master Credit Card Trust
    5.90%, 8/15/11                                          400              406
    7.80%, 10/15/12                                         535              597
  Nissan Auto Receivables Grantor Trust
    7.15%, 12/16/02                                          67               67

     The accompanying notes are an integral part of the financial statements   3


Statement of Nets Assets (cont'd)

                                                           FACE
                                                         AMOUNT            VALUE
                                                          (000)            (000)
================================================================================
ASSET BACKED CORPORATE (CONT'D)
  Nissan Auto Receivables Owner Trust
    6.71%, 3/17/03                                  $       182       $      183
    6.72%, 8/16/04                                        1,000            1,034
  Peco, Series 00-A, A3
    7.625%, 3/1/10                                          350              386
  PSE&G Transition
    6.61%, 6/15/15                                          285              296
  Residential Asset Securities Corp.
    7.205%, 8/25/16                                         147              148
  Toyota Automobile Receivables Owner Trust
    3.77%, 7/15/04                                          900              909
  Toyota Automobile Receivables Trust
    5.38%, 12/15/03                                         143              144
--------------------------------------------------------------------------------
                                                                           9,691
================================================================================
COLLATERALIZED MORTGAGE OBLIGATIONS - AGENCY
COLLATERAL SERIES (3.6%)
  Federal Home Loan Mortgage Corporation,
    Floating Rate Security
    2.39%, 6/15/20                                           35               35
  Federal Home Loan Mortgage Corporation, IO
    7.00%, 4/1/30                                           673              128
    8.00%, 1/1/28 - 7/1/31                                1,327              240
  Federal Home Loan Mortgage Corporation, IO
    Inverse Floating Rate Security
    6.65%, 10/15/29                                         990               58
    14.40%, 10/15/07                                         42                8
  Federal National Mortgage Association, Floating
    Rate Security
    2.08%, 10/25/24                                           3                3
  Federal National Mortgage Association, IO
    8.00%, 4/1/24 - 8/1/31                                4,872              868
    9.00%, 11/1/26                                           82               17
  Federal National Mortgage Association, IO Inverse
    Floating Rate Security
    5.65%, 2/17/31                                        1,461              117
    6.07%, 12/25/27                                       1,346               71
    6.27%, 10/25/28                                       1,458              118
    6.69%, 3/18/30                                        1,057               70
  Federal National Mortgage Association, PO
    0.00%, 12/25/23                                           4                3
    0.00%, 8/1/31                                         3,010            2,637
  Government National Mortgage Association, IO
    Inverse Floating Rate Security
    5.68%, 9/16/31                                        3,028              168
    6.06%, 9/16/27                                        1,850              154
    6.30%, 8/16/31                                        2,083              137
    6.57%, 9/20/30                                        4,113              274
    6.65%, 12/16/29                                       1,011               98
    6.70%, 8/16/29                                        1,806              156
    7.10%, 2/16/30                                        1,831              193
--------------------------------------------------------------------------------
                                                                           5,553
================================================================================
COMMERCIAL MORTGAGES (0.1%)
  American Southwest Financial Securities Corp.
    7.30%, 1/18/09                                  $        49       $       52
  Asset Securitization Corp., IO, Floating
    Rate Security
    1.45%, 2/14/43                                          236               17
--------------------------------------------------------------------------------
                                                                              69
================================================================================
FINANCE (8.3%)
  AETNA, Inc.
    7.875%, 3/1/11                                          455              448
  AIG SunAmerica Global Financing
    6.30%, 5/10/11                                          555(b)           564
  American General Corp.
    6.625%, 2/15/29                                         260              256
    7.50%, 7/15/25                                           65               71
  Anthem Insurance Co., Inc.
    9.00%, 4/1/27                                           330(b)           332
    9.125%, 4/1/10                                          290              312
  Bank One Corp.
    7.625%, 10/15/26                                        185              197
    8.00%, 4/29/27                                          235              260
  CIGNA Corp.
    6.375%, 10/15/11                                        315              309
  EOP Operating LP
    6.763%, 6/15/07                                         100              102
    7.50%, 4/19/29                                          330              316
  Equitable Cos., Inc.
    6.50%, 4/1/08                                            85               87
  Farmers Exchange Capital
    7.05%, 7/15/28                                          585(b)           465
  Farmers Insurance Exchange
    8.625%, 5/1/24                                          250(b)           239
  Ford Motor Credit Co.
    7.375%, 10/28/09                                        495              487
  General Motors Acceptance Corp.
    6.875%, 9/15/11                                         255              250
    8.00%, 11/1/31                                          375              382
  Goldman Sachs Group
    6.875%, 1/15/11                                         610              625
  GS Escrow Corp.
    7.125%, 8/1/05                                          300              301
  Hartford Financial Services Group
    7.90%, 6/15/10                                          125              137
  Hartford Life, Inc.
    7.375%, 3/1/31                                          190              196
    7.65%, 6/15/27                                          155              165
  Household Finance Corp.
    5.875%, 2/1/09                                          280              266
    6.40%, 6/17/08                                           80               79
    6.75%, 5/15/11                                          165              164
    8.00%, 7/15/10                                          195              210

4    The accompanying notes are an integral part of the financial statements


                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         FIXED INCOME PORTFOLIO

                                         FINANCIAL STATEMENTS
                                         DECEMBER 31, 2001

Statements of Net Assets (cont'd)

                                                           FACE
                                                         AMOUNT            VALUE
                                                          (000)            (000)
================================================================================
FINANCE (CONT'D)
  J.P. Morgan Chase & Co.
    7.00%, 11/15/09                                 $       215       $      226
  John Hancock Surplus Note
    7.375%, 2/15/24                                         510(b)           510
  MBNA America Bank
    6.50%, 6/20/06                                          170              167
  Nationwide Mutual Insurance Co.
    7.50%, 2/15/24                                          150(b)           135
    8.25%, 12/1/31                                          610              609
  New England Mutual
    7.875%, 2/15/24                                         530(b)           543
  Prime Property Funding, II
    7.00%, 8/15/04                                           95(b)            99
  Prudential Holdings LLC
    7.245%, 12/18/23                                      1,130(b)         1,157
    8.695%, 12/18/23                                        580(b)           603
  Systems Asset Trust
    6.664%, 9/15/13                                         695(b)           707
  Washington Mutual, Inc.
    8.25%, 4/1/10                                           175              194
  World Financial Properties
    6.91%, 9/1/13                                           481(b)           485
--------------------------------------------------------------------------------
                                                                          12,655
================================================================================
FOREIGN (1.8%)
  France O.A.T
    4.00%, 10/25/09                              EUR      3,345            2,797
================================================================================
INDUSTRIALS (15.9%)
  AT&T Corp.
    7.30%, 11/15/11                                 $        75(b)            77
    8.00%, 11/15/31                                         545              570
  AT&T Wireless Group
    8.75%, 3/1/31                                           415              470
  Adelphia Communications
    7.875%, 5/1/09                                          140              128
    9.375%, 11/15/09                                        335              322
  Ahold Finance USA, Inc.
    6.875%, 5/1/29                                          200              192
    8.25%, 7/15/10                                           70               78
  American Home Products Corp.
    6.70%, 3/15/11                                          425              440
  AOL Time Warner, Inc.
    6.625%, 5/15/29                                         155              145
    7.57%, 2/1/24                                            45               47
    7.625%, 4/15/31                                         630              666
  BellSouth Telecommunications
    6.375%, 6/1/28                                          410              396
  Belo Corp.
    8.00%, 11/1/08                                           70               71
  Boeing Capital Corp.
    6.50%, 2/15/12                                          240              239
  Bristol-Myers Squibb Co.
    5.75%, 10/1/11                                          925              916
  Centex Corp.
    7.875%, 2/1/11                                          375              382
  Charter Communications, Inc.
    0.00%, 1/15/11 - 5/15/11                                705(c)           459
  Clear Channel Communications
    7.65%, 9/15/10                                          260              269
  Comcast Cable Communications, Inc.
    6.75%, 1/30/11                                          310              311
    8.375%, 5/1/07                                           75               83
  Conoco, Inc.
    6.95%, 4/15/29                                          740              752
  Continental Airlines, Inc.
    99-1A, 6.545%, 2/2/19                                   108               92
    98-1A, 6.648%, 3/15/19                                  115              100
    97-1A, 7.461%, 10/1/16                                   63               58
  Corning, Inc., Zero Coupon Convertible Bond
    0.00%, 11/8/15                                          145               75
  Cox Communications, Inc.
    7.75%, 11/1/10                                          310              331
  CSC Holdings, Inc.
    7.25%, 7/15/08                                          120              119
    7.625%, 7/15/18                                         155              147
    7.875%, 12/15/07 - 2/15/18                              245              248
  DaimlerChrysler AG
    8.00%, 6/15/10                                          155              163
    8.50%, 1/18/31                                          190              203
  Dana Corp.
    9.00%, 8/15/11                                          400(b)           372
  Delphi Automotive Systems
    7.125%, 5/1/29                                           95               86
  DR Structured Finance
    6.66%, 8/15/10                                           61               41
  Federated Department Stores, Inc.
    6.90%, 4/1/29                                           335              313
    7.00%, 2/15/28                                          155              147
  Florida Windstorm
    7.125%, 2/25/19                                         830(b)           851
  Ford Motor Co.
    6.625%, 10/1/28                                         340              282
    7.45%, 7/16/31                                          245              224
  Fresenius Medical Capital Trust II
    7.875%, 2/1/08                                           70               70
  Fresenius Medical Capital Trust IV
    7.875%, 6/15/11                                          50               50
  GTE Corp.
    6.94%, 4/15/28                                          390              387
  Glencore Nickel Property Ltd.
    9.00%, 12/1/14                                          180               99

     The accompanying notes are an integral part of the financial statements   5


Statement of Nets Assets (cont'd)

                                                           FACE
                                                         AMOUNT            VALUE
                                                          (000)            (000)
================================================================================
INDUSTRIALS (CONT'D)
  Global Crossing Holdings Ltd.
    8.70%, 8/1/07                                   $       330       $       30
    9.125%, 11/15/06                                        320               37
  Harrahs Operating Co.
    8.00%, 2/1/11                                           240              247
  HCA, Inc.
    7.19%, 11/15/15                                          80               77
    7.50%, 12/15/23                                          75               71
    7.69%, 6/15/25                                          190              185
    8.70%, 2/10/10                                           50               54
    9.00%, 12/15/14                                          25               28
  Health Net, Inc.
    8.375%, 4/15/11                                         380              392
  Honeywell International, Inc.
    6.125%, 11/1/11                                         525              519
  Host Marriott L.P.
    8.375%, 2/15/06                                         100               96
  Hutchison Whampoa Financial
    7.45%, 8/1/17                                           315(b)           314
  Intermedia Communications, Inc.
    0.00%, 3/1/04                                           125(c)           111
    8.50%, 1/15/08                                          100              102
    8.60%, 6/1/08                                           150              155
  Kmart Funding Corp., Series F
    8.80%, 7/1/10                                           214              165
  Kroger Co.
    7.50%, 4/1/31                                           185              194
    7.70%, 6/1/29                                            55               59
    8.00%, 9/15/29                                          290              322
  Lenfest Communications, Inc.
    7.625%, 2/15/08                                         135              143
  Lockheed Martin Corp.
    7.75%, 5/1/26                                           425              458
  Lowe's Companies, Inc.
    6.50%, 3/15/29                                          310              299
    6.875%, 2/15/28                                         215              215
  May Department Stores Co.
    6.70%, 9/15/28                                          125              120
  News America, Inc.
    7.28%, 6/30/28                                          120              112
    7.30%, 4/30/28                                          115              107
    7.75%, 2/1/24                                           140              136
    8.875%, 4/26/23                                         200              216
  Nextel Communications, Inc.
    9.375%, 11/15/09                                        345              273
    10.65%, 9/15/07                                         360              276
  Northrop Grumman Corp.
    7.75%, 2/15/31                                          235              255
  Oil Purchase Co. II
    10.73%, 1/31/04                                          98(b)            99
  Oxymar
    7.50%, 2/15/16                                          100(b)            80
  PCCW-HKTC Capital Ltd.
    7.75%, 11/15/11                                         415(b)           411
  Pemex Project Funding Master Trust
    9.125%, 10/13/10                                        145              154
  Petrozuata Finance, Inc.
    8.22%, 4/1/17                                           320(b)           240
  Pharmacia Corp.
    6.60%, 12/1/28                                          210              212
  Pulte Homes, Inc.
    7.875%, 8/1/11                                          325(b)           322
  Qwest Capital Funding, Inc.
    7.25%, 2/15/11                                          105              102
    7.75%, 2/15/31                                          405              389
    7.90%, 8/15/10                                          260              265
  Raytheon Co.
    8.20%, 3/1/06                                           215              233
    8.30%, 3/1/10                                           235              261
  Reed Elsevier Capital
    6.75%, 8/1/11                                           210              213
  Safeway, Inc.
    6.50%, 3/1/11                                            55               56
  Simon Property Group LP
    6.375%, 11/15/07                                        235              230
  Station Casinos, Inc.
    8.375%, 2/15/08                                         160              162
  Sun Microsystems, Inc.
    7.65%, 8/15/09                                          320              325
  TCI Communications, Inc.
    7.875%, 2/15/26                                         160              165
  Telus Corp.
    8.00%, 6/1/11                                            80               85
  Tenet Healthcare Corp.
    6.875%, 11/15/31                                        450(b)           416
  TRW, Inc.
    7.625%, 3/15/06                                          75               77
  TYCO International Group
    6.375%, 10/15/11                                        245              239
    6.75%, 2/15/11                                          275              276
    6.875%, 1/15/29                                          50               48
    7.00%, 6/15/28                                           35               34
  US Airways, Inc.
    7.076%, 3/20/21                                          45               45
    8.11%, 2/20/17                                          137              142
  Verizon Communications, Inc.
    6.50%, 9/15/11                                          105              107
  Vodafone Group plc
    7.75%, 2/15/10                                          240              264
    7.875%, 2/15/30                                         155              175
  Wal-Mart Stores
    7.55%, 2/15/30                                          270              310

6    The accompanying notes are an integral part of the financial statements


                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         FIXED INCOME PORTFOLIO

                                         FINANCIAL STATEMENTS
                                         DECEMBER 31, 2001

Statement of Net Assets (cont'd)

                                                           FACE
                                                         AMOUNT            VALUE
                                                          (000)            (000)
================================================================================
INDUSTRIALS (CONT'D)
  Waste Management, Inc.
    7.00%, 7/15/28                                  $       380       $      351
    7.375%, 5/15/29                                          90               86
  Worldcom, Inc. - Worldcom Group
    6.95%, 8/15/28                                          495              447
    8.25%, 5/15/31                                          185              196
--------------------------------------------------------------------------------
                                                                          24,456
================================================================================
U.S. TREASURY SECURITIES (3.3%)
  U.S. Treasury Note
    6.25%, 1/31/02                                        1,000            1,004
    6.75%, 5/15/05                                        1,450            1,576
    7.50%, 2/15/05                                        2,225            2,461
--------------------------------------------------------------------------------
                                                                           5,041
================================================================================
UTILITIES (1.7%)
  Calpine Corp.
    8.50%, 2/15/11                                          315              287
  CMS Energy Corp.
    7.50%, 1/15/09                                          140              137
  Consolidated Natural Gas Co.
    6.25%, 11/1/11                                          140              137
  Detroit Edison Co.
    6.125%, 10/1/10                                         205              201
  DTE Energy Co.
    7.05%, 6/1/11                                           150              155
  Mirant Corp.
    7.20%, 10/1/08                                          390(b)           345
  Nisource Finance Corp.
    7.875%, 11/15/10                                        350              362
  PSEG Energy Holdings
    9.125%, 2/10/04                                         275              289
  Ras Laffan Liquefied Natural Gas Co.
    8.294%, 3/15/14                                         290(b)           296
  Williams Cos.
    7.50%, 1/15/31                                          425              414
    7.75%, 6/15/31                                           50               50
--------------------------------------------------------------------------------
                                                                           2,673
================================================================================
YANKEE (0.9%)
  Republic of Brazil
    8.00%, 4/15/14                                          622              479
  Republic of Colombia
    11.75%, 2/25/20                                         265              264
  Republic of Philippines
    10.625%, 3/16/25                                         65               64
  United Mexican States
    8.125%, 12/30/19                                        220              214
    8.30%, 8/15/31                                           85               83
    8.375%, 1/14/11                                         195              202
  United Mexican States, Value Recovery Rights,
    Floating Rate Security
    0.00%, 6/30/03                                          476               --@
--------------------------------------------------------------------------------
                                                                           1,306
================================================================================
TOTAL FIXED INCOME SECURITIES (COST $162,219)                         $  162,800
================================================================================
SHORT-TERM INVESTMENTS (34.9%)
REPURCHASE AGREEMENT (34.8%)
  J.P. Morgan Securities Inc., 1.65%,
    dated 12/31/01, due 1/02/02                     $    53,319(d)        53,319
================================================================================
TREASURY BILL (0.1%)
  U.S. Treasury Bill, 4/18/02                               170              169
================================================================================
TOTAL SHORT-TERM INVESTMENTS (COST $53,488)                               53,488
================================================================================
TOTAL INVESTMENTS (141.1%) (COST $215,707)                               216,288
================================================================================
                                                         AMOUNT
                                                          (000)
================================================================================
OTHER ASSETS (3.7%)
  Cash                                              $       118
  Receivable for Investments Sold                         3,810
  Interest Receivable                                     1,620
  Receivable for Portfolio Shares Sold                       85
  Net Unrealized Gain on Swap Agreements                     25
  Other                                                       2            5,660
================================================================================
LIABILITIES (-44.8%)
  Payable for Investments Purchased                     (68,161)
  Investment Advisory Fees Payable                         (229)
  Due to Broker                                            (131)
  Administrative Fees Payable                               (37)
  Shareholder Reporting Expense Payable                     (23)
  Payable for Portfolio Shares Redeemed                     (16)
  Custodian Fees Payable                                     (6)
  Professional Fees Payable                                  (4)
  Directors' Fees and Expenses Payable                       (1)
  Other Liabilities                                          (1)         (68,609)
================================================================================
NET ASSETS (100%)                                                     $  153,339
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
  Applicable to 14,133,163 outstanding $0.001 par value               $    10.85
    shares (authorized 500,000,000 shares)
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                       $  152,493
Distributions in Excess of Net                                               (73)
  Investment Income
Distributions in Excess of Net Realized Gains                               (162)
Unrealized Appreciation on Investments,                                    1,081
  Futures Contracts and Swaps
--------------------------------------------------------------------------------
Net Assets                                                            $  153,339
================================================================================

     The accompanying notes are an integral part of the financial statements   7

(a) -- Security is subject to delayed delivery. -- See Note A4 to the Financial Statements.
(b) -- 144A Security -- certain conditions for public sale may exist.
(c) -- Step Bond-Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2001. Maturity date disclosed is the ultimate maturity date.
(d) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
IO -- Interest Only
PO -- Principal Only
TBA -- To be announced
Floating Rate Security -- Interest rate changes on these instruments are based on changes in designated base rate. The rates shown are those in effect on December 31, 2001.
@ -- Amount or value is less than $500.

FUTURES CONTRACTS:

  The Portfolio had the following futures contract(s) open at period end:

                                                                         NET
                                            NOTIONAL                 UNREALIZED
                             NUMBER OF       VALUE      EXPIRATION      GAIN
                             CONTRACTS       (000)         DATE         (000)
--------------------------------------------------------------------------------
LONG:
 2 Year U.S. Treasury Note           7     $  1,463       Mar-02       $    6
 5 Year U.S. Treasury Note          42        4,445       Mar-02           44
SHORT:
 U.S. Treasury Long Bond            78        7,919       Mar-02          290
 10 Year U.S. Treasury Note        151       15,876       Mar-02          135
--------------------------------------------------------------------------------
                                                                       $  475
================================================================================

8   The accompanying notes are an integral part of the financial statements

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         FINANCIAL STATEMENTS

                                         FIXED INCOME PORTFOLIO

                                                                      YEAR ENDED
                                                               DECEMBER 31, 2001
Statement of Operations                                                    (000)
================================================================================
INVESTMENT INCOME:
  Interest                                                             $   6,387
--------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                                                   457
  Less: Fees Waived                                                          (14)
                                                                      ----------
  Net Investment Advisory Fees                                               443
  Administrative Fees                                                        303
  Professional Fees                                                           28
  Custodian Fees                                                              10
  Shareholder Reporting                                                       10
  Directors' Fees and Expenses                                                 2
  Other                                                                        6
--------------------------------------------------------------------------------
    Net Expenses                                                             802
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                      5,585
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
  Investments Sold                                                         3,214
  Futures Contracts                                                         (515)
  Swaps                                                                    1,497
  Foreign Currency                                                           (32)
--------------------------------------------------------------------------------
    Net Realized Gain                                                      4,164
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                               (634)
  Futures Contracts                                                        1,189
  Swaps                                                                     (864)
--------------------------------------------------------------------------------
    Change in Unrealized Appreciation/Depreciation                          (309)
--------------------------------------------------------------------------------
  NET REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION     3,855
--------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $   9,440
================================================================================

                                                                          YEAR ENDED           YEAR ENDED
                                                                   DECEMBER 31, 2001    DECEMBER 31, 2000
Statement of Changes in Net Assets                                             (000)                (000)
=========================================================================================================
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                     $  5,585              $ 5,251
  Net Realized Gain (Loss)                                                     4,164                 (147)
  Change in Unrealized Appreciation/Depreciation                                (309)               3,634
---------------------------------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from Operations                       9,440                8,738
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  Net Investment Income                                                       (6,135)              (5,331)
  In Excess of Net Investment Income                                             (33)                  --
  Net Realized Gain                                                           (2,175)                  --
  In Excess of Net Realized Gain                                                (203)                  --
---------------------------------------------------------------------------------------------------------
    Total Distributions                                                       (8,546)              (5,331)
---------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscriptions                                                               93,271               21,464
  Distributions Reinvested                                                     8,546                5,331
  Redemptions                                                                (40,715)              (8,724)
---------------------------------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from Capital Share Transactions      61,102               18,071
---------------------------------------------------------------------------------------------------------
  Total Increase in Net Assets                                                61,996               21,478
NET ASSETS:
  Beginning of Period                                                         91,343               69,865
---------------------------------------------------------------------------------------------------------
  End of Period (including distributions in excess of net investment        $153,339              $91,343
    income of $73 in 2001)
---------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
---------------------------------------------------------------------------------------------------------
    Shares Subscribed                                                          8,307                2,079
    Shares Issued on Distributions Reinvested                                    790                  507
    Shares Redeemed                                                           (3,657)                (841)
---------------------------------------------------------------------------------------------------------
    Net Increase in Capital Shares Outstanding                                 5,440                1,745
=========================================================================================================

     The accompanying notes are an integral part of the financial statements   9

Financial Highlights
Selected Per Share Data and Ratios

                                                                         YEAR ENDED DECEMBER 31,                        PERIOD FROM
                                                       =====================================================        JANUARY 2, 1997*
                                                             2001           2000          1999          1998   TO DECEMBER 31, 1997
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                   $    10.51     $    10.05     $   10.70     $   10.41          $   10.00
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                      0.42           0.64          0.50          0.37               0.46
  Net Realized and Unrealized Gain (Loss)                    0.56           0.47         (0.67)         0.45               0.53
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                         0.98           1.11         (0.17)         0.82               0.99
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                     (0.46)         (0.65)        (0.48)        (0.36)             (0.45)
  In Excess of Net Investment Income                        (0.00)+           --            --         (0.01)                --
  Net Realized Gain                                         (0.16)            --            --         (0.11)             (0.13)
  In Excess of Net Realized Gain                            (0.02)            --         (0.00)+       (0.05)                --
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                     (0.64)         (0.65)        (0.48)        (0.53)             (0.58)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $    10.85     $    10.51     $   10.05     $   10.70          $   10.41
====================================================================================================================================
TOTAL RETURN                                                 9.32%         11.08%        (1.63)%        7.90%              9.93%++
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                      $  153,339     $   91,343     $  69,865     $  43,356          $  12,760
Ratio of Expenses to Average Net Assets                      0.70%          0.70%         0.70%         0.70%              0.70%**
Ratio of Net Investment Income to Average Net Assets         4.89%          6.52%         6.06%         5.37%              5.66%**
Portfolio Turnover Rate                                        71%            73%          100%          117%               185%
------------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the
  Period:
    Per Share Benefit to Net Investment Income         $     0.00+    $     0.02     $    0.02     $    0.02          $    0.08
Ratios Before Expense Limitation:
    Expenses to Average Net Assets                           0.71%          0.89%         0.96%         1.04%              1.71%**
    Net Investment Income to Average Net Assets              4.88%          6.33%         5.80%         5.03%              4.65%**
------------------------------------------------------------------------------------------------------------------------------------

*  Commencement of operations
** Annualized
+  Amount is less than $0.01 per share
++ Not annualized

10   The accompanying notes are an integral part of the financial statements

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         ANNUAL REPORT - DECEMBER 31, 2001

Notes to Financial Statements

The Universal Institutional Funds, Inc.(the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fourteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Fixed Income Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are not determined solely with regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

   Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: Certain Portfolios may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place up to 120 days after the date of the transaction. Additionally, a Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the Portfolio's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains or losses may have on the Portfolio.

5. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations. Due from (to) broker is comprised of initial margin and variation margin, as stated in the Statement of Net Assets.

   Certain Portfolios may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

6. SWAP AGREEMENTS: The Portfolio may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. The following summarizes swaps which may be entered into by the Portfolios.

   INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

   TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as appreciation or depreciation in the Statement of Operations. Periodic payments received or made at the end of each measurement period are recorded as realized gains or losses in the Statement of Operations.

   Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations.

   Because there is no organized market for these swap agreements, the value of open swaps reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

   Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         ANNUAL REPORT - DECEMBER 31, 2001

Notes to Financial Statements (cont'd)

 At December 31, 2001, the Portfolio had open swap agreements as follows:

                                                                      UNREALIZED
NOTIONAL                                                            APPRECIATION
VALUE                                                              (DEPRECIATION)
(000)                          DESCRIPTION                                  (000)
--------------------------------------------------------------------------------


$   525     Agreement with Merrill Lynch terminating January
            31, 2002 to pay 6 month LIBOR less 35 basis
            points, and receive if positive (pay if negative),
            the total rate of return on the Commercial
            Mortgage-Backed Securities AAA Custom Index.                $      4

    375     Agreement with Lehman Brothers terminating
            February 1, 2002 to pay at a fixed rate of
            3.1575% and to receive if positive (pay if
            negative), the total rate of return on the Lehman
            Brothers CMBS Index.                                               6

    115     Agreement with Bank of America Corp.
            terminating February 15, 2002 to pay 6 month
            LIBOR less 35 basis points, and receive if
            positive (pay if negative), the total rate of return
            on the Banc of America Securities LLC AAA 10-year
            Commercial Mortgage-Backed Securities Daily Index.                 2

    425     Agreement with Credit Suisse First Boston
            terminating February 28, 2002 to pay 6 month
            LIBOR less 35 basis points, and receive if
            positive (pay if negative), the total rate of return
            on the Lehman Brothers Commercial Mortgage-
            Backed Securities Index - Investment Grade.                        6

    690     Agreement with Bank of America Corp.
            terminating March 8, 2002 to pay 6 month LIBOR
            less 30 basis points, and receive if positive (pay
            if negative), the total rate of return on the Banc of
            America Securities LLC AAA 10-year Commercial
            Mortgage-Backed Securities Daily Index.                           11

    525     Agreement with Bank of America Corp.
            terminating March 29, 2002 to pay 7.1 month
            LIBOR, and receive if positive (pay if negative),
            the total rate of return on the Banc of America
            Securities LLC AAA 10-year Commercial
            Mortgage-Backed Securities Daily Index.                            7

    400     Agreement with Bank of America Corp.
            terminating May 1, 2002 to pay 7.5 month LIBOR
            less 35 basis points, and receive if positive (pay
            if negative), the total rate of return on the Banc of
            America Securities LLC AAA 10-year Commercial
            Mortgage-Backed Securities Daily Index.                           (2)

    375     Agreement with Bank of America Corp.
            terminating May 21, 2002 to pay 3 month LIBOR
            less 40 basis points, and receive if positive (pay
            if negative), the total rate of return on the Banc of
            America Securities LLC AAA 10-year Commercial
            Mortgage-Backed Securities Daily Index.                          (10)

    575     Agreement with Bank of America Corp.
            terminating May 31, 2002 to pay 9 month LIBOR
            less 40 basis points, and receive if positive (pay
            if negative), the total rate of return on the Banc of
            America Securities LLC AAA 10-year Commercial
            Mortgage-Backed Securities Daily Index.                           (6)

  2,200     Agreement with Merrill Lynch terminating
            June 17, 2002 to pay 3 month LIBOR less 30 basis
            points, and receive if positive (pay if negative),
            the total rate of return on the Commercial
            Mortgage-Backed Securities AAA Custom Index.                      19

    350     Agreement with Bank of America Corp.
            terminating June 18, 2002 to pay 3 month LIBOR
            less 40 basis points, and receive if positive (pay
            if negative), the total rate of return on the Banc of
            America Securities LLC AAA 10-year Commercial
            Mortgage-Backed Securities Daily Index.                          (10)

  1,000     Agreement with Bank of America Corp.
            terminating June 27, 2002 to pay 9 month LIBOR
            less 40 basis points, and receive if positive (pay
            if negative), the total rate of return on the Banc of
            America Securities LLC AAA 10-year Commercial
            Mortgage-Backed Securities Daily Index.                          (12)

    610     Agreement with Bank of America Corp.
            terminating August 2, 2002 to pay 3 month
            LIBOR less 32 basis points, and receive if
            positive (pay if negative), the total rate of return
            on the Banc of America Securities LLC AAA 10-year
            Commercial Mortgage-Backed Securities Daily Index.                 3

    610     Agreement with Bank of America Corp.
            terminating September 4, 2002 to pay 3 month
            LIBOR less 32 basis points, and receive if
            positive (pay if negative), the total rate of return
            on the Banc of America Securities LLC AAA 10-year
            Commercial Mortgage-Backed Securities Daily Index.                 3

  2,000     Agreement with Salomon Brothers terminating
            October 31, 2002 to pay 3 month LIBOR less 45
            basis points, and receive if positive (pay if
            negative), the total rate of return on the
            Commercial Mortgage-Backed Securities AAA
            Custom Index.                                                    (28)

    700     Agreement with Salomon Brothers terminating
            November 29, 2002 to pay 3 month LIBOR less
            40 basis points, and receive if positive (pay if
            negative), the total rate of return on the
            Commercial Mortgage-Backed Securities AAA
            Custom Index.                                                     10

    575     Agreement with Credit Suisse First Boston
            terminating October 1, 2031 to pay at a fixed
            rate of 5.922% and to receive 3 month LIBOR.                      22
                                                                         -------
                                                                        $     25
                                                                         -------

7. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-dividend date.

   The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities.

   Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed (distributions in excess of) net investment income, accumulated net realized gain (loss) and paid-in capital.

   Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Morgan Stanley Investments LP (the "Adviser") (formerly Miller Anderson & Sherrerd LLP), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                        FROM $500
                   FIRST $500          MILLION TO       MORE THAN
PORTFOLIO             MILLION          $1 BILLION      $1 BILLION
------------------------------------------------------------------
FIxed Income           0.40%               0.35%            0.30%

The Adviser has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.70%.

C. ADMINISTRATOR: Morgan Stanley Asset Management (the "Administrator"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. Certain employees of JPMIS are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: JPMorgan Chase serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: The Fund, along with an affiliated open-end fund (collectively, the "Funds"), maintained a 364-day Credit Agreement (the "Agreement") with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds were provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds paid a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately
$150,000. The commitment fee and the arrangement fee were allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs were further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the year ended December 31, 2001, there were no amounts drawn down on the Facility. The Agreement expired on December 31, 2001. At December 31, 2001, the Fund did not expect to renew the Agreement.

F. OTHER: At December 31, 2001, cost and unrealized appreciation
(depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio (excluding foreign currency if applicable) were:

                                                                     NET
    COST              APPRECIATION         DEPRECIATION     APPRECIATION
   (000)                     (000)                (000)            (000)
--------------------------------------------------------------------------
$215,710                   $2,573            $(1,995)            $578

For the year ended December 31, 2001, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $154,723,000 and $88,165,000, respectively.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         ANNUAL REPORT - DECEMBER 31, 2001

Notes to Financial Statements (cont'd)

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders. For the year ended December 31, 2001, the Portfolio utilized capital loss carryforwards of approximately $1,317,000.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2001, the Portfolio deferred to January 1, 2002, for U.S. Federal income tax purposes, post-October currency losses of $33,000.

At December 31, 2001, the Portfolio had distributable short-term capital gains, which are treated as ordinary income for tax purposes, of $322,000. Additionally, the Portfolio had distributable long-term capital gains on a tax basis of $1,012,000. These amounts will be distributed in the year 2002.

The realized gain distribution amount shown in the Statement of Changes in Net Assets for the year ended December 31, 2001 includes short-term realized gains which are treated as ordinary income for tax purposes of $2,378,000.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

G. SUPPLEMENTAL PROXY INFORMATION (UNAUDITED):

On October 11, 2001, a special meeting of the shareholders of the Fund was held. The following is a summary of the proposal presented and the total number of shares voted:

PROPOSAL:
  1. To elect the following Directors:

                                 VOTES IN         VOTES
                                 FAVOR OF         AGAINST
                               ===========       =========
John D. Barrett II             155,414,985       2,762,501
Barton M. Biggs                155,288,247       2,889,239
Thomas P. Gerrity              155,538,892       2,638,594
Gerard E. Jones                155,459,928       2,717,558
Joseph J. Kearns               155,546,582       2,630,904
Vincent R. McLean              155,491,072       2,686,414
C. Oscar Morong, Jr.           155,490,890       2,686,596
William G. Morton, Jr.         155,511,886       2,665,600
Michael Nugent                 155,357,868       2,819,618
Fergus Reid                    155,382,427       2,795,059
Ronald E. Robison              155,456,858       2,720,628

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Directors of The Universal Institutional Funds, Inc.-
Fixed Income Portfolio

We have audited the accompanying statement of net assets of the Fixed Income Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December
31, 1999 and for the period from January 2, 1997 (commencement of operations) to December 31, 1997 were audited by other auditors whose report, dated February 11, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fixed Income Portfolio of The Universal Institutional Funds, Inc. at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 11, 2002

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         OVERVIEW

Federal Tax Information (Unaudited)

For the year ended December 31, 2001, the percentage of income earned from direct U.S. treasury obligations was 4.60%.

Director and Officer Information (Unaudited)

Independent Directors:

                                        Term of                                             Number of
                                        Office                                              Portfolios
                                        and                                                 in Fund
                            Position(s) Length of                                           Complex
Name, Age and Address of    Held with   Time       Principal Occupation(s) During           Overseen by   Other Directorships
Director                    Registrant  Served*    Past 5 Years                             Director**    Held by Director
--------------------------  ----------  ---------  ---------------------------------------  ------------  --------------------------
John D. Barrett II (66)     Director    Director   Chairman and Director of Barrett          78           Director of the Ashforth
565 Fifth Avenue                        since      Associates, Inc. (investment                           Company (real
New York, NY 10017                      1996       counseling).                                           estate).

Thomas P. Gerrity (60)      Director    Director   Professor of Management, formerly Dean,   78           Director, ICG Commerce,
219 Grays Lane                          since      Wharton School of Business, University                 Inc.; Sunoco;
Haverford, PA 19041                     2001       of Pennsylvania; formerly Director,                    Fannie Mae; Reliance
                                                   IKON Office Solutions, Inc., Fiserv,                   Group Holdings, Inc., CVS
                                                   Digital Equipment Corporation, Investor                Corporation and
                                                   Force Holdings, Inc. and Union Carbide                 Knight-Ridder, Inc.
                                                   Corporation.

Gerard E. Jones (65)        Director    Director   Of Counsel, Shipman & Goodwin, LLP (law   78           Director of Tractor Supply
Shipman & Goodwin, LLP                  since      firm).                                                 Company, Tiffany
43 Arch Street                          1996                                                              Foundation, and Fairfield
Greenwich, CT 06830                                                                                       Country Foundation.

Joseph J. Kearns (59)       Director    Director   Investment consultant; formerly CFO of    78           Director, Electro Rent
6287 Via Escondido                      since      The J.Paul Getty Trust.                                Corporation and The Ford
Malibu, CA 90265                        2001                                                              Family Foundation.

Vincent R. McLean (70)      Director    Director   Formerly Executive Vice President,        78           Director, Banner Life
702 Shackamaxon Drive                   since      Financial Officer, Director and Member                 Insurance Co.; William
Westfield, NJ 07090                     2001       Chief of the Executive Committee                       Penn Life Insurance
                                                   of Sperry Corporation (now part of                     Company of New York.
                                                   Unisys Corporation).

C. Oscar Morong, Jr. (66)   Director    Director   Managing Director, Morong Capital         78           Trustee and Chairman of
1385 Outlook Drive West                 since      Management; formerly Senior Vice                       the mutual funds in the
Mountainside, NJ 07092                  2001       President and Investment Manager for                   Smith Barney/CitiFunds
                                                   CREF, TIAA-CREF Investment Management,                 fund complex; Director,
                                                   Inc. (investment management); formerly                 Ministers and Missionaries
                                                   Director, The Indonesia Fund (mutual                   Benefit Board of American
                                                   fund).                                                 Baptist Churches.

William G. Morton, Jr. (64)  Director   Director   Chairman Emeritus and former Chief        78           Director of Radio Shack
100 Franklin Street                     since      Executive Officer of Boston Stock                      Corporation (electronics).
Boston, MA 02110                        2000       Exchange.

Michael Nugent (65)         Director    Director   General Partner, Triumph Capital, L.P.                 Director of various
c/o Triumph Capital, L.P.               since      (private investment partnership);        207           business organizations;
237 Park Avenue                         2001       formerly, Vice President,                              Chairman of the Insurance
New York, NY 10017                                 Bankers Trust Company                                  Committee and Director or
                                                   and BT Capital Corporation.                            Trustee of the retail
                                                                                                          families of funds advised
                                                                                                          by Morgan Stanley
                                                                                                          Investment Advisors Inc.

Fergus Reid (69)            Director    Director   Chairman and Chief Executive Officer of   78           Trustee and Director of
85 Charles Colman Blvd.                 since      Lumelite Plastics Corporation.                         approximately 30
Pawling, NY 12564                       1996                                                              investment companies in
                                                                                                          the JPMorgan Funds complex
                                                                                                          managed by JPMorgan
                                                                                                          Investment Management Inc.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         OVERVIEW

Director and Officer Information (cont'd)

Interested Directors:

                                       Term of                                             Number of
                                       Office                                              Portfolios
                                       and                                                 in Fund
                           Position(s) Length of                                           Complex
Name, Age and Address of   Held with   Time       Principal Occupation(s) During           Overseen by   Other Directorships
Director                   Registrant  Served*    Past 5 Years                             Director**    Held by Director
-------------------------- ----------  ---------  ---------------------------------------  ------------  ---------------------------
Barton M. Biggs (69)       Chairman    Chairman   Chairman, Director and Managing           78           Member of the Yale
1221 Avenue of the         and         and        Director of Morgan Stanley Investment                  Development Board
Americas                   Director    Director   Management Inc. and Chairman and
New York, NY 10020                     since      Director of Morgan Stanley Investment
                                       1996       Management Limited; Managing Director
                                                  of Morgan Stanley & Co. Incorporated;
                                                  Director and Chairman of the
                                                  Board of various U.S. registered
                                                  companies managed by Morgan Stanley
                                                  Investment Management Inc.

Ronald E. Robison (63)     President   President  President and Trustee; Chief Operations  78
1221 Avenue of the         and         since      Officer and Managing Director of Morgan
Americas                   Director    2001 and   Stanley Investment Management Inc.;
New York, NY 10020                     Director   Managing Director of Morgan Stanley &
                                       since      Co. Incorporated; formerly, Managing
                                       2001       Director and Chief Operating Officer of
                                                  TCW Investment Management Company;
                                                  Director, Chief Administrative Officer
                                                  and President of various funds in the
                                                  Fund Complex.

----------
* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment Managment Inc. and any funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Managment Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

Additonal information about the Fund's Directors can be found in the Fund's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1-800-281-2715. You may also retrieve this information on-line at the Securities and Exchange Commission's web site at "http://www.sec.gov". To aid you in obtaining this information on-line, the Fund's Central Index Key (CIK) number is 1011378 and the SAI is found within form type 485BPOS.

Officers:

                                             Position(s)  Term of Office
                                             Held with    and Length of
Name, Age and Address of Executive Officer   Registrant   Time Served*     Principal Occupation(s) During Past 5 Years
-------------------------------------------  -----------  ---------------  ---------------------------------------------------------
Ronald E. Robison (63)                       President    President since  Chief Global Operations Officer and Managing Director
Morgan Stanley Investment Management Inc.    and          2001             of Morgan Stanley Investment Management Inc.;
1221 Avenue of the Americas                  Director                      Director and President of various U.S. registered
New York, NY 10020                                                         investment companies managed by Morgan Stanley
                                                                           Investment Management Inc.; Previously, Managing
                                                                           Director and Chief Operating Officer of TCW Investment
                                                                           Management Company.

Stefanie V. Chang (35)                       Vice         Vice President   Executive Director of Morgan Stanley & Co. Incorporated
Morgan Stanley Investment Management Inc.    President    since 1997       and Morgan Stanley Investment Management Inc.; formerly,
1221 Avenue of the Americas                                                practiced law with the New York law firm of Rogers &
New York, NY 10020                                                         Wells (now Clifford Chance Rogers & Wells LLP); Vice
                                                                           President of certain funds in the Fund Complex.

Lorraine Truten (40)                         Vice         Vice President   Executive Director of Morgan Stanley Investment
Morgan Stanley Investment Management Inc.    President    since 2001       Management Inc.; Head of Global Client Services, Morgan
1221 Avenue of the Americas                                                Stanley Investment Management Inc.; President, Morgan
New York, NY 10020                                                         Stanley Fund Distribution, Inc. formerly, President of
                                                                           Morgan Stanley Institutional Fund Trust; Vice President
                                                                           of certain funds in the Fund Complex.

Mary E. Mullin (34)                          Secretary    Secretary since  Vice President of Morgan Stanley & Co. Incorporated and
Morgan Stanley Investment Management Inc.                 1999             Morgan Stanley Investment Management Inc.; formerly,
1221 Avenue of the Americas                                                practiced law with the New York law firms of McDermott,
New York, NY 10020                                                         Will & Emery and Skadden, Arps, Slate, Meagher & Flom
                                                                           LLP; Secretary of certain funds in the Fund Complex.

James A. Gallo (37)                          Treasurer    Treasurer        Executive Director of Morgan Stanley Investment
Morgan Stanley Investment Management Inc.                 since 2001       Management Inc.; Treasurer of certain funds in the Fund
1221 Avenue of the Americas                                                Complex; formerly Director of Fund Accounting at PFPC,
New York, NY 10020                                                         Inc.

Belinda A. Brady (34)                        Assistant    Assistant        Fund Administration Senior Manager, J.P. Morgan Investor
J.P. Morgan Investor Service Co.             Treasurer    Treasurer since  Services Co. (formerly, Chase Global Funds Services
73 Tremont Street                                         2001             Company); formerly Senior Auditor at Price Waterhouse
Boston, MA 02108-3913                                                      LLP (now PricewaterhouseCoopers LLP);
                                                                           Assistant Treasurer of certain funds in the Fund Complex.

----------
* Each Officer serves an indefinite term, until his or her successor is elected.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         ANNUAL REPORT - DECEMBER 31, 2001

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

Morgan Stanley Investments LP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Mayer, Brown & Platt LLP
1675 Broadway
New York, New York 10019-5820

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

This report is authorized for distribution only when preceded or accompanied by the prospectus of The Universal Institutional Funds, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         ANNUAL REPORT - DECEMBER 31, 2001

[MORGAN STANLEY LOGO]

Global Value Equity Portfolio

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         ANNUAL REPORT - DECEMBER 31, 2001

Global Value Equity Portfolio

[CHART OF COMPOSITION OF NET ASSETS]

-------------------------------------
United States                   43.2%
United Kingdom                  15.2
Japan                            8.1
France                           7.1
Netherlands                      5.3
Other                           21.1
-------------------------------------

TOP FIVE HOLDINGS

                                                   PERCENT OF
SECURITY                       COUNTRY             NET ASSETS
=============================================================
Aventis S.A.                   France                     2.4%
Philip Morris Cos., Inc.       United States              2.2
Nestle S.A.                    Switzerland                2.0
BAE Systems plc                United Kingdom             2.0
Cadbury Schweppes plc          United Kingdom             1.9

TOP FIVE INDUSTRIES

                                           VALUE      PERCENT OF
INDUSTRY                                   (000)      NET ASSETS
================================================================
Pharmaceuticals                            $6,153         8.7%
Diversified Telecommunication Services      4,522         6.4
Media                                       4,301         6.1
Food Products                               4,085         5.8
Aerospace & Defense                         3,977         5.6

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) WORLD INDEX

                                           TOTAL RETURNS(2)
                                       -----------------------
                                                        AVERAGE
                                                         ANNUAL
                                              ONE         SINCE
                                             YEAR    INEPTION(3)
================================================================
Portfolio                                   -7.04%       8.00%
Index(1)                                   -16.82        5.53

(1) The MSCI World Index is an unmanaged index of common stocks and includes securities representative of the market structure of 22 developed market countries in North America, Europe and the Asia/Pacific region.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3) Commenced operations on January 2, 1997.

[CHART OF COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT]

                     GLOBAL VALUE
                   EQUITY PORTFOLIO        MSCI WORLD INDEX
1/2/97*                 $10,000                $10,000
12/31/97                 12,004                 11,666
12/31/1998               13,621                 14,506
12/31/1999               14,179                 18,124
12/31/2000               15,804                 15,735
12/31/2001               14,691                 13,088

* Commenced operations on January 2, 1997

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Global Value Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less liquidity and the potential for market volatility and political instability.

For the year ended December 31,2001,the Portfolio had a total return of -7.04% compared to -16.82% for the Morgan Stanley Capital International
(MSCI) World Index (the "Index").

MARKET REVIEW

The last year has been difficult for global markets. While market conditions were clearly deteriorating prior to September 11, the horrific events that took place that day eroded the last remaining bit of consumer confidence, further accelerating an economic slowdown. As the year drew to a close, we saw major U.S. Indices such as the S&P 500 and the Nasdaq post negative returns for the second year running - something that hasn't happened since the bear market of '73/'74. The difficult investment environment was not confined to the U.S., however, as shrinking world trade caused Europe's GDP to fall below the predicted 2%.

The Portfolio preserved capital better than its Index during the year. The Portfolio's performance through the year was driven primarily by an overweight and strong stock selection in consumer staples. Stock selection was also strong in industrials. Within this sector, the Portfolio's exposure to several U.S. aerospace and defense companies was a significant positive, given their above-average performances following the events in September. Stock selection in the consumer discretionary sector was notable as well. Our holding in a U.K. advertising firm proved that while media companies have been hit hard by the downturn in the United States, advertising revenue had been more resilient than expected.

Despite the turbulence we've seen in the markets throughout the year, the positioning of the Portfolio has not changed substantially. As pure bottom-up stock pickers, we don't tend to dwell on macroeconomic developments, but rather each company's valuation ratios and fundamentals. On that basis, the Portfolio remains overweight in consumer staples and underweight technology and financials.

As several of the defensive companies we held reached fair value during the period, we opportunistically began searching for quality opportunities to move the Portfolio to a more cyclical bias.

MARKET OUTLOOK

Looking forward, we believe that the rally we saw at the end of the year leaves markets vulnerable to further economic weakness and subsequent earnings disappointments. If economies disappoint off highly valued stock markets, investors may likely develop a renewed appetite for attractively valued defensive companies. In this type of environment, we remain comfortable with the Portfolio's defensive positioning, and will likely maintain our focus on high-quality attractively valued stocks with recurrent cash flow.

January 2002

                                         THE UNIVERSAL INSTITUTIONAL FUNDS. INC.
                                         GLOBAL VALUE EQUITY PORTFOLIO

                                         FINANCIAL STATEMENTS
                                         DECEMBER 31, 2001

Statement of Net Assets

                                       SHARES      VALUE(000)
=============================================================
COMMON STOCKS (94.6%)
Canada (1.1%)
  Potash Corp. of Saskatchewan, Inc.    5,450       $     335
  Telus Corp.                          15,897             242
  Telus Corp. (Non Voting)             13,699             200
-------------------------------------------------------------
                                                          777
=============================================================
Denmark (0.5%)
  Danisco A.S.                          9,610             344
=============================================================
France (7.1%)
  Aventis S.A.                         24,125           1,716
  Cie de Saint Gobain                   2,200             333
  Credit Agricole S.A.                  5,500(a)           87
  Groupe Danone                         6,070             742
  Lafarge S.A.                          3,850             360
  Pernod-Ricard                         5,059             392
  Schneider Electric S.A.               4,300             207
  TotalFinaElf S.A., Class B            7,890           1,128
-------------------------------------------------------------
                                                        4,965
=============================================================
Germany (1.4%)
  BASF AG                               9,189             343
  Bayer AG                             20,341             647
-------------------------------------------------------------
                                                          990
=============================================================
Ireland (1.7%)
  Bank of Ireland plc                  71,000             660
  Green Property plc                   90,832             511
-------------------------------------------------------------
                                                        1,171
=============================================================
Italy (1.7%)
  ENI S.p.A.                           54,975             690
  Telecom Italia S.p.A                 94,300             505
-------------------------------------------------------------
                                                        1,195
=============================================================
Japan (8.1%)
  Canon, Inc.                          22,000             753
  Daiwa Securities Group, Inc.         85,000             445
  Fuji Photo Film Ltd.                 21,000             746
  Fuji Television Network, Inc.            46             185
  Fujitsu Ltd.                         43,000             312
  Hitachi Ltd.                         47,000             343
  Mitsubishi Electric Corp.            85,000             327
  Mitsui Sum tomo Insurance Co., Ltd.  74,000             346
  Nippon Telegraph & Telephone Corp.      162             525
  Rohm Co., Ltd.                        2,500             323
  Sankyo Co., Ltd.                     42,000             716
  Tokyo Gas Co.                       257,000             685
-------------------------------------------------------------
                                                        5,706
=============================================================
Netherlands (5.3%)
  Akzo Nobel NV                        18,970             848
  ING Groep NV                         38,048             972
  Koninklijke (Royal) Philips
    Electronics NV                     29,153             868
  Royal Dutch Petroleum Co.            20,860           1,022
-------------------------------------------------------------
                                                        3,710
=============================================================
Norway (0.5%)
  Statoil ASA                          54,300(a)    $     373
=============================================================
Singapore (0.9%)
  United Overseas Bank Ltd.            94,000             647
=============================================================
South Korea (0.7%)
  Samsung Electronics Co. GDR           4,600(b)          529
=============================================================
Spain (0.9%)
  Repsol YPF S.A.                      20,800             304
  Telefonica S.A.                      26,888             360
-------------------------------------------------------------
                                                          664
=============================================================
Sweden (1.1%)
  Nordea AB                           144,270             767
=============================================================
Switzerland (5.2%)
  Cie Financiere Richemont AG,
  Class A                              22,500             419
  Converium Holding AG                  9,015(a)          439
  Holcim Ltd., Class B                  2,024             437
  Nestle S.A. (Registered)              6,730           1,437
  Syngenta AG                           7,661(a)          397
  UBS AG (Registered)                   7,830             396
  Zurich Financial Services AG            700             164
-------------------------------------------------------------
                                                        3,689
=============================================================
United Kingdom (15.2%)
  Allied Domecq plc                   180,000           1,067
  BAA plc                              40,800             327
  BAE Systems plc                     308,983           1,392
  Brambles Industries plc              66,022             327
  Cadbury Schweppes plc               214,750           1,369
  Diageo plc                           95,706           1,094
  Glaxosmithkline plc                  34,900             876
  GUS plc                              50,000             470
  Imperial Tobacco Group plc           25,611             338
  J. Sainsbury plc                    118,500             631
  Lloyds TSB Group plc                 37,400             406
  Prudential plc                       27,450             318
  Reed International plc                6,100              51
  Rolls-Royce plc                      61,900             150
  Vodafone Group plc                  275,800             722
  WPP Group plc                       105,176           1,164
-------------------------------------------------------------
                                                       10,702
=============================================================
United States (43.2%)
  Albertson's, Inc.                    31,091             979
  Alcoa, Inc.                          23,050             819
  American Home Products Corp.          6,160             378
  Anheuser-Busch Co., Inc.              8,300             375
  BJ's Wholesale Club, Inc.             9,150(a)          403
  Boise Cascade Corp.                  26,835             913
  Bristol-Myers Squibb Co.             23,940           1,221
  Cadiz, Inc.                          24,000(a)          192
  ChevronTexaco Corp.                   3,900             349
  Deere & Co.                          16,390             716


The accompanying notes are an integral part of the financial statements       3



Statement of Nets Assets (Cont'd)

                                                         VALUE
                                       SHARES            (000)
==============================================================
United States (cont'd)
  Delphi Automotive Systems            26,400         $   361
  Exelon Corp.                         14,855             711
  First Data Corp.                      4,690             368
  Gap, Inc.                             9,400             131
  General Dynamics Corp.                8,670             690
  Georgia Pacific Corp.                20,037             553
  Goodrich Corp.                        8,065             215
  Hewlett-Packard Co.                  14,050             289
  Interpublic Group of Cos., Inc.      24,700             730
  J.P. Morgan Chase & Co.              31,796           1,156
  Kimberly-Clark Corp.                 16,850           1,008
  Kroger Co.                           15,200(a)          317
  Lockheed Martin Corp.                 9,660             451
  MBIA, Inc.                           15,450             829
  McDonald's Corp.                     30,675             812
  McGraw-Hill Cos., Inc.               14,900             909
  Mellon Financial Corp.               19,360             728
  Merrill Lynch & Co.                  12,500             651
  Metlife, Inc.                        22,500             713
  Motorola, Inc.                       43,000             646
  NCR Corp.                            19,190(a)          707
  New York Times Co., Class A          13,000             562
  Northrop Grumman Corp.               10,700           1,079
  Pharmacia Corp.                      29,231           1,247
  Philip Morris Cos., Inc.             33,940           1,556
  Principal Financial Group
    (The), Inc.                        14,600(a)          350
  Prudential Financial, Inc.           14,500(a)          481
  Qwest Communications
    International, Inc.                25,800             365
  Sabre Group Holdings, Inc.            7,800(a)          330
  SBC Communications, Inc.             29,950           1,173
  Sears Roebuck & Co.                  16,280             776
  St. Paul Cos., Inc.                  16,800             739
  Tupperware Corp.                     21,180             408
  Verizon Communications, Inc.         24,295           1,153
  Viacom, Inc.                         15,900(a)          702
  Wells Fargo & Co.                     4,100             178
-------------------------------------------------------------
                                                       30,419
=============================================================
  TOTAL COMMON STOCKS (COST $68,445)                   66,648
=============================================================
                                              FACE
                                            AMOUNT       VALUE
                                             (000)       (000)
================================================================
SHORT-TERM INVESTMENT (5.6%)
  REPURCHASE AGREEMENT (5.6%)
  J.P. Morgan Securities Inc., 1.63%,
    dated 12/31/01, due 01/02/02
    (COST $3,941)                         $  3,941(c)  3,941
===============================================================

FOREIGN CURRENCY (0.0%)
  Euro (Cost $3)                          EUR    3     $      3
===============================================================
TOTAL INVESTMENTS (100.2%) (Cost $72,389)                70,592
===============================================================
                                            AMOUNT
                                             (000)
===============================================================
OTHER ASSETS (0.5%)
  Cash                                    $     11
  Net Unrealized Gain on Foreign
   Currency Exchange Contracts                 158
  Dividends Receivable                          93
  Receivable for Portfolio Shares Sold          50
  Foreign Withholding Tax Reclaim               32
  Other                                          1          345
---------------------------------------------------------------
LIABILITIES (-0.7%)
  Payable for Investments Purchased           (258)
  Investment Advisory Fees Payable            (127)
  Shareholder Reporting Expense Payable        (49)
  Payable for Portfolio Shares Redeemed        (39)
  Administrative Fees Payable                  (19)
  Custodian Fees Payable                       (14)
  Professional Fees Payable                     (8)
  Other Liabilities                             (1)        (515)
===============================================================
NET ASSETS (100%)                                      $ 70,422
===============================================================
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE

  Applicable to 5,805,508 outstanding
    $0.001 par value shares (authorized
    500,000,000 shares)                                $  12.13
===============================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                        $ 72,728
Undistributed Net Investment Income                         115
Accumulated Net Realized Loss                              (793)
Unrealized Depreciation on Investments                   (1,628)
===============================================================
Net Assets                                             $ 70,422
===============================================================

(a) - Non-income producing security
(b) - 144A Security - certain conditions for public sale may exist.
(c) - The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
GDR - Global Depositary Receipt

4    The accompanying notes are an integral part of the financial statements

                                         THE UNIVERSAL INSTITUTIONAL FUNDS. INC.
                                         GLOBAL VALUE EQUITY PORTFOLIO

                                         FINANCIAL STATEMENTS
                                         DECEMBER 31, 2001

Statement of Net Assets (cont'd)

================================================================================
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Portfolio had the following foreign currency exchange contract(s) open at period end:

  CURRENCY TO                                                                          NET UNREALIZED
    DELIVER            VALUE              SETTLEMENT   IN EXCHANGE FOR      VALUE           GAIN
    (000)              (000)                 DATE          (000)            (000)           (000)
------------------------------------------------------------------------------------------------------
US $        11     $           11           1/02/02    GBP           8    $     11     $           --@
JPY    350,000              2,667           3/08/02    US$       2,825       2,825                 158
======================================================================================================
                   $        2,678                                         $  2,836     $           158
======================================================================================================

                    SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
                       CLASSIFICATION -- DECEMBER 31, 2001

                                                          PERCENT
                                                 VALUE     OF NET
INDUSTRY                                         (000)     ASSETS
-------------------------------------------------------------------
Aerospace & Defense                           $   3,977         5.6%
Auto Components                                     361         0.5
Banks                                             3,869         5.5
Beverages                                         2,929         4.2
Building Products                                   333         0.5
Chemicals                                         2,571         3.6
Commercial Services & Supplies                    1,025         1.4
Communications Equipment                            646         0.9
Computers & Peripherals                             600         0.8
Construction Materials                              797         1.1
Diversified Financials                            3,705         5.3
Diversified Telecommunication Services            4,522         6.4
Electric Utilities                                  711         1.0
Electrical Equipment                                534         0.8
Electronic Equipment & Instruments                  343         0.5
Food & Drug Retailing                             1,928         2.7
Food Products                                     4,085         5.8
Gas Utilities                                       685         1.0
Hotels Restaurants & Leisure                        812         1.2
Household Durables                                1,275         1.8
Household Products                                1,008         1.4
Insurance                                         3,898         5.5
Internet & Catalog Retail                           470         0.7
Leisure Equipment & Products                        746         1.1
Machinery                                           716         1.0
Media                                             4,301         6.1
Metals & Mining                                     819         1.2
Multiline Retail                                  1,179         1.7
Office Electronics                                  753         1.1
Oil & Gas                                         3,867         5.5
Paper & Forest Products                           1,466         2.1
Pharmaceuticals                                   6,153         8.7
Real Estate                                         512         0.7
Semiconductor Equipment & Products                  852         1.2
Software                                            707         1.0
Specialty Retail                                    131         0.2
Textiles & Apparel                                  419         0.6
Tobacco                                           1,894         2.7
Transportation Infrastructure                       327         0.5
Wireless Telecommunication Services                 722         1.0
Other                                             3,944         5.6
-------------------------------------------------------------------
                                              $  70,592       100.2%
===================================================================

     The accompanying notes are an integral part of the financial statements   5

                                                                                         YEAR ENDED
                                                                                  DECEMBER 31, 2001
Statement of Operations                                                                       (000)
===================================================================================================
INVESTMENT INCOME:
  Dividends (net of $77 foreign taxes withheld)                                           $   1,144
  Interest                                                                                      172
---------------------------------------------------------------------------------------------------
    Total Income                                                                              1,316
---------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                                                                      523
  Less: Fees Waived                                                                             (80)
                                                                                          ----------
  Net Investment Advisory Fees                                                                  443
  Administrative Fees                                                                           170
  Shareholder Reporting                                                                          68
  Custodian Fees                                                                                 40
  Professional Fees                                                                              27
  Directors' Fees and Expenses                                                                    2
  Other                                                                                           7
---------------------------------------------------------------------------------------------------
    Net Expenses                                                                                757
---------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                           559
---------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
  Investments Sold                                                                             (524)
  Foreign Currency Transactions                                                                 306
---------------------------------------------------------------------------------------------------
    Net Realized Loss                                                                          (218)
---------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                                                (5,385)
  Foreign Currency Translations                                                                 149
---------------------------------------------------------------------------------------------------
    Change in unrealized appreciation/depreciation                                           (5,236)
---------------------------------------------------------------------------------------------------
  NET REALIZED LOSS AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION                       (5,454)
---------------------------------------------------------------------------------------------------
    NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $  (4,895)
===================================================================================================

                                                                                           YEAR ENDED             YEAR ENDED
                                                                                    DECEMBER 31, 2001      DECEMBER 31, 2000
Statement of Changes in Net Assets                                                              (000)                  (000)
============================================================================================================================
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                                   $       559             $      670
  Net Realized Gain (Loss)                                                                       (218)                 3,043
  Change in Unrealized Appreciation/Depreciation                                               (5,236)                 1,885
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations                            (4,895)                 5,598
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  Net Investment Income                                                                          (750)                (1,089)
  In Excess of Net Investment Income                                                               --                     --
  Net Realized Gain                                                                                --                 (3,222)
  In Excess of Net Realized Gain                                                                   --                   (269)
----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                                          (750)                (4,580)
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscriptions                                                                                35,803                 25,907
  Distributions Reinvested                                                                        750                  4,580
  Redemptions                                                                                 (18,150)               (22,732)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from Capital Share Transactions                       18,403                  7,755
----------------------------------------------------------------------------------------------------------------------------
  Total Increase in Net Assets                                                                 12,758                  8,773
NET ASSETS:
  Beginning of Period                                                                          57,664                 48,891
----------------------------------------------------------------------------------------------------------------------------
  End of Period (including undistributed net investment income of $115 in 2001)           $    70,422             $   57,664
----------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
----------------------------------------------------------------------------------------------------------------------------
    Shares Subscribed                                                                           2,839                  1,985
    Shares Issued on Distributions Reinvested                                                      62                    348
    Shares Redeemed                                                                            (1,468)                (1,757)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase in Capital Shares Outstanding                                                  1,433                    576
============================================================================================================================

6    The accompanying notes are an integral part of the financial statements

                                         THE UNIVERSAL INSTITUTIONAL FUNDS. INC.
                                         FINANCIAL HIGHLIGHTS

                                         GLOBAL VALUE EQUITY PORTFOLIO

   Financial Highlights
   Selected Per Share Data and Ratios

                                                                         YEAR ENDED DECEMBER 31,                      PERIOD FROM
                                                              ============================================        JANUARY 2, 1997*
                                                                  2001          2000        1999      1998   TO DECEMBER 31, 1997
   ===============================================================================================================================
   NET ASSET VALUE, BEGINNING OF PERIOD                       $  13.19       $ 12.88    $  13.14   $ 11.74           $  10.00
   -------------------------------------------------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS
     Net Investment Income                                        0.10          0.18        0.14      0.10               0.08
     Net Realized and Unrealized Gain (Loss)                     (1.03)         1.27        0.38      1.48               1.92
   -------------------------------------------------------------------------------------------------------------------------------
        Total from Investment Operations                         (0.93)         1.45        0.52      1.58               2.00
   ===============================================================================================================================
   DISTRIBUTIONS
     Net Investment Income                                       (0.13)        (0.27)      (0.14)    (0.09)             (0.08)
     In Excess of Net Investment Income                             --            --       (0.02)       --                 --
     Net Realized Gain                                              --         (0.80)      (0.62)    (0.09)             (0.18)
     In Excess of Net Realized Gain                                 --         (0.07)         --        --                 --
   -------------------------------------------------------------------------------------------------------------------------------
        Total Distributions                                      (0.13)        (1.14)      (0.78)    (0.18)             (0.26)
   -------------------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                             $  12.13       $ 13.19    $  12.88   $ 13.14           $  11.74
   ===============================================================================================================================
   TOTAL RETURN                                                  (7.04)%       11.46%       4.10%    13.47%             20.04%++
   ===============================================================================================================================
   RATIOS AND SUPPLEMENTAL DATA:
   Net Assets, End of Period (000's)                          $ 70,422       $57,664    $ 48,891   $43,553           $ 14,707
   Ratio of Expenses to Average Net Assets                        1.15%         1.15%       1.15%     1.15%              1.15%**
   Ratio of Net Investment Income to Average Net Assets           0.87%         1.35%       1.10%     1.03%              1.24%**
   Portfolio Turnover Rate                                          35%           58%         40%       22%                20%
   -------------------------------------------------------------------------------------------------------------------------------
   Effect of Voluntary Expense Limitation During the Period:
        Per Share Benefit to Net Investment Income            $   0.02       $  0.04    $   0.04    $ 0.04          $    0.09
   Ratios Before Expense Limitation:
        Expenses to Average Net Assets                            1.28%         1.43%       1.48%     1.63%              2.43%**
        Net Investment Income (Loss) to Average Net Assets        0.74%         1.07%       0.77%     0.56%             (0.04)%**
   -------------------------------------------------------------------------------------------------------------------------------

*  Commencement of operations
** Annualized
++ Not annualized

     The accompanying notes are an integral part of the financial statements   7

Notes to Financial Statements

The Universal Institutional Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940,as amended, as an openend management investment company. The Fund is comprised of fourteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Global Value Equity Portfolio (formerly Global Equity Portfolio). The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

   Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The
   Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

   - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

   - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

   Although the net assets of the Fund are presented at the prevailing rates of exchange on the dates of such transactions.

   Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations

                                         THE UNIVERSAL INSTITUTIONAL FUNDS. INC.

                                         ANNUAL REPORT - DECEMBER 31, 2001

Notes to Financial Statements (cont'd)

   arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

   Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected as unrealized gains (losses) on Foreign Currency Translations on the Statement of Operations.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

   5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

   6. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-dividend date.

   The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, and the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

   Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed (distributions in excess of) net investment income, accumulated net realized gain (loss) and paid-in capital.

   Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

   Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                             FROM $500
                          FIRST $500        MILLION TO        MORE THAN
PORTFOLIO                    MILLION        $1 BILLION       $1 BILLION
-------------------------------------------------------------------------
Global Value Equity             0.80%             0.75%            0.70%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.15%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. Certain employees of JPMIS are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: The Fund, along with an affiliated open-end fund (collectively, the "Funds"), maintained a 364 day Credit Agreement (the "Agreement") with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds were provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds paid a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately
$150,000. The commitment fee and the arrangement fee were allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs were further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the year ended December 31, 2001, there were no amounts drawn down on the Facility. The Agreement expired on December 31, 2001. At December 31, 2001, the Fund did not expect to renew the Agreement.

F. OTHER: At December 31, 2001, cost and gross unrealized appreciation and (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio (excluding foreign currency if applicable) were:

    COST     APPRECIATION     DEPRECIATION       NET DEPRECIATION
   (000)            (000)            (000)                  (000)
------------------------------------------------------------------
$ 72,561          $ 3,747        $ (5,719)               $ (1,972)

For the year ended December 31, 2001, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $43,316,000 and $21,748,000, respectively. There were no purchases and sales of U.S. Government securities for the year ended December 31, 2001. During the year ended December 31, 2001, the portfolio incurred $2,205 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker dealer.

At December 31, 2001, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $618,000, all of which will expire on December 31, 2009.To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS. INC.

                                         ANNUAL REPORT - DECEMBER 31, 2001

Notes to Financial Statements (cont'd)

The realized gain distribution amount shown in the Statement of Changes in Net Assets for the year ended December 31, 2000 includes short-term realized gains which are treated as ordinary income for tax purposes of $170,000.

At December 31, 2001, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

G. SUPPLEMENTAL PROXY INFORMATION (UNAUDITED):

On October 11, 2001, a special meeting of the shareholders of the Fund was held. The following is a summary of the proposal presented and the total number of shares voted:

PROPOSAL:
1. To elect the following Directors:

                                VOTES IN            VOTES
                                FAVOR OF           AGAINST
                                --------           -------
John D. Barrett II             155,414,985       2,762,501
Barton M. Biggs                155,288,247       2,889,239
Thomas P. Gerrity              155,538,892       2,638,594
Gerard E. Jones                155,459,928       2,717,558
Joseph J. Kearns               155,546,582       2,630,904
Vincent R. McLean              155,491,072       2,686,414
C. Oscar Morong, Jr.           155,490,890       2,686,596
William G. Morton, Jr.         155,511,886       2,665,600
Michael Nugent                 155,357,868       2,819,618
Fergus Reid                    155,382,427       2,795,059
Ronald E. Robison              155,456,858       2,720,628

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Directors of The Universal Institutional Funds, Inc.-
Global Value Equity Portfolio

We have audited the accompanying statement of net assets of the Global Value Equity Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1999 and for the period from January 2, 1997 (commencement of operations) to December 31, 1997 were audited by other auditors whose report, dated February 11, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Global Value Equity Portfolio of The Universal Institutional Funds, Inc. at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 11, 2002

                                         THE UNIVERSAL INSTITUTIONAL FUNDS. INC.

                                         OVERVIEW

Federal Tax Information (Unaudited)

For the year ended December 31, 2001, the percentage of distributions taxable as ordinary income for the Portfolio, as reported on Form 1099-DIV, that qualify for the dividends received deduction for corporations is 51.06%.

Director and Officer Information (Unaudited)

Independent Directors:

                                                                                                     Number of
                                             Term of                                                 Portfolios in
                                             Office and                                              Fund
                                Position(s)  Length of                                               Complex
Name, Age and Address of        Held with    Time         Principal Occupation(s) During Past        Overseen by
Director                        Registrant   Served*                     5 Years                     Director**
-------------------------       ----------   ----------   -----------------------------------        -------------
John D. Barrett II (66)         Director     Director     Chairman and Director of Barrett           78
565 Fifth Avenue                             since        Associates, Inc. (investment
New York, NY 10017                           1996         counseling).

Thomas P. Gerrity (60)          Director     Director     Professor of Management, formerly Dean,    78
219 Grays Lane                               since        Wharton School of Business, University of
Haverford, PA 19041                          2001         Pennsylvania; formerly Director, IKON
                                                          Office Solutions, Inc., Fiserv, Digital
                                                          Equipment Corporation, Investor Force
                                                          Holdings, Inc. and Union Carbide
                                                          Corporation.

Gerard E. Jones (65)            Director     Director     Of Counsel, Shipman & Goodwin, LLP (law    78
Shipman & Goodwin, LLP                       since        firm).
43 Arch Street                               1996
Greenwich, CT 06830

Joseph J. Kearns (59)           Director     Director     Investment consultant; formerly CFO of     78
6287 Via Escondido                           since        The J. Paul Getty Trust.
Malibu, CA 90265                             2001

Vincent R. McLean (70)          Director     Director     Formerly Executive Vice President, Chief   78
702 Shackamaxon Drive                        since        Financial Officer, Director and Member of
Westfield, NJ 07090                          2001         the Executive Committee of Sperry
                                                          Corporation (now part
                                                          of Unisys Corporation).

C. Oscar Morong, Jr. (66)       Director     Director     Managing Director, Morong Capital          78
1385 Outlook Drive West                      since        Management; formerly Senior Vice
Mountainside, NJ 07092                       2001         President and Investment Manager for
                                                          CREF, TIAA-CREF Investment Management,
                                                          Inc. (investment management); formerly
                                                          Director, The Indonesia Fund (mutual
                                                          fund).

William G. Morton, Jr. (64)     Director     Director     Chairman Emeritus and former Chief         78
100 Franklin Street                          since        Executive Officer of Boston Stock
Boston, MA 02110                             2000         Exchange.

Michael Nugent (65)             Director     Director     General Partner, Triumph Capital, L.P.     207
c/o Triumph Capital, L.P.                    since        (private investment partnership); formerly,
237 Park Avenue                              2001         Vice President, Bankers Trust Company
New York, NY 10017                                        and BT Capital Corporation.

Fergus Reid (69)                Director     Director     Chairman and Chief Executive Officer of    78
85 Charles Colman Blvd.                      since        Lumelite Plastics Corporation.
Pawling, NY 12564                            1996

Name, Age and Address of         Other Directorships Held by
Director                         Director
-------------------------        --------------------------
John D. Barrett II (66)          Director of the Ashforth Company
565 Fifth Avenue                 (real estate).
New York, NY 10017

Thomas P. Gerrity (60)           Director, ICG Commerce, Inc.;
219 Grays Lane                   Sunoco; Fannie Mae; Reliance
Haverford, PA 19041              Group Holdings, Inc., CVS
                                 Corporation and Knight-Ridder,
                                 Inc.

Gerard E. Jones (65)             Director of Tractor Supply
Shipman & Goodwin, LLP           Company, Tiffany Foundation,
43 Arch Street                   and Fairfield County Foundation.
Greenwich, CT 06830

Joseph J. Kearns (59)            Director, Electro Rent Corporation
6287 Via Escondido               and The Ford Family
Malibu, CA 90265                 Foundation.

Vincent R. McLean (70)           Director, Banner Life Insurance
702 Shackamaxon Drive            Co.; William Penn Life Insurance
Westfield, NJ 07090              Company of New York.

C. Oscar Morong, Jr. (66)        Trustee and Chairman of the
1385 Outlook Drive West          mutual funds in the Smith
Mountainside, NJ 07092           Barney/CitiFunds fund complex;
                                 Director, Ministers and
                                 Missionaries Benefit Board of
                                 American Baptist Churches.

William G. Morton, Jr. (64)      Director of Radio Shack
100 Franklin Street              Corporation (electronics).
Boston, MA 02110

Michael Nugent (65)              Director of various business
c/o Triumph Capital, L.P.        organizations; Chairman of the
237 Park Avenue                  Insurance Committee and
New York, NY 10017               Director or Trustee of the retail
                                 families of funds advised by
                                 Morgan Stanley Investment
                                 Advisors Inc.

Fergus Reid (69)                 Trustee and Director of
85 Charles Colman Blvd.          approximately 30 investment
Pawling, NY 12564                companies in the JPMorgan
                                 Funds complex managed
                                 by JPMorgan Investment
                                 Management Inc.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS. INC.

                                         OVERVIEW

Director and Officer Information (Cont'd)

Interested Directors:

                                                                                                              Number of
                                                                                                              Portfolios
                                                   Term of                                                    in
                                                   Office and                                                 Fund
                                 Position(s)       Length of                                                  Complex
Name, Age and Address of         Held with         Time            Principal Occupation(s) During Past 5      Overseen by
Director                         Registrant        Served*                           Years                    Director**
---------------------------      ------------      ----------      -------------------------------------      -----------
Barton M. Biggs (69)             Chairman          Chairman        Chairman, Director and Managing Director   78
1221 Avenue of the Americas      and Director      and             of Morgan Stanley Investment Management
New York, NY 10020                                 Director        Inc. and Chairman and Director of Morgan
                                                   since           Stanley Investment Management Limited;
                                                   1996            Managing Director of Morgan Stanley & Co.
                                                                   Incorporated; Director and Chairman of the
                                                                   Board of various U.S. registered
                                                                   companies managed by Morgan Stanley
                                                                   Investment Management Inc.

Ronald E. Robison (63)           President         President       President and Trustee; Chief Operations    78
1221 Avenue of the Americas      and Director      since           Officer and Managing Director of Morgan
New York, NY 10020                                 2001 and        Stanley Investment Management Inc.;
                                                   Director        Managing Director of Morgan Stanley & Co.
                                                   since           Incorporated; formerly, Managing Director
                                                   2001            and Chief Operating Officer of TCW
                                                                   Investment Management Company;
                                                                   Director, Chief Administrative Officer and
                                                                   President of various funds in the Fund
                                                                   Complex.

Name, Age and Address of          Other Directorships Held by
Director                          Director
---------------------------       ------------------------------
Barton M. Biggs (69)              Member of the Yale Development
1221 Avenue of the Americas       Board
New York, NY 10020


Ronald E. Robison (63)
1221 Avenue of the Americas
New York, NY 10020

----------
* Each Director serves an indefinite term, until his or her successor is elected.

** The Fund Complex includes all funds advised by Morgan Stanley Investment Managment Inc. and any funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Managment Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

Additonal information about the Fund's Directors can be found in the Fund's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1-800-281-2715.You may also retrieve this information on-line at the Securities and Exchange Commission's web site a "http://www.sec.gov". To aid you in obtaining this information on-line, the Fund's Central Index Key (CIK) number is 1011378 and the SAI is found within form type 485BPOS.

Officers:
                                             Position(s)     Term of Office
                                             Held with       and Length of
Name, Age and Address of Executive Officer   Registrant      Time Served*
------------------------------------------   -----------     ---------------
Ronald E. Robison (63)                       President       President since
Morgan Stanley Investment Management Inc.    and Director    2001
1221 Avenue of the Americas
New York, NY 10020

Stefanie V. Chang (35)                       Vice            Vice President
Morgan Stanley Investment Management Inc.    President       since 1997
1221 Avenue of the Americas
New York, NY 10020

Lorraine Truten (40)                         Vice            Vice President
Morgan Stanley Investment Management Inc.    President       since 2001
1221 Avenue of the Americas
New York, NY 10020

Mary E. Mullin (34)                          Secretary       Secretary since
Morgan Stanley Investment Management Inc.                    1999
1221 Avenue of the Americas
New York, NY 10020

James A. Gallo (37)                          Treasurer       Treasurer since
Morgan Stanley Investment Management Inc.                    2001
1221 Avenue of the Americas
New York, NY 10020

Belinda A. Brady (34)                        Assistant       Assistant
J.P. Morgan Investor Service Co.             Treasurer       Treasurer since
73 Tremont Street                                            2001
Boston, MA 02108-3913

Name, Age and Address of Executive Officer   Principal Occupation(s) During Past 5 Years
------------------------------------------   ----------------------------------------------------------------
Ronald E. Robison (63)                       Chief Global Operations Officer and Managing Director of Morgan Stanley
Morgan Stanley Investment Management Inc.    Investment Management Inc.; Director and President of various U.S.
1221 Avenue of the Americas                  registered investment companies managed by Morgan Stanley
New York, NY 10020                           Investment Management Inc.; Previously, Managing Director and Chief
                                             Operating Officer of TCW Investment Management Company.

Stefanie V. Chang (35)                       Executive Director of Morgan Stanley & Co. Incorporated and Morgan
Morgan Stanley Investment Management Inc.    Stanley Investment Management Inc.; formerly, practiced law with the
1221 Avenue of the Americas                  New York law firm of Rogers & Wells (now Clifford Chance Rogers & Wells
New York, NY 10020                           LLP); Vice President of certain funds in the Fund Complex.

Lorraine Truten (40)                         Executive Director of Morgan Stanley Investment Management Inc.; Head
Morgan Stanley Investment Management Inc.    of Global Client Services, Morgan Stanley Investment Management Inc.;
1221 Avenue of the Americas                  President, Morgan Stanley Fund Distribution, Inc. formerly, President of
New York, NY 10020                           Morgan Stanley Institutional Fund Trust; Vice President of certain funds in the Fund Complex.

Mary E. Mullin (34)                          Vice President of Morgan Stanley & Co. Incorporated and Morgan Stanley
Morgan Stanley Investment Management Inc.    Investment Management Inc.; formerly, practiced law with the New York
1221 Avenue of the Americas                  law firms of McDermott, Will & Emery and Skadden, Arps, Slate, Meagher
New York, NY 10020                           & Flom LLP; Secretary of certain funds in the Fund Complex.

James A. Gallo (37)                          Executive Director of Morgan Stanley Investment Management Inc.;
Morgan Stanley Investment Management Inc.    Treasurer of certain funds in the Fund Complex; formerly Director of Fund
1221 Avenue of the Americas                  Accounting at PFPC, Inc.
New York, NY 10020

Belinda A. Brady (34)                        Fund Administration Senior Manager, J.P. Morgan Investor Services Co.
J.P. Morgan Investor Service Co.             (formerly, Chase Global Funds Services Company); formerly Senior
73 Tremont Street                            Auditor at Price Waterhouse LLP (now PricewaterhouseCoopers LLP);
Boston, MA 02108-3913                        Assistant Treasurer of certain funds in the Fund Complex.

----------
* Each Officer serves an indefinite term, until his or her successor is elected.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         ANNUAL REPORT - DECEMBER 31, 2001

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

Morgan Stanley Investments LP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Mayer, Brown & Platt LLP
1675 Broadway
New York, New York 10019-5820

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

This report is authorized for distribution only when preceded or accompanied by the prospectus of The Universal Institutional Funds, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         ANNUAL REPORT--DECEMBER 31, 2001
[MORGAN STANLEY LOGO]

High Yield Portfolio

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         ANNUAL REPORT--DECEMBER 31, 2001

High Yield Portfolio

[CHART OF COMPOSITION OF NET ASSETS]

COMPOSITION OF NET ASSETS

---------------------------------------------
Cable                                  13.1%
Wireless                                7.9
Telecommunications                      6.9
Gaming                                  5.6
Energy                                  5.5
Other                                  61.0
---------------------------------------------

TOP FIVE HOLDINGS

                                                                     PERCENT OF
ISSUE                                            INDUSTRY            NET ASSETS
-------------------------------------------------------------------------------
Nextel Communications, Inc.
  10.65%, 9/15/07                                Wireless                   2.1%
British Sky Broadcasting Group plc,
  8.20%, 7/15/09                                 Cable                      1.8
Husky Oil Ltd.,
  8.90%, 8/15/28                                 Energy                     1.5
Smithfield Foods, Inc.,
  7.625%, 2/15/08                                Food/Tobacco               1.4
Chesapeake Energy Corp.
  8.125%, 4/1/11                                 Energy                     1.4

PERFORMANCE COMPARED TO THE CS FIRST BOSTON HIGH YIELD INDEX


                                                 TOTAL RETURNS(2)
                                      -----------------------------------------
                                          ONE                    AVERAGE ANNUAL
                                         YEAR                SINCE INCEPTION(3)
-------------------------------------------------------------------------------
Portfolio                                -4.61%                            1.68%
Index(1)                                  5.80                             3.32

----------
(1) The CS First Boston High Yield Index is an unmanaged index of high yield corporate bonds.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on January 2, 1997.

[CHART OF COMPARISON OF THE CHANGE IN VALUE OF A  $10,000 INVESTMENT]

                                                       HIGH YIELD             CS FIRST BOSTON
                                                        PORTFOLIO               HIGH YIELD
                                                                                   INDEX
                                                       ----------             ---------------
1/2/1997*                                               $10,000                   $10,000
12/31/1997                                              $11,353                   $11,265
12/31/1998                                              $16,802                   $11,330
12/31/1999                                              $12,744                   $11,702
12/31/2000                                              $11,394                   $11,092
12/31/2001                                              $10,869                   $11,772

* Commenced operations on January 2, 1997.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Yields will fluctuate as market conditions change.

The High Yield Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield securities. High yield securities are rated below investment grade and are commonly referred to as "junk bonds". The Portfolio's average weighted maturity will ordinarily exceed five years. High yield fixed income securities are considered speculative, involve greater risk of default and tend to be more volatile than investment grade fixed income securities.

For the year ended December 31, 2001, the Portfolio had a total return of -4.61% compared to 5.80% for the CS First Boston High Yield Index (the "Index"). The Portfolio's 30-day SEC yield at December 31, 2001, was 9.97%.

MARKET REVIEW

The high-yield market was quite volatile in 2001. The year brought with it one of the best months and worst months in the asset class' history: January, in which the broad high-yield indices had total returns of nearly 6%, and September, in which these same indices posted total returns of nearly -6%.

For most of 2001, the market was plagued by concerns regarding the slumping economy and the telecom sector, as well as by rising default rates. Despite this challenging environment, the high-yield indices still managed to post positive returns for 2001.

Our unfavorable relative performance versus the Index was due largely to our overweight to fixed-line telecom issues, as this sector was down by more than 40% for the year. This sector was hit hard by a large number of defaults, lower revenue growth, and cash-flow problems. Other areas that hurt performance were our security selection in the transportation sector and our overweight in the cable sector. Not all of the news was bad, however. On the positive side, we had good security selection in the finance, retail, and forest products sectors. In addition, our overweight to the health care sector added to results as that sector was one of the strongest performing sectors last year.

Although we made many security-specific changes to the Portfolio in 2001, the overall Portfolio structure remained relatively steady throughout the year and as we enter 2002. We maintain our higher-quality focus versus the Index, particularly in the more cyclical industries; we believe this will help us weather the current economic downturn. We continue to overweight cable and fixed-line telecom issues, along with minor overweights in forest products, housing, and wireless communications. We also remain underweight many of the basic industry groups, as many of the companies in this sector are smaller and less competitive and are more likely to perform poorly even as the current weak economic environment improves.

MARKET OUTLOOK

In terms of the market outlook, high-yield bonds are trading at a yield spread of 868 basis points over U.S. treasuries, which is historically wide. Our research into the relationship between yield spreads and likely defaults continues to support our view that high-yield bonds represent excellent value, making us optimistic about the future. In addition, we believe that the high degree of monetary and fiscal policy moves that have already been implemented will work to bring the economy back to more normal growth levels. Taken together, this should lead the high-yield market back on the path of strong returns in the future.

January 2002

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         HIGH YIELD PORTFOLIO

                                         FINANCIAL STATEMENTS
                                         DECEMBER 31, 2001

Statement of Net Assets

                                                         FACE
                                                       AMOUNT           VALUE
                                                        (000)           (000)
=============================================================================
FIXED INCOME SECURITIES (88.2%)
CABLE (13.1%)
 Adelphia Communications Corp.
   7.75%, 1/15/09                                      $  430          $  392
   8.38%, 2/1/08                                          525             486
   9.38%, 11/15/09                                        500             481
 British Sky Broadcasting Group plc
   6.875%, 2/23/09                                        170             163
   8.20%, 7/15/09                                         930             957
 Cablevision S.A
   13.75%, 5/1/09                                         165              33
 Callahan Nordrhein-Westfalen
   14.00%, 7/15/10                                        725             479
 Charter Communications Holdings
   10.25%, 1/15/10                                        500             512
 CSC Holdings, Inc.
   7.25%, 7/15/08                                         295             292
   7.875%, 12/15/07                                       400             412
 EchoStar DBS Corp.
   9.125%, 1/15/09                                        240(a)          241
   9.375%, 2/1/09                                         185             191
 NTL Communications Corp.
   9.875%, 11/15/09                                       125              33
   11.875%, 10/1/10                                       435             152
 NTL, Inc.
   0.00%, 4/1/08                                    GBP   800(b)          291
 ONO Finance plc
   13.00%, 5/1/09                                      $  145             110
   14.00%, 2/15/11                                        330(a)          260
 Pegasus Communications Corp., Series B
   9.625%, 10/15/05                                        70              63
   12.50%, 8/1/07                                          30              30
 RCN Corp.
   9.80%, 2/15/08                                         150(b)           41
   11.125%, 10/15/07                                    1,025(b)          302
 Satelites Mexicanos S.A., Series B
   10.13%, 11/1/04                                        510             289
 Telewest plc
   9.875%, 4/15/09                                  GBP   925(b)          578
 United Pan-Europe Communications NV
   10.875%, 8/1/09                                     $  505              66
-----------------------------------------------------------------------------
                                                                        6,854
=============================================================================
CHEMICALS (4.4%)
 Acetex Corp.
   10.875%, 8/1/09                                         90(a)           90
 Equistar Chemicals LP/Equistar Funding Corp.
   10.125%, 9/1/08                                        175             176
 Huntsman ICI Chemicals
   10.125%, 7/1/09                                        625             600
   10.125%, 7/1/09                                  EUR   250             198
 International Specialty Holdings, Inc.
   10.625%, 12/15/09                                   $  250          $  250
 ISP Chemco Inc.
   10.25%, 7/1/11                                         175(a)          183
 Lyondell Chemical Co.
   9.625%, 5/1/07                                         310             313
 Messer Griesheim GmbH
   10.375%, 6/1/11                                        295             275
 Millennium America, Inc.
   9.25%, 6/15/08                                          95              97
 OM Group, Inc.
   9.25%, 12/15/11                                        115(a)          117
-----------------------------------------------------------------------------
                                                                        2,299
=============================================================================
ENERGY (5.5%)
 BRL Universal Equipment
   8.875%, 2/15/08                                        270             281
 Chesapeake Energy Corp.
   8.125%, 4/1/11                                         750             727
 Hanover Equipment Trust 2001 A
   8.50%, 9/1/08                                           75(a)           78
 Hanover Equipment Trust 2001 B
   8.75%, 9/1/11                                           75(a)           78
 Husky Oil Ltd.
   8.90%, 8/15/28                                         775             783
 Pemex Project Funding Master Trust
   9.125%, 10/13/10                                       265             281
 Stone Energy Corp.
   8.25%, 12/15/11                                        175(a)          177
 Vintage Petroleum, Inc.
   7.875%, 5/15/11                                        135             132
   9.75%, 6/30/09                                         340             359
-----------------------------------------------------------------------------
                                                                        2,896
=============================================================================
FINANCIAL (4.4%)
 Aetna, Inc.
   7.875%, 3/1/11                                         570             561
 Anthem Insurance
   9.125%, 4/1/10                                         455(a)          489
 Golden State Holdings Escrow Corp.
   7.125%, 8/1/05                                         450             452
 Health Net, Inc.
   8.375%, 4/15/11                                        455             469
 iStar Financial, Inc.
   8.75%, 8/15/08                                         330             330
-----------------------------------------------------------------------------
                                                                        2,301
=============================================================================
FOOD/TOBACCO (2.0%)
 Michael Foods, Inc.
   11.75%, 4/1/11                                         275             297
 Smithfield Foods, Inc.
   7.625%, 2/15/08                                        775             759
-----------------------------------------------------------------------------
                                                                        1,056
=============================================================================

     The accompanying notes are an integral part of the financial statements   3


Statement of Nets Assets (cont'd)

                                                         FACE
                                                       AMOUNT           VALUE
                                                        (000)           (000)
=============================================================================
FOOD & DRUG (0.7%)
 CA FM Lease Trust
   8.50%, 7/15/17                                      $  378(a)       $  384
=============================================================================
FOREST PRODUCTS (5.4%)
 Indah Kiat Finance Mauritius
   10.00%, 7/1/07                                         950(c)          180
 Norampac, Inc.
   9.50%, 2/1/08                                          555             580
 Owens-Illinois, Inc.
   7.35%, 5/15/08                                         265             240
   7.50%, 5/15/10                                         645             577
 Pacifica Papers, Inc.
   10.00%, 3/15/09                                        475             511
 Pindo Deli Financial Mauritius
   10.75%, 10/1/07                                        300(c)           45
 Riverwood International Corp.
   10.875%, 4/1/08                                        140             142
 Tembec Industries, Inc.
   8.50%, 2/1/11                                          545             564
-----------------------------------------------------------------------------
                                                                        2,839
=============================================================================
GAMING (5.6%)
 Harrah's Operating Co., Inc.
   8.00%, 2/1/11                                          645             665
 Horseshoe Gaming Holding
   8.625%, 5/15/09                                        650             671
 International Game Technology
   8.375%, 5/15/09                                        500             526
 Park Place Entertainment
   8.50%, 11/15/06                                        215             223
   9.375%, 2/15/07                                        125             131
 Station Casinos, Inc.
   8.875%, 12/1/08                                        400             392
   9.75%, 4/15/07                                         300             305
-----------------------------------------------------------------------------
                                                                        2,913
=============================================================================
HEALTH CARE (3.8%)
 AmerisourceBergen Corp.
   8.125%, 9/1/08                                          80              82
 Fresenius Medical Capital Trust II
   7.875%, 2/1/08                                         640             642
 Fresenius Medical Capital Trust IV
   7.875%, 6/15/11                                        125             124
 HCA, Inc.
   6.91%, 6/15/05                                         450             463
   7.69%, 6/15/25                                         115             112
   8.13%, 8/4/03                                          100             106
   8.75%, 9/1/10                                          220             238
 Omnicare, Inc. Series B
   8.125%, 3/15/11                                        235             243
-----------------------------------------------------------------------------
                                                                        2,010
=============================================================================
HOTELS & LODGING (1.4%)
 Hilton Hotels Corp.
   7.95%, 4/15/07                                      $  225          $  224
 HMH Properties, Series A
   7.875%, 8/1/05                                         515             489
 HMH Properties, Series B
   7.875%, 8/1/08                                          35              32
-----------------------------------------------------------------------------
                                                                          745
=============================================================================
HOUSING (4.8%)
 Beazer Homes USA, Inc.
   8.625%, 5/15/11                                        380             392
 Centex Corp.
   7.875%, 2/1/11                                         550             560
 D. R. Horton, Inc.
   8.00%, 2/1/09                                          245             243
 Louisana-Pacific Corp.
   8.875%, 8/15/10                                        100              97
   10.875%, 11/15/08                                      305             293
 Schuler Homes, Inc.
   9.375%, 7/15/09                                        355(a)          367
   10.50%, 7/15/11                                         25(a)           26
 Toll Brothers, Inc.
   8.25%, 2/1/11                                          550             545
-----------------------------------------------------------------------------
                                                                        2,523
=============================================================================
INFORMATION TECHNOLOGY (0.6%)
 Corning, Inc., Zero Coupon
   0.00%, 11/8/15                                         155              80
 Fairchild Semiconductor Corp.
   10.50%, 2/1/09                                         150             159
 Flextronics International Ltd.
   9.875%, 7/1/10                                          55              58
-----------------------------------------------------------------------------
                                                                          297
=============================================================================
MANUFACTURING (1.6%)
 Case Corp., Series B
   6.25%, 12/1/03                                         135             126
 Case Credit Corp.
   6.125%, 2/15/03                                        150             141
 Flowserve Corp.
   12.25%, 8/15/10                                        315             351
 Manitowoc Co., Inc. (The)
   10.375%, 5/15/11                                 EUR   220             198
-----------------------------------------------------------------------------
                                                                          816
=============================================================================
MEDIA - DIVERSIFIED MEDIA (3.8%)
 Alliance Atlantis Communications, Inc.
   13.00%, 12/15/09                                    $  475             513
 Belo Corp.
   8.00%, 11/1/08                                         130             133
 Hollinger Participation Trust
   12.125%, 11/15/10                                      275(a)          228
 Muzak LLC
   9.875%, 3/15/09                                        170             150

4    The accompanying notes are an integral part of the financial statements


                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         HIGH YIELD PORTFOLIO

                                         FINANCIAL STATEMENTS
                                         DECEMBER 31, 2001

Statement of Net Assets (cont'd)

                                                         FACE
                                                       AMOUNT           VALUE
                                                        (000)           (000)
=============================================================================
Media - Diversified Media (cont'd)
 Primedia, Inc.
   8.875%, 5/15/11                                     $  475          $  427
 Quebcor Media, Inc.
   11.125%, 7/15/11                                       425             454
   13.75%, 7/15/11                                        150(b)           91
-----------------------------------------------------------------------------
                                                                        1,996
=============================================================================
MEDIA - BROADCAST (3.2%)
 Nextmedia Operating, Inc.
   10.75%, 7/1/11                                         305(a)          315
 Radio One, Inc.
   8.875%, 7/1/11                                         180             186
 Salem Communications Holding Corp.
   9.00%, 7/1/11                                          340             351
 TV Azteca S.A. de C.V., Series B
   10.50%, 2/15/07                                        430             418
 XM Satellite Radio, Inc.
   14.00%, 3/15/10                                        150             119
 Young Broadcasting, Inc.
   10.00%, 3/1/11                                         335             312
-----------------------------------------------------------------------------
                                                                        1,701
=============================================================================
METALS (2.2%)
 Glencore Nickel Property Ltd.
   9.00%, 12/1/14                                         135              74
 Murrin Murrin Holdings Ltd.
   9.375%, 8/31/07                                        765             558
 National Steel Corp., Series D
   9.875%, 3/1/09                                         650             228
 Phelps Dodge
   8.75%, 6/1/11                                          275             269
 Republic Technology International
   13.75%, 7/15/09                                        315              21
-----------------------------------------------------------------------------
                                                                        1,150
=============================================================================
RETAIL (2.0%)
 DR Structured Finance
   93-K1 A1, 6.66%, 8/15/10                               189             126
   94-K1 A2, 8.375%, 8/15/15                              810             456
 HMV Media Group plc
   10.25%, 5/15/08                                        200             174
   10.875%, 5/15/08                                 GBP   210             281
-----------------------------------------------------------------------------
                                                                        1,037
=============================================================================
SERVICES (3.9%)
 Allied Waste North America
   8.875%, 4/1/08                                      $  475             489
 CB Richard Ellis Services, Inc.
   11.25%, 6/15/11                                        295             252
 Emcompass Services Corp.
   10.50%, 5/1/09                                         280             182
 Waste Management, Inc.
   7.00%, 10/15/06                                        285             293
   7.125%, 10/1/07                                     $  700          $  715
   7.125%, 12/15/17                                       125             119
-----------------------------------------------------------------------------
                                                                        2,050
=============================================================================
SOVEREIGN (2.2%)
 Federal Republic of Brazil, C Bond, PIK
   8.00%, 4/15/14                                         671             511
 Republic of Colombia
   9.75%, 4/23/09                                         305             312
 Republic of Philippines
   10.625%, 3/16/25                                       115             113
 United Mexican States
   8.375%, 1/14/11                                        205             212
-----------------------------------------------------------------------------
                                                                        1,148
=============================================================================
TELECOMMUNICATIONS (5.5%)
 Bayan Telecommunications
   13.50%, 7/15/06                                        450(a,c)         79
 Espirit Telecom Group
   11.00%, 6/15/08                                  EUR   307(c,d)          3
 Exodus Communications, Inc.
   11.625%, 7/15/10                                    $  715             129
 Focal Communications Corp.
   11.875%, 1/15/10                                       572             234
   0.00%, 2/15/08, Series B                                81(b)           23
 Global Crossing Holdings Ltd.
   8.70%, 8/1/07                                          675              61
   9.50%, 11/15/09                                        155              17
   9.625%, 5/15/08                                        385              44
 Globix Corp.
   12.50%, 2/1/10                                         705             141
 GT Group Telecom, Inc.
   0.00%, 2/1/10                                        1,155(b)          150
 Hermes Europe Railtel
   10.375%, 1/15/09                                       275(c)           25
   11.50%, 8/15/07                                        260(c)           23
 Hyperion Telecommunications, Inc.
   13.00%, 4/15/03                                        555(b)            5
 Intermedia Communications, Inc.
   8.60%, 6/1/08                                          135             139
   11.25%, 7/15/07                                        515(b)          521
 Maxcom Telecommunicaciones
   S.A. de CV, Series B
   13.75%, 4/1/07                                         400              80
 McLeodUSA, Inc.
   11.375%, 1/1/09                                        850             191
 Metromedia Fiber Network
   10.00%, 12/15/09                                       645             187
 Netia Holdings II B.V.
   10.25%, 11/1/07                                        175              28
   13.50%, 6/15/09                                  EUR   255              38

     The accompanying notes are an integral part of the financial statements   5


Statement of Nets Assets (cont'd)

                                                         FACE
                                                       AMOUNT           VALUE
                                                        (000)           (000)
=============================================================================
Telecommunications (cont'd)
 Primus Telecommunications Group, Inc.
   11.25%, 1/15/09                                     $  420          $   71
   12.75%, 10/15/09                                       175              30
 PSINET, Inc.
   10.00%, 2/15/05                                        825(c)           62
   11.00%, 8/1/09                                         200(c)           15
 Rhythms NetConnections, Inc.
   0.00%, 5/15/08                                         940(b,c)        113
   14.00%, 2/15/10                                        525(c)           42
 RSL Communications plc
   9.125%, 3/1/08                                         690(c)           28
   9.875%, 11/15/09                                        85(c)            3
   10.00%, 3/15/08                                        384(c)            8
   10.125%, 3/1/08                                        650(c)           23
   12.00%, 11/1/08                                         90(c)            4
   12.25%, 11/15/06                                       100(c)            4
 Tele1 Europe Holding B.V
   11.875%, 12/1/09                                 EUR   135(a)           40
   12.375%, 2/1/08                                     $  150              47
   13.00%, 5/15/09                                        385             116
 Viatel, Inc.
   0.00%, 4/15/08                                         715(c)            1
 Winstar Communications, Inc.
   14.75%, 4/15/10                                      3,640(c)            5
 XO Communications, Inc.
   0.00%, 4/15/08                                         660(b)           69
   10.75%, 11/15/08                                       325              39
   12.25%, 6/1/09                                         200(b)           16
-----------------------------------------------------------------------------
                                                                        2,854
=============================================================================
TRANSPORTATION (4.0%)
 Air Canada
   10.25%, 3/15/11                                        460             294
 Autonation, Inc.
   9.00%, 8/1/08                                          215(a)          219
 Collins & Aikman Corp.
   10.75%, 12/31/11                                       220(a)          221
   11.50%, 4/15/06                                         50              49
 Dana Corp.
   9.00%, 8/15/11                                         300(a)          279
   9.00%, 8/15/11                                         150(a)          123
 Ford Motor Co.
   7.45%, 7/16/31                                         355             325
 Ford Motor Credit Co.
   7.25%, 10/25/11                                        150             146
 General Motors Acceptance Corp.
   8.00%, 11/1/31                                         255             259
 Hayes Lemmerz International, Inc.
   8.25%, 12/15/08                                        700              31
   9.125%, 7/15/07                                        370              17
 TRW, Inc.
   7.625%, 3/15/06                                     $  115          $  118
-----------------------------------------------------------------------------
                                                                        2,081
=============================================================================
UTILITIES (1.9%)
 Calpine Corp.
   8.50%, 2/15/11                                         535             487
 CMS Energy Corp.
   7.50%, 1/15/09                                          35              34
 Mirant Americas Generation, Inc.
   8.30%, 5/1/11                                          295             273
 PG&E National Energy Group, Inc.
   10.375%, 5/16/11                                       210             221
-----------------------------------------------------------------------------
                                                                        1,015
=============================================================================
WIRELESS (6.2%)
 American Cellular Corp.
   9.50%, 10/15/09                                        425             412
 Centennial Communications Corp.
   10.75%, 12/15/08                                       580             487
 CTI Holdings S.A
   11.50%, 4/15/08                                        575(b)           58
 Dolphin Telecommunications plc
   0.00%, 6/1/08                                          370(b,c)         --@
   0.00%, 5/15/09                                         575(b,c)         --@
 Globalstar LP
   11.375%, 2/15/04                                       450(c)           32
 Grupo Iusacell S.A. de C.V.
   14.25%, 12/1/06                                        485             521
 Motient Corp, Series B
   12.25%, 4/1/08                                         505(c)          157
 Nextel Communications, Inc.,
   10.65%, 9/15/07                                      1,470(a)        1,125
 PTC International Finance B.V.
   10.75%, 7/1/07                                         150(b)          134
   11.25%, 12/1/09                                  EUR   375             339
-----------------------------------------------------------------------------
                                                                        3,265
=============================================================================
 TOTAL FIXED INCOME SECURITIES (COST $66,810)                          46,230
=============================================================================

                                                        SHARES
-----------------------------------------------------------------------------
COMMON STOCKS (0.2%)
TELEPHONE SERVICES (0.2%)
 Focal Communications Corp.                            147,599             90
 Song Networks Holding AB, ADR                           7,235              6
-----------------------------------------------------------------------------
 TOTAL COMMON STOCKS (COST $336)                                           96
=============================================================================
PREFERRED STOCKS (5.0%)
MEDIA - DIVERSIFIED MEDIA (0.1%)
 Primedia, Inc. 9.20%                                      735             36
 Primedia, Inc. 10.00%                                     540             26
-----------------------------------------------------------------------------
                                                                           62
=============================================================================

6    The accompanying notes are an integral part of the financial statements


                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         HIGH YIELD PORTFOLIO

                                         FINANCIAL STATEMENTS
                                         DECEMBER 31, 2001

Statement of Net Assets (cont'd)

                                                                        VALUE
                                                         SHARES          (000)
=============================================================================
MEDIA - BROADCAST (0.8%)
 Paxson Communications Corp.,
   PIK, 13.25%                                              43         $  368
 Paxson Communications Corp.,
   PIK, 9.75%                                                5(a)          45
-----------------------------------------------------------------------------
                                                                          413
=============================================================================
TELECOMMUNICATIONS (1.4%)
 Broadwing Communications, Inc.,
   12.50%                                                  763            484
 Intermedia Communications, Inc.,
   PIK, 13.50%                                             258            275
 XO Communications, Inc., 13.50%                           461             --@
 XO Communications, Inc., 14.00%                         5,455              1
-----------------------------------------------------------------------------
                                                                          760
=============================================================================
UTILITIES (1.1%)
 TNP Enterprises, Inc. Series D,
   PIK, 14.50%                                             544            595
-----------------------------------------------------------------------------
WIRELESS (1.6%)
 Dobson Communications PIK, 13.00%                         570            556
 Nextel Communications, Inc., 13.00%                       461            261
-----------------------------------------------------------------------------
                                                                          817
=============================================================================
 TOTAL PREFERRED STOCKS (COST $3,027)                                   2,647
=============================================================================

                                                        NO. OF
                                                      WARRANTS
=============================================================================
WARRANTS (0.1%)
CABLE (0.0%)
 ONO Finance plc, expiring 2/15/11                         330(d)           2
-----------------------------------------------------------------------------
MEDIA - BROADCAST (0.0%)
 Paxson Communications Corp.,
   expiring 6/30/03                                      1,280(a,d)        --@
 XM Satellite Radio, Inc., expiring
   3/15/10                                                 300(d)           1
-----------------------------------------------------------------------------
                                                                            1
=============================================================================
METALS (0.0%)
 Republic Technology International,
   expiring 7/15/09                                      3,150(a,c,d)      --@
-----------------------------------------------------------------------------
TELECOMMUNICATIONS (0.0%)
 GT Group Telecom, Inc., expiring
   2/01/10                                              11,550(a,d)         6
 Maxcom Telecommunicaciones
   S.A. de CV, expiring 4/01/07                          4,000(d)          --@
-----------------------------------------------------------------------------
                                                                            6
=============================================================================
UTILITIES (0.0%)
 SW Acquisition, expiring 4/01/11                          450(a,d)        13
-----------------------------------------------------------------------------
WIRELESS (0.1%)
 Globalstar LP., expiring 2/15/04                          200(d)          --@
 Motient Corp., expiring 4/01/08                         2,400(a,d)        --@
 Occidente y Caribe Cellular,
   expiring 3/15/04                                      3,605(a,d)        36
-----------------------------------------------------------------------------
                                                                           36
=============================================================================
 TOTAL WARRANTS (COST $67)                                                 58
=============================================================================

                                                          FACE
                                                        AMOUNT          VALUE
                                                         (000)          (000)
=============================================================================
SHORT - TERM INVESTMENTS (4.2%)
REPURCHASE AGREEMENT (4.0%)
 J.P. Morgan Securities Inc., 1.65%,
   dated 12/31/01, due 1/02/02                         $ 2,077(e)     $ 2,077
-----------------------------------------------------------------------------
U.S. TREASURY SECURITIES (0.2%)
 U.S. Treasury Bill, 1/17/02                               100            100
-----------------------------------------------------------------------------
 TOTAL SHORT - TERM INVESTMENTS (COST $2,177)                           2,177
=============================================================================
TOTAL INVESTMENTS (97.7%) (COST $72,417)                               51,208
=============================================================================

                                                        AMOUNT
                                                         (000)
=============================================================================
OTHER ASSETS (2.7%)
 Cash                                                  $    11
 Interest Receivable                                     1,392
 Net Unrealized Gain on Foreign Currency
   Exchange Contracts                                       17
 Foreign Withholding Tax Reclaim
   Receivable                                                5
 Due From Broker                                             4
 Receivable for Portfolio Shares Sold                        1
 Other                                                       1          1,431
=============================================================================
LIABILITIES (-0.4%)
 Investment Advisory Fees Payable                         (118)
 Payable for Investments Purchased                         (24)
 Shareholder Reporting Expense Payable                     (22)
 Payable for Portfolio Shares Redeemed                     (16)
 Administrative Fees Payable                               (14)
 Custodian Fees Payable                                     (5)
 Professional Fees Payable                                  (3)
 Directors' Fees and Expenses Payable                       (2)
 Other Liabilities                                         (13)          (217)
=============================================================================
NET ASSETS (100%)                                                     $52,422
=============================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE

 Applicable to 7,789,817 outstanding $0.001 par value
   shares (authorized 500,000,000 shares)                             $  6.73
==============================================================================

     The accompanying notes are an integral part of the financial statements   7


Statement of Nets Assets (cont'd)

                                                                       AMOUNT
                                                                        (000)
=============================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                       $76,323
Distributions in Excess of Net Investment Income                          (85)
Accumulated Net Realized Loss                                          (2,622)
Unrealized Depreciation on Investments, Futures and
  Foreign Currency Translations                                       (21,194)
------------------------------------------------------------------------------
Net Assets                                                            $52,422
==============================================================================

(a)-- 144A Security - certain conditions for public sale may exist.
(b)-- Step Bond -- Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2001. Maturity date disclosed is the ultimate maturity date.
(c)-- Security is in default.
(d)-- Non-income producing security
(e)-- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
@ -- Value is less than $500.
ADR -- American Depositary Receipt
EUR -- Euro
GBP -- British Pound

FUTURES CONTRACTS:
  The Portfolio had the following futures contract(s) open at period end:

                                                                       NET
                                         NOTIONAL                   UNREALIZED
                            NUMBER OF     VALUE       EXPIRATION     (LOSS)
                            CONTRACTS     (000)         DATE          (000)
------------------------------------------------------------------------------
LONG:
 10 Year U.S
   Treasury Note                   5     $ 526         Mar-02          $(1)
==============================================================================

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Portfolio had the following foreign currency exchange contract(s) open at period end:

CURRENCY                                   IN                      NET
  TO                                    EXCHANGE               UNREALIZED
DELIVER        VALUE     SETTLEMENT       FOR          VALUE     GAIN
(000)          (000)        DATE         (000)         (000)     (000)
==============================================================================
EUR 465      $   413      1/31/02      US$  419     $    419    $   6
EUR 375          333      1/31/02      US$  338          338        5
GBP 685          993      2/11/02      US$  997          997        4
EUR 695          617      2/14/02      US$  619          619        2
GBP  50           72      2/14/02      US$   72           72       --@
GBP  90          130      2/11/02      US$  130          130       --@
------------------------------------------------------------------------------
             $ 2,558                                $  2,575    $  17
==============================================================================

8    The accompanying notes are an integral part of the financial statements

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         FINANCIAL STATEMENTS

                                         HIGH YIELD PORTFOLIO

                                                                    YEAR ENDED
                                                             DECEMBER 31, 2001
Statement of Operations                                                  (000)
=============================================================================
INVESTMENT INCOME:
 Interest                                                             $ 6,361
 Dividends                                                                 90
-----------------------------------------------------------------------------
   Total Income                                                         6,451
-----------------------------------------------------------------------------
EXPENSES:
 Investment Advisory Fees                                                 276
 Less: Fees Waived                                                        (16)
                                                                      -------
 Net Investment Advisory Fees                                             260
 Administrative Fees                                                      149
 Professional Fees                                                         22
 Custodian Fees                                                             9
 Directors' Fees and Expenses                                               2
 Other                                                                      5
-----------------------------------------------------------------------------
  Net Expenses                                                            447
-----------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   6,004
-----------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
 Investments Sold                                                      (1,209)
 Foreign Currency Transactions                                           (127)
 Futures Contracts                                                        106
-----------------------------------------------------------------------------
   Net Realized Loss                                                   (1,230)
-----------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
 Investments                                                           (7,648)
 Foreign Currency Translations                                            213
 Futures Contracts                                                        (60)
-----------------------------------------------------------------------------
   Change in Unrealized Appreciation/Depreciation                      (7,495)
-----------------------------------------------------------------------------
 NET REALIZED LOSS AND CHANGE IN UNREALIZED APPRECIATION
   /DEPRECIATION                                                       (8,725)
==============================================================================
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(2,721)
==============================================================================

                                                                       YEAR ENDED             YEAR ENDED
                                                                DECEMBER 31, 2001      DECEMBER 31, 2000
Statement of Changes in Net Assets                                          (000)                  (000)
========================================================================================================
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income                                                   $  6,004               $  6,336
 Net Realized Loss                                                         (1,230)                  (501)
 Change in Unrealized Appreciation/Depreciation                            (7,495)               (12,119)
--------------------------------------------------------------------------------------------------------
   Net Decrease in Net Assets Resulting from Operations                    (2,721)                (6,284)
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income                                                     (5,911)                (6,944)
 In Excess of Net Investment Income                                           (35)                   (27)
--------------------------------------------------------------------------------------------------------
  Total Distributions                                                      (5,946)                (6,971)
--------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
 Subscriptions                                                             22,378                 19,736
 Distributions Reinvested                                                   5,946                  6,971
 Redemptions                                                              (20,905)               (19,622)
--------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Capital Share
     Transactions                                                           7,419                  7,085
--------------------------------------------------------------------------------------------------------
 Total Decrease in Net Assets                                              (1,248)                (6,170)
NET ASSETS:
 Beginning of Period                                                       53,670                 59,840
--------------------------------------------------------------------------------------------------------
 End of Period (including distributions in excess of net investment
   income of $85 and $28, respectively)                                  $ 52,422               $ 53,670
--------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
--------------------------------------------------------------------------------------------------------
    Shares Subscribed                                                       2,786                  1,988
    Shares Issued on Distributions Reinvested                                 885                    874
    Shares Redeemed                                                        (2,627)                (1,960)
--------------------------------------------------------------------------------------------------------
    Net Increase in Capital Shares Outstanding                              1,044                    902
========================================================================================================

     The accompanying notes are an integral part of the financial statements   9

Financial Highlights
Selected Per Share Data and Ratios

                                                                        YEAR ENDED DECEMBER 31,                     PERIOD FROM
                                                        =================================================      JANUARY 2, 1997*
                                                                2001        2000        1999        1998   TO DECEMBER 31, 1997
===============================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                        $   7.96    $  10.24    $  10.35    $  10.59               $  10.00
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                         0.87        1.10        0.80        0.63                   0.63
  Net Realized and Unrealized Gain (Loss)                      (1.24)      (2.18)      (0.07)      (0.13)                  0.72
-------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                          (0.37)      (1.08)       0.73        0.50                   1.35
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                        (0.85)      (1.20)      (0.84)      (0.62)                 (0.63)
  In Excess of Net Investment Income                           (0.01)      (0.00)+        --          --                     --
  Net Realized Gain                                               --          --          --       (0.08)                 (0.13)
  In Excess of Net Realized Gain                                  --          --          --       (0.04)                    --
-------------------------------------------------------------------------------------------------------------------------------
     Total Distributions                                       (0.86)      (1.20)      (0.84)      (0.74)                 (0.76)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $   6.73    $   7.96    $  10.24    $  10.35               $  10.59
===============================================================================================================================
TOTAL RETURN                                                   (4.61)%    (10.59)%      7.10%       4.80%                 13.53%++
===============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                           $ 52,422    $ 53,670    $ 59,840    $ 33,059               $ 12,490
Ratio of Expenses to Average Net Assets                         0.80%       0.80%       0.80%       0.80%                  0.80%**
Ratio of Net Investment Income to Average Net Assets           10.78%      11.10%       8.70%       8.42%                  7.41%**
Portfolio Turnover Rate                                           47%         37%         28%         48%                    78%
--------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the
  Period:
       Per Share Benefit to Net Investment Income           $   0.00+   $   0.02    $   0.03    $   0.03               $   0.08
Ratios Before Expense Limitation:
       Expenses to Average Net Assets                           0.83%       1.04%       1.11%       1.15%                  1.68%**
       Net Investment Income to Average Net Assets             10.75%      10.86%       8.40%       8.07%                  6.53%**
-------------------------------------------------------------------------------------------------------------------------------

*  Commencement of operations
** Annualized
+  Amount is less than $0.01 per share
++ Not annualized

10   The accompanying notes are an integral part of the financial statements

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         ANNUAL REPORT -- DECEMBER 31, 2001

Notes to Financial Statements

The Universal Institutional Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fourteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the High Yield Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield securities.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are not determined solely with regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

     Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investment transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FUTURES: The Portfolio may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations. Due from (to) broker is comprised of initial margin and variation margin, as stated in the Statement of Net Assets.

     The Portfolio may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the related amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

7. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         ANNUAL REPORT -- DECEMBER 31, 2001

Notes to Financial Statements (cont'd)

     taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-dividend date.

     The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

     Permanent book and tax basis differences relating to share holder distributions may result in reclassifications among undistributed (distributions in excess of) net investment income, accumulated net realized gain (loss) and paid-in capital.

     Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Morgan Stanley Investments LP (the "Adviser") (formerly Miller Anderson & Sherrerd LLP), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                           FROM $500
                          FIRST $500      MILLION TO   MORE THAN
PORTFOLIO                    MILLION      $1 BILLION  $1 BILLION
-------------------------------------------------------------------
High Yield                      0.50%           0.45%       0.40%

The Adviser has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, excluding interest and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.80%.

C. ADMINISTRATOR: Morgan Stanley Asset Management (the "Administrator"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. Certain employees of JPMIS are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: The Fund, along with an affiliated open-end fund (collectively, the "Funds"), maintained a 364-day Credit Agreement (the "Agreement") with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds were provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds paid a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $150,000. The commitment fee and the arrangement fee were allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs were further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the year ended December 31, 2001, there were no amounts drawn down on the Facility. The Agreement expired on December 31, 2001. At December 31, 2001, the Fund did not expect to renew the Agreement.

F. OTHER: At December 31, 2001, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio (excluding foreign currency if applicable) were:

                                                           NET
     COST      APPRECIATION      DEPRECIATION     DEPRECIATION
    (000)             (000)             (000)            (000)
---------------------------------------------------------------
$  72,477           $ 1,959        $  (23,228)       $ (21,269)

For the year ended December 31, 2001, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $31,258,000 and $24,598,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2001.

At December 31, 2001, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $2,549,000 of which $357,000 will expire on December 31, 2007, $918,000 will expire on December 31, 2008, and $1,274,000 will expire on December 31, 2009. To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2001, the Portfolio deferred to January 1, 2002 for U.S. Federal income tax purposes, post-October capital losses of $16,000.

At December 31, 2001 the net assets of the Portfolio were partially comprised of foreign denominated securities. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

At December 31, 2001, a substantial portion of the Portfolio's investments consist of high yield securities rated below investment grade. Investments in high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than the higher-rated securities. These investments are often traded by one market maker who may also be utilized by the Portfolio to provide pricing information used to value such securities. The amounts which will be realized upon disposition of the securities may differ from the value reflected on the statement of net assets and the differences could be material.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on the Portfolio.

G. SUPPLEMENTAL PROXY INFORMATION (UNAUDITED):

On October 11, 2001, a special meeting of the shareholders of the Fund was held. The following is a summary of the proposal presented and the total number of shares voted:

PROPOSAL:
  1. To elect the following Directors:

                                 VOTES IN          VOTES
                                 FAVOR OF         AGAINST
                               ===========       =========
John D. Barrett II             155,414,985       2,762,501
Barton M. Biggs                155,288,247       2,889,239
Thomas P. Gerrity              155,538,892       2,638,594
Gerard E. Jones                155,459,928       2,717,558
Joseph J. Kearns               155,546,582       2,630,904
Vincent R. McLean              155,491,072       2,686,414
C. Oscar Morong, Jr.           155,490,890       2,686,596
William G. Morton, Jr.         155,511,886       2,665,600
Michael Nugent                 155,357,868       2,819,618
Fergus Reid                    155,382,427       2,795,059
Ronald E. Robison              155,456,858       2,720,628

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         OVERVIEW

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Directors of The Universal Institutional Funds, Inc. -
High Yield Portfolio

We have audited the accompanying statement of net assets of the High Yield Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1999 and for the period from January 2, 1997 (commencement of operations) to December 31, 1997 were audited by other auditors whose report, dated February 11, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the High Yield Portfolio of The Universal Institutional Funds, Inc. at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP
Boston, Massachusetts
February 11, 2002

Director and Officer Information (Unaudited)

Independent Directors:

                                                                                            Number of
                                          Term of                                           Portfolios
                                          Office And                                        In Fund
                             Position(s)  Length of                                         Complex
Name, Age and Address of     Held With    Time        Principal Occupation(s) During Past   Overseen by  Other Directorships Held By
Director                     Registrant   Served*     5 Years                               Director**   Director
------------------------     -----------  ----------  -----------------------------------   -----------  ---------------------------
John D. Barrett II (66)      Director     Director    Chairman and Director of Barrett      78           Director of the Ashforth
565 Fifth Avenue                          since       Associates, Inc. (investment                       Company (real estate).
New York, NY 10017                        1996        counseling).

Thomas P. Gerrity (60)       Director     Director    Professor of Management, formerly     78           Director, ICG Commerce,
219 Grays Lane                            since       Dean, Wharton School of Business,                  Inc.; Sunoco; Fannie Mae;
Haverford, PA 19041                       2001        University of Pennsylvania;                        Reliance Group Holdings,
                                                      formerly Director, IKON Office                     Inc., CVS Corporation and
                                                      Solutions, Inc., Fiserv, Digital                   Knight-Ridder, Inc.
                                                      Equipment Corporation, Investor
                                                      Force Holdings, Inc. and Union
                                                      Carbide Corporation.

Gerard E. Jones (65)         Director     Director    Of Counsel, Shipman & Goodwin, LLP    78           Director of Tractor Supply
Shipman & Goodwin, LLP                    since       (law firm).                                        Company, Tiffany
43 Arch Street                            1996                                                           Foundation, and Fairfield
Greenwich, CT 06830                                                                                      County Foundation.

Joseph J. Kearns (59)        Director     Director    Investment consultant; formerly CFO   78           Director, Electro Rent
6287 Via Escondido                        since       of The J. Paul Getty Trust.                        Corporation and The Ford
Malibu, CA 90265                          2001                                                           Family Foundation.

Vincent R. McLean (70)       Director     Director    Formerly Executive Vice President,    78           Director, Banner Life
702 Shackamaxon Drive                     since       Chief Financial Officer, Director                  Insurance Co.; William Penn
Westfield, NJ 07090                       2001        and Member of the Executive                        Life Insurance
                                                      Committee of Sperry Corporation                    Company of New York.
                                                      (now part of Unisys Corporation).

C. Oscar Morong, Jr.(66)     Director     Director    Managing Director, Morong Capital     78           Trustee and Chairman of the
1385 Outlook Drive West                   since       Management; formerly Senior Vice                   mutual funds in the Smith
Mountainside, NJ 07092                    2001        President and Investment Manager                   Barney/CitiFunds fund
                                                      for CREF, TIAA-CREF Investment                     complex;
                                                      Management, Inc. (investment                       Director, Ministers and
                                                      management); formerly Director,                    Missionaries Benefit Board
                                                      The Indonesia Fund (mutual                         of American Baptist
                                                      fund).                                             Churches.

William G. Morton, Jr.(64)   Director     Director    Chairman Emeritus and former Chief    78           Director of Radio Shack
100 Franklin Street                       since       Executive Officer of Boston Stock                  Corporation (electronics).
Boston, MA 02110                          2000        Exchange.

Michael Nugent (65)          Director     Director    General Partner, Triumph Capital,     207          Director of various
c/o Triumph Capital, L.P.                 since       L.P.                                               business organizations;
237 Park Avenue                           2001        (private investment partnership);                  Chairman of the
New York, NY 10017                                    formerly, Vice President, Bankers                  Insurance Committee and
                                                      Trust Company and BT Capital                       Director or Trustee of the
                                                      Corporation.                                       retail families of funds
                                                                                                         advised by Morgan Stanley
                                                                                                         Investment Advisors Inc.

Fergus Reid (69)             Director     Director    Chairman and Chief Executive Officer  78           Trustee and Director of
85 Charles Colman Blvd.                   since       of Lumelite Plastics Corporation.                  approximately 30 investment
Pawling, NY 12564                         1996                                                           companies in the JPMorgan
                                                                                                         Funds complex managed by
                                                                                                         JPMorgan Investment
                                                                                                         Management Inc.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         OVERVIEW

Director and Officer Information (cont'd)

Interested Directors:

                                                                                          Number of
                                                                                          Portfolios
                                             Term of                                      In
                                             Office And                                   Fund
                              Position(s)    Length of                                    Complex
Name, Age and Address Of      Held With      Time        Principal Occupation(s) During   Overseen By  Other Directorships Held By
Director                      Registrant     Served*     Past 5 Years                     Director**   Director
---------------------------   ------------   ----------  ------------------------------   -----------  -----------------------------
Barton M. Biggs (69)          Chairman       Chairman    Chairman, Director and Managing  78           Member of the Yale
1221 Avenue of the Americas   and Director   and         Director of Morgan Stanley                    Development Board
New York, NY 10020                           Director    Investment Management
                                             since       Inc. and Chairman and Director
                                             1996        of Morgan Stanley Investment
                                                         Management Limited; Managing
                                                         Director of Morgan Stanley &
                                                         Co. Incorporated; Director and
                                                         Chairman of the Board of
                                                         various U.S. registered
                                                         companies managed by Morgan
                                                         Stanley Investment Management
                                                         Inc.

Ronald E. Robison (63)        President      President   President and Trustee; Chief     78
1221 Avenue of the Americas   and Director   since       Operations Officer and Managing
New York, NY 10020                           2001 and    Director of Morgan Stanley
                                             Director    Investment Management Inc.;
                                             since       Managing Director of Morgan
                                             2001        Stanley & Co. Incorporated;
                                                         formerly, Managing Director
                                                         and Chief Operating Officer of
                                                         TCW Investment Management
                                                         Company; Director, Chief
                                                         Administrative Officer and
                                                         President of various funds in
                                                         the Fund Complex.

----------
* Each Director serves an indefinite term, until his or her successor is elected.

** The Fund Complex includes all funds advised by Morgan Stanley Investment
   Managment Inc. and any funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Managment Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

Additonal information about the Fund's Directors can be found in the Fund's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1-800-281-2715. You may also retrieve this information on-line at the Securities and Exchange Commission's web site at "http://www.sec.gov". To aid you in obtaining this information on-line, the Fund's Central Index Key (CIK) number is 1011378 and the SAI is found within form type 485BPOS.

Officers:

                                             Position(s)    Term of Office
                                             Held With      And Length Of
Name, Age and Address of Executive Officer   Registrant     Time Served*      Principal Occupation(s) During Past 5 Years
------------------------------------------   ------------   ---------------   ---------------------------------------------------
Ronald E. Robison (63)                       President      President since   Chief Global Operations Officer and Managing
Morgan Stanley Investment Management Inc.    and Director   2001              Director of Morgan Stanley Investment Management
1221 Avenue of the Americas                                                   Inc.; Director and President of various U.S.
New York, NY 10020                                                            registered investment companies managed by Morgan
                                                                              Stanley Investment Management Inc.; Previously,
                                                                              Managing Director and Chief Operating Officer of
                                                                              TCW Investment Management Company.

Stefanie V. Chang (35)                       Vice           Vice President    Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.    President      since 1997        Incorporated and Morgan Stanley Investment
1221 Avenue of the Americas                                                   Management Inc.; formerly, practiced law with the
New York, NY 10020                                                            New York law firm of Rogers & Wells (now Clifford
                                                                              Chance Rogers & Wells LLP); Vice President of
                                                                              certain funds in the Fund Complex.

Lorraine Truten (40)                         Vice           Vice President    Executive Director of Morgan Stanley Investment
Morgan Stanley Investment Management Inc.    President      since 2001        Management Inc.; Head of Global Client Services,
1221 Avenue of the Americas                                                   Morgan Stanley Investment Management Inc.;
New York, NY 10020                                                            President, Morgan Stanley Fund Distribution,
                                                                              Inc. formerly, President of
                                                                              Morgan Stanley Institutional Fund Trust; Vice
                                                                              President of certain funds in the Fund Complex.

Mary E. Mullin (34)                          Secretary      Secretary         Vice President of Morgan Stanley & Co. Incorporated
Morgan Stanley Investment Management Inc.                   since             and Morgan Stanley Investment Management Inc.;
1221 Avenue of the Americas                                 1999              formerly, practiced law with the New York
New York, NY 10020                                                            law firms of McDermott, Will & Emery and Skadden,
                                                                              Arps, Slate, Meagher & Flom LLP; Secretary of
                                                                              certain funds in the Fund Complex.

James A. Gallo (37)                          Treasurer      Treasurer         Executive Director of Morgan Stanley Investment
Morgan Stanley Investment Management Inc.                   since             Management Inc.; Treasurer of certain funds in the
1221 Avenue of the Americas                                 2001              Fund Complex; formerly Director of Fund Accounting
New York, NY 10020                                                            at PFPC, Inc.

Belinda A. Brady (34)                        Assistant      Assistant         Fund Administration Senior Manager, J.P. Morgan
J.P. Morgan Investor Service Co.             Treasurer      Treasurer since   Investor Services Co.(formerly, Chase Global Funds
73 Tremont Street                                           2001              Services Company); formerly Senior Auditor at
Boston, MA 02108-3913                                                         Price Waterhouse LLP (now PricewaterhouseCoopers
                                                                              LLP); Assistant Treasurer of certain funds in the
                                                                              Fund Complex.

----------
* Each Officer serves an indefinite term, until his or her successor is elected.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         ANNUAL REPORT -- DECEMBER 31, 2001

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

Morgan Stanley Investments LP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Mayer, Brown & Platt LLP
1675 Broadway
New York, New York 10019-5820

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

This report is authorized for distribution only when preceded or accompanied by the prospectus of The Universal Institutional Funds, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         ANNUAL REPORT -- DECEMBER 31, 2001
[MORGAN STANLEY LOGO]

International Magnum Portfolio

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         ANNUAL REPORT -- DECEMBER 31, 2001

International Magnum Portfolio

[CHART OF COMPOSITION OF NET ASSETS]

--------------------------------------
United Kingdom                   26.0%
Japan                            16.2
France                            9.1
Switzerland                       7.4
Netherlands                       5.3
Other                            36.0
--------------------------------------

TOP FIVE HOLDINGS

                                                 PERCENT OF
SECURITY                     COUNTRY             NET ASSETS
------------------------------------------------------------
Vodafone Group plc           United Kingdom             3.1%
GlaxoSmithKline plc          United Kingdom             2.6
Aventis S.A.                 France                     2.3
Nestle S.A.                  Switzerland                2.0
TotalFinaElf S.A.            France                     1.8

TOP FIVE INDUSTRIES

                                                VALUE      PERCENT OF
INDUSTRY                                        (000)      NET ASSETS
----------------------------------------------------------------------
Banks                                          $6,171            10.5%
Pharmaceuticals                                 4,908             8.3
Food Products                                   3,013             5.1
Oil & Gas                                       2,972             5.1
Diversified Telecommunication Services          2,758             4.7

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EAFE INDEX

                                         TOTAL RETURNS(2)
                                      ----------------------
                                                     AVERAGE
                                                      ANNUAL
                                         ONE           SINCE
                                        YEAR    INCEPTION(3)
------------------------------------------------------------
Portfolio                             -19.29%           0.68%
Index(1)                              -21.44            1.10

(1) The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Australasia and the Far East.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3) Commenced operations on January 2, 1997.

[CHART OF COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT]

                      INTERNATIONAL MAGNUM   MSCI EAFE
                         PORTFOLIO             INDEX
1/2/1997*                  $10,000            $10,000
12/31/1997                 $10,731            $10,280
12/31/1998                 $11,694            $12,336
12/31/1999                 $14,640            $15,662
12/31/2000                 $12,817            $13,443
12/31/2001                 $10,345            $10,561

* Commenced operations on January 2, 1997

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The International Magnum Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in EAFE countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less liquidity and the potential for the market volatility and political instability.

For the year ended December 31, 2001, the Portfolio had a total return of -19.29% compared to -21.44% for the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index").

MARKET REVIEW

The year proved to be a difficult environment for international equity investors as markets continued to post losses on news of deteriorating economic fundamentals and corporate profit and earnings declines. The horrific attacks of September 11, 2001 accelerated the already evident weakness of global economies, sending markets downward and making already jittery investors even more cautious. The sectors that were particularly affected by the terrorist attacks were travel and leisure services, insurance, and consumer cyclical industries as consumers cancelled travel plans and postponed purchases. The fourth quarter of 2001 saw a reversal of trend, with most markets climbing in response to stimulative policy enacted by central banks, lower oil prices and the belief by many that the global economic slump would soon be coming to an end. For the year as a whole, however, defensive sectors outperformed their cyclical growth counterparts. The top performing EAFE sector during 2001 was energy, falling 5.7% as oil prices fell. Materials and consumer staples saw declines of 9.1% and 9.7% respectively. The worst performing sectors during the year were information technology (-41.8%), telecommunication services (-32.7%) and industrials (-24.2%) as businesses cut capital expenditure. Regionally, Pacific ex-Japan outperformed all other EAFE regions, falling 9.9%, while Europe fell 19.9%. Japan languished as the worst performing region in EAFE, falling 29.4% over the course of the year. Currency depreciation against the strong U.S. dollar over the course of the year hurt international investors as the euro fell 5.5% while the yen depreciated 15.2%.

The bulk of the Portfolio's outperformance versus the Index can be attributed primarily to the defensive nature of the European portion of our Portfolio, which enhanced stock selection within Europe. The underweight within European information technology was the single largest contributor to performance. Our overweight and stock selection in consumer staples as well as industrials also added to returns. In Japan, an underweight to financials contributed to overall results. Over the course of the year we added exposure to the European markets while still retaining an underweight relative to the Index. We reduced exposure to the Japanese market and retained our underweight to Asia ex-Japan. This regional allocation posture detracted from overall results as Pacific ex-Japan outperformed all EAFE regions. Although adding to exposure in Europe and reducing exposure to Japan were net positives to performance, remaining underweight relative to the Index in Europe detracted from returns.

MARKET OUTLOOK

Despite the recent equity market rally and better than expected economic releases, we remain defensive in our Portfolio composition as we believe it is still too early to call for an end to recession. Despite a recent fall in inventories and the subsequent orders which will be placed in order to rebuild them, we believe that a sustainable increase in capital expenditure will not materialize in the first half of 2002. We believe that the consumer will remain cautious, putting on hold major purchases as unemployment continues to creep upwards and recent manufacturer's incentives come to an end. From a regional perspective, we expect to add to our exposure within Europe, while remaining underweight to Japan, closely monitoring that country's progress on reforms and economic revival.

January 2002

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         INTERNATIONAL MAGNUM PORTFOLIO

                                         FINANCIAL STATEMENTS
                                         DECEMBER 31, 2001

Statement of Net Assets

                                                         VALUE
                                            SHARES       (000)
--------------------------------------------------------------
COMMON STOCKS (84.2%)
Australia (2.0%)
  AMP Ltd.                                  3,550      $    33
  BHP Billiton Ltd.                        17,243           92
  Brambles Industries Ltd.                  7,638           41
  Commonwealth Bank of Australia            7,650          117
  CSL Ltd.                                  2,500           66
  Foster's Group Ltd.                      30,200           75
  Lend Lease Corp., Ltd.                    4,400           29
  National Australia Bank Ltd.              9,680          158
  News Corp., Ltd.                         19,850          158
  Qantas Airways Ltd.                      21,500           40
  Rio Tinto Ltd.                            6,200          118
  Telstra Corp., Ltd.                      26,700(a)        74
  Westpac Banking Corp., Ltd.              15,700          126
  WMC Ltd.                                 10,750           53
--------------------------------------------------------------
                                                         1,180
==============================================================
Belgium (0.8%)
  Fortis                                   18,650          484
==============================================================
China/Hong Kong (1.5%)
  Asia Satellite Telecom Holdings Ltd.     21,900           36
  Cheung Kong Holdings Ltd.                 5,400           56
  China Mobile (Hong Kong) Ltd.            25,600(a)        90
  CLP Holdings Ltd.                         4,200           16
  Esprit Holdings Ltd.                     28,000           32
  Hang Seng Bank Ltd.                       1,600           18
  Henderson Land Development Co., Ltd.      7,000           32
  Hong Kong & China Gas Co., Ltd.          49,870           61
  Hong Kong Exchanges & Clearing Ltd.       4,000            6
  Hutchison Whampoa Ltd.                   17,870          172
  Johnson Electric Holdings Ltd.           70,000           74
  Li & Fung Ltd.                           88,400           99
  New World Development Co., Ltd.          52,000           45
  SmarTone Telecommunications
    Holdings Ltd.                          40,800           49
  Sun Hung Kai Properties Ltd.             11,300           91
  Wharf Holdings Ltd.                       7,000           17
--------------------------------------------------------------
                                                           894
==============================================================
Denmark (0.6%)
  Danisco A/S                               7,743          278
  TDC A/S                                   1,605           57
--------------------------------------------------------------
                                                           335
==============================================================
Finland (0.7%)
  KCI Konecranes International plc             31            1
  Nokia Oyj                                 6,003          155
  Sampo Oyj, Class A                       19,324          151
  Stora Enso Oyj                           10,055          129
--------------------------------------------------------------
                                                           436
==============================================================
France (9.1%)
  Assurances Generales de France            3,338          160
  Aventis S.A.                             19,189      $ 1,364
  BNP Paribas S.A.                          1,068           96
  Cap Gemini S.A.                           4,961          359
  Carrefour S.A.                            3,844          200
  Cie de Saint Gobain                       1,039          157
  CNP Assurances                            1,372           44
  Credit Agricole S.A.                      9,310(a)       148
  Groupe Danone                             2,879          352
  JC Decaux S.A.                            8,421(a)        94
  L'Oreal S.A.                              2,248          162
  LVMH Moet Hennessy Louis Vuitton S.A.     1,783           73
  Neopost S.A.                              7,840(a)       229
  Sanofi-Synthelabo S.A.                    1,819          136
  Schneider Electric S.A.                   4,190          202
  Sodexho Alliance S.A.                     1,882           80
  STMicroelectronics N.V.                   8,770          282
  TotalFinaElf S.A.                         7,463        1,067
  Vivendi Environnement                     4,659          156
--------------------------------------------------------------
                                                         5,361
==============================================================
Germany (3.3%)
  Bayer AG                                  3,628          116
  Deutsche Bank AG                          4,504          318
  Deutsche Post AG                         25,407          351
  Deutsche Telekom AG                      32,013          554
  Muenchener Rueckversicherungs AG
  (Registered)                              2,282          621
--------------------------------------------------------------
                                                         1,960
==============================================================
Italy (4.1%)
  ENI S.p.A.                               65,706          825
  IntesaBCI S.p.A.                        194,461          487
  Snam Rete Gas S.p.A.                     87,300(a)       231
  Telecom Italia Mobile S.p.A.             26,733          149
  Telecom Italia S.p.A.                    34,562          296
  UniCredito Italiano S.p.A.              104,555          421
--------------------------------------------------------------
                                                         2,409
==============================================================
Japan (16.2%)
  Amada Co., Ltd.                          34,000          134
  Canon, Inc.                               8,000          274
  Casio Computer Co., Ltd.                 25,000          108
  Dai Nippon Printing Co., Ltd.            15,000          149
  Daicel Chemical Industries Ltd.          46,000          134
  Daifuku Co., Ltd.                        37,000          149
  Daikin Industries Ltd.                   16,000          250
  Denki Kagaku Kogyo KK                    38,000           88
  East Japan Railway Co.                       30          144
  FamilyMart Co., Ltd.                      7,200          121
  Fuji Machine Manufacturing Co.            9,400          122
  Fuji Photo Film Ltd.                      7,000          249
  Fujitec Co., Ltd.                        16,000           51
  Fujitsu Ltd.                             31,000          225
  Furukawa Electric Co.                    16,000           85
  Hitachi Capital Corp.                    13,500          202

     The accompanying notes are an integral part of the financial statements   3


Statement of Net Assets (cont'd)

                                                         VALUE
                                           SHARES        (000)
--------------------------------------------------------------
Japan (cont'd)
  Hitachi Ltd.                             34,000      $   248
  House Foods Corp.                         6,000           49
  Kaneka Corp.                             33,000          200
  Kurita Water Industries Ltd.             15,000          185
  Kyocera Corp.                             3,000          195
  Kyudenko Co., Ltd.                       12,000           40
  Lintec Corp.                             14,000           86
  Matsushita Electric Industrial Co.,
    Ltd.                                   19,000          243
  Minebea Co., Ltd.                        25,000          134
  Mitsubishi Chemical Corp.                51,000          108
  Mitsubishi Corp.                         20,000          129
  Mitsubishi Estate Co., Ltd.              23,000          167
  Mitsubishi Heavy Industries Ltd.         57,000          151
  Mitsubishi Logistics Corp.               13,000           92
  Mitsubishi Tokyo Financial Group, Inc.        3(a)        20
  Mitsumi Electric Co., Ltd.               11,900          136
  Nagase & Co., Ltd.                        9,000           37
  NEC Corp.                                24,000          244
  Nifco, Inc.                              15,000          123
  Nintendo Corp., Ltd.                      2,000          349
  Nippon Meat Packers, Inc.                13,000          137
  Nippon Telegraph & Telephone Corp.           59          191
  Nissan Motors Co., Ltd.                  44,000          232
  Nissei Sangyo Co., Ltd.                   5,000           54
  Nissha Printing Co., Ltd.                 8,000           36
  Nisshinbo Industries, Inc.               11,000           41
  Obayashi Corp., Inc.                     35,000           99
  Ono Pharmaceutical Co., Ltd.              7,000          209
  Ricoh Co., Ltd.                          16,000          296
  Rinnai Corp.                              6,900          111
  Rohm Co., Ltd.                            1,100          142
  Ryosan Co., Ltd.                          8,300           91
  Sangetsu Co., Ltd.                        3,000           41
  Sankyo Co., Ltd.                         15,000          256
  Sanwa Shutter Corp.                      30,000           65
  Sekisui Chemical Co.                     36,000           94
  Sekisui House Co., Ltd.                  22,000          159
  Shin-Etsu Polymer Co., Ltd.              23,000           64
  Sony Corp.                                6,000          273
  Suzuki Motor Co., Ltd.                   19,000          207
  TDK Corp.                                 4,000          188
  Tokyo Electric Power Co., Inc.            8,600          182
  Toshiba Corp.                            61,000          208
  Toyota Motor Corp.                        9,200          232
  Tsubakimoto Chain Co.                    40,000           91
  Yamaha Corp.                             17,000          125
  Yamanouchi Pharmaceutical Co.            10,000          263
--------------------------------------------------------------
                                                         9,508
==============================================================
Netherlands (5.3%)
  ABN AMRO Holdings N.V.                   13,700          221
  Akzo Nobel N.V.                           6,090          272
  Buhrmann N.V.                            10,676          117
  CSM N.V.                                  5,860          122
  Gucci Group N.V.                            927           79
  Heineken N.V.                             2,197           84
  IHC Caland N.V.                           5,288          248
  ING Groep N.V.                           22,489          574
  Koninklijke (Royal) KPN N.V.             66,898          341
  Koninklijke (Royal) Philips
    Electronics N.V.                       25,100          747
  Koninklijke Ahold N.V.                   10,947          319
--------------------------------------------------------------
                                                         3,124
==============================================================
New Zealand (0.0%)
  Telecom Corp. of New Zealand Ltd.        11,800           25
==============================================================
Norway (0.6%)
  Statoil ASA                              18,602(a)       128
  Telenor ASA                              57,824          249
--------------------------------------------------------------
                                                           377
==============================================================
Portugal (0.4%)
  Banco Comercial Portugues S.A.           26,243(a)       106
  Electricidade de Portugal S.A.            9,084           20
  Portugal Telecom S.A.                    12,964(a)       101
--------------------------------------------------------------
                                                           227
==============================================================
Singapore (1.2%)
  Chartered Semiconductor                  12,000(a)        32
  City Developments Ltd.                    6,000           20
  DBS Group Holdings Ltd.                  14,793          111
  Keppel Corp., Ltd.                       12,000           18
  Neptune Orient Lines Ltd.                31,000(a)        16
  Oversea-Chinese Banking Corp., Ltd.      13,450           80
  Sembcorp Logistics Ltd.                  40,000           39
  Singapore Airlines Ltd.                   5,000           30
  Singapore Press Holdings Ltd.             6,000           71
  Singapore Telecommunications Ltd.        17,000           16
  United Overseas Bank Ltd.                19,082          131
  Venture Manufacturing Ltd.               16,000          115
--------------------------------------------------------------
                                                           679
==============================================================
Spain (2.7%)
  Amadeus Global Travel Distribution S.A.  51,501          298
  Banco Popular Espanol S.A.                6,851          225
  Endesa                                   13,629          213
  Telefonica S.A.                          61,022          818
--------------------------------------------------------------
                                                         1,554
==============================================================
Sweden (2.3%)
  Assa Abloy AB, Class B                    8,164          118
  ForeningsSparbanken AB                   12,950          161
  Nordea AB                               114,408          608
  Svenska Handelsbanken, Class A           30,290          447
--------------------------------------------------------------
                                                         1,334
==============================================================
Switzerland (7.4%)
  Adecco S.A.                               2,998          163
  Cie Financiere Richemont AG, Class A     13,979          260

4   The accompanying notes are an integral part of the financial statements


                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         INTERNATIONAL MAGNUM PORTFOLIO

                                         FINANCIAL STATEMENTS
                                         DECEMBER 31, 2001

Statement of Net Assets (cont'd)

                                                         VALUE
                                           SHARES        (000)
--------------------------------------------------------------
Switzerland (Cont'd)
  Converium Holding AG                      1,275(a)   $    62
  Holcim Ltd., Class B                      1,092          236
  Kaba Holdings AG                            879          217
  Nestle S.A. (Registered)                  5,394        1,152
  Novartis AG (Registered)                 18,357          664
  Roche Holding AG (Registered)             1,440          103
  Schindler Holding AG (Registered)           119          171
  Swiss Reinsurance (Registered)            2,071          209
  Syngenta AG                               9,638(a)       500
  UBS AG (Registered)                      12,042          609
--------------------------------------------------------------
                                                         4,346
==============================================================
United Kingdom (26.0%)
  Allied Domecq plc                       128,447          762
  Amvescap plc                             18,076          261
  AstraZeneca plc                           2,378          107
  AstraZeneca plc (Stockholm Shares)        4,467          206
  BAE Systems plc                          79,579          359
  Barclays plc                             17,470          579
  BOC Group plc                             7,212          111
  BP plc                                   38,204          297
  British American Tobacco plc             41,855          355
  Cadbury Schweppes plc                   144,952          924
  Centrica plc                             43,060          139
  Compass Group plc                        16,285          122
  Diageo plc                               51,338          587
  GlaxoSmithKline plc                      61,124        1,533
  GUS plc                                  37,454          352
  Hays plc                                111,465          338
  HSBC Holdings plc                        17,396          204
  Imperial Tobacco Group plc               26,474          349
  Innogy Holdings plc                      38,600          108
  Lattice Group plc                        99,025          225
  Lloyds TSB Group plc                     71,935          781
  Prudential plc                           19,354          224
  Reckitt Benckiser plc                    16,185          236
  Reed International plc                   86,105          715
  Rentokil Initial plc                    201,221          809
  Rolls-Royce plc                          88,799          215
  Sainsbury (J.) plc                       44,459          237
  Scottish & Southern Energy plc           25,411          226
  Shell Transport & Trading Co. plc        95,364          655
  Smiths Group plc                         18,748          185
  SSL International plc                    28,906          228
  Vodafone Group plc                      688,394        1,802
  Wolseley plc                             17,017          142
  WPP Group plc                            80,177          887
--------------------------------------------------------------
                                                        15,260
==============================================================
  TOTAL COMMON STOCKS (COST $53,867)                    49,493
==============================================================
PREFERRED STOCKS (0.7%)
Germany (0.7%)
  Fresenius AG                              3,427      $   284
  Henkel KGaA                               2,743          154
--------------------------------------------------------------
  TOTAL PREFERRED STOCKS (COST $468)                       438
==============================================================

                                           NO. OF
                                         WARRANTS
==============================================================
WARRANTS (0.0%)
France (0.0%)
  Vivendi Environnement, expiring
    3/08/06 (COST $--@)                     4,919(a)         2
==============================================================
                                             FACE
                                           AMOUNT
                                            (000)
==============================================================
SHORT-TERM INVESTMENT (13.3%)
Repurchase Agreement (13.3%)
  J.P. Morgan Securities Inc., 1.63%,
    dated 12/31/01, due 01/02/02
    (Cost $7,804)                        $  7,804(b)     7,804
---------------------------------------------------------------
FOREIGN CURRENCY (0.1%)
  Australian Dollar                      AUD   18            9
  Euro                                   EUR   23           21
  Hong Kong Dollar                       HKD   54            7
  New Zealand Dollar                     NZD    4            2
  Singapore Dollar                       SGD   10            5
  Swedish Krona                          SEK  501           48
---------------------------------------------------------------
  TOTAL FOREIGN CURRENCY (COST $92)                         92
===============================================================
TOTAL INVESTMENTS (98.3%) (COST $62,231)                57,829
===============================================================
                                            AMOUNT
                                             (000)
===============================================================
OTHER ASSETS (2.2%)
  Cash                                   $    263
  Due from Broker                             797
  Receivable for Portfolio Shares Sold         73
  Receivable for Investments Sold              63
  Dividends Receivable                         46
  Foreign Withholding Tax Reclaim
    Receivable                                 30
  Interest Receivable                           5
  Other                                         2        1,279
===============================================================

    The accompanying notes are an integral part of the financial statements    5


Statement of Net Assets (cont'd)

                                            AMOUNT       AMOUNT
                                             (000)        (000)
===============================================================
Liabilities (-0.5%)
  Investment Advisory Fees Payable       $   (115)
  Payable for Investments Purchased           (59)
  Custodian Fees Payable                      (39)
  Shareholder Reporting Fees Payable          (34)
  Administrative Fees Payable                 (17)
  Payable for Portfolio Shares Redeemed       (15)
  Unrealized Loss on Foreign Currency
    Exchange Contracts                        (14)
  Professional Fees Payable                    (7)
  Other Liabilities                            (1)        (301)
===============================================================
NET ASSETS (100%)                                      $58,807
===============================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
  Applicable to 6,219,055 outstanding
    $0.001 par value shares (authorized
    500,000,000 shares)                                $  9.46
===============================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                        $69,403
Distributions in Excess of Net
  Investment Income                                       (157)
Accumulated Net Realized Loss                           (6,068)
Unrealized Depreciation on Investments, Foreign
  Currency and Futures Contracts                        (4,371)
---------------------------------------------------------------
Net Assets                                             $58,807
===============================================================

(a) -- Non-income producing security
(b) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
@ -- Value is less than $500.
AUD -- Australian Dollar
EUR -- Euro
HKD -- Hong Kong Dollar
GBP -- British Pound
JPY -- Japanese Yen
NOK -- Norwegian Krone
NZD -- New Zealand Dollar
SGD -- Singapore Dollar
SEK -- Swedish Krona

FUTURES CONTRACTS:
  The Portfolio had the following futures contract(s) open at period end:

                                                                 NET
                                      NOTIONAL               UNREALIZED
                      NUMBER OF        VALUE    EXPIRATION  GAIN (LOSS)
                      CONTRACTS        (000)       DATE        (000)
-----------------------------------------------------------------------
LONG:
  CAC-40 Index              21       $    872     Mar-02           $33
  DAX Index                  9          1,041     Mar-02            (3)
  MIB 30 Index               3            434     Mar-02            (3)
  FTSE 100 Index            23          1,745     Mar-02            22
  TOPIX Index               16          1,242     Mar-02             3
-----------------------------------------------------------------------
                                                                   $52
=======================================================================

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Portfolio had the following foreign currency exchange contract(s) open at period end:

   CURRENCY                                IN                      NET
      TO                                EXCHANGE                UNREALIZED
   DELIVER     VALUE     SETTLEMENT       FOR          VALUE    GAIN (LOSS)
    (000)      (000)        DATE         (000)         (000)       (000)
=============================================================================
EUR     459   $   408     3/13/02     US$     405     $   405    $    (3)
EUR   1,571     1,397     3/13/02     US$   1,388       1,388         (9)
GBP     216       314     3/13/02     US$     307         307         (7)
GBP   1,190     1,725     3/13/02     US$   1,691       1,691        (34)
JPY  69,300       528     3/13/02     US$     551         551         23
JPY 215,305     1,641     3/13/02     US$   1,712       1,712         71
JPY  88,605       675     3/13/02     US$     705         705         30
SEK     838        80     1/02/02     US$      78          78         (2)
US$   1,933     1,933     3/13/02     GBP   1,360       1,972         39
US$   1,220     1,220     3/13/02     JPY 153,181       1,167        (53)
US$   1,501     1,501     3/13/02     EUR   1,700       1,512         11
US$   2,223     2,223     3/13/02     EUR   2,520       2,241         18
US$   1,619     1,619     3/13/02     GBP   1,139       1,652         33
US$   2,839     2,839     3/13/02     JPY 356,893       2,720       (119)
US$      69        69     3/13/02     JPY   8,658          66         (3)
US$     203       203     3/13/02     JPY  25,412         194         (9)
US$      54        54     1/02/02     NOK     484          54         --@
-----------------------------------------------------------------------------
              $18,429                                 $18,415    $   (14)
=============================================================================

6   The accompanying notes are an integral part of the financial statements

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         INTERNATIONAL MAGNUM PORTFOLIO

                                         FINANCIAL STATEMENTS
                                         DECEMBER 31,2001

Statement of Net Assets (cont'd)

            SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
               CLASSIFICATION -- DECEMBER 31,2001

                                                      Percent
                                        Value          of Net
INDUSTRY                                (000)          Assets
---------------------------------------------------------------
Aerospace & Defense                  $      574            1.0%
Air Freight & Couriers                      351            0.6
Airlines                                     70            0.1
Auto Components                             123            0.2
Automobiles                                 671            1.1
Banks                                     6,171           10.5
Beverages                                 1,507            2.5
Building Products                           340            0.6
Chemicals                                 1,833            3.1
Commercial Services & Supplies            2,397            4.1
Communications Equipment                    155            0.3
Computers & Peripherals                     813            1.4
Construction & Engineering                  330            0.6
Construction Materials                      236            0.4
Distributors                                 99            0.2
Diversified Financials                    1,563            2.6
Diversified Telecommunication Services    2,758            4.7
Electric Utilities                          765            1.3
Electrical Equipment                        400            0.7
Electronic Equipment & Instruments          923            1.6
Food & Drug Retailing                       877            1.5
Food Products                             3,013            5.1
Gas Utilities                               656            1.1
Health Care Equipment & Supplies            228            0.4
Health Care Providers & Services            284            0.5
Hotels Restaurants & Leisure                203            0.3
Household Durables                        2,124            3.6
Household Products                          236            0.4
Industrial Conglomerates                    357            0.6
Insurance                                 1,505            2.6
Internet & Catalog Retail                   352            0.6
IT Consulting & Services                    359            0.6
Leisure Equipment & Products                374            0.6
Machinery                                 1,502            2.5
Marine                                      108            0.2
Media                                     1,925            3.3
Metals & Mining                             263            0.4
Multi-Utilities                             158            0.3
Office Electronics                          570            1.0
Oil & Gas                                 2,972            5.1
Paper & Forest Products                     129            0.2
Personal Products                           162            0.3
Pharmaceuticals                           4,908            8.3
Real Estate                                 395            0.7
Road & Rail                                 144            0.2
Semiconductor Equipment & Products          424            0.7
Specialty Retail                             32            0.1
Textiles & Apparel                          452            0.8
Tobacco                                     704            1.2
Trade Companies & Distributors              309            0.5
Transportation Infrastructure                39            0.1
Wireless Telecommunication Services       2,090            3.5
Other                                     7,896           13.4
---------------------------------------------------------------
                                     $   57,829           98.3%
===============================================================

    The accompanying notes are an integral part of the financial statements    7

                                                                      YEAR ENDED
                                                               DECEMBER 31, 2001
Statement of Operations                                                    (000)
================================================================================
INVESTMENT INCOME:
  Dividends (net of $118 foreign taxes withheld)                       $   1,036
  Interest                                                                   289
--------------------------------------------------------------------------------
    Total Income                                                           1,325
--------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                                                   498
  Less: Fees Waived                                                         (114)
                                                                       ---------
  Net Investment Advisory Fees                                               384
  Administrative Fees                                                        157
  Custodian Fees                                                              99
  Shareholder Reporting                                                       45
  Professional Fees                                                           27
  Interest Expense                                                             4
  Directors' Fees and Expenses                                                 2
  Other                                                                        2
--------------------------------------------------------------------------------
    Net Expenses                                                             720
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                        605
--------------------------------------------------------------------------------
NET REALIZED LOSS ON:
  Investments Sold                                                        (4,153)
  Foreign Currency Transactions                                               (6)
  Futures                                                                   (644)
--------------------------------------------------------------------------------
    Net Realized Loss                                                     (4,803)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                             (7,689)
  Foreign Currency Translations                                             (185)
  Futures Contracts                                                          240
--------------------------------------------------------------------------------
    Change in Unrealized Appreciation/Depreciation                        (7,634)
--------------------------------------------------------------------------------
  NET REALIZED LOSS AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION   (12,437)
--------------------------------------------------------------------------------
    NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ (11,832)
================================================================================

                                                          YEAR ENDED                YEAR ENDED
                                                   DECEMBER 31, 2001         DECEMBER 31, 2000
Statement of Changes in Net Assets                             (000)                     (000)
==============================================================================================
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                     $    605                  $    560
  Net Realized Loss                                           (4,803)                     (521)
  Change in Unrealized Appreciation/Depreciation              (7,634)                   (7,604)
----------------------------------------------------------------------------------------------
    Net Decrease in Net Assets Resulting from Operations     (11,832)                   (7,565)
----------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  Net Investment Income                                         (145)                      (63)
  In Excess of Net Investment Income                            (157)                     (459)
  Net Realized Gain                                               --                      (532)
  In Excess of Net Realized Gain                                  --                    (1,266)
----------------------------------------------------------------------------------------------
    Total Distributions                                         (302)                   (2,320)
----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscriptions                                              264,334                   268,573
  Distributions Reinvested                                       302                     2,320
  Redemptions                                               (261,283)                 (256,752)
----------------------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from
     Capital Share Transactions                                3,353                    14,141
----------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                     (8,781)                    4,256
NET ASSETS:
  Beginning of Period                                         67,588                    63,332
----------------------------------------------------------------------------------------------
  End of Period (including distributions in excess of net
   investment income of $157 and $459, respectively)        $ 58,807                  $ 67,588
 ---------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
----------------------------------------------------------------------------------------------
    Shares Subscribed                                         25,566                    21,120
    Shares Issued on Distributions Reinvested                     31                       190
    Shares Redeemed                                          (25,116)                  (20,130)
----------------------------------------------------------------------------------------------
    Net Increase in Capital Shares Outstanding                   481                     1,180
==============================================================================================

8    The accompanying notes are an integral part of the financial statements

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         FINANCIAL HIGHLIGHTS

                                         INTERNATIONAL MAGNUM PORTFOLIO

Financial Highlights
Selected Per Share Data and Ratios

                                                                     YEAR ENDED DECEMBER 31,                        PERIOD FROM
                                                   =======================================================      JANUARY 2, 1997*
                                                         2001            2000           1999          1998 TO DECEMBER 31, 1997
================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD               $    11.78     $     13.89     $    11.23    $    10.38         $  10.00
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                  0.10            0.10           0.12          0.12            0.13
  Net Realized and Unrealized Gain (Loss)               (2.37)          (1.81)          2.70          0.81            0.59
--------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                    (2.27)          (1.71)          2.82          0.93            0.72
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                 (0.02)          (0.01)         (0.07)        (0.04)          (0.32)
  In Excess of Net Investment Income                    (0.03)          (0.08)         (0.03)           --              --
  Net Realized Gain                                        --           (0.08)         (0.06)        (0.04)          (0.02)
  In Excess of Net Realized Gain                           --           (0.23)            --            --              --
--------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                 (0.05)          (0.40)         (0.16)        (0.08)          (0.34)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $     9.46     $     11.78     $    13.89     $   11.23         $ 10.38
================================================================================================================================
TOTAL RETURN                                           (19.29)%        (12.45)%        25.19%         8.97%           7.31%++
================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                  $   58,807     $    67,588     $   63,332     $  44,062         $18,855
Ratio of Expenses to Average Net Assets                  1.16%           1.18%          1.16%         1.15%           1.16%**
Ratio of Expenses to Average Net Assets Excluding
  Interest Expense                                       1.15%           1.15%          1.15%          N/A            1.15%**
Ratio of Net Investment Income to Average Net
  Assets                                                 0.97%           0.80%          1.10%         1.22%           1.43%
Portfolio Turnover Rate                                    48%             52%            59%           36%             41%
--------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the
  Period:
    Per Share Benefit to Net Investment Income     $     0.02     $      0.04  $        0.05     $    0.06            0.15
Ratios Before Expense Limitation:
    Expenses to Average Net Assets                       1.34%           1.48%          1.67%         1.80%           2.78%**
    Net Investment Income (Loss) to Average Net
      Assets                                             0.79%           0.50%          0.59%         0.58%          (0.19)%**
--------------------------------------------------------------------------------------------------------------------------------

*  Commencement of operations
** Annualized
++ Not annualized

     The accompanying notes are an integral part of the financial statements   9

Notes to Financial Statements

The Universal Institutional Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fourteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the International Magnum Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in EAFE countries. The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

   Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

   - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

   - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

   Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         ANNUAL REPORT - DECEMBER 31, 2001

Notes to Financial Statements (cont'd)

   income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

   Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

   Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Statement of Net Assets.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin ") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations. Due from (to) broker is comprised of initial margin and variation margin, as stated in the Statement of Net Assets.

   Certain Portfolios may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

7. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-dividend date.

   The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, and the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

   Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed (distributions in excess of) net investment income, accumulated net realized gain (loss) and paid-in capital.

   Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

   Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                          FROM $500
                          FIRST $500      MILLION TO      MORE THAN
PORTFOLIO                    MILLION      $1 BILLION      1 BILLION
--------------------------------------------------------------------
International Magnum            0.80%           0.75%          0.70%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, excluding interest and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.15%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25%of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P.Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JP Morgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. Certain employees of JPMIS are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: The Fund, along with an affiliated open-end fund (collectively, the "Funds"), maintained a 364 - day Credit Agreement (the "Agreement") with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds were provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds paid a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $150,000. The commitment fee and the arrangement fee were allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs were further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         ANNUAL REPORT - DECEMBER 31, 2001

Notes to Financial Statements (cont'd)

at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the year ended December 31, 2001, there were no amounts drawn down on the Facility. The Agreement expired on December 31, 2001. At December 31, 2001, the Fund did not expect to renew the Agreement.

F. OTHER: At December 31, 2001, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio (excluding foreign currency if applicable) were:

                                                                        NET
       COST              APPRECIATION    DEPRECIATION          DEPRECIATION
      (000)                     (000)           (000)                 (000)
----------------------------------------------------------------------------
$   62,856                $    2,516       $  (7,635)            $  (5,119)

For the year ended December 31, 2001, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $26,697,000,and $26,187,000 respectively. There were no purchases and sales of U.S. Government securities for the year ended December 31, 2001.

At December 31, 2001, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $5,279,000,all of which will expire on December 31, 2009. To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital, passive foreign investment company ("PFIC") and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2001, the Portfolio deferred to January 1, 2002, for U.S. Federal income tax purposes, post-October capital losses of $91,000, post-October PFIC losses of $22,000 and post-October currency losses of $133,000.

At December 31, 2001, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

G. SUPPLEMENTAL PROXY INFORMATION (UNAUDITED):

On October 11, 2001, a special meeting of the shareholders of the Fund was held. The following is a summary of the proposal presented and the total number of shares voted:

PROPOSAL:
   1. To elect the following Directors:

                           VOTES IN        VOTES
                           FAVOR OF       AGAINST
                         ===========     ==========
John D. Barrett II       155,414,985     2,762,501
Barton M. Biggs          155,288,247     2,889,239
Thomas P. Gerrity        155,538,892     2,638,594
Gerard E. Jones          155,459,928     2,717,558
Joseph J. Kearns         155,546,582     2,630,904
Vincent R. McLean        155,491,072     2,686,414
C. Oscar Morong, Jr.     155,490,890     2,686,596
William G. Morton, Jr.   155,511,886     2,665,600
Michael Nugent           155,357,868     2,819,618
Fergus Reid              155,382,427     2,795,059
Ronald E. Robison        155,456,858     2,720,628

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Directors of The Universal Institutional Funds, Inc.-
International Magnum Portfolio

We have audited the accompanying statement of net assets of the International Magnum Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2001,and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1999 and for the period from January 2, 1997 (commencement of operations) to December 31, 1997 were audited by other auditors whose report, dated February 11, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International Magnum Portfolio of The Universal Institutional Funds, Inc. at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 11, 2002

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         OVERVIEW

Federal Tax Information (Unaudited)

For the year ended December 31, 2001, the Portfolio intends to pass through to shareholders foreign tax credits of approximately $118,000 and has derived gross income from sources within foreign countries in the amount of approximately $1,132,000.

Director and Officer Information (Unaudited)

Independent Directors:

                                                                                           Number of
                                        Term of                                            Portfolios in
                                        Office and                                         Fund
                           Position(s)  Length of                                          Complex
Name, Age and Address of   Held with    Time        Principal Occupation(s) During Past    Overseen by   Other Directorships Held by
Director                   Registrant   Served*     5 Years                                Director**    Director
------------------------   ----------   ---------  -------------------------------------   ------------- ---------------------------
John D. Barrett II (66)    Director     Director    Chairman and Director of Barrett        78           Director of the Ashforth
565 Fifth Avenue                        since       Associates, Inc. (investment                         Company (real estate).
New York, NY 10017                      1996        counseling).

Thomas P. Gerrity (60)     Director     Director    Professor of Management, formerly       78           Director, ICG Commerce,
219 Grays Lane                          since       Dean Wharton School of Business,                     Inc.; Sunoco; Fannie Mae;
Haverford, PA 19041                     2001        University of Pennsylvania; formerly                 Reliance Group Holdings,
                                                    Director, IKON Office Solutions, Inc.,               Inc., CVS Corporation and
                                                    Fiserv, Digital Equipment Corporation                Knight-Ridder, Inc.
                                                    Investor Force Holdings, Inc. and
                                                    Union Carbide Corporation.

Gerard E. Jones (65)       Director     Director    Of Counsel, Shipman & Goodwin, LLP      78           Director of Tractor Supply
Shipman & Goodwin, LLP                  since       (law firm).                                          Company, Tiffany Foundation
43 Arch Street                          1996                                                             and Fairfield County
Greenwich, CT 06830                                                                                      Foundation.

Joseph J. Kearns (59)      Director     Director    Investment consultant; formerly CFO     78           Director, Electro Rent
6287 Via Escondido                      since       of The J. Paul Getty Trust.                          Corporation and The
Malibu, CA 90265                        2001                                                             Ford Family Foundation.

Vincent R. McLean (70)     Director     Director    Formerly Executive Vice President,      78           Director, Banner Life
702 Shackamaxon Drive                   since       Chief Financial Officer, Director and                Insurance Co.; William
Westfield, NJ 07090                     2001        Member of the Executive Committee of                 Penn Life Insurance
                                                    Sperry Corporation (now part of Unisys               Company of New York.
                                                    Corporation).

C. Oscar Morong, Jr. (66)  Director     Director    Managing Director, Morong Capital       78           Trustee and Chairman of the
1385 Outlook Drive West                 since       Management; formerly Senior Vice                     mutual funds in the Smith
Mountainside, NJ 07092                  2001        President and Investment Manager for                 Barney/CitiFunds fund
                                                    CREF, TIAA-CREF Investment                           complex; Director,
                                                    Management, Inc. (investment                         Ministers and Missionaries
                                                    management); formerly Director,                      Benefit Board of American
                                                    The Indonesia Fund (mutual                           Baptist Churches.
                                                    fund).

William G. Morton, Jr.(64) Director     Director    Chairman Emeritus and former Chief      78           Director of Radio Shack
100 Franklin Street                     since       Executive Officer of Boston Stock                    Corporation (electronics).
Boston, MA 02110                        2000        Exchange.

Michael Nugent (65)        Director     Director    General Partner, Triumph Capital, L.P. 207           Director of various
c/o Triumph Capital, L.P.               since       (private investment partnership);                    business organizations;
237 Park Avenue                         2001        formerly,                                            Chairman of the Insurance
New York, NY 10017                                  Vice President, Bankers Trust Company                Committee and Director or
                                                    and BT Capital Corporation.                          Trustee of the retail
                                                                                                         families of funds advised
                                                                                                         by Morgan Stanley
                                                                                                         Investment Advisors Inc.

Fergus Reid (69)           Director     Director    Chairman and Chief Executive Officer    78           Trustee and Director of
85 Charles Colman Blvd.                 Since       of Lumelite Plastics Corporation.                    approximately 30 investment
Pawling, NY 12564                       1996                                                             companies in the JPMorgan
                                                                                                         Funds complex managed by
                                                                                                         JPMorgan Investment
                                                                                                         Management Inc.

16

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         OVERVIEW

Director and Officer Information (cont'd)

Interested Directors:

                                                                                                      Number of
                                              Term of                                                 Portfolios in
                                              Office and                                              Fund            Other
                               Position(s)    Length of                                               Complex         Directorships
Name, Age and Address of       Held with      Time        Principal Occupation(s)                     Overseen by     Held by
Director                       Registrant     Served*     During Past 5 Years                         Director**      Director
---------------------------    ------------   ----------  ------------------------------------------  -------------   --------------
Barton M. Biggs (69)           Chairman       Chairman    Chairman, Director and Managing Director    78              Member of the
1221 Avenue of the Americas    and Director   and         of Morgan Stanley Investment Management                     Yale
New York, NY 10020                            Director    Inc. and Chairman and Director of Morgan                    Development
                                              since       Stanley Investment Management Limited;                      Board
                                              1996        Managing Director of Morgan Stanley & Co.
                                                          Incorporated; Director and Chairman of the
                                                          Board of various U.S. registered
                                                          companies managed by Morgan Stanley
                                                          Investment Management Inc.

Ronald E. Robison (63)         President      President   President and Trustee; Chief Operations     78
1221 Avenue of the Americas    and Director   since       Officer and Managing Director of Morgan
New York, NY 10020                            2001 and    Stanley Investment Management Inc.;
                                              Director    Managing Director of Morgan Stanley & Co.
                                              since       Incorporated; formerly, Managing Director
                                              2001        and Chief Operating Officer of TCW
                                                          Investment Management Company;
                                                          Director, Chief Administrative Officer and
                                                          President of various funds in the Fund
                                                          Complex.

----------------
* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment
   Managment Inc. and any funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Managment Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

Additonal information about the Fund's Directors can be found in the Fund's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1-800-281-2715. You may also retrieve this information on-line at the Securities and Exchange Commission's web site at "http://www.sec.gov". To aid you in obtaining this information on-line, the Fund's Central Index Key (CIK) number is 1011378 and the SAI is found within form type 485BPOS.

Officers:

                                             Position(s)  Term of Office
                                             Held with    and Length of
Name, Age and Address of Executive Officer   Registrant   Time Served*     Principal Occupation(s) During Past 5 Years
------------------------------------------   ----------   --------------   ---------------------------------------------------------
Ronald E. Robison (63)                       President    President since  Chief Global Operations Officer and Managing Director of
Morgan Stanley Investment Management Inc.    and          2001             Morgan Stanley Investment Management Inc.; Director
1221 Avenue of the Americas                  Director                      and President of various U.S. registered investment
New York, NY 10020                                                         companies managed by Morgan Stanley Investment Management
                                                                           Inc.; Previously, Managing Director and Chief Operating
                                                                           Officer of TCW Investment Management Company.

Stefanie V. Chang (35)                       Vice         Vice President   Executive Director of Morgan Stanley & Co. Incorporated
Morgan Stanley Investment Management Inc.    President    since 1997       and Morgan Stanley Investment Management Inc.; formerly,
1221 Avenue of the Americas                                                practiced law with the New York law firm of Rogers
New York, NY 10020                                                         & Wells (now Clifford Chance Rogers & Wells LLP);
                                                                           Vice President of certain funds in the Fund Complex.

Lorraine Truten (40)                         Vice         Vice President   Executive Director of Morgan Stanley Investment
Morgan Stanley Investment Management Inc.    President    since 2001       Management Inc.; Head of Global Client Services,
1221 Avenue of the Americas                                                Morgan Stanley Investment Management Inc.; President,
New York, NY 10020                                                         Morgan Stanley Fund Distribution, Inc. formerly,
                                                                           President of Morgan Stanley Institutional Fund Trust;
                                                                           Vice President of certain funds in the fund complex.

Mary E. Mullin (34)                          Secretary    Secretary        Vice President of Morgan Stanley & Co. Incorporated
Morgan Stanley Investment Management Inc.                 since            and Morgan Stanley Investment Management Inc.; formerly,
1221 Avenue of the Americas                               1999             practiced law with the New York law firms of McDermott,
New York, NY 10020                                                         Will & Emery and Skadden, Arps, Slate, Meagher & Flom
                                                                           LLP; Secretary of certain funds in the Fund Complex.

James A. Gallo (37)                          Treasurer    Treasurer since  Executive Director of Morgan Stanley Investment
Morgan Stanley Investment Management Inc.                 2001             Management Inc.; Treasurer of certain funds in the Fund
1221 Avenue of the Americas                                                Complex; formerly Director of Fund
New York, NY 10020                                                         Accounting at PFPC, Inc.

Belinda A. Brady (34)                        Assistant    Assistant        Fund Administration Senior Manager, J.P. Morgan
J.P. Morgan Investor Service Co.             Treasurer    Treasurer        Investor Services Co. formerly, Chase Global Funds
73 Tremont Street                                         since 2001       Services Company); formerly Senior Auditor at Price
Boston, MA 02108-3913                                                      Waterhouse LLP (now PricewaterhouseCoopers LLP);
                                                                           Assistant Treasurer of certain funds in the Fund Complex.

----------
* Each Officer serves an indefinite term, until his or her successor is elected.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         ANNUAL REPORTS - DECEMBER 31, 2001

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

Morgan Stanley Investments LP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Mayer, Brown & Platt LLP
1675 Broadway
New York, New York 10019-5820

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

This report is authorized for distribution only when preceded or accompanied by the prospects of The Universal Institutional Funds, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.

                                        THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                        ANNUAL REPORT - DECEMBER 31, 2001

[MORGAN STANLEY LOGO]

Mid Cap Growth Portfolio

                                        THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                        ANNUAL REPORT -- DECEMBER 31, 2001

Mid Cap Growth Portfolio

[CHART OF COMPOSITION OF NET ASSETS]

COMPOSITION OF NET ASSETS

-------------------------------------
Drugs                           10.7%
Software & Services              9.9
Electronics                      9.2
Publishing & Broadcast           8.2
Aerospace                        7.2
Other                           54.8
-------------------------------------

TOP FIVE HOLDINGS

                                                     PERCENT OF
SECURITY                       INDUSTRY              NET ASSETS
---------------------------------------------------------------
Titan Corp. (The)              Aerospace                    2.2%
Network Associates, Inc.       Software & Services          2.0
Lamar Advertising Co.          Publishing & Broadcast       2.0
Concord EFS, Inc.              Credit & Finance             1.9
Polycom, Inc.                  Telecom Equipment            1.8

PERFORMANCE COMPARED TO THE S&P MID CAP 400 INDEX

                                            TOTAL RETURNS(2)
                                      ----------------------------
                                        ONE          AVERAGE ANNUAL
                                       YEAR      SINCE INCEPTION(3)
------------------------------------------------------------------
Portfolio                             -29.31%               -4.36%
Index(1)                               -0.58                16.84

(1) The S&P Mid Cap 400 Index is a value weighted index of companies that generally have market values between $500 million and $10 billion, depending upon current equity market valuations, and represent a broad range of industry segments within the U.S. economy.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on October 18, 1999.

[CHART OF COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT]

                     MID CAP GROWTH     S&P MID CAP 400
                        PORTFOLIO           INDEX
10/18/99*                $10,000           $10,000
12/31/1999               $13,840           $12,059
12/31/2000               $12,825           $14,169
12/31/2001               $ 9,066           $14,087

* Commenced operations on October 18, 1999

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Mid Cap Growth Portfolio seeks long-term capital growth by investing primarily in common stocks and other equity securities. Investments in small- to medium-sized corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than investments in the general equity markets.

For the year ended December 31, 2001, the Portfolio had a total return of -29.31% compared to -0.58% for the S&P Mid Cap 400 Index (the "Index").

MARKET REVIEW

The past year was a very difficult period for growth investors. While many broad market indices, such as the Index, were essentially flat for the year, more growth-oriented benchmarks fared worse. For example, the Russell Mid Cap Growth Index and the NASDAQ each fell more than 20%.

Equity markets declined significantly during the first quarter of 2001, as investors became increasingly concerned about a rapidly slowing economy and the outlook for corporate earnings. This market decline, which originally was limited largely to technology, telecommunications, and media, became pervasive during the first quarter, with few sectors showing positive returns. Although markets rebounded during April and May, partly as a result of aggressive easing action by the Federal Reserve, that recovery proved to be short-lived. Stocks fell sharply during the third quarter, reflecting investors' uncertainties about the pace of economic recovery, prospects for corporate earnings, and the after-effects of the September 11 terrorist attacks. Equity markets recovered strongly during the fourth quarter of 2001, particularly in cyclical stocks. Economic news was mixed, but investors seemed to focus on the more positive data points (retail sales, consumer sentiment, initial jobless claims) and discount a strong recovery in early 2002.

Stock selection was the primary driver of the Portfolio's underperformance during 2001, reflecting in part investors' decided preference for value stocks. Stock selection was weakest within technology, heavy industry, and telephone services. All three sectors were negatively impacted by the dramatic economic slowdown and decrease in capital spending. In addition, telephone services companies, especially competitive local exchange carriers (CLECs), were hurt by their lack of access to the capital markets. Health care was a bright spot for stock selection, as a number of our stable growth holdings within the sector held up well despite the slowing economy.

Sector selection was also a negative contributor to performance. The Portfolio was overweighted in telephone services and health care, the worst and third-worst performing sectors within the benchmark, respectively. Underweights in consumer durables, consumer non-durables, and basic resources also detracted from relative results, as these generally defensive sectors performed well.

During the first quarter of 2001, we shifted from an investment strategy that was slightly tilted toward aggressive growth companies to one that favored more stable growth issues. We remained somewhat cautious throughout the second and third quarter, despite the strong run-up in the equity markets during April and May. We took advantage of market weakness during the summer and fall to do some selective buying in more aggressive areas, such as semiconductors, broadcasting, and biotechnology. Nevertheless, at year-end the Portfolio continued to hold a good number of stable growth stocks.

MARKET OUTLOOK

While we do anticipate an economic recovery in 2002, the timing and magnitude of any such recovery are by no means certain. Accordingly, we intend to stay flexible and seek to appropriately position the Portfolio for whatever economic recovery scenario may unfold.

January 2002

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         MID CAP GROWTH PORTFOLIO

                                         FINANCIAL STATEMENTS
                                         DECEMBER 31, 2001
Statement of Net Assets

                                                          VALUE
                                           SHARES         (000)
---------------------------------------------------------------
COMMON STOCKS (91.7%)
BASIC RESOURCES (0.8%)
SPECIALTY CHEMICALS (0.8%)
  Sigma-Aldrich Corp.                       6,600    $      260
---------------------------------------------------------------
BEVERAGES & PERSONAL PRODUCTS (1.8%)
BEVERAGES (1.8%)
  Dean Foods Co.                            3,700(a)        252
  Pepsi Bottling Group (The), Inc.         14,500           341
---------------------------------------------------------------
                                                            593
===============================================================
CONSUMER SERVICES (13.7%)
ENTERTAINMENT & LEISURE (3.0%)
  Electronic Arts, Inc.                     9,300(a)        558
  International Game Technology             6,200(a)        423
---------------------------------------------------------------
                                                            981
===============================================================
LODGING & CATERING (0.7%)
  MGM Mirage, Inc.                          7,800(a)        225
===============================================================
OTHER - CONSUMER SERVICES (1.8%)
  Apollo Group, Inc., Class A               7,800(a)        351
  Service Corp. International              48,600(a)        243
---------------------------------------------------------------
                                                            594
===============================================================
PUBLISHING & BROADCAST (8.2%)
  Cablevision Systems Corp.-Rainbow
    Media Group, Class A                   11,950(a)        295
  Charter Communications, Inc.             16,800(a)        276
  Fox Entertainment Group, Inc., Class A   15,000(a)        398
  Lamar Advertising Co., Class A           15,300(a)        648
  Univision Communications, Inc., Class A   7,900(a)        320
  USA Networks, Inc.                       16,400(a)        448
  Westwood One, Inc.                       11,600(a)        348
---------------------------------------------------------------
                                                          2,733
===============================================================
TOTAL CONSUMER SERVICES                                   4,533
===============================================================
ENERGY (4.0%)
OIL - DOMESTIC & CRUDE (1.1%)
  Murphy Oil Corp.                          4,300           362
===============================================================
OIL - OFFSHORE DRILLING (1.1%)
  GlobalSantaFe Corp.                      12,700           362
===============================================================
OIL - WELL EQUIPMENT & SERVICES (1.8%)
  BJ Services Co.                          12,100(a)        392
  Hanover Compressor Co.                    8,300(a)        210
---------------------------------------------------------------
                                                            602
===============================================================
TOTAL ENERGY                                              1,326
===============================================================
FINANCIAL SERVICES (6.8%)
BANKS (0.9%)
  Zions Bancorp.                            6,000           316
===============================================================
CREDIT & FINANCE (1.9%)
  Concord EFS, Inc.                        19,500(a)        639
===============================================================
INSURANCE (4.0%)
  Ace Ltd.                                  9,600           386
  Ambac Financial Group, Inc.               6,900           399
  Everest Re Group Ltd.                     4,600           325
  Gallagher, Arthur J. & Co.                6,000           207
---------------------------------------------------------------
                                                          1,317
===============================================================
TOTAL FINANCIAL SERVICES                                  2,272
===============================================================
FOOD & TOBACCO (0.7%)
TOBACCO (0.7%)
  R.J. Reynolds Tobacco Holdings, Inc.      4,000           225
===============================================================
HEALTH CARE (21.3%)
DRUGS (10.7%)
  Biovail Corp.                             9,900(a)        557
  Cephalon, Inc.                            4,200(a)        317
  Forest Laboratories, Inc., Class A        4,300(a)        352
  Genzyme Corp.                             9,000(a)        539
  Gilead Sciences, Inc.                     4,700(a)        309
  Icos Corp.                                3,800(a)        218
  IDEC Pharmaceuticals Corp.                5,700(a)        393
  InterMune, Inc.                           4,600(a)        227
  King Pharmaceuticals, Inc.                8,166(a)        344
  Protein Design Labs, Inc.                 9,000(a)        295
---------------------------------------------------------------
                                                          3,551
===============================================================
HEALTH SERVICES (4.9%)
  Caremark Rx, Inc.                        18,400(a)        300
  Health Management Associates,
    Inc., Class A                          22,600(a)        416
  Lincare Holdings, Inc.                   16,300(a)        467
  Quest Diagnostics, Inc.                   6,100(a)        437
---------------------------------------------------------------
                                                          1,620
===============================================================
HEALTH TECHNOLOGY (4.3%)
  Cytyc Corp.                              10,700(a)        279
  PerkinElmer, Inc.                        10,000           350
  St. Jude Medical, Inc.                    6,200(a)        482
  Stryker Corp.                             5,600           327
---------------------------------------------------------------
                                                          1,438
===============================================================
HOSPITAL SUPPLIES (1.4%)
  AmerisourceBergen Corp.                   7,500           477
===============================================================
TOTAL HEALTH CARE                                         7,086
===============================================================
HEAVY INDUSTRY/TRANSPORT (10.9%)
AEROSPACE (7.2%)
  Engineered Support Systems, Inc.          4,000           137
  L-3 Communications Holdings, Inc.         6,500(a)        585
  Lockheed Martin Corp.                     8,000           373
  Mercury Computer Systems, Inc.            6,400(a)        250
  Northrop Grumman Corp.                    3,200           323
  Titan Corp. (The)                        29,500(a)        736
---------------------------------------------------------------
                                                          2,404
===============================================================
BUSINESS SERVICES (2.5%)
  Celestica, Inc.                           3,900(a)        157
  Fiserv, Inc.                              9,050(a)        383
  Flextronics International Ltd.              100(a)          2
  Sanmina-SCI Corp.                        13,500(a)        269
---------------------------------------------------------------
                                                            811
===============================================================

    The accompanying notes are an integral part of the financial statements.   3


Statement of Net Assets (cont'd)

                                           SHARES         VALUE
                                                          (000)
===============================================================
HEAVY INDUSTRY/TRANSPORT (CONT'D)
MISCELLANEOUS INDUSTRIALS (1.2%)
  Shaw Group, Inc. (The)                   16,800(a) $      395
===============================================================
TOTAL HEAVY INDUSTRY/TRANSPORT                            3,610
===============================================================
RETAIL (5.2%)
DEPARTMENT STORES (1.0%)
  Penney (J.C.) Co., Inc.                  12,000           323
===============================================================
DISCOUNTERS (0.5%)
  99 Cents Only Stores                      4,500(a)        172
===============================================================
SPECIALTY SHOPS (3.7%)
  Amazon.com, Inc.                         19,600(a)        212
  Autozone, Inc.                            4,300(a)        309
  Bed Bath & Beyond, Inc.                  10,400(a)        352
  Blockbuster, Inc., Class A               14,400           363
---------------------------------------------------------------
                                                          1,236
===============================================================
TOTAL RETAIL                                              1,731
===============================================================
TECHNOLOGY (23.9%)
COMPUTERS & OFFICE EQUIPMENT (2.3%)
  Extreme Networks, Inc.                   25,400(a)        327
  QLogic Corp.                              9,500(a)        423
---------------------------------------------------------------
                                                            750
===============================================================
ELECTRONICS (9.2%)
  Cabot Microelectronics Corp.              3,900(a)        309
  Fairchild Semiconductor
    International, Inc.                    11,300(a)        319
  Integrated Device Technology, Inc.        9,100(a)        242
  KLA-Tencor Corp.                          6,800(a)        337
  Microchip Technology, Inc.                8,600(a)        333
  Microtune, Inc.                           8,200(a)        192
  MIPS Technologies, Inc., Class B         16,300(a)        130
  Novellus Systems, Inc.                    8,000(a)        316
  Nvidia Corp.                              7,500(a)        502
  RF Micro Devices, Inc.                   20,200(a)        388
---------------------------------------------------------------
                                                          3,068
===============================================================
SOFTWARE & SERVICES (9.9%)
  Affiliated Computer Services, Inc.,
    Class A                                 5,100(a)        541
  BMC Software, Inc.                       30,900(a)        506
  Lawson Software, Inc.                     2,100(a)         33
  Network Associates, Inc.                 26,100(a)        675
  Peregrine Systems, Inc.                  21,700(a)        322
  SunGuard Data Systems, Inc.              11,000(a)        318
  Symantec Corp.                            4,800(a)        318
  VeriSign, Inc.                            6,200(a)        236
  VERITAS Software Corp.                    7,800(a)        350
---------------------------------------------------------------
                                                          3,299
===============================================================
TELECOM EQUIPMENT (2.5%)
  Finisar Corp.                            22,900(a)        233
  Polycom, Inc.                            17,700(a)        603
---------------------------------------------------------------
                                                            836
===============================================================
TOTAL TECHNOLOGY                                          7,953
===============================================================
UTILITIES (2.6%)
TELEPHONE SERVICES (2.6%)
  Alamosa Holdings, Inc.                   20,700(a)        247
  TeleCorp PCS, Inc., Class A              23,800(a)        297
  Western Wireless Corp., Class A          11,300(a)        319
---------------------------------------------------------------
                                                            863
===============================================================
  TOTAL COMMON STOCKS (COST $27,735)                     30,452
===============================================================

                                             FACE
                                           AMOUNT
                                            (000)
===============================================================
SHORT - TERM INVESTMENT (5.4%)
REPURCHASE AGREEMENT (5.4%)
  J.P. Morgan Securities Inc., 1.65%,
    dated 12/31/01, due 1/02/02
    (COST $1,804)                         $ 1,804(b)      1,804
===============================================================
TOTAL INVESTMENTS (97.1%) (COST $29,539)                 32,256
===============================================================

                                           AMOUNT
                                            (000)
===============================================================
OTHER ASSETS (5.3%)
  Cash                                    $     6
  Receivable for Portfolio Shares Sold      1,655
  Receivable for Investments Sold              87
  Dividends Receivable                          7
  Other                                         1         1,756
===============================================================
LIABILITIES (-2.4%)
  Payable for Investments Purchased          (616)
  Investment Advisory Fees Payable           (120)
  Custodian Fees Payable                      (26)
  Administrative Fees Payable                  (9)
  Shareholder Reporting Expense Payable        (6)
  Professional Fees Payable                    (6)         (783)
===============================================================
NET ASSETS (100%)                                    $   33,229
===============================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
  Applicable to 3,806,946 outstanding $0.001 par
    value shares (authorized 500,000,000 shares)     $     8.73
===============================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                      $   41,766
Accumulated Net Realized Loss                           (11,254)
Unrealized Appreciation on Investments                    2,717
---------------------------------------------------------------
Net Assets                                           $   33,229
===============================================================

(a) - Non-income producing security

(b) - The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.

4    The accompanying notes are an integral part of the financial statements

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         FINANCIAL STATEMENTS

                                         MID CAP GROWTH PORTFOLIO

                                                                                    YEAR ENDED
                                                                             DECEMBER 31, 2001
Statement of Operations                                                                  (000)
==============================================================================================
INVESTMENT INCOME:
  Dividends                                                                            $    56
  Interest                                                                                  45
----------------------------------------------------------------------------------------------
    Total Income                                                                           101
==============================================================================================
EXPENSES:
  Investment Advisory Fees                                                                 174
  Less: Fees Waived                                                                        (79)
                                                                                       -------
  Net Investment Advisory Fees                                                              95
  Administrative Fees                                                                       65
  Custodian Fees                                                                            61
  Professional Fees                                                                         19
  Other                                                                                      3
----------------------------------------------------------------------------------------------
    Net Expenses                                                                           243
----------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                       (142)
----------------------------------------------------------------------------------------------
NET REALIZED LOSS ON:
  Investments Sold                                                                      (9,975)
----------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                                            3,042
----------------------------------------------------------------------------------------------
  NET REALIZED LOSS AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION                  (6,933)
----------------------------------------------------------------------------------------------
    NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $(7,075)
==============================================================================================

                                                                   YEAR ENDED         YEAR ENDED
                                                            DECEMBER 31, 2001  DECEMBER 31, 2000
Statement of Changes in Net Assets                                      (000)              (000)
=================================================================================================
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Loss                                                $   (142)           $   (41)
  Net Realized Loss                                                    (9,975)            (1,240)
  Change in Unrealized Appreciation/Depreciation                        3,042               (906)
------------------------------------------------------------------------------------------------
    Net Decrease in Net Assets Resulting from Operations               (7,075)            (2,187)
------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  In Excess of Net Realized Gain                                           --               (195)
------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscriptions                                                        40,007             23,942
  Distributions Reinvested                                                 --                 89
  Redemptions                                                         (17,089)            (7,122)
------------------------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from Capital Share
      Transactions                                                     22,918             16,909
------------------------------------------------------------------------------------------------
  Total Increase in Net Assets                                         15,843             14,527
NET ASSETS:
  Beginning of Period                                                  17,386              2,859
------------------------------------------------------------------------------------------------
  End of Period                                                      $ 33,229            $17,386
------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
------------------------------------------------------------------------------------------------
    Shares Subscribed                                                   4,139              1,709
    Shares Issued on Distributions Reinvested                              --                  6
    Shares Redeemed                                                    (1,739)              (514)
================================================================================================
    Net Increase in Capital Shares Outstanding                          2,400              1,201
================================================================================================

     The accompanying notes are an integral part of the financial statements   5

Financial Highlights
Selected Per Share Data and Ratios

                                                                YEAR ENDED DECEMBER 31,               PERIOD FROM
                                                            =============================       OCTOBER 18, 1999*
                                                                      2001       2000        TO DECEMBER 31, 1999
=====================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                           $     12.35   $  13.84                  $    10.00
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Loss                                                (0.04)     (0.03)                      (0.01)
  Net Realized and Unrealized Gain (Loss)                            (3.58)     (0.93)                       3.85
---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                 (3.62)     (0.96)                       3.84
=====================================================================================================================
DISTRIBUTIONS
  In Excess of Net Realized Gain                                        --      (0.53)                         --
=====================================================================================================================
NET ASSET VALUE, END OF PERIOD                                 $      8.73   $  12.35                  $    13.84
=====================================================================================================================
TOTAL RETURN                                                        (29.31)%    (7.33)%                     38.40%++
=====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                              $    33,229   $ 17,386                  $    2,859
Ratio of Expenses to Average Net Assets                               1.05%      1.05%                       1.05%**
Ratio of Net Investment Loss to Average Net Assets                   (0.61)%    (0.52)%                     (0.61)%**
Portfolio Turnover Rate                                                168%       171%                         52%
---------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period:
     Per Share Benefit to Net Investment Income                $      0.03   $   0.07                  $     0.15
Ratios Before Expense Limitation:
     Expenses to Average Net Assets                                   1.39%      2.29%                       8.06%**
     Net Investment Loss to Average Net Assets                       (0.95)%    (1.76)%                     (7.62)%**
---------------------------------------------------------------------------------------------------------------------

*  Commencement of operations
** Annualized
++ Not annualized

6    The accompanying notes are an integral part of the financial statements

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         ANNUAL REPORT - DECEMBER 31, 2001

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fourteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Mid Cap Growth Portfolio. The Portfolio seeks long-term capital growth by investing primarily in common stocks and other equity securities.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

   Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-dividend date.

   The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, and the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

  Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed (distributions in excess of) net investment income, accumulated net realized gain (loss) and paid-in capital.

  Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Morgan Stanley Investments LP (the "Adviser") (formerly Miller Anderson & Sherrerd LLP), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                            FROM $500
                        FIRST $500         MILLION TO          MORE THAN $1
PORTFOLIO                  MILLION         $1 BILLION               BILLION
===================================================================================
Mid Cap Growth               0.75%              0.70%                 0.65%

The Adviser has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.05%.

C. ADMINISTRATOR: Morgan Stanley Asset Management (the "Administrator"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. Certain employees of JPMIS are officers of the Fund.

D. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: The Fund, along with an affiliated open-end fund (collectively, the "Funds"), maintained a 364-day Credit Agreement (the "Agreement") with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds were provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds paid a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately
$150,000. The commitment fee and the arrangement fee were allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs were further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the year ended December 31, 2001, there were no amounts drawn down on the Facility. The Agreement expired on December 31, 2001. At December 31, 2001, the Fund did not expect to renew the Agreement.

F. OTHER: At December 31, 2001, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio (excluding foreign currency if applicable) were:

                                                              NET
     COST        APPRECIATION       DEPRECIATION     APPRECIATION
    (000)               (000)              (000)            (000)
-----------------------------------------------------------------
 $30,617               $3,626           $(1,987)          $1,639

For the year ended December 31, 2001, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $58,264,000 and $37,157,000, respectively. There were no purchases and sales of U.S. Government securities for the year ended December 31, 2001.

At December 31, 2001, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $9,743,000 all of which will expire on December 31, 2009. To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2001, the Portfolio deferred to

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         ANNUAL REPORT - DECEMBER 31, 2001

Notes to Financial Statements (cont'd)

January 1, 2002, for U.S. Federal income tax purposes, post-October capital losses of $434,000.

The realized gain distribution amount shown in the Statement of Changes in Net Assets for the year ended December 31, 2000 includes short-term realized gains which are treated as ordinary income for tax purposes of $195,000.

From time to time, a Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

G. SUPPLEMENTAL PROXY INFORMATION (UNAUDITED):

On October 11, 2001, a special meeting of the shareholders of the Fund was held. The following is a summary of the proposal presented and the total number of shares voted:

PROPOSAL:
 1. To elect the following Directors:

                                VOTES IN           VOTES
                                FAVOR OF          AGAINST
                               ==========        =========
John D. Barrett II             155,414,985       2,762,501
Barton M. Biggs                155,288,247       2,889,239
Thomas P. Gerrity              155,538,892       2,638,594
Gerard E. Jones                155,459,928       2,717,558
Joseph J. Kearns               155,546,582       2,630,904
Vincent R. McLean              155,491,072       2,686,414
C. Oscar Morong, Jr.           155,490,890       2,686,596
William G. Morton, Jr.         155,511,886       2,665,600
Michael Nugent                 155,357,868       2,819,618
Fergus Reid                    155,382,427       2,795,059
Ronald E. Robison              155,456,858       2,720,628

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Directors of The Universal Institutional Funds, Inc. -
Mid Cap Growth Portfolio

We have audited the accompanying statement of net assets of the Mid Cap Growth Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period from October 18, 1999 (commencement of operations) to December 31, 1999 were audited by other auditors whose report, dated February 11, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mid Cap Growth Portfolio of The Universal Institutional Funds, Inc. at December 31, 2001, the result of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 11, 2002

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         OVERVIEW

Director and Officer Information (Unaudited)

Independent Directors:

                                                                                                     Number of
                                              Term of                                                Portfolios in
                                              Office and                                             Fund             Other
                              Position(s)     Length of                                              Complex          Directorships
Name, Age and Address of      Held with       Time            Principal Occupation(s) During Past    Overseen by      Held
Director                      Registrant      Served*         5 Years                                Director**       by Director
------------------------      -----------     ----------      -----------------------------------    -------------    -------------
John D. Barrett II (66)       Director        Director        Chairman and Director of Barrett       78               Director of
565 Fifth Avenue                              since           Associates, Inc. (investment                            the Ashforth
New York, NY 10017                            1996            counseling).                                            Company (real
                                                                                                                      estate).

Thomas P. Gerrity (60)        Director        Director        Professor of Management, formerly      78               Director, ICG
219 Grays Lane                                since           Dean, Wharton School of Business,                       Commerce,
Haverford, PA 19041                           2001            University of Pennsylvania;                             Inc.; Sunoco;
                                                              formerly Director, IKON Office                          Fannie Mae;
                                                              Solutions, Inc., Fiserv, Digital                        Reliance
                                                              Equipment Corporation, Investor                         Group
                                                              Force Holding, Inc. and Union                           Holdings,
                                                              Carbide Corporation.                                    Inc., CVS
                                                                                                                      Corporation
                                                                                                                      and Knight-
                                                                                                                      Ridder, Inc.

Gerard E. Jones (65)          Director        Director        Of Counsel, Shipman & Goodwin, LLP     78               Director of
Shipman & Goodwin, LLP                        since           (lawfirm).                                              Tractor
43 Arch Street                                1996                                                                    Supply
Greenwich, CT 06830                                                                                                   Company,
                                                                                                                      Tiffany
                                                                                                                      Foundation,
                                                                                                                      and Fairfield
                                                                                                                      County
                                                                                                                      Foundation.

Joseph J. Kearns (59)         Director        Director        Investment consultant; formerly CFO    78               Director,
6287 Via Escondido                            since           of The J. Paul Getty Trust.                             Electro Rent
Malibu, CA 90265                              2001                                                                    Corporation
                                                                                                                      and The Ford
                                                                                                                      Family
                                                                                                                      Foundation

Vincent R. McLean (70)        Director        Director        Formerly Executive Vice President,     78               Director,
702 Shackamaxon Drive                         since           Chief Financial Officer, Director                       Banner Life
Westfield, NJ 07090                           2001            and Member of the Executive                             Insurance
                                                              Committee of Sperry Corporation                         Co.; William
                                                              (now part of Unisys Corporation).                       Penn Life
                                                                                                                      Insurance
                                                                                                                      Company
                                                                                                                      of New York.

C. Oscar Morong, Jr.(66)      Director        Director        Managing Director, Morong Capital      78               Trustee and
1385 Outlook Drive West                       since           Management; formerly Senior Vice                        Chairman of
Mountainside, NJ 07092                        2001            President and Investment Manager                        the mutual
                                                              for CREF, TIAA-CREF Investment                          funds in the
                                                              Management, Inc. (investment                            Smith Barney/
                                                              management); formerly Director,                         CitiFunds
                                                              The Indonesia Fund (mutual fund).                       fund complex;
                                                                                                                      Director,
                                                                                                                      Ministers and
                                                                                                                      Missionaries
                                                                                                                      Benefit Board
                                                                                                                      of American
                                                                                                                      Baptist
                                                                                                                      Churches.

William G. Morton, Jr.(64)    Director        Director        Chairman Emeritus and former Chief     78               Director of
100 Franklin Street                           since           Executive Officer of Boston Stock                       Radio Shack
Boston, MA 02110                              2000            Exchange.                                               Corporation
                                                                                                                      (electronics)

Michael Nugent (65)           Director        Director        General Partner, Triumph Capital, L.P. 207              Director of
c/o Triumph Capital, L.P.                     since           (private investment partnership);                       various
237 Park Avenue                               2001            formerly, Vice President, Bankers                       business
New York, NY 10017                                            Trust Company and BT Capital                            organizations;
                                                              Corporation.                                            Chairman of
                                                                                                                      the Insurance
                                                                                                                      Committee and
                                                                                                                      Director or
                                                                                                                      Trustee of
                                                                                                                      the retail
                                                                                                                      families of
                                                                                                                      funds advised
                                                                                                                      by Morgan
                                                                                                                      Stanley
                                                                                                                      Investment
                                                                                                                      Advisors Inc.

Fergus Reid (69)              Director        Director        Chairman and Chief Executive Officer   78               Trustee and
85 Charles Colman Blvd                        since           of Lumelite Plastics Corporation.                       Director of
Pawling, NY 12564                             1996                                                                    approximately
                                                                                                                      30 investment
                                                                                                                      companies in
                                                                                                                      the JPMorgan
                                                                                                                      Funds complex
                                                                                                                      managed by
                                                                                                                      JPMorgan
                                                                                                                      Investment
                                                                                                                      Management
                                                                                                                      Inc.

                                                                              11

Director and Officer Information (cont'd)

Interested Directors:

                                                                                                     Number of
                                              Term of                                                Portfolios in
                                              Office and                                             Fund             Other
                              Position(s)     Length of                                              Complex          Directorships
Name, Age and Address of      Held with       Time            Principal Occupation(s) During Past    Overseen by      Held
Director                      Registrant      Served*         5 Years                                Director**       by Director
------------------------      -----------     ----------      -----------------------------------    -------------    -------------
Barton M. Biggs (69)          Chairman        Chairman        Chairman, Director and Managing        78               Member of the
1221 Avenue of the Americas   and             and             Director of Morgan Stanley                              Yale
New York, NY 10020            Director        Director        Investment Management Inc. and                          Development
                                              since           Chairman and Director of Morgan                         Board
                                              1996            Stanley Investment Management
                                                              Limited; Managing Director of
                                                              Morgan Stanley & Co.
                                                              Incorporated; Director and Chairman
                                                              of the Board of various U.S.
                                                              registered companies managed by
                                                              Morgan Stanley Investment
                                                              Management Inc.

Ronald E. Robison (63)        President       President       President and Trustee; Chief          78
1221 Avenue of the Americas   and             since 2001      Operations Officer and Managing
New York, NY 10020            Director        and             Director of Morgan
                                              Director        Stanley Investment Management Inc.;
                                              since           Managing Director of Morgan
                                              2001            Stanley & Co. Incorporated;
                                                              formerly, Managing Director
                                                              and Chief Operating Officer of TCW
                                                              Investment Management Company;
                                                              Director, Chief Administrative
                                                              Officer and President of various
                                                              funds in the Fund Complex.

----------
* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment Managment Inc. and any funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Managment Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

Additonal information about the Fund's Directors can be found in the Fund's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1-800-281-2715. You may also retrieve this information on-line at the Securities and Exchange Commission's web site at "http://www.sec.gov". To aid you in obtaining this information on-line, the Fund's Central Index Key (CIK) number is 1011378 and the SAI is found within form type 485BPOS.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         OVERVIEW

Director and Officer Information (cont'd)

Officers:

                                                  Position(s)     Term of Office
                                                  Held with       and Length of
Name, Age and Address of Executive Officer        Registrant      Time Served*       Principal Occupation(s) During Past 5 Years
------------------------------------------        ----------      --------------     -------------------------------------------
Ronald E. Robison (63)                            President       President since    Chief Global Operations Officer and Managing
Morgan Stanley Investment Management Inc.         and             2001               Director of Morgan Stanley Investment
1221 Avenue of the Americas                       Director                           Management Inc.; Director and President of
New York, NY 10020                                                                   various U.S. registered investment companies
                                                                                     managed by Morgan Stanley Investment Management
                                                                                     Inc.; Previously, Managing Director and Chief
                                                                                     Operating Officer of TCW Investment Management
                                                                                     Company.

Stefanie V. Chang (35)                            Vice            Vice President     Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.         President       since 1997         Incorporated and Morgan Stanley Investment
1221 Avenue of the Americas                                                          Management Inc.; formerly, practiced law with
New York, NY 10020                                                                   the New York law firm of Rogers & Wells (now
                                                                                     Clifford Chance Rogers & Wells LLP); Vice
                                                                                     President of certain funds in the Fund Complex.

Lorraine Truten (40)                              Vice            Vice President     Executive Director of Morgan Stanley Investment
Morgan Stanley Investment Management Inc.         President       since 2001         Management Inc.; Head of Global Client
1221 Avenue of the Americas                                                          Services, Morgan Stanley Investment Management
New York, NY 10020                                                                   Inc.; President, Morgan Stanley Fund
                                                                                     Distribution, Inc. formerly President of Morgan
                                                                                     Stanley Institutional Fund Trust; Vice
                                                                                     President of certain funds in the Fund Complex.

Mary E. Mullin (34)                               Secretary       Secretary          Vice President of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.                         since 1999         Incorporated and Morgan Stanley Investment
1221 Avenue of the Americas                                                          Management Inc.; formerly, practiced law with
New York, NY 10020                                                                   the New York law firms of McDermott, Will &
                                                                                     Emery and Skadden, Arps, Slate, Meagher & Flom
                                                                                     LLP; Secretary of certain funds in the Fund
                                                                                     Complex.

James A. Gallo (37)                               Treasurer       Treasurer          Executive Director of Morgan Stanley
Morgan Stanley Investment Management Inc.                         since              Investment Management Inc.; Treasurer of
1221 Avenue of the Americas                                       2001               certain funds in the Fund Complex; formerly
New York, NY 10020                                                                   Director of Fund Accounting at PFPC, Inc.

Belinda A. Brady (34)                             Assistant       Assistant          Fund Administration Senior Manager, J.P. Morgan
J.P. Morgan Investor Service Co.                  Treasurer       Treasurer          Investor Services Co. (formerly, Chase Global
73 Tremont Street                                                 since 2001         Funds Services Company); formerly Senior
Boston, MA 02108-3913                                                                Auditor at Price Waterhouse LLP (now
                                                                                     PricewaterhouseCoopers LLP); Assistant
                                                                                     Treasurer of certain funds in the Fund Complex.


----------
 * Each Officer serves an indefinite term, until his or her successor is elected.

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

Morgan Stanley Investments LP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Mayer, Brown & Platt LLP
1675 Broadway
New York, New York 10019-5820

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

This report is authorized for distribution only when preceded or accompanied by the prospectus of The Universal Institutional Funds, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.

[MORGAN STANLEY LOGO]

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         ANNUAL REPORT--DECEMBER 31, 2001

Mid Cap Value Portfolio

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         ANNUAL REPORT--DECEMBER 31, 2001

Mid Cap Value Portfolio

[CHART OF COMPOSITION OF NET ASSETS]

Banks                                                  10.1%
Software & Services                                     8.7
Electronics                                             7.3
Health Services                                         6.8
Publishing & Broadcast                                  6.7
Other                                                  60.4

TOP FIVE HOLDINGS

                                                         PERCENT OF
SECURITY                        INDUSTRY                 NET ASSETS
--------------------------------------------------------------------
Adelphia Communications Corp.   Publishing & Broadcast          2.7%
Peregrine Systems, Inc.         Software & Services             2.1
Valassis Communications, Inc.   Publishing & Broadcast          2.0
Calpine Corp.                   Electric Power                  1.8
Bally Total Fitness Holding
Corp.                           Entertainment & Leisure         1.7

PERFORMANCE COMPARED TO THE S&P MID CAP 400 INDEX

                                              TOTAL RETURNS(2)
                                     ---------------------------------------
                                         ONE                 AVERAGE ANNUAL
                                        YEAR              SINCE INCEPTION(3)
----------------------------------------------------------------------------
Portfolio                             -3.15%                         16.07%
Index(1)                              -0.58                          16.45

(1) The S&P Mid Cap 400 Index is a value weighted index of companies that generally have market values between $500 million and $10 billion, depending upon current equity market valuations, and represent a broad range of industry segments within the U.S. economy.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3) Commenced operations on January 2, 1997.

[CHART OF COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT]

                MID CAP VALUE              S&P MID CAP
                  PORTFOLIO                 400 INDEX
1/2/1997*          $10,000                   $10,000
12/31/1997         $14,093                   $13,405
12/31/1998         $16,337                   $15,968
12/31/1999         $19,623                   $18,318
12/31/2000         $21,733                   $21,524
12/31/2001         $21,049                   $21,399

* Commenced operations on January 2, 1997

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Mid Cap Value Portfolio seeks above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities. Investments in medium-sized corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than investments in the general equity markets.

For the year ended December 31, 2001, the Portfolio had a total return of -3.15% compared to -0.58% for the S&P Mid Cap 400 Index (the "Index").

MARKET REVIEW

Following a significant sell-off during the third quarter of 2001 due to the tragic events of September 11, the stock market rallied during the fourth quarter of 2001 as investors anticipated a swift economic recovery. Mid-cap stocks outperformed large-cap stocks for the year although the small-cap stocks were the best performers during the past twelve months. For the year, energy and telephone services were the worst performing sectors followed by technology, healthcare, and utilities while consumer staples and durables were the best performers.

During the past twelve months, there were three themes that contributed to the Portfolio's underperformance: exposure to independent power producers, selected holdings within telephone services, and the events of September 11. Independent power producers were impacted due to fears that they would not be paid for power sold to the State of California. After the payment uncertainty was resolved, the companies continued to underperform due to falling electricity prices. Within telephone services, stocks underperformed due to concerns over future financing. Finally, following the events of September 11, companies with higher debt levels experienced a decline in value and dampened relative returns due to fears that a continued economic slowdown would hamper their ability to reduce their debt burden. As investors anticipated a sharp reduction in travel, stocks of a large cruise line, and of a commercial aerospace supplier, underperformed. Positive contributors to relative performance during the period included less-than-Index exposure to energy and telephone services and strong stock selection within heavy industry, technology, and health care.

During the third quarter of 2001, we were becoming more bullish on the prospects for a turnaround in business investment and we increased the Portfolio's exposure to capital equipment companies and selected industries within technology which dampened Portfolio results following the events of September
11. As valuations compressed, we remained committed to this Portfolio positioning and added to certain companies. We remained cautious on consumer spending and, as a result, continued to underweight retail, consumer durables, and credit-sensitive financials. We modestly reduced the Portfolio's exposure to health care and maintained an underweight in energy.

MARKET OUTLOOK

Our near-term outlook remains bearish on profits but we are optimistic that the economy should begin to improve during the first half of 2002 due to aggressive monetary policy and fiscal stimulus.

January 2002

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         MID CAP VALUE PORTFOLIO

                                         FINANCIAL STATEMENTS
                                         DECEMBER 31, 2001

Statement of Net Assets

                                                                           VALUE
                                                            SHARES         (000)
--------------------------------------------------------------------------------
COMMON STOCKS (96.0%)
BASIC RESOURCES (4.9%)
BASIC CHEMICALS (1.0%)
  Eastman Chemical Co.                                      37,900      $  1,479
  Olin Corp.                                                 7,400           119
--------------------------------------------------------------------------------
                                                                           1,598
================================================================================
CONTAINERS (1.7%)
  Pactiv Corp.                                              30,500           542
  Temple-Inland, Inc.                                       42,100         2,388
--------------------------------------------------------------------------------
                                                                           2,930
================================================================================
PAPER (1.2%)
  Bowater, Inc.                                             17,600           840
  Gaylord Container Corp., Class A                          12,800(a)         13
  Longview Fibre Co.                                         1,200            14
  Louisiana-Pacific Corp.                                   34,500           291
  Sappi Ltd. ADR                                            89,800           920
--------------------------------------------------------------------------------
                                                                           2,078
================================================================================
SPECIALTY CHEMICALS (0.6%)
  AMETEK, Inc.                                               2,800            89
  Cabot Corp.                                               17,000           607
  Millipore Corp.                                            3,000           182
  W.R. Grace & Co.                                          30,700(a)         48
--------------------------------------------------------------------------------
                                                                             926
================================================================================
STEEL (0.4%)
  AK Steel Holding Corp.                                    30,000           341
  UCAR International, Inc.                                  35,500           380
--------------------------------------------------------------------------------
                                                                             721
================================================================================
TOTAL BASIC RESOURCES                                                      8,253
================================================================================
BEVERAGES & PERSONAL PRODUCTS (0.4%)
BEVERAGES (0.1%)
  Dean Foods Co.                                             2,373(a)        162
================================================================================
PERSONAL PRODUCTS (0.3%)
  Fortune Brands, Inc.                                      13,300           526
================================================================================
TOTAL BEVERAGES & PERSONAL PRODUCTS                                          688
================================================================================
CONSUMER DURABLES (4.1%)
AUTOMOTIVE RELATED (2.9%)
  Lear Corp.                                                40,000(a)      1,525
  SPX Corp.                                                 15,900         2,177
  Tower Automotive, Inc.                                   127,200         1,149
--------------------------------------------------------------------------------
                                                                           4,851
================================================================================
BUILDING & HOUSING (0.7%)
  American Standard Cos., Inc.                              17,700(a)      1,208
================================================================================
RECREATION & TOYS (0.5%)
  Hasbro, Inc.                                              49,600           805
================================================================================
TOTAL CONSUMER DURABLES                                                    6,864
================================================================================
CONSUMER SERVICES (12.0%)

ENTERTAINMENT & LEISURE (3.5%)
  Bally Total Fitness Holding Corp.                        134,000(a)      2,889
  Electronic Arts, Inc.                                     29,500(a)      1,769
  Royal Carribean Cruises Ltd.                              26,500           429
  Six Flags, Inc.                                           56,800      $    874
--------------------------------------------------------------------------------
                                                                           5,961
================================================================================
LODGING & CATERING (1.2%)
  Cendant Corp.                                             63,500(a)      1,245
  Park Place Entertainment Corp.                            89,700           823
--------------------------------------------------------------------------------
                                                                           2,068
================================================================================
OTHER (0.6%)
  ARAMARK Corp., Class B                                    35,100(a)        944
================================================================================
PUBLISHING & BROADCAST (6.7%)
  Adelphia Communications Corp.                            144,300(a)      4,499
  Alliance Atlantis Communications,
    Inc., Class B                                           17,400(a)        197
  Emmis Communications Corp.                                18,600(a)        440
  Interpublic Group of Cos., Inc.                           51,000         1,506
  News Corp. Ltd. ADR                                       12,305           326
  Readers Digest Association, Inc.
  (The), Class A                                            45,600         1,052
  Valassis Communications, Inc.                             93,900         3,345
--------------------------------------------------------------------------------
                                                                          11,365
================================================================================
TOTAL CONSUMER SERVICES                                                   20,338
================================================================================
ENERGY (4.7%)
NATURAL GAS (1.5%)
  Aquila, Inc., Class A                                     13,700(a)        234
  Dynegy, Inc.                                              62,000         1,581
  Equitable Resources, Inc.                                 21,500           733
--------------------------------------------------------------------------------
                                                                           2,548
================================================================================
OIL - DOMESTIC & CRUDE (0.6%)
  Ocean Energy, Inc.                                         5,600           107
  XTO Energy, Inc.                                          47,250           827
--------------------------------------------------------------------------------
                                                                             934
================================================================================
OIL - OFFSHORE DRILLING (1.8%)
  ENSCO International, Inc.                                  7,200           179
  GlobalSantaFe Corp.                                       38,755         1,105
  Nabors Industries, Inc.                                    2,000(a)         68
  Noble Drilling Corp.                                      17,300(a)        589
  Precision Drilling Corp.                                  42,400         1,095
--------------------------------------------------------------------------------
                                                                           3,036
================================================================================
OIL - WELL EQUIPMENT & SERVICES (0.8%)
  Baker Hughes, Inc.                                         4,900           179
  BJ Services Co.                                           24,200(a)        785
  Hanover Compressor Co.                                     8,000           202
  National-Oilwell, Inc.                                    11,000(a)        227
--------------------------------------------------------------------------------
                                                                           1,393
================================================================================
TOTAL ENERGY                                                               7,911
================================================================================
FINANCIAL SERVICES (17.7%)
BANKS (10.1%)
  Banknorth Group, Inc.                                     42,700           962
  Charter One Financial, Inc.                               27,259           740
  Comerica, Inc.                                            12,900           739
  Compass Bancshares, Inc.                                   6,400           181

     The accompanying notes are an integral part of the financial statements   3


Statement of Net Assets (cont'd)

                                                                           VALUE
                                                            SHARES         (000)
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS (CONT'D)
  Cullen/Frost Bankers, Inc.                                24,200      $    747
  Dime Bancorp, Inc.                                        14,900           538
  First Tennessee National Corp.                            12,500           453
  Golden State Bancorp., Inc.                               67,900         1,776
  Greenpoint Financial Corp.                                14,900           533
  Hibernia Corp., Class A                                   53,100           945
  Key Corp.                                                  1,600            39
  Marshall & Ilsley Corp.                                   10,300           652
  Mellon Financial Corp.                                    61,700         2,321
  National Commerce Financial
  Corp.                                                     24,800           627
  North Fork Bancorp., Inc.                                 20,100           643
  Pacific Century Financial Corp.                            6,900           179
  PNC Financial Services Group                              17,300           972
  Provident Financial Group, Inc.                            4,000           105
  Sovereign Bancorp., Inc.                                  51,300           628
  State Street Corp.                                        13,800           721
  UnionBanCal Corp.                                          4,900           186
  Washington Mutual, Inc.                                   58,100         1,900
  Zions Bancorp.                                            10,300           541
--------------------------------------------------------------------------------
                                                                          17,128
================================================================================
CREDIT & FINANCE (0.4%)
  Downey Financial Corp.                                    14,400           594
  GATX Corp.                                                 4,700           153
--------------------------------------------------------------------------------
                                                                             747
================================================================================
INSURANCE (4.7%)
  Ace Ltd.                                                  51,300         2,060
  Allmerica Financial Corp.                                 44,300         1,974
  American Financial Group, Inc.                            23,100           567
  Everest Re Group Ltd.                                      8,800           622
  Loews Corp.                                               18,500         1,024
  MBIA, Inc.                                                 4,200           225
  Old Republic International Corp.                          24,300           681
  Prudential Financial, Inc.                                10,900(a)        362
  SAFECO Corp.                                              13,900           433
--------------------------------------------------------------------------------
                                                                           7,948
================================================================================
INVESTMENT COMPANIES (2.5%)
  Bear Stearns Cos., Inc.                                   22,800         1,337
  E*Trade Group, Inc.                                       62,600(a)        641
  Franklin Resources, Inc.                                  21,000           741
  SEI Investments Co.                                       28,000         1,263
  Waddell & Reed Financial, Inc.                             5,000           161
--------------------------------------------------------------------------------
                                                                           4,143
================================================================================
TOTAL FINANCIAL SERVICES                                                  29,966
================================================================================
FOOD & TOBACCO (2.2%)
FOOD PRODUCTS (1.3%)
  Flowers Foods, Inc.                                        4,840(a)        193
  Heinz (H.J.) Co.                                          17,500           720
  Sara Lee Corp.                                            39,000           867
  Tyson Foods, Inc., Class A                                39,471      $    456
--------------------------------------------------------------------------------
                                                                           2,236
================================================================================
TOBACCO (0.9%)
  R.J. Reynolds Tobacco Holdings,
    Inc.                                                    26,600         1,497
================================================================================
TOTAL FOOD & TOBACCO                                                       3,733
================================================================================
HEALTH CARE (14.5%)
DRUGS (5.1%)
  Allergan, Inc.                                             4,700           353
  Alpharma, Inc., Class A                                    9,800           259
  Cephalon, Inc.                                             5,400(a)        408
  Genzyme Corp.                                             11,800(a)        706
  Gilead Sciences, Inc.                                     26,900(a)      1,768
  Icos Corp.                                                   900(a)         52
  Idec Pharmaceuticals Corp.                                19,500(a)      1,344
  IVAX Corp.                                                31,275(a)        630
  Medimmune, Inc.                                           24,700(a)      1,145
  Protein Design Labs, Inc.                                 10,400           341
  Sepracor, Inc.                                            13,000           742
  Transkaryotic Therapies, Inc.                             19,000           813
--------------------------------------------------------------------------------
                                                                           8,561
================================================================================
HEALTH SERVICES (6.8%)
  Anthem, Inc.                                              17,800(a)        881
  Apria Healthcare Group, Inc.                              47,300(a)      1,182
  Caremark Rx, Inc.                                        164,300(a)      2,680
  Covance, Inc.                                             17,100(a)        388
  Express Scripts, Inc.                                     10,900(a)        510
  First Health Group Corp.                                  14,200(a)        351
  Health Net, Inc.                                          40,600(a)        884
  Laboratory Corp of America
    Holdings                                                 5,500(a)        445
  LifePoint Hospitals, Inc.                                 15,300(a)        521
  Quest Diagnostics, Inc.                                   31,100         2,230
  Tenet Healthcare Corp.                                     5,700           335
  Trigon Healthcare, Inc.                                    8,800           611
  Universal Health Services, Inc.                           12,000           513
--------------------------------------------------------------------------------
                                                                          11,531
================================================================================
HEALTH TECHNOLOGY (2.2%)
  Apogent Technologies, Inc.                                28,400(a)        733
  Invitrogen Corp.                                           5,400(a)        334
  St. Jude Medical, Inc.                                    26,700         2,073
  Varian Medical Systems, Inc.                               9,200           656
--------------------------------------------------------------------------------
                                                                           3,796
================================================================================
HOSPITAL SUPPLIES (0.4%)
  Patterson Dental Co.                                      17,100           700
================================================================================
TOTAL HEALTH CARE                                                         24,588
================================================================================
HEAVY INDUSTRY/TRANSPORT (6.0%)
AEROSPACE (2.6%)
  Goodrich Corp.                                            38,500         1,025
  Lockheed Martin Corp.                                          1            --@
  Northrop Grumman Corp.                                     5,600           565

4    The accompanying notes are an integral part of the financial statements


                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         MID CAP VALUE PORTFOLIO

                                         FINANCIAL STATEMENTS
                                         DECEMBER 31, 2001

Statement of Net Assets (cont'd)

                                                                           VALUE
                                                            SHARES         (000)
--------------------------------------------------------------------------------
HEAVY INDUSTRY/TRANSPORT (CONT'D)
  Raytheon Co.                                              41,500      $  1,347
  Titan Corp. (The)                                         61,000         1,522
--------------------------------------------------------------------------------
                                                                           4,459
================================================================================
AIR TRANSPORT (0.2%)
  Southwest Airlines Co.                                    18,200           336
================================================================================
BUSINESS SERVICES (1.2%)
  Allied Waste Industries, Inc.                             48,000(a)        675
  Bisys Group, Inc.                                          9,200(a)        589
  Sanmina-SCI Corp.                                         23,616(a)        470
  United Rentals, Inc.                                      13,200(a)        299
--------------------------------------------------------------------------------
                                                                           2,033
================================================================================
MACHINERY (0.9%)
  Cooper Industries, Inc.                                   28,000           978
  Parker-Hannifin Corp.                                     11,500           528
--------------------------------------------------------------------------------
                                                                           1,506
================================================================================
MISCELLANEOUS INDUSTRIALS (0.5%)
  Martin Marietta Materials, Inc.                            9,600           448
  Thermo Electron Corp.                                     16,400(a)        391
--------------------------------------------------------------------------------
                                                                             839
================================================================================
RAILROADS (0.4%)
  Burlington Northern Santa Fe Corp.                        20,700           590
================================================================================
SHIPPING & FREIGHT (0.2%)
  CNF, Inc.                                                  8,900           299
================================================================================
TOTAL HEAVY INDUSTRY/TRANSPORT                                            10,062
================================================================================
RETAIL (3.9%)
APPAREL (0.1%)
  Jones Apparel Group, Inc.                                  6,300(a)        209
================================================================================
DEPARTMENT STORES (0.4%)
  Dollar Tree Stores, Inc.                                  23,500(a)        726
================================================================================
DISCOUNTERS (1.8%)
  BJ's Wholesale Club, Inc.                                 28,300(a)      1,248
  Costco Wholesale Corp.                                     3,900(a)        173
  Dollar General Corp.                                      75,200         1,121
  K Mart Corp.                                              85,400           466
--------------------------------------------------------------------------------
                                                                           3,008
================================================================================
FOOD & DRUG RETAILERS (0.6%)
  Kroger Co.                                                48,800(a)      1,018
================================================================================
RESTAURANTS (0.2%)
  Brinker International, Inc.                                9,400(a)        280
================================================================================
SPECIALTY SHOPS (0.8%)
  Abercrombie & Fitch Co., Class A                          19,700(a)        523
  Barnes & Noble, Inc.                                      12,600(a)        373
  Coach, Inc.                                               10,700(a)        417
--------------------------------------------------------------------------------
                                                                           1,313
================================================================================
TOTAL RETAIL                                                               6,554
================================================================================
TECHNOLOGY (19.5%)
COMPUTERS & OFFICE EQUIPMENT (0.7%)
  3Com Corp.                                                90,600           578
  Compaq Computer Corp.                                     53,600      $    523
--------------------------------------------------------------------------------
                                                                           1,101
================================================================================
ELECTRONICS (7.3%)
  Avnet, Inc.                                               37,300           950
  Conexant Systems, Inc.                                   109,600(a)      1,574
  Integrated Device Technology,
    Inc.                                                    59,000(a)      1,569
  LSI Logic Corp.                                          102,900(a)      1,624
  National Semiconductor Corp.                              38,600(a)      1,188
  Power-One, Inc.                                           45,300           472
  RF Micro Devices, Inc.                                     6,400(a)        123
  SanDisk Corp.                                             60,000           864
  Solectron Corp.                                          236,400(a)      2,667
  Teradyne, Inc.                                            25,300           762
  Vishay Intertechnology, Inc.                              30,700(a)        599
--------------------------------------------------------------------------------
                                                                          12,392
================================================================================
SOFTWARE & SERVICES (8.7%)
  Affiliated Computer Services,
    Inc., Class A                                           17,300(a)      1,836
  Amdocs Ltd.                                               55,600         1,889
  BMC Software, Inc.                                        66,700(a)      1,092
  Checkfree Corp.                                           15,300(a)        275
  DST Systems, Inc.                                         35,600(a)      1,775
  Peregrine Systems, Inc.                                  235,000         3,485
  Rational Software Corp.                                   51,900         1,012
  RSA Security, Inc.                                        40,100(a)        700
  SunGard Data Systems, Inc.                                74,500         2,155
  Wind River Systems, Inc.                                  27,700(a)        496
--------------------------------------------------------------------------------
                                                                          14,715
================================================================================
TELECOM EQUIPMENT (2.8%)
  DMC Stratex Networks, Inc.                                48,600(a)        378
  Enterasys Networks, Inc.                                  64,400(a)        570
  Lucent Technologies, Inc.                                187,600         1,180
  Polycom, Inc.                                             15,000(a)        511
  Powerwave Technologies, Inc.                              71,000(a)      1,227
  Scientific-Atlanta, Inc.                                  37,300           893
--------------------------------------------------------------------------------
                                                                           4,759
================================================================================
TOTAL TECHNOLOGY                                                          32,967
================================================================================
UTILITIES (6.1%)
ELECTRIC POWER (4.3%)
  Allete, Inc.                                                 800            20
  Black Hills Corp.                                          3,650           124
  Calpine Corp.                                            176,500(a)      2,963
  DTE Energy Co.                                                 1            --@
  FirstEnergy Corp.                                         45,200         1,581
  Mirant Corp.                                              35,003(a)        561
  Pinnacle West Capital Corp.                                1,600            67
  Potomac Electric Power Co.                                23,500           530
  PPL Corp., Inc.                                            8,800           307
  Reliant Resources, Inc.                                   64,200         1,060
--------------------------------------------------------------------------------
                                                                           7,213
================================================================================

     The accompanying notes are an integral part of the financial statements   5


Statement of Net Assets

                                                                           VALUE
                                                            SHARES         (000)
--------------------------------------------------------------------------------
UTILITIES (CONT'D)
NATURAL GAS PIPELINES (1.2%)
  Kinder Morgan Management LLC                              45,375(a)   $  1,720
  Sempra Energy                                             15,400           378
--------------------------------------------------------------------------------
                                                                           2,098
================================================================================
TELEPHONE SERVICES (0.6%)
  Pinnacle Holdings, Inc.                                   30,700            10
  Qwest Communications
    International, Inc.                                     32,100           454
  Triton PCS Holdings, Inc.                                 18,700           549
--------------------------------------------------------------------------------
                                                                           1,013
================================================================================
TOTAL UTILITIES                                                           10,324
================================================================================
  TOTAL COMMON STOCKS (COST $147,279)                                    162,248
================================================================================

                                                              FACE
                                                            AMOUNT
                                                             (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (6.0%)
REPURCHASE AGREEMENT (6.0%)
  J.P. Morgan Securities Inc.,
    1.65%, dated 12/31/01, due
    1/02/02 (COST $10,081)                                $ 10,081(b)     10,081
================================================================================
TOTAL INVESTMENTS (102.0%) (COST $157,360)                               172,329
================================================================================

                                                            AMOUNT
                                                             (000)
================================================================================
OTHER ASSETS (3.7%)
  Cash                                                   $      10
  Receivable for Investments Sold                            5,764
  Receivable for Portfolio Shares Sold                         404
  Dividends Receivable                                         111
  Interest Receivable                                            1
  Other Assets                                                   2         6,292
================================================================================
LIABILITIES (-5.7%)
  Payable for Investments Purchased                         (9,175)
  Investment Advisory Fees Payable                            (324)
  Payable for Portfolio Shares Redeemed                        (47)
  Administrative Fees Payable                                  (39)
  Custodian Fees Payable                                       (31)
  Shareholder Reporting Expense Payable                        (18)
  Professional Fees Payable                                     (6)
  Directors' Fees and Expenses Payable                          (1)       (9,641)
================================================================================
NET ASSETS (100%)                                                    $   168,980
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE

  Applicable to 11,602,164 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)                           $     14.56
================================================================================

                                                                          AMOUNT
                                                                           (000)
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                      $   169,003
Accumulated Net Realized Loss                                            (14,992)
Unrealized Appreciation on Investments                                    14,969
--------------------------------------------------------------------------------
Net Assets                                                           $   168,980
================================================================================

(a) -- Non-income producing security.
(b) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
@ -- Value is less than $500.
ADR -- American Depositary Receipt

6    The accompanying notes are an integral part of the financial statements

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         FINANCIAL STATEMENTS

                                         MID CAP VALUE PORTFOLIO

                                                                                                                        YEAR ENDED
                                                                                                                 DECEMBER 31, 2001
Statement of Operations                                                                                                      (000)
==================================================================================================================================
INVESTMENT INCOME:
  Dividends                                                                                                             $      857
  Interest                                                                                                                     355
----------------------------------------------------------------------------------------------------------------------------------
    Total Income                                                                                                             1,212
----------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                                                                                                     900
  Less: Fees Waived                                                                                                            (55)
                                                                                                                              ----
  Net Investment Advisory Fees                                                                                                 845
  Administrative Fees                                                                                                          315
  Custodian Fees                                                                                                                40
  Professional Fees                                                                                                             28
  Shareholder Reporting                                                                                                         23
  Directors' Fees and Expenses                                                                                                   3
  Other                                                                                                                          8
----------------------------------------------------------------------------------------------------------------------------------
    Net Expenses                                                                                                             1,262
----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                                                            (50)
----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED LOSS ON:
  Investments Sold                                                                                                         (13,353)
----------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                                                                               11,893
----------------------------------------------------------------------------------------------------------------------------------
  NET REALIZED LOSS AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION                                                      (1,460)
----------------------------------------------------------------------------------------------------------------------------------
    NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                $   (1,510)
==================================================================================================================================

                                                                                              YEAR ENDED                YEAR ENDED
                                                                                       DECEMBER 31, 2001         DECEMBER 31, 2000
Statement of Changes in Net Assets                                                                 (000)                     (000)
==================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                                                $      (50)               $      99
  Net Realized Gain (Loss)                                                                       (13,353)                   8,395
  Change in Unrealized Appreciation/Depreciation                                                  11,893                   (1,872)
----------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations                               (1,510)                   6,622
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  Net Investment Income                                                                               --                     (107)
  Net Realized Gain                                                                                   --                   (9,220)
  In Excess of Net Realized Gain                                                                    (141)                  (1,500)
----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                                             (141)                 (10,827)
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscriptions                                                                                  125,529                   45,958
  Distributions Reinvested                                                                           141                   10,828
  Redemptions                                                                                    (41,272)                 (20,455)
----------------------------------------------------------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from Capital Share Transactions                          84,398                   36,331
----------------------------------------------------------------------------------------------------------------------------------
  Total Increase in Net Assets                                                                    82,747                   32,126
NET ASSETS:
  Beginning of Period                                                                             86,233                   54,107
----------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                                               $  168,980                $  86,233
----------------------------------------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
----------------------------------------------------------------------------------------------------------------------------------
    Shares Subscribed                                                                              8,754                    2,787
    Shares Issued on Distributions Reinvested                                                          9                      721
    Shares Redeemed                                                                               (2,892)                  (1,242)
----------------------------------------------------------------------------------------------------------------------------------
    Net Increase in Capital Shares Outstanding                                                     5,871                    2,266
==================================================================================================================================

     The accompanying notes are an integral part of the financial statements   7

Financial Highlights
Selected Per Share Data and Ratios

                                                                 YEAR ENDED DECEMBER 31,                  PERIOD FROM
                                                        ======================================       JANUARY 2, 1997*
                                                          2001      2000      1999      1998     TO DECEMBER 31, 1997
=====================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                   $  15.05   $ 15.62   $ 14.92   $ 13.32           $ 10.00
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                            (0.00)+    0.02      0.03      0.04              0.02
  Net Realized and Unrealized Gain (Loss)                 (0.47)     1.62      2.81      2.04              4.05
---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                      (0.47)     1.64      2.84      2.08              4.07
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                      --     (0.02)    (0.03)    (0.03)            (0.02)
  Net Realized Gain                                          --     (1.83)    (2.11)    (0.45)            (0.73)
  In Excess of Net Realized Gain                          (0.02)    (0.36)       --        --                --
---------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (0.02)    (2.21)    (2.14)    (0.48)            (0.75)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $  14.56   $ 15.05   $ 15.62   $ 14.92           $ 13.32
=====================================================================================================================
TOTAL RETURN                                              (3.15)%   10.75%    20.19%    15.85%            40.93%++
=====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                      $168,980   $86,233   $54,107   $31,381           $11,461
Ratio of Expenses to Average Net Assets                    1.05%     1.05%     1.05%     1.05%             1.05%**
Ratio of Net Investment Income (Loss) to Average Net
  Assets                                                  (0.04)%    0.15%     0.21%     0.42%             0.19%**
Portfolio Turnover Rate                                     173%      234%      248%      228%              141%
---------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the
  Period:
    Per Share Benefit to Net Investment Income         $   0.01   $  0.03   $  0.04   $  0.05           $  0.08
Ratios Before Expense Limitation:
    Expenses to Average Net Assets                         1.10%     1.27%     1.37%     1.57%             2.13%**
    Net Investment Loss to Average Net Assets             (0.09)%   (0.07)%   (0.11)%   (0.10)%           (0.89)%**
-------------------------------------------------------------------------------------------------------------------

*  Commencement of operations
** Annualized
+  Amount is less than $0.01 per share
++ Not annualized

8    The accompanying notes are an integral part of the financial statements

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         ANNUAL REPORT--DECEMBER 31, 2001

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fourteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Mid Cap Value Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

   Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-dividend date.

   The amount and character of income and capital gain distributions to be paid by the Portfolio of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibil-ity of certain foreign taxes and dividends received from real estate investment trusts.

   Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed (distributions in excess of) net investment income, accumulated net realized gain (loss) and paid-in capital.

   Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Morgan Stanley Investments LP (the "Adviser") (formerly Miller Anderson & Sherrerd LLP), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                             FROM $500
                         FIRST $500         MILLION TO              MORE THAN
PORTFOLIO                   MILLION         $1 BILLION             $1 BILLION
-----------------------------------------------------------------------------
Mid Cap Value                  0.75%              0.70%                  0.65%

The Adviser has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, excluding interest expense and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.05%.

C. ADMINISTRATOR: Morgan Stanley Asset Management (the "Administrator"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. Certain employees of JPMIS are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: The Fund, along with an affiliated open-end fund (collectively, the "Funds"), maintained a 364-day Credit Agreement (the "Agreement") with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds were provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds paid a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $150,000. The commitment fee and the arrangement fee were allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs were further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the year ended December 31, 2001, there were no amounts drawn down on the Facility. The Agreement expired on December 31, 2001. At December 31, 2001, the Fund did not expect to renew the Agreement.

F. OTHER: At December 31, 2001, cost and unrealized  appreciation
(depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio (excluding foreign currency if applicable) were:

                                                                             NET
    COST             APPRECIATION          DEPRECIATION             APPRECIATION
   (000)                    (000)                 (000)                    (000)
--------------------------------------------------------------------------------
$161,758                  $16,405               $(5,834)                 $10,571

For the year ended December 31, 2001, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $278,878,000 and $196,322,000, respectively. There were no purchases and sales of U.S. Government securities for the year ended December 31, 2001. During the year ended December 31, 2001, the Portfolio incurred $4,866 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker dealer.

At December 31, 2001, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $8,641,000, all of which will expire on December 31, 2009. To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distrib-

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         ANNUAL REPORT--DECEMBER 31, 2001

Notes to Financial Statements (cont'd)

uted. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2001, the Portfolio deferred to January 1, 2002, for U.S. Federal income tax purposes, post-October capital losses of $1,954,000.

The realized gain distribution amount shown in the Statement of Changes in Net Assets for the year ended December 31, 2000 includes short-term realized gains which are treated as ordinary income for tax purposes of $10,162,000.

From time to time, a Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

G. SUPPLEMENTAL PROXY INFORMATION (UNAUDITED):

On October 11, 2001, a special meeting of the shareholders of the Fund was held. The following is a summary of the proposal presented and the total number of shares voted:

PROPOSAL:
 1. To elect the following Directors:

                                 VOTES IN          VOTES
                                 FAVOR OF         AGAINST
                                 --------        ---------
John D. Barrett II             155,414,985       2,762,501
Barton M. Biggs                155,288,247       2,889,239
Thomas P. Gerrity              155,538,892       2,638,594
Gerard E. Jones                155,459,928       2,717,558
Joseph J. Kearns               155,546,582       2,630,904
Vincent R. McLean              155,491,072       2,686,414
C. Oscar Morong, Jr.           155,490,890       2,686,596
William G. Morton, Jr.         155,511,886       2,665,600
Michael Nugent                 155,357,868       2,819,618
Fergus Reid                    155,382,427       2,795,059
Ronald E. Robison              155,456,858       2,720,628

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Directors of The Universal Institutional Funds, Inc. -
Mid Cap Value Portfolio

We have audited the accompanying statement of net assets of the Mid Cap Value Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1999 and for the period from January 2, 1997 (commencement of operations) to December 31, 1997 were audited by other auditors whose report, dated February 11, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mid Cap Value Portfolio of The Universal Institutional Funds, Inc. at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 11, 2002

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         OVERVIEW

Federal Tax Information (Unaudited)

For the year ended December 31, 2001, the Portfolio has designated a long-term capital gain of approximately $141,000.

Director and Officer Information (Unaudited)

Independent Directors:

                                                                                             Number of
                                         Term of                                             Portfolios
                                         Office and                                          in Fund
                            Position(s)  Length of                                           Complex
Name, Age and Address of    Held with    Time        Principal Occupation(s) During Past     Overseen by   Other Directorships Held
Director                    Registrant   Served*     5 Years                                 Director**    by Director
------------------------    -----------  ----------  -------------------------------------   -----------   -------------------------
John D. Barrett II (66)     Director     Director    Chairman and Director of Barrett        78            Director of the Ashforth
565 Fifth Avenue                         since       Associates, Inc. (investment                          Company  (real estate).
New York, NY 10017                       1996        counseling).

Thomas P. Gerrity (60)      Director     Director    Professor of Management, formerly       78            Director, ICG Commerce,
219 Grays Lane                           since       Dean, Wharton School of Business,                     Inc.; Sunoco; Fannie Mae;
Haverford, PA 19041                      2001        University of Pennysylvania; formerly                 Reliance Group Holdings,
                                                     Director, IKON Office Solutions, Inc.,                Inc.,CVS Corporation and
                                                     Digital Equipment Corporation,                        Knight Ridder, Inc.
                                                     Investor Force Holdings, Inc.
                                                     and Union Carbide
                                                     Corporation.

Gerard E. Jones (65)        Director     Director    Of Counsel, Shipman & Goodwin, LLP      78            Director of Tractor
Shipman & Goodwin, LLP                   since       (law firm)                                            Supply Company, Tiffany
43 Arch Street                           1996                                                              Foundation,and Fairfield
Greenwich, CT 06830                                                                                        County Foundation.

Joseph J. Kearns (59)       Director     Director    Investment consultant; formerly CFO     78            Director, Electro Rent
6287 Via Escondido                       since       of The J. Paul Getty Trust.                           Corporation and The Ford
Malibu, CA 90265                         2001                                                              Family Foundation.

Vincent R. McLean (70)      Director     Director    Formerly Executive Vice President,      78            Director, Banner Life
702 Shackamaxon Drive                    since       Chief Financial Officer, Director and                 Insurance Co.; William
Westfield, NJ 07090                      2001        Member of the Executive Committee                     Penn Life Insurance
                                                     of Sperry Corporation (now part                       Company of New York
                                                     of Unisys Corporation)

C. Oscar Morong,            Director     Director    Managing Director, Morong Capital       78            Trustee and Chairman of
Jr.(66)                                  since       Management; formerly Senior Vice                      the mutual funds in the
1385 Outlook Drive West                  2001        President and Investment Manager for                  Smith Barney/CitiFunds
Mountainside, NJ 07092                               CREF, TIAA-CREF Investment Management,                fund complex; Director,
                                                     Inc. (investment management);                         Ministers and
                                                     formerly Director, The Indonesia Fund                 Missionaries Benefit
                                                     (mutual fund).                                        Board of American Baptist
                                                                                                           Churches.

William G. Morton,          Director     Director    Chairman Emeritus and former Chief      78            Director of Radio Shack
Jr. (64)                                 since       Executive Officer of Boston Stock                     Corporation
100 Franklin Street                      2000        Exchange.                                             (electronics).
Boston, MA 02110

Michael Nugent (65)         Director     Director    General Partner, Triumph Capital,L.P.   207           Director of various
c/o Triumph Capital,                     since       (private investment partnership);                     business organizations;
L.P.                                     2001        formerly, Vice President, Bankers                     Chairman of the Insurance
237 Park Avenue                                      Trust Company and BT Capital                          Committee and  Director
New York, NY 10017                                   Corporation                                           or Trustee of the retail
                                                                                                           families of funds advised
                                                                                                           by Morgan Stanley
                                                                                                           Investment Advisors Inc.

Fergus Reid (69)            Director     Director    Chairman and Chief Executive Officer    78            Trustee and Director of
85 Charles Colman Blvd.                  since       of Lumelite Plastics Corporation.                     approximately 30
Pawling, NY 12564                        1996                                                              investment companies in
                                                                                                           the JPMorgan Funds
                                                                                                           complex managed by
                                                                                                           JPMorgan Investment
                                                                                                           Management Inc.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         OVERVIEW

Director and Officer Information (cont'd)

Interested Directors:

                                                                                             Number of
                                         Term of                                             Portfolios
                                         Office and                                          in Fund
                           Position(s)   Length of                                           Complex
Name, Age and Address of   Held with     Time        Principal Occupation(s) During Past     Overseen by   Other Directorships Held
Director                   Registrant    Served*     5 Years                                 Director**    by Director
------------------------   ------------  ----------  -------------------------------------   ------------- ------------------------

Barton M. Biggs (69)       Chairman      Chairman    Chairman, Director and Managing         78            Member of the Yale
1221 Avenue of the         and Director  and         Director of Morgan Stanley Investment                 Development Board
Americas                                 Director    Management Inc. and Chairman and
New York, NY 10020                       since 1996  Director of Morgan Stanley Investment
                                                     Management Limited; Managing Director
                                                     of Morgan Stanley & Co. Incorporated;
                                                     Director and Chairman of the
                                                     Board of various U.S. registered
                                                     companies managed by Morgan Stanley
                                                     Investment Management Inc.

Ronald E. Robison (63)     President     President   President and Trustee; Chief            78
1221 Avenue of the         and Director  since       Operations Officer and Managing
Americas                                 2001 and    Director of Morgan Stanley Investment
New York, NY 10020                       Director    Management Inc.; Managing Director
                                         since       of Morgan Stanley & Co. Incorporated;
                                         2001        formerly, Managing Director and Chief
                                                     Operating Officer of TCW
                                                     Investment Management Company;
                                                     Director, Chief Administrative
                                                     Officer and President of various
                                                     funds in the Fund Complex.

----------
* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment
   Managment Inc. and any funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Managment Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

Additonal information about the Fund's Directors can be found in the Fund's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1-800-281-2715. You may also retrieve this information on-line at the Securities and Exchange Commission's web site at "http://www.sec.gov". To aid you in obtaining this information on-line, the Fund's Central Index Key (CIK) number is 1011378 and the SAI is found within form type 485BPOS.

Officers:

                                             Position(s)  Term of Office
                                             Held with    and Length of
Name, Age and Address of Executive Officer   Registrant   Time Served*    Principal Occupation(s) During Past 5 Years
------------------------------------------   ----------   ------------    -------------------------------------------
Ronald E. Robison (63)                       President    President since Chief Global Operations Officer and Managing Director of
Morgan Stanley Investment Management Inc.    and Director 2001            Morgan Stanley Investment Management Inc.; Director and
1221 Avenue of the Americas                                               President of various U.S. registered investment companies
New York, NY 10020                                                        managed by Morgan Stanley Investment Management Inc.;
                                                                          Previously, Managing Director and Chief Operating Officer
                                                                          of TCW Investment Management Company.

Stefanie V. Chang (35)                       Vice         Vice President  Executive Director of Morgan Stanley & Co. Incorporated
Morgan Stanley Investment Management Inc.    President    since 1997      and Morgan Stanley Investment Management Inc.; formerly,
1221 Avenue of the Americas                                               practiced law with the New York law firm of Rogers & Wells
New York, NY 10020                                                        (now Clifford Chance Rogers & Wells LLP); Vice President
                                                                          of certain funds in the Fund Complex.

Lorraine Truten (40)                         Vice         Vice President  Executive Director of Morgan Stanley Investment Management
Morgan Stanley Investment Management Inc.    President    since 2001      Inc.; Head of Global Client Services, Morgan Stanley
1221 Avenue of the Americas                                               Investment Management Inc.; President, Morgan Stanley Fund
New York, NY 10020                                                        Distribution, Inc. formerly, President of Morgan Stanley
                                                                          Institutional Fund Trust; Vice President of certain funds
                                                                          in the Fund Complex.

Mary E. Mullin (34)                          Secretary    Secretary since Vice President of Morgan Stanley & Co. Incorporated and
Morgan Stanley Investment Management Inc.                 1999            Morgan Stanley Investment Management Inc.; formerly,
1221 Avenue of the Americas                                               practiced law with the New York law firms of McDermott,
New York, NY 10020                                                        Will & Emery and Skadden, Arps, Slate, Meagher & Flom LLP;
                                                                          Secretary of certain funds in the Fund Complex.

James A. Gallo (37)                          Treasurer    Treasurer since Executive Director of Morgan Stanley Investment Management
Morgan Stanley Investment Management Inc.                 2001            Inc.; Treasurer of certain funds in the Fund Complex;
1221 Avenue of the Americas                                               formerly Director of Fund Accounting at PFPC, Inc.
New York, NY 10020

Belinda A. Brady (34)                        Assistant    Assistant       Fund Administration Senior Manager, J.P. Morgan Investor
J.P. Morgan Investor Service Co.             Treasurer    Treasurer since Services Co. (formerly, Chase Global Funds Services
73 Tremont Street                                         2001            Company); formerly Senior Auditor at Price Waterhouse LLP
Boston, MA 02108-3913                                                     (now PricewaterhouseCoopers LLP); Assistant Treasurer of
                                                                          certain funds in the Fund Complex.

----------
 * Each Officer serves an indefinite term, until his or her successor is elected.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         ANNUAL REPORT--DECEMBER 31, 2001

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

Morgan Stanley Investments LP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Mayer, Brown & Platt LLP
1675 Broadway
New York, New York 10019-5820

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

This report is authorized for distribution only when preceded or accompanied by the prospectus of The Universal Institutional Funds, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         ANNUAL REPORT -- DECEMBER 31, 2001

[MORGAN STANLEY LOGO]

Money Market Portfolio

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         ANNUAL REPORT -- DECEMBER 31, 2001

Money Market Portfolio

[CHART OF COMPOSITION OF NET ASSETS]

-------------------------------------
U.S. Gov't Agency Securities    69.0%
U.S. Treasury Securities        17.0
Other                           14.0
-------------------------------------

TOP FIVE HOLDINGS

                                                               PERCENT OF
SECURITY                             INDUSTRY                  NET ASSETS
-------------------------------------------------------------------------
Federal Home Loan Banks              U.S. Government Agency
                                        Securities                   17.0%
U.S. Treasury Bill                   U.S. Treasury Securities        17.0
Federal Home Loan Mortgage Corp.     U.S. Government Agency
                                        Securities                   15.3
Federal Home Loan Mortgage Corp.     U.S. Government Agency
                                        Securities                   11.9
Federal Home Loan Banks              U.S. Government Agency
                                        Securities                    8.5

[CHART OF COMPARATIVE MONTHLY AVERAGE YIELDS]

                                                          IBC MONEY FUND
                               MONEY MARKET              COMPARABLE YIELDS
                                 PORTFOLIO                      INDEX
                             ------------------          -----------------
January                             5.94%                      5.68%
February                            5.57                       5.24
March                               5.15                       4.91
April                               4.56                       4.55
May                                 3.91                       3.97
June                                3.47                       3.66
July                                4.08                       3.41
August                              3.15                       3.22
September                           3.00                       2.94
October                             2.45                       2.35
November                            1.83                       1.99
December                            1.55                        1.7

Past performance is not predictive of future performance and assumes that all dividends and distributions, if any, were reinvested. Yields will fluctuate as market conditions change.

The Money Market Portfolio seeks to maximize current income and preserve capital while maintaining high levels of liquidity. Investments in shares of the Porfolio are neither insured nor guaranteed by the Federal Deposit Insurance Corporation. The Portfolio is expected to maintain a net asset value of $1.00 per share. There can be no assurance, however, that the Portfolio will be successful in maintaining a net asset value of $1.00 per share.

The annualized seven-day and thirty-day yields for the Portfolio as of December 31, 2001 were 1.52% and 1.55%, respectively. As with all money market portfolios, the seven-day and thirty-day yields are not necessarily indicative of future performance. The yield quotation more closely reflects the current earnings of the Portfolio than the total return.

MARKET REVIEW

Yields available from money-market securities continued to cascade during the second half of 2001 resulting in a 475 basis point decline for the full calendar year. By December 11, the Federal Open Market Committee had lowered its federal funds target to 1.75%, a 40-year low. These low yield levels reflect the Federal Reserve Bank's accommodative posture as it tries to moderate the slowing pace of economic activity which became evident during the spring and summer of 2001, and the adverse impact of the September 11 terrorist attacks.

Despite the declining interest rates, recent economic data continue to reflect softness in the overall economy. Third quarter real Gross Domestic Product indicated that the economy contracted by 1.3% as compared to growth of just 0.3% during the second quarter. Industrial production declined for thirteen consecutive months ended October, and overall capacity utilization fell to its lowest level in eighteen years. Non-farm payrolls contracted substantially in the quarter, as a total of more than 700,000 jobs were lost in October and November.

Our primary strategy throughout the year consisted of maintaining our high credit standards in the Portfolio by continuing to use a significant proportion of Federal agency obligations, especially in the three-month and longer maturity segment. At the same time, we attempted to limit purchases of corporate obligations to only those issuers which possess both top short-term credit ratings and relatively high long-term debt ratings as well.

On December 31, 2001, approximately 69% of the Portfolio was invested in Federal agency obligations, 17% in U.S. Treasury obligations and 14% in repurchase agreements. The average maturity of the Portfolio was seven days. At the end of the year, one hundred percent of the Portfolio's holdings were due to mature in less than one month. Therefore, we believe that the Portfolio is well positioned for stability of value with a high degree of liquidity. As always, we attempt to operate the Portfolio in a conservative manner without the use of derivatives or structured notes that might fluctuate excessively with changing interest rates. We believe that the Portfolio continues to serve as a useful investment for liquidity, preservation of capital and a yield that reflects prevailing money market conditions.

MARKET OUTLOOK

We expect the pace of economic activity during the first six months of 2002 to begin to reflect some improvement as the economy regains its footing. Barring further significant terrorist activity in the world, consumer and business confidence should continue to improve, resulting in a return to economic expansion. Such a recovery normally leads to moderately higher levels of short-term interest rates which could occur particularly during the second half of 2002.

January 2002

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         MONEY MARKET PORTFOLIO

                                         FINANCIAL STATEMENTS
                                         DECEMBER 31, 2001

Statement of Net Assets

                                                 FACE       AMORTIZED
                                               AMOUNT            COST
                                                (000)           (000)
=====================================================================
U.S. GOVERNMENT AGENCY SECURITIES (69.0%)
  Federal Farm Credit Banks
    1.70%, 01/23/02                           $ 5,000         $ 4,995
  Federal Home Loan Banks
    1.84%, 01/02/02                            10,000           9,999
    1.69%, 01/04/02                             5,000           4,999
  Federal Home Loan Mortgage Corp.
    1.77%, 01/02/02                             9,000           9,000
    1.44%, 01/08/02                             7,000           6,998
    1.49%, 01/09/02                             4,500           4,498
---------------------------------------------------------------------
  TOTAL U.S. GOVERNMENT AGENCY
    SECURITIES (COST $40,489)                                  40,489
=====================================================================

U.S. TREASURY SECURITIES (17.0%)
  U.S. Treasury Bill, 1.44% (COST
    $9,996)                                    10,000           9,996
=====================================================================

REPURCHASE AGREEMENT (14.0%)
  Bear Stearns Co., Inc., 1.82%, dated
    12/31/01, due 1/02/02
  (COST $8,200)                                 8,200(a)        8,200
=====================================================================
TOTAL INVESTMENTS (100.0%) (COST $58,685)                      58,685
=====================================================================
                                               AMOUNT          AMOUNT
                                                (000)           (000)
=====================================================================
OTHER ASSETS (0.1%)
  Cash                                        $    78
  Other Assets                                      1         $    79
=====================================================================
LIABILITIES (-0.1%)
  Investment Advisory Fees Payable                (76)
  Administrative Fees Payable                     (21)
  Shareholder Reporting Expense Payable           (11)
  Professional Fees Payable                        (9)
  Directors' Fees and Expenses Payable             (1)           (118)
=====================================================================
NET ASSETS (100%)                                             $58,646
=====================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE

  Applicable to 58,587,399 outstanding
    $0.001 par value shares (authorized
    500,000,000 shares)                                       $  1.00
=====================================================================
                                                               AMOUNT
                                                                (000)
=====================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                               $58,584
Undistributed Net Investment Income                                 9
Accumulated Net Realized Gain                                      53
---------------------------------------------------------------------
Net Assets                                                    $58,646
=====================================================================

(a) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.

     The accompanying notes are an integral part of the financial statements   3

                                                                                                                      YEAR ENDED
                                                                                                               DECEMBER 31, 2001
Statement of Operations                                                                                                    (000)
================================================================================================================================
INVESTMENT INCOME:
  Interest                                                                                                             $   3,510
--------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                                                                                                   239
  Less: Fees Waived                                                                                                          (72)
                                                                                                                       ---------
  Net Investment Advisory Fees                                                                                               167
  Administrative Fees                                                                                                        215
  Professional Fees                                                                                                           31
  Custodian Fees                                                                                                              11
  Interest Expense                                                                                                             6
  Shareholder Reporting                                                                                                        4
  Directors' Fees and Expenses                                                                                                 3
  Other                                                                                                                        3
--------------------------------------------------------------------------------------------------------------------------------
    Net Expenses                                                                                                             440
--------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                                      3,070
--------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN ON:
  Investments Sold                                                                                                            76
--------------------------------------------------------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                               $   3,146
================================================================================================================================

                                                                                           YEAR ENDED                 YEAR ENDED
                                                                                     DECEMBER 31,2001          DECEMBER 31, 2000
Statement of Changes in Net Assets                                                              (000)                      (000)
================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                                     $   3,070                  $   6,073
  Net Realized Gain                                                                                76                         --
--------------------------------------------------------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from Operations                                        3,146                      6,073
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  Net Investment Income                                                                        (3,084)                    (6,073)
--------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscriptions                                                                                73,952                     20,740
  Distributions Reinvested                                                                      3,019                      6,073
  Redemptions                                                                                (125,365)                   (13,127)
--------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions           (48,394)                    13,686
--------------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease) in Net Assets                                                   (48,332)                    13,686
NET ASSETS:
  Beginning of Period                                                                         106,978                     93,292
--------------------------------------------------------------------------------------------------------------------------------
  End of Period (including undistributed net investment income of $9 in 2001)               $  58,646                  $ 106,978
--------------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
--------------------------------------------------------------------------------------------------------------------------------
    Shares Subscribed                                                                          73,952                     20,740
    Shares Issued on Distributions Reinvested                                                   3,019                      6,073
    Shares Redeemed                                                                          (125,365)                   (13,127)
--------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Capital Shares Outstanding                                     (48,394)                    13,686
================================================================================================================================

4   The accompanying notes are an integral part of the financial statements

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         FINANCIAL HIGHLIGHTS

                                         MONEY MARKET PORTFOLIO

Financial Highlights
Selected Per Share Data and Ratios

                                                                  YEAR ENDED DECEMBER 31,                 PERIOD FROM
                                                                 -------------------------            JANUARY 5, 1999*
                                                                      2001           2000        TO DECEMBER 31, 1999
==========================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                $ 1.000       $  1.000             $ 1.000
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                               0.035          0.058               0.045
  Net Realized Gain                                                   0.000+            --                  --
------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                  0.035          0.058               0.045
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                              (0.035)        (0.058)             (0.045)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $ 1.000       $  1.000             $ 1.000
========================================================================================================================
TOTAL RETURN                                                           3.50%          6.01%               4.63%++
========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                                   $58,646       $106,978             $93,292
Ratio of Expenses to Average Net Assets                                0.55%          0.55%               0.55%**
Ratio of Net Investment Income to Average Net Assets                   3.86%          5.85%               4.60%**
------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period:
    Per Share Benefit to Net Investment Income                      $ 0.001       $  0.001             $ 0.002
Ratios Before Expense Limitation:
    Expenses to Average Net Assets                                     0.64%          0.67%               0.77%**
    Net Investment Income to Average Net Assets                        3.77%          5.74%               4.38%**
------------------------------------------------------------------------------------------------------------------------

 *  Commencement of operations
 ** Annualized
 +  Amount is less than $0.001 per share.
 ++ Not annualized

    The accompanying notes are an integral part of the financial statements    5

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fourteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Money Market Portfolio. The Portfolio seeks to maximize current income and preserve capital while maintaining high levels of liquidity. Investments in shares of the Portfolio are neither insured nor guaranteed by the Federal Deposit Insurance Corporation. The Portfolio is expected to maintain a net asset value of $1.00 per share. There can be no assurance, however, that the Portfolio will be successful in maintaining a net asset value of $1.00 per share.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Securities owned by the Money Market Portfolio are stated at amortized cost which approximates market value. Other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis except where collection is in doubt. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-dividend date.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                            FROM $500
                            FIRST $500     MILLION TO        MORE THAN
PORTFOLIO                      MILLION     $1 BILLION       $1 BILLION
-----------------------------------------------------------------------
Money Market                      0.30%          0.25%            0.20%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.55%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         ANNUAL REPORT - DECEMBER 31, 2001

Notes to Financial Statements (Cont'd)

from the Fund. Certain employees of JPMIS are officers of the Fund.

D. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. OTHER: From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

F. SUPPLEMENTAL PROXY INFORMATION (UNAUDITED):

On October 11, 2001, a special meeting of the shareholders of the Fund was held. The following is a summary of the proposal presented and the total number of shares voted:

PROPOSAL:
 1. To elect the following Directors:

                                 VOTES IN          VOTES
                                 FAVOR OF          AGAINST
                               ===========       ==========
John D. Barrett II             155,414,985       2,762,501
Barton M. Biggs                155,288,247       2,889,239
Thomas P. Gerrity              155,538,892       2,638,594
Gerard E. Jones                155,459,928       2,717,558
Joseph J. Kearns               155,546,582       2,630,904
Vincent R. McLean              155,491,072       2,686,414
C. Oscar Morong, Jr.           155,490,890       2,686,596
William G. Morton, Jr.         155,511,886       2,665,600
Michael Nugent                 155,357,868       2,819,618
Fergus Reid                    155,382,427       2,795,059
Ronald E. Robison              155,456,858       2,720,628

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Directors of The Universal Institutional Funds, Inc. -
Money Market Portfolio

We have audited the accompanying statement of net assets of the Money Market Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2001, and the related statement of operations for the year the ended, the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period from January 5, 1999 (commencement of operations) to December 31, 1999 were audited by other auditors whose report, dated February 11, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Money Market Portfolio of The Universal Institutional Funds, Inc. at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 11, 2002

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         OVERVIEW

Federal Tax Information (Unaudited)

For the year ended December 31, 2001, the percentage income earned from direct U.S. treasury obligations was 30.31%.

Director and Officer Information (Unaudited)

Independent Directors:

                                                                                            Number of
                                             Term of                                        Portfolios in
                                             Office and                                     Fund
                                Position(s)  Length of                                      Complex
Name, Age and Address of        Held with    Time        Principal Occupation(s)            Overseen by      Other Directorships
Director                        Registrant   Served*     During Past 5 Years                Director**       Held by Director
------------------------        ----------   ----------  -------------------------------    -------------    -------------------
John D. Barrett II (66)         Director     Director    Chairman and Director of Barrett    78              Director of the
565 Fifth Avenue                             since       Associates, Inc. (investment                        Ashforth Company
New York, NY 10017                           1996        counseling).                                        (real estate).

Thomas P. Gerrity (60)          Director     Director    Professor of Management,            78              Director, ICG Commerce,
219 Grays Lane                               since       formerly Dean, Wharton                              Inc.; Sunoco; Fannie
Haverford, PA 19041                          2001        School of Business,                                 Mae; Reliance Group
                                                         University of                                       Holdings, Inc., CVS
                                                         Pennsylvania; formerly Director,                    Corporation and
                                                         IKON Office Solutions, Inc.,                        Knight-Ridder, Inc.
                                                         Fiserv, Digital Equipment
                                                         Corporation, Investor Force
                                                         Holdings, Inc. and Union Carbide
                                                         Corporation.

Gerard E. Jones (65)            Director     Director    Of Counsel, Shipman                 78              Director of Tractor
Shipman & Goodwin, LLP                       since       & Goodwin, LLP (law                                 Supply Company, Tiffany
43 Arch Street                               1996        firm).                                              Foundation, and
Greenwich, CT 06830                                                                                          Fairfield County
                                                                                                             Foundation.

Joseph J. Kearns (59)           Director     Director    Investment consultant; formerly     78              Director, Electro Rent
6287 Via Escondido                           since       CFO of The J. Paul Getty Trust.                     Corporation and The
Malibu, CA 90265                             2001                                                            Ford Family Foundation.

Vincent R. McLean (70)          Director     Director    Formerly Executive Vice             78              Director, Banner Life
702 Shackamaxon Drive                        since       President, Chief                                    Insurance Co.; William
Westfield, NJ 07090                          2001        Financial Officer,                                  Penn Life Insurance
                                                         Director and Member of                              Company of New York.
                                                         the Executive Committee
                                                         of Sperry Corporation
                                                         (now part of Unisys
                                                         Corporation).

C. Oscar Morong, Jr. (66)       Director     Director    Managing Director, Morong           78              Trustee and Chairman of
1385 Outlook Drive West                      since       Capital Management;                                 the mutual funds in the
Mountainside, NJ 07092                       2001        formerly Senior Vice                                Smith Barney/CitiFunds
                                                         President and Investment Manager                    fund complex; Director,
                                                         for CREF, TIAA-CREF Investment                      Ministers and
                                                         Management, Inc. (investment                        Missionaries Benefit
                                                         management); formerly Director,                     Board of American
                                                         The Indonesia Fund (mutual fund).                   Baptist Churches.

William G. Morton, Jr. (64)     Director     Director    Chairman Emeritus and former        78              Director of Radio Shack
100 Franklin Street                          since       Chief Executive Officer of                          Corporation
Boston, MA 02110                             2000        Boston Stock Exchange.                              (electronics).

Michael Nugent (65)             Director     Director    General Partner, Triumph           207              Director of various
c/o Triumph Capital, L.P.                    since       Capital, L.P. (private investment                   business organizations;
237 Park Avenue                              2001        partnership); formerly,                             Chairman of the
New York, NY 10017                                       Vice President, Bankers Trust                       Insurance Committee
                                                         Company and BT Capital                              and Director or Trustee
                                                         Corporation.                                        of the retail families
                                                                                                             of funds advised by
                                                                                                             Morgan Stanley
                                                                                                             Investment Advisors
                                                                                                             Inc.

Fergus Reid (69)                Director     Director    Chairman and Chief Executive       78               Trustee and Director of
85 Charles Colman Blvd.                      since       Officer of Lumelite Plastics                        approximately 30
Pawling, NY 12564                            1996        Corporation.                                        investment companies in
                                                                                                             the JPMorgan
                                                                                                             Funds complex managed
                                                                                                             by JPMorgan Investment
                                                                                                             Management Inc.

10

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         OVERVIEW

Director and Officer Information (cont'd)

Interested Directors:

                                                                                            Number of
                                             Term of                                        Portfolios in
                                             Office and                                     Fund
                                Position(s)  Length of                                      Complex
Name, Age and Address of        Held with    Time        Principal Occupation(s)            Overseen by      Other Directorships
Director                        Registrant   Served*     During Past 5 Years                Director**       Held by Director
------------------------        ----------   ----------  -------------------------------    -------------    -------------------
Barton M. Biggs (69)            Chairman     Chairman    Chairman, Director and Managing    78               Member of the Yale
1221 Avenue of the Americas     and          and         Director of Morgan Stanley                          Development Board
New York, NY 10020              Director     Director    Investment Management Inc.
                                             since       and Chairman and Director of
                                             1996        Morgan Stanley Investment
                                                         Management Limited;
                                                         Managing Director of Morgan
                                                         Stanley & Co. Incorporated;
                                                         Director and Chairman of the
                                                         Board of various U.S. registered
                                                         companies managed by Morgan
                                                         Stanley Investment Management
                                                         Inc.

Ronald E. Robison (63)          President    President   President and Trustee; Chief       78
1221 Avenue of the Americas     and          since       Operations Officer and
New York, NY 10020              Director     2001 and    Managing Director of Morgan
                                             Director    Stanley Investment Management
                                             since       Inc.; Managing Director of
                                             2001        Morgan Stanley & Co.
                                                         Incorporated; formerly,
                                                         Managing Director and
                                                         Chief Operating Officer of
                                                         TCW Investment Management
                                                         Company; Director, Chief
                                                         Administrative Officer and
                                                         President of various funds in
                                                         the Fund Complex.

----------
* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment
   Managment Inc. and any funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Managment Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

Additonal information about the Fund's Directors can be found in the Fund's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1-800-281-2715. You may also retrieve this information on-line at the Securities and Exchange Commission's web site at "http://www.sec.gov". To aid you in obtaining this information on-line, the Fund's Central Index Key (CIK) number is 1011378 and the SAI is found within form type 485BPOS.

Officers:

                                             Position(s)   Term of Office
                                             Held with     and Length of
Name, Age and Address of Executive Officer   Registrant    Time Served*       Principal Occupation(s) During Past 5 Years
------------------------------------------   ----------    ---------------    -------------------------------------------
Ronald E. Robison (63)                       President     President since    Chief Global Operations Officer and Managing Director
Morgan Stanley Investment Management Inc.    and           2001               of Morgan Stanley Investment Management Inc.;
1221 Avenue of the Americas                  Director                         Director and President of various U.S. registered
New York, NY 10020                                                            investment companies managed by Morgan Stanley
                                                                              Investment Management Inc.; Previously, Managing
                                                                              Director and Chief Operating Officer of TCW Investment
                                                                              Management Company.

Stefanie V. Chang (35)                       Vice          Vice President     Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.    President     since 1997         Incorporated and Morgan Stanley Investment Management
1221 Avenue of the Americas                                                   Inc.; formerly, practiced law with the New York law
New York, NY 10020                                                            firm of Rogers & Wells (now Clifford Chance Rogers &
                                                                              Wells LLP); Vice President of certain funds in the
                                                                              Fund Complex.

Lorraine Truten (40)                         Vice          Vice President     Executive Director of Morgan Stanley Investment
Morgan Stanley Investment Management Inc.    President     since 2001         Management Inc.; Head of Global Client Services,
1221 Avenue of the Americas                                                   Morgan Stanley Investment Management
New York, NY 10020                                                            Inc.; President, Morgan Stanley Fund Distribution,
                                                                              Inc. formerly, President of Morgan Stanley
                                                                              Institutional Fund Trust; Vice President of certain
                                                                              funds in the Fund Complex.

Mary E. Mullin (34)                          Secretary     Secretary since    Vice President of Morgan Stanley & Co. Incorporated
Morgan Stanley Investment Management Inc.                  1999               and Morgan Stanley Investment Management Inc.;
1221 Avenue of the Americas                                                   formerly, practiced law with the New York law firms of
New York, NY 10020                                                            McDermott, Will & Emery and Skadden, Arps, Slate,
                                                                              Meagher & Flom LLP; Secretary of certain funds in the
                                                                              Fund Complex.

James A. Gallo (37)                          Treasurer     Treasurer since    Executive Director of Morgan Stanley Investment
Morgan Stanley Investment Management Inc.                  2001               Management Inc.; Treasurer of certain funds in the
1221 Avenue of the Americas                                                   Fund Complex; formerly Director of Fund
New York, NY 10020                                                            Accounting at PFPC, Inc.

Belinda A. Brady (34)                        Assistant     Assistant          Fund Administration Senior Manager, J.P. Morgan
J.P. Morgan Investor Service Co.             Treasurer     Treasurer since    Investor Services Co. (formerly, Chase Global Funds
73 Tremont Street                                          2001               Services Company); formerly Senior
Boston, MA 02108-3913                                                         Auditor at Price Waterhouse LLP (now
                                                                              PricewaterhouseCoopers LLP); Assistant Treasurer of
                                                                              certain funds in the Fund Complex.

----------
* Each Officer serves an indefinite term, until his or her successor is elected.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         ANNUAL REPORT - DECEMBER 31, 2001

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

Morgan Stanley Investments LP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Mayer, Brown & Platt LLP
1675 Broadway
New York, New York 10019-5820

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

This report is authorized for distribution only when preceded or accompanied by the prospectus of The Universal Institutional Funds, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.

                               THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                               ANNUAL REPORT -- DECEMBER 31, 2001

[MORGAN STANLEY LOGO]

Technology Portfolio

                               THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                               ANNUAL REPORT -- DECEMBER 31, 2001

Technology Portfolio

[CHART OF COMPOSITION OF NET ASSETS]

Electronics                    25.4%
    (Semiconductors)
Computers
    (Software/Services)        22.1
Biotechnology                   8.0
Computers (Hardware)            7.4
Communication Equipment         7.3
Other                          29.8

TOP FIVE HOLDINGS

                                                            PERCENT OF
SECURITY                       INDUSTRY                     NET ASSETS
-----------------------------------------------------------------------
Microsoft Corp.                Computers (Software/             5.5%
                                 Services)
Cisco Systems, Inc.            Computers (Networking)           5.0
Intel Corp.                    Electronics (Semiconductors)     4.7

QUALCOMM, Inc.                 Communications Equipment         2.4
Celestica, Inc.                Electronics (Semiconductors)     2.1


PERFORMANCE COMPARED TO THE NASDAQ COMPOSITE INDEX AND THE S&P 500 INDEX(1)

                                       TOTAL RETURNS(2)
                                ------------------------------
                                   ONE      AVERAGE ANNUAL
                                  YEAR     SINCE INCEPTION(3)
--------------------------------------------------------------
Portfolio                       -48.89%               -29.26%
Nasdaq Index                    -21.05                -22.70
S&P 500 Index                   -11.88                 -7.60

(1) The Nasdaq Composite Index is a market capitalization-weighted index comprised of all common stocks listed on the Nasdaq stock market. The S & P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These companies represent approximately 100 industries chosen mainly for market size, liquidity, and industry group representation.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)  Commenced operations on November 30, 1999.

[CHART OF COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT]

                                                                            NASDAQ
                         TECHNOLOGY                S&P 500                 COMPOSITE
                         PORTFOLIO                  INDEX                    INDEX
                    ---------------------------------------------------------------------
11/30/99*                 $10,000                  $10,000                  $10,000
12/31/1999                $12,416                  $10,589                  $11,894
12/31/2000                $9,499                    $9,623                  $7,399
12/31/2001                $4,855                    $8,480                  $5,842

* Commenced operations on November 30, 1999

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Technology Portfolio seeks long-term capital appreciation by investing primarily in equity securities of companies that the investment adviser expects will benefit from their involvement in technology and technology-related industries. The Portfolio's concentration in the technology sector makes it subject to greater risk and volatility than portfolios that are more diversified, and the value of its shares may be substantially affected by economic events. In addition, the Portfolio may invest up to 35% in securities of foreign issuers.

For the year ended December 31, 2001, the Portfolio had a total return of -48.89% compared to -21.05% for the Nasdaq Composite Index (the "Index")and -11.88% for the S&P 500 Index.

MARKET REVIEW

The NASDAQ Composite had its second best ever quarter in the fourth quarter of 2001, advancing 30.13%. Despite this strong rebound from a three year low on the Index on September 21, the Index finished its second consecutive year of double-digit losses, down 21.05%. The declines in the technology sector occurred against a backdrop of economic weakness, with the longest lasting business expansion in U.S. history ending in March 2001. The Portfolio underperformed the Index primarily as a result of stock selection, with most of the underperformance occurring in the first quarter.

In the second half of the year we increased the Portfolio weight in larger, more established names that are dominant in their respective space. We have done this as these companies have longer histories as publicly traded companies, have cash on their balance sheets, do not need funding and have been through downturns before. That said, we do want exposure to faster growing names and names that are highly levered to recovery, as over time we believe these names should produce high re urns, and it is our view that investors cannot successfully market time into and out of these names. As a result, the Portfolio holds a mix of stable and cyclical growth names, with an increased emphasis on stable growth, larger cap companies than we will have at o her points in the market cycle. In our view the recent stock market strength in technology is a bear market rally. The recent runup now has many companies priced ahead of business momentum. The fourth quarter showed some seasonal strength, particularly in personal computers, but in our opinion this just makes the first quarter more difficult.

MARKET OUTLOOK

We continue to believe that the risks remain to the downside until the second half of this year. There will be individual companies that perform well, but, in our view, that will be as a result of specific business momentum and visibility. We do not believe that the catalysts for turnaround exist for the broad sector.

January 2002

                               THE UNIVERSAL INSTUTIONAL FUNDS, INC.
                               TECHNOLOGY PORTFOLIO

                               FINANCIAL STATEMENTS
                               DECEMBER 31, 2001

Statement of Net Assets

                                                                         VALUE
                                                     SHARES              (000)
--------------------------------------------------------------------------------
COMMON STOCKS (95.6%)
BASIC MATERIALS (0.3%)
CHEMICALS (SPECIALITY) (0.3%)
  Diversa Corp.                                        9,897(a)       $      140
================================================================================
CAPITAL GOODS (2.8%)
ELECTRICAL EQUIPMENT (1.1%)
  Flextronics International Ltd.                       9,700(a)              233
  Sanmina Corp.                                       12,028(a)              239
--------------------------------------------------------------------------------
                                                                             472
================================================================================
MANUFACTURING (DIVERSIFIED) (1.5%)
  Tyco International Ltd.                             11,097                 654
================================================================================
MANUFACTURING (SPECIALIZED) (0.2%)
  Jabil Circuit, Inc.                                  3,795(a)               86
--------------------------------------------------------------------------------
TOTAL CAPITAL GOODS                                                        1,212
================================================================================
COMMUNICATION SERVICES (2.4%)
CELLULAR/WIRELESS TELECOMMUNICATIONS (1.8%)
  Leap Wireless International, Inc.                   37,395(a)              784
--------------------------------------------------------------------------------
TELEPHONE (LONG DISTANCE) (0.6%)
  FLAG Telecom Holdings Ltd.                         155,372(a)              249
--------------------------------------------------------------------------------
TOTAL COMMUNICATION SERVICES                                               1,033
================================================================================
CONSUMER CYCLICALS (2.1%)
SERVICES (ADVERTISING/MARKETING) (0.3%)
  DoubleClick, Inc.                                   14,496(a)              164
================================================================================
SERVICES (COMMERCIAL & CONSUMER) (1.8%)
  Corporate Executive Board Co.                        7,598(a)              279
  Gemstar-TV Guide International, Inc.                18,133(a)              502
--------------------------------------------------------------------------------
                                                                             781
================================================================================
TOTAL CONSUMER CYCLICALS                                                     945
================================================================================
CONSUMER STAPLES (0.9%)
ENTERTAINMENT (0.9%)
  AOL Time Warner, Inc.                                12,396(a)             398
================================================================================
HEALTH CARE (14.9%)
BIOTECHNOLOGY (8.0%)
  Amgen, Inc.                                         11,698(a)              660
  Gilead Sciences, Inc.                               11,296(a)              742
  Harvard Bioscience, Inc.                            13,000(a)              129
  Idec Pharmaceuticals Corp.                          10,797(a)              744
  Invitrogen Corp.                                     5,448(a)              338
  NPS Pharmaceuticals, Inc.                           15,996(a)              613
  Regeneron Pharmaceuticals, Inc.                      5,500(a)              155
  Third Wave Technologies, Inc.                       14,946(a)              110
--------------------------------------------------------------------------------
                                                                           3,491
================================================================================
HEALTH CARE (DRUGS/PHARMACEUTICALS) (1.3%)
  Celgene Corp.                                        6,700(a)              214
  Tularik, Inc.                                       14,796(a)              355
--------------------------------------------------------------------------------
                                                                             569
================================================================================
HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) (1.5%)
  Applied Biosystems Group - Applera
    Corp.                                              7,048                 277
  Medtronic, Inc.                                      7,398                 379
--------------------------------------------------------------------------------
                                                                             656
================================================================================
HEALTH CARE (SPECIAL SERVICES) (4.1%)
  Advisory Board Co. (The)                             4,500(a)       $      125
  CuraGen Corp.                                       11,997(a)              268
  Exelixis, Inc.                                      44,038(a)              732
  Genaissance Pharmaceuticals                         33,291(a)              155
  Given Imaging Ltd.                                  16,700(a)              298
  Specialty Laboratories, Inc.                         7,800(a)              214
--------------------------------------------------------------------------------
                                                                           1,792
--------------------------------------------------------------------------------
TOTAL HEALTH CARE                                                          6,508
================================================================================
TECHNOLOGY (72.2%)
COMMUNICATIONS EQUIPMENT (7.3%)
  ADC Telecommunications, Inc.                        86,578(a)              398
  Ericsson AB ADR                                     43,341                 226
  JDS Uniphase Corp.                                  28,832(a)              250
  Lucent Technologies, Inc.                           28,773                 181
  Motorola, Inc.                                      16,088                 242
  Nokia Oyj ADR                                       21,950                 539
  Oni Systems Corp.                                   47,200(a)              296
  QUALCOMM, Inc.                                      20,546(a)            1,038
--------------------------------------------------------------------------------
                                                                           3,170
================================================================================
COMPUTERS (HARDWARE) (7.4%)
  Brocade Communications
    Systems, Inc.                                     20,295(a)              672
  Compaq Computer Corp.                               76,400                 746
  Dell Computer Corp.                                 12,448(a)              338
  Emulex Corp.                                        14,545(a)              575
  Extreme Networks, Inc.                              20,596(a)              266
  McData Corp.                                        12,120(a)              297
  Sun Microsystems, Inc.                              24,800(a)              305
--------------------------------------------------------------------------------
                                                                           3,199
================================================================================
COMPUTERS (NETWORKING) (5.5%)
  Cisco Systems, Inc.                                120,156(a)            2,176
  Network Appliance, Inc.                             10,300(a)              225
--------------------------------------------------------------------------------
                                                                           2,401
================================================================================
COMPUTERS (PERIPHERALS) (2.0%)
  EMC Corp.                                           16,800(a)              226
  Finisar Corp.                                       48,140(a)              490
  Storage Technology Corp.                             7,748(a)              160
--------------------------------------------------------------------------------
                                                                             876
================================================================================
COMPUTERS (SOFTWARE/SERVICES) (22.1%)
  Adobe Systems, Inc.                                  9,497                 295
  Affiliated Computer Services,
    Inc., Class A                                      1,000(a)              106
  Ariba, Inc.                                         25,900(a)              160
  BEA Systems, Inc.                                   10,347(a)              159
  Check Point Software
  Technologies Ltd.                                    3,898(a)              156
  Citrix Systems, Inc.                                10,945(a)              248
  Documentum, Inc.                                    10,400(a)              226
  Interwoven, Inc.                                    28,595(a)              279
  Intuit, Inc.                                         8,848(a)              379
  Mercury Interactive Corp.                            6,500(a)              221

    The accompanying notes are an integral part of the financial statements.   3


Statement of Nets Assets (cont'd)

                                                                         VALUE
                                                     SHARES              (000)
================================================================================
Technology (cont'd)
COMPUTER (SOFTWARE/SERVICES) (CONT'D)
  Micromuse, Inc.                                     13,697(a)       $      205
  Microsoft Corp.                                     36,300(a)            2,405
  Openwave Systems, Inc.                               9,198(a)               90
  Oracle Corp.                                        40,143(a)              554
  PeopleSoft, Inc.                                    16,395(a)              659
  Quest Software, Inc.                                11,396(a)              252
  Redback Networks, Inc.                              27,743(a)              110
  SAP AG ADR                                           8,398                 268
  Siebel Systems, Inc.                                 8,500(a)              238
  SmartForce plc ADR                                   4,499(a)              111
  Sonus Networks, Inc.                                14,944(a)               69
  StorageNetworks, Inc.                               35,091(a)              217
  Symantec Corp.                                         700(a)               46
  TIBCO Software, Inc.                                24,496(a)              366
  VeriSign, Inc.                                       2,509(a)               95
  VERITAS Software Corp.                               9,325(a)              418
  Vignette Corp.                                     120,379(a)              646
  Vitria Technology, Inc.                             59,800(a)              382
  Yahoo!, Inc.                                        16,047(a)              285
--------------------------------------------------------------------------------
                                                                           9,645
================================================================================
ELECTRONICS (COMPONENTS) (0.8%)
  Agere Systems, Inc.                                 61,225(a)              348
--------------------------------------------------------------------------------
ELECTRONICS (INSTRUMENTS) (0.7%)
  Bruker Daltonics, Inc.                              19,644(a)              321
--------------------------------------------------------------------------------
ELECTRONICS (SEMICONDUCTORS) (25.4%)
  Advanced Micro Devices, Inc.                        15,300(a)              243
  Altera Corp.                                        22,844(a)              485
  Analog Devices, Inc.                                 8,348(a)              371
  Applied Micro Circuits Corp.                        17,700(a)              200
  Broadcom Corp., Class A                             10,696(a)              437
  Celestica, Inc.                                     22,995(a)              929
  Conexant Systems, Inc.                              56,285(a)              808
  Infineon Technologies AG                             8,098                 164
  Integrated Device Technology,
    Inc.                                               7,998(a)              213
  Intel Corp.                                         65,286               2,053
  Intersil Holding Corp.                               3,700(a)              119
  Kopin Corp.                                         29,242(a)              409
  LSI Logic Corp.                                     13,748(a)              217
  Micrel, Inc.                                        11,797(a)              310
  Micron Technology, Inc.                             12,596(a)              391
  QLogic Corp.                                        18,642(a)              830
  RF Micro Devices, Inc.                              35,744(a)              687
  Texas Instruments, Inc.                             23,046                 645
  TriQuint Semiconductor, Inc.                        21,394(a)              262
  Vitesse Semiconductor Corp.                         44,348(a)              551
  Xilinx, Inc.                                        19,047(a)              744
--------------------------------------------------------------------------------
                                                                          11,068
================================================================================
EQUIPMENT (SEMICONDUCTORS) (1.0%)
  KLA-Tencor Corp.                                     3,297(a)       $      163
  Novellus Systems, Inc.                               7,097(a)              280
--------------------------------------------------------------------------------
                                                                             443
================================================================================
TOTAL TECHNOLOGY                                                          31,471
================================================================================
  TOTAL COMMON STOCKS (COST $48,865)                                      41,707
================================================================================

                                                      NO. OF
                                                    WARRANTS
--------------------------------------------------------------------------------
WARRANTS (0.0%)
TECHNOLOGY (0.0%)
Communications Equipment (0.0%)
  Zi Corp., expiring 8/02/02                           3,300(a,b)             --@
--------------------------------------------------------------------------------
TOTAL WARRANTS (COST $--@)                                                    --@
================================================================================

                                                      SHARES
--------------------------------------------------------------------------------
PREFERRED STOCKS (0.0%)
TECHNOLOGY (0.0%)
COMPUTERS (HARDWARE) (0.0%)
  Warp Solutions, Inc.                                 8,000(a,b,c)           --@
  Warp Solutions, Inc., Series B                     103,900(a,b)             --@
--------------------------------------------------------------------------------
  TOTAL PREFERRED STOCKS (COST $544)                                          --@
================================================================================

                                                        FACE
                                                      AMOUNT
                                                       (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (4.3%)
REPURCHASE AGREEMENT (4.3%)
  J.P. Morgan Securities Inc.,
    1.63%, dated 12/31/01, due
    01/02/02 (COST $1,879)                            $1,879(d)            1,879
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%) (COST $51,288)                                  43,586
--------------------------------------------------------------------------------

                                                      AMOUNT
                                                       (000)
================================================================================

OTHER ASSETS (0.5%)
  Cash                                               $    97
  Receivable for Portfolio Shares Sold                   107
  Dividends Receivable                                     3                 207
================================================================================
LIABILITIES (-0.4%)
  Investment Advisory Fees Payable                      (78)
  Payable for Portfolio Shares Redeemed                 (50)
  Shareholder Reporting Expenses Payable                (20)
  Custodian Fees Payable                                (17)
  Administrative Fees Payable                           (14)
  Professional Fees Payable                              (8)
  Directors' Fees and Expenses Payable                   (1)                (188)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                     $   43,605
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE

  Applicable to 9,002,440 outstanding
    $0.001 par value shares
    (authorized 500,000,000 shares)                                   $     4.84
================================================================================

4    The accompanying notes are an integral part of the financial statements

                               THE UNIVERSAL INSTUTIONAL FUNDS, INC.
                               TECHNOLOGY PORTFOLIO

                               FINANCIAL STATEMENTS
                               DECEMBER 31, 2001

Statements of Net Assets (cont'd)

                                                                          AMOUNT
                                                                           (000)
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                       $  103,162
Accumulated Net Investment Loss                                              (19)
Accumulated Net Realized Loss                                            (51,836)
Unrealized Depreciation on Investments                                    (7,702)
--------------------------------------------------------------------------------
Net Assets                                                            $   43,605
================================================================================

(a)-Non-income producing security
(b)-Security valued at fair value see note A-1 to financial statements.
(c)-144A Security - certain conditions for public sale may exist.
(d)-The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
@-Value is less than $500.
ADR -- American Depositary Receipt

     The accompanying notes are an integral part of the financial statements   5

                                                                                           YEAR ENDED
                                                                                    DECEMBER 31, 2001
Statement of Operations                                                                         (000)
=====================================================================================================
INVESTMENT INCOME:
  Interest                                                                                   $     67
  Dividends                                                                                        25
-----------------------------------------------------------------------------------------------------
    Total Income                                                                                   92
-----------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                                                                        337
  Less: Fees Waived                                                                               (58)
                                                                                             --------
  Net Investment Advisory Fees                                                                    279
  Administrative Fees                                                                             112
  Custodian Fees                                                                                   40
  Shareholder Reporting                                                                            25
  Professional Fees                                                                                23
  Interest Expense                                                                                  7
  Directors' Fees and Expenses                                                                      2
  Other                                                                                             4
-----------------------------------------------------------------------------------------------------
    Net Expenses                                                                                  492
-----------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                              (400)
-----------------------------------------------------------------------------------------------------
NET REALIZED LOSS ON:
  Investments Sold                                                                            (38,164)
-----------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                                                   9,187
-----------------------------------------------------------------------------------------------------
  NET REALIZED LOSS AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION                        (28,977)
-----------------------------------------------------------------------------------------------------
    NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     $(29,377)
=====================================================================================================

                                                                      YEAR ENDED           YEAR ENDED
                                                               DECEMBER 31, 2001    DECEMBER 31, 2000
Statement of Changes in Net Assets                                         (000)                (000)
-----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:

  Net Investment Loss                                                   $   (400)            $   (447)
  Net Realized Loss                                                      (38,164)             (13,670)
  Change in Unrealized Appreciation/Depreciation                           9,187              (17,380)
-----------------------------------------------------------------------------------------------------
    Net Decrease in Net Assets Resulting from Operations                 (29,377)             (31,497)
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  In Excess of Net Realized Gain                                              --                  (13)
-----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscriptions                                                           62,358              108,251
  Distributions Reinvested                                                    --                   12
  Redemptions                                                            (46,730)             (23,054)
-----------------------------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from Capital Share               15,628               85,209
    Transactions
-----------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                (13,749)              53,699
NET ASSETS:
  Beginning of Period                                                     57,354                3,655
-----------------------------------------------------------------------------------------------------
  End of Period (including accumulated net                              $ 43,605             $ 57,354
  investment loss of $19 in 2001)
-----------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
-----------------------------------------------------------------------------------------------------
    Shares Subscribed                                                     11,174                7,444
    Shares Issued on Distributions Reinvested                                 --                    1
    Shares Redeemed                                                       (8,231)              (1,681)
-----------------------------------------------------------------------------------------------------
    Net Increase in Capital Shares Outstanding                             2,943                5,764
=====================================================================================================

6    The accompanying notes are an integral part of the financial statements

                               THE UNIVERSAL INSTUTIONAL FUNDS, INC.
                               FINANCIAL HIGHLIGHTS

                               TECHNOLOGY PORTFOLIO
Financial Highlights
Selected Per Share Data and Ratios

                                                                         YEAR ENDED DECEMBER 31,              PERIOD FROM
                                                                        =========================      NOVEMBER 30, 1999*
                                                                           2001             2000    TO DECEMBER 31, 1999#
    -----------------------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, BEGINNING OF PERIOD                                  $   9.47    $  12.38               $    10.00
    -----------------------------------------------------------------------------------------------------------------------
    INCOME FROM INVESTMENT OPERATIONS
      Net Investment Loss                                                    (0.04)      (0.07)                   (0.00)+
      Net Realized and Unrealized Gain (Loss)                                (4.59)      (2.84)                    2.41
    -----------------------------------------------------------------------------------------------------------------------
         Total from Investment Operations                                    (4.63)      (2.91)                    2.41
    -----------------------------------------------------------------------------------------------------------------------
    DISTRIBUTIONS
      Net Investment Income                                                     --          --                    (0.03)
      Net Realized Gain                                                         --       (0.00)+                     --
    -----------------------------------------------------------------------------------------------------------------------
         Total Distributions                                                    --       (0.00)+                  (0.03)
    -----------------------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                                        $   4.84    $   9.47               $    12.38
    -----------------------------------------------------------------------------------------------------------------------
    TOTAL RETURN                                                            (48.89)%    (23.49)%                  24.16%++
    -----------------------------------------------------------------------------------------------------------------------
    RATIOS AND SUPPLEMENTAL DATA:
    Net Assets, End of Period (000's)                                     $ 43,605    $ 57,354               $    3,655
    Ratio of Expenses to Average Net Assets                                   1.17%       1.15%                    1.15%**
    Ratio of Expenses to Average Net Assets Excluding Interest Expense        1.15%        N/A                      N/A
    Ratio of Net Investment Loss to Average Net Assets                       (0.95)%     (0.85)%                  (0.39)%**
    Portfolio Turnover Rate                                                     71%        139%                       6%
    -----------------------------------------------------------------------------------------------------------------------
    Effect of Voluntary Expense Limitation During the Period:
        Per Share Benefit to Net Investment Income                        $   0.01    $   0.02               $     0.05
    Ratios Before Expense Limitation:
         Expenses to Average Net Assets                                       1.31%       1.36%                   12.57%**
         Net Investment Loss to Average Net Assets                           (1.09)%     (1.06)%                 (11.82)%**
    -----------------------------------------------------------------------------------------------------------------------

*   Commencement of operations
**  Annualized
# Per share amounts for the period ended December 31, 1999 are based on average shares outstanding
+   Amount is less than $0.01 per share
++  Not annualized

     The accompanying notes are an integral part of the financial statements   7

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fourteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Technology Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of companies that the investment adviser expects will benefit from their involvement in technology and technology-related industries. The Portfolio's concentration in the technology sector makes it subject to greater risk and volatility than portfolios that are more diversified, and the value of its shares may be substantially affected by economic events.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

3. REPURCHASE AGREEMENTS: The Portfolio may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such axes is no reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-dividend date.

   The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

                               THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                               ANNUAL REPORT -- DECEMBER 31, 2001

Notes to Financial Statements (cont'd)

   Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed (distributions in excess of) net investment income, accumulated net realized gain (loss) and paid-in capital.

   Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                          FROM $500
                     FIRST $500          MILLION TO       MORE THAN
PORTFOLIO               MILLION          $1 BILLION      $1 BILLION
----------------------------------------------------------------------
Technology                 0.80%               0.75%           0.70%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, excluding interest and extraordinary expenses, expressed as a percentage of average daily net assets, exceed he maximum ratio of 1.15%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. Certain employees of JPMIS are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: The Fund, along with an affiliated open-end fund (collectively the "Funds"), maintained a 364-day Credit Agreement (the "Agreement") with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds were provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds paid a commitment fee on the unused portion of the Facility at an annual rate of 0.09%.Fees incurred in connection with the arrangement of the Facility totaled approximately $150,000. The commitment fee and the arrangement fee were allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs were further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the year ended December 31, 2001, there were no amounts drawn down on the Facility. The Agreement expired on December 31, 2001. At December 31, 2001, the Fund did not expect to renew the Agreement.

F. OTHER: At December 31, 2001, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio (excluding foreign currency if applicable) were:

                                                              NET
 COST            APPRECIATION      DEPRECIATION      DEPRECIATION
(000)                   (000)             (000)             (000)
-------------------------------------------------------------------
$ 57,577              $  697          $ (14,688)        $ (13,991)

For the year ended December 31, 2001, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $60,303,000 and $47,407,000, respectively. There were no purchases and sales of U.S. Government securities for the year ended December 31, 2001. During the year ended December 31, 2001, the Portfolio incurred $326 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker dealer.

At December 31, 2001, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $42,210,000 of which $8,971,000 will expire on December 31, 2008, and $33,239,000 will expire on December 31,2009. To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Port folio for such gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2001, the Portfolio deferred to January 1, 2002, for U.S. Federal income tax purposes, post-October capital losses of $3,373,000.

The realized gain distribution amount shown in the Statement of Changes in Net Assets for the year ended December 31, 2000 includes short-term realized gains which are treated as ordinary income for tax purposes of $13,000.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

G. SUPPLEMENTAL PROXY INFORMATION (UNAUDITED):

On October 11, 2001, a special meeting of the shareholders of the Fund was held. The following is a summary of the proposal presented and the total number of shares voted:

PROPOSAL:
  1. To elect the following Directors:

                                VOTES IN           VOTES
                                FAVOR OF          AGAINST
                               ----------        ---------
John D. Barrett II            155,414,985        2,762,501
Barton M. Biggs               155,288,247        2,889,239
Thomas P. Gerrity             155,538,892        2,638,594
Gerard E. Jones               155,459,928        2,717,558
Joseph J. Kearns              155,546,582        2,630,904
Vincent R. McLean             155,491,072        2,686,414
C. Oscar Morong, Jr.          155,490,890        2,686,596
William G. Morton Jr.         155,511,886        2,665,600
Michael Nugent                155,357,868        2,819,618
Fergus Reid                   155,382,427        2,795,059
Ronald E. Robison             155,456,858        2,720,628

                               THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                               OVERVIEW

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Directors of The Universal Institutional Funds, Inc.-
Technology Portfolio

We have audited the accompanying statement of net assets of the Technology Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period from November 30, 1999 (commencement of operations) to December 31, 1999 were audited by other auditors whose report, dated February 11, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Technology Portfolio of The Universal Institutional Funds, Inc. at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                        /s/ Ernst & Young LLP

Boston, Massachusetts
February 11, 2002

Director and Officer Information (Unaudited)

Independent Directors:

                                                                                                Number of
                                       Term of                                                  Portfolios in
                                       Office and                                               Fund
                          Position(s)  Length of                                                Complex
Name, Age and Address of  Held with    Time                                                     Overseen by    Other Directorships
Director                  Registrant   Served*     Principal Occupation(s) During Past 5 Years  Director**     Held by Director
------------------------  ----------   ----------  -------------------------------------------  -------------  -------------------
John D. Barrett II (66)   Director     Director    Chairman and Director of Barrett             78             Director of the
565 Fifth Avenue                       since       Associates, Inc. (investment counseling).                   Ashforth Company
New York, NY 10017                     1996                                                                    (real estate).


Thomas P. Gerrity (60)    Director     Director    Professor of Management, formerly Dean,      78             Director ICG Commerce
219 Grays Lane                         since       Wharton School of Business, University of                   Inc.; Sunoco; Fannie
Haverford, PA 19041                    2001        Pennsylvania; formerly Director, IKON                       Mae; Reliance Group
                                                   Office Solutions, Inc., Fiserv, Digital                     Holdings, Inc., CVS
                                                   Equipment Corporation, Investor Force                       Corporation and
                                                   Holdings, Inc. and Union Carbide                            Knight-Ridder, Inc.
                                                   Corporation.

Gerard E. Jones (65)      Director     Director    Of Counsel, Shipman & Goodwin, LLP (law      78             Director of Tractor
Shipman & Goodwin, LLP                 since       firm).                                                      Supply Company,
43 Arch Street                         1996                                                                    Tiffany Foundation,
Greenwich, CT 06830                                                                                            and Fairfield County
                                                                                                               Foundation.

Joseph J. Kearns (59)     Director     Director    Investment consultant; formerly CFO of       78             Director, Electro
6287 Via Escondido                     since       The J. Paul Getty Trust.                                    Rent Corporation and
Malibu, CA 90265                       2001                                                                    The Ford Family
                                                                                                               Foundation.

Vincent R. McLean (70)    Director     Director    Formerly Executive Vice President, Chief     78             Director, Banner Life
702 Shackamaxon Drive                  since       Financial Officer, Director and Member of                   Insurance Co.;
Westfield, NJ 07090                    2001        the Executive Committee of Sperry                           William Penn Life
                                                   Corporation (now part of Unisys                             Insurance Company of
                                                   Corporation).                                               New York.

C. Oscar Morong, Jr.(66)  Director     Director    Managing Director, Morong Capital            78             Trustee and Chairman
1385 Outlook Drive                     since       Management; formerly Senior Vice                            of the mutual funds
West Mountainside,                     2001        President and Investment Manager for                        in the Smith
NJ 07092                                           CREF, TIAA-CREF Investment                                  Barney/CitiFunds fund
                                                   Management, Inc. (investment management);                   complex; Director,
                                                   formerly Director, The Indonesia Fund                       Ministers and
                                                   (mutual fund).                                              Missionaries Benefit
                                                                                                               Board of American
                                                                                                               Baptist Churches.

William G. Morton, Jr.    Director     Director    Chairman Emeritus and former Chief           78             Director of Radio
(64) 100 Franklin Street               since       Executive Officer of Boston Stock                           Shack Corporation
Boston, MA 02110                       2000        Exchange.                                                   (electronics).

Michael Nugent (65)       Director     Director    General Partner, Triumph Capital, L.P.       207            Director of various
c/o Triumph Capital,                   since       (private investment partnership); formerly,                 business
L.P. 237 Park Avenue                   2001        Vice President, Bankers Trust Company                       organizations;
New York, NY 10017                                 and BT Capital Corporation.                                 Chairman of the
                                                                                                               Insurance Committee
                                                                                                               and   Director or
                                                                                                               Trustee of the retail
                                                                                                               families of funds
                                                                                                               advised by Morgan
                                                                                                               Stanley Investment
                                                                                                               Advisors Inc.

Fergus Reid  (69)         Director     Director    Chairman and Chief Executive Officer of      78             Trustee and Director
85 Charles Colman Blvd.                since       Lumelite Plastics Corporation.                              of approximately 30
Pawling, NY 12564                      1996                                                                    investment companies
                                                                                                               in the JPMorgan Funds
                                                                                                               complex managed by
                                                                                                               JPMorgan Investment
                                                                                                               Management Inc.

                               THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                               OVERVIEW

Director and Officer Information (cont'd)

Interested Directors:

                                                                                                Number of
                                       Term of                                                  Portfolios in
                                       Office and                                               Fund
                          Position(s)  Length of                                                Complex
Name, Age and Address of  Held with    Time                                                     Overseen by    Other Directorships
Director                  Registrant   Served*     Principal Occupation(s) During Past 5 Years  Director**     Held by Director
------------------------  ----------   ----------  -------------------------------------------  -------------  -------------------
Barton M. Biggs (69)      Chairman     Chairman    Chairman, Director and Managing Director     78             Member of the Yale
1221 Avenue of the        and          and         of Morgan Stanley Investment Management                     Development Board
Americas New York,        Director     Director    Inc. and Chairman and Director of Morgan
NY 10020                               since       Stanley Investment Management Limited;
                                       1996        Managing Director of Morgan Stanley & Co.
                                                   Incorporated; Director and Chairman of the
                                                   Board of various U.S. registered companies
                                                   managed by Morgan Stanley Investment
                                                   Management Inc.

Ronald E. Robison (63)    President    President   President and Trustee; Chief Operations      78
1221 Avenue of the        and Director since       Officer and Managing Director of Morgan
Americas New York,                     2001 and    Stanley Investment Management Inc.;
NY 10020                               Director    Managing Director of Morgan Stanley & Co.
                                       since       Incorporated; formerly, Managing Director
                                       2001        and Chief Operating Officer of TCW
                                                   Investment Management Company; Director,
                                                   Chief Administrative Officer and President
                                                   of various funds in the Fund Complex.

----------
* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment Managment Inc. and any funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Managment Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

Additonal information about the Fund's Directors can be found in the Fund's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1-800-281-2715. You may also retrieve this information on-line at the Securities and Exchange Commission's web site at "http://www.sec.gov". To aid you in obtaining this information on-line, the Fund's Central Index Key (CIK) number is 1011378 and the SAI is found within form type 485BPOS.

Officers:

                                              Position(s)     Term of Office
                                              Held with       and Length of
Name, Age and Address of Executive Officer    Registrant      Time Served*      Principal Occupation(s) During Past 5 Years
------------------------------------------    ------------    --------------    ----------------------------------------------------
Ronald E. Robison (63)                        President       President         Chief Global Operations Officer and Managing
Morgan Stanley Investment Management Inc.     and Director    since 2001        Director of Morgan Stanley Investment Management
1221 Avenue of the Americas                                                     Inc.; Director and President of various U.S.
New York, NY 10020                                                              registered investment companies managed by Morgan
                                                                                Stanley Investment Management Inc.; Previously,
                                                                                Managing Director and Chief Operating Officer of
                                                                                TCW Investment Management Company.

Stefanie V. Chang (35)                        Vice            Vice President    Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.     President       since 1997        Incorporated and Morgan Stanley Investment
1221 Avenue of the Americas                                                     Management Inc.; formerly, practiced law with the
New York, NY 10020                                                              New York law firm of Rogers & Wells (now Clifford
                                                                                Chance Rogers & Wells LLP); Vice President of
                                                                                certain funds in the Fund Complex.

Lorraine Truten (40)                          Vice            Vice President    Executive Director of Morgan Stanley Investment
Morgan Stanley Investment Management Inc.     President       since 2001        Management Inc.; Head of Global Client Services,
1221 Avenue of the Americas                                                     Morgan Stanley Investment Management Inc.;
New York, NY 10020                                                              President, Morgan Stanley Fund Distribution, Inc.
                                                                                formerly, President of Morgan Stanley Institutional
                                                                                Fund Trust; Vice President of certain funds in the
                                                                                Fund Complex.

Mary E. Mullin (34)                           Secretary       Secretary         Vice  President  of Morgan  Stanley & Co.
Morgan Stanley Investment Management Inc.                     since 1999        Incorporated and Morgan Stanley Investment
1221 Avenue of the Americas                                                     Management Inc.; formerly, practiced law with the
New York, NY 10020                                                              New York law firms of McDermott, Will & Emery
                                                                                and Skadden, Arps, Slate, Meagher & Flom LLP;
                                                                                Secretary of certain funds in the Fund Complex.

James A. Gallo (37)                           Treasurer       Treasurer         Executive Director of Morgan Stanley Investment
Morgan Stanley Investment Management Inc.                     since 2001        Management Inc.; Treasurer of certain funds in the
1221 Avenue of the Americas                                                     Fund Complex; formerly Director of Fund Accounting
New York, NY 10020                                                              at PFPC, Inc.

Belinda A. Brady (34)                         Assistant       Assistant         Fund Administration Senior Manager, J.P. Morgan
J.P. Morgan Investor Service Co.              Treasurer       Treasurer         Investor Services Co. (formerly, Chase Global Funds
73 Tremont Street                                             since 2001        Services Company); formerly Senior Auditor at Price
Boston, MA 02108-3913                                                           Waterhouse LLP (now PricewaterhouseCoopers LLP);
                                                                                Assistant Treasurer of certain funds in the Fund
                                                                                Complex.

----------
* Each Officer serves an indefinite term, until his or her successor is elected.

                               THE UNIVERSAL INTERNATIONAL FUNDS, INC.

                               ANNUAL REPORT -- DECEMBER 31, 2001

INVESTMENT ADVISER AND ADMINISTRATOR          LEGAL COUNSEL
Morgan Stanley Asset Management               Mayer, Brown & Platt LLP
1221 Avenue of he Americas                    1675 Broadway
New York, New York 10020                      New York, New York 10019-5820

Morgan Stanley Investments LP
One Tower Bridge
West Conshohocken, PA 19428-2899              INDEPENDENT AUDITORS
                                              Ernst & Young LLP
DISTRIBUTOR                                   200 Clarendon Street
Morgan Stanley & Co. Incorporated             Boston, Massachusetts 02116-5072
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

This report is authorized for distribution only when preceded or accompanied by the prospectus of The Universal Institutional Funds, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         ANNUAL REPORT - DECEMBER 31, 2001
[MORGAN STANLEY LOGO]

U.S. Real Estate Portfolio

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         ANNUAL REPORT - DECEMBER 31, 2001

U.S. Real Estate Portfolio

[CHART OF COMPOSITION OF NET ASSETS]

------------------------------------------------------
Office                                           29.3%
Residential Apartments                           24.4
Retail Regional Malls                            12.0
Diversified                                       6.5
Self Storage                                      6.4
Other                                            21.4
------------------------------------------------------

TOP FIVE HOLDINGS

                                                                  PERCENT OF
SECURITY                                INDUSTRY                  NET ASSETS
----------------------------------------------------------------------------
Equity Office Properties Trust
REIT                                    Office                         10.1%
Avalonbay Communities, Inc. REIT        Residential Apartments          6.5
Simon Property Group, Inc.
  Paired Stock                          Retail Regional Malls           5.4
Archstone-Smith Trust REIT              Residential Apartments          5.3
Public Storage, Inc. REIT               Self Storage                    4.9

PERFORMANCE COMPARED TO THE NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS (NAREIT) EQUITY INDEX

                                      TOTAL RETURNS(2)
                            ----------------------------------
                              ONE               AVERAGE ANNUAL
                             YEAR           SINCE INCEPTION(3)
--------------------------------------------------------------
Portfolio                    9.84%                       8.32%
Index(1)                    13.93                        6.41

(1) The NAREIT Equity Index is an unmanaged market weighted index of tax qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System (including dividends).
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations in March 3, 1997.

[CHART OF COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT]

                                          NATIONAL ASSOCIATION
                  U.S. REAL            OF REAL ESTATE INVESTMENT
                ESTATE PORTFOLIO     TRUSTS (NAREIT) EQUITY INDEX
3/3/1997*           $10,000                   $10,000
12/31/1997          $11,799                   $11,917
12/31/1998          $10,518                    $9,832
12/31/1999          $10,363                    $9,378
12/31/2000          $13,396                   $11,850
12/31/2001          $14,714                   $13,501

* Commenced operations on March 3, 1997

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The U.S. Real Estate Portfolio seeks to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs"). The Portfolio's concentration in the real estate sector makes it subject to greater risk and volatility than other portfolios that are more diversified and the value of is shares may be substantially affected by economic events in the real estate industry.

For the year ended December 31, 2001, the Portfolio had a total return of 9.84% compared to 13.93% for the National Association of Real Estate Investment Trusts (NAREIT) Equity Index (the "Index").

MARKET REVIEW

This was the second consecutive year that REITs outperformed the broader markets. Many investors were modestly perplexed by the favorable performance of the REIT sector in the fourth quarter of 2001; with REITs positioned as defensive stocks, it was feared they would be sold off as investors participated in the broader market rally. Other detractions were diminished earnings expectations and significant equity issuance. The sector clearly benefited from the continued strong demand from a spectrum of constituents including yield-oriented investors, larger institutional investors due to the S&P inclusion and pension funds' increased allocations to real estate.

We attribute the bulk of the Portfolio's underperformance versus the Index this year to investors' preferences for higher yielding REITs without respect to companies' underlying fundamentals. Underweight positions in sectors where the majority of the higher yielding REITs can be found, namely retail and health care, detracted from performance. However, an overweight allocation to the self-storage sector was a significant contributor to performance as the companies posted strong operating performance throughout the year.

We continued to seek to shape the Portfolio with companies offering attractive fundamental valuations relative to their underlying real estate value. The top-down weightings in the Portfolio reflect some modest adjustments to the more defensive stance that we established at the beginning of the year as a result of weakening economic fundamentals. We increased our overweighting to the mall sector on an expectation that occupancies will remain favorable. We continued to reduce our weighting to the office sector as there does not appear to be any visibility with regard to a return in demand. We also modestly increased our weighting to hotels in the latter part of the year, given the dramatic price declines. We remain most comfortable with companies that own properties with long-term leases with high quality tenants.

MARKET OUTLOOK

We believe the private real estate markets have weakened as a result of continued weakness in demand for real estate. With a dramatic slowdown in new supply of properties, when the economy does recover, we expect to see occupancy rates increase. Furthermore, asset values have not suffered given the lack of selling by distressed property owners as has been the case in previous cycles. Our own estimates are at the lower end of the sell-side analysts' range of predictions for the year 2002 total returns, with the caveat that a continuation of the favorable funds flow to the sector may allow for an upside to this range.

January 2002

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         U.S. REAL ESTATE PORTFOLIO

                                         FINANCIAL STATEMENTS
                                         DECEMBER 31, 2001

Statement of Net Assets

                                                                           VALUE
                                                      SHARES               (000)
===============================================================================
COMMON STOCKS (95.8%)
DIVERSIFIED (6.5%)
  Capital Automotive REIT                             59,900          $   1,191
  Crescent Real Estate Equities Co. REIT              74,200              1,344
  FrontLine Capital Group                            425,700(a)              47
  Pacific Gulf Properties, Inc.                      128,300(b)             228
  Rouse Co. (The) REIT                               240,900              7,056
  Security Capital Group, Class B                    167,900(a)           4,259
  Vornado Realty Trust REIT                          120,400              5,009
  Wellsford Real Properties, Inc. REIT               208,574(a)           4,009
-------------------------------------------------------------------------------
                                                                         23,143
===============================================================================
INDUSTRIAL (4.6%)
  AMB Property Corp. REIT                            308,300              8,016
  Prime Group Realty Trust REIT                       91,300                843
  ProLogis Trust REIT                                351,300              7,556
-------------------------------------------------------------------------------
                                                                         16,415
===============================================================================
LODGING/RESORTS (5.0%)
  Candlewood Hotel Co., Inc.                          70,800(a)             103
  Host Marriott Corp. REIT                           432,500              3,893
  Interstate Hotels Corp.                             13,588(a)              19
  La Quinta Properties Inc., Paired
    Stock REIT                                        18,700(a)             107
  Starwood Hotels & Resorts
    Worldwide, Inc., Paired Stock                    386,944             11,550
  Wyndham International Inc., Class A                652,606(a)             366
  Wyndham International Inc., Series II               19,458(a,b)         1,592
-------------------------------------------------------------------------------
                                                                         17,630
===============================================================================
MIXED (1.5%)
  PS Business Parks, Inc. REIT                       122,220              3,850
  Reckson Associates Realty Corp.
    REIT                                              66,900              1,563
-------------------------------------------------------------------------------
                                                                          5,413
===============================================================================
OFFICE (29.3%)
  Arden Realty Group, Inc. REIT                      634,200             16,806
  Beacon Capital Partners, Inc. REIT                 271,300(b)           2,060
  Boston Properties, Inc. REIT                       303,900             11,548
  Brookfield Properties Corp.                        138,800              2,387
  Brookfield Properties Corp.
    (Toronto Shares)                                 668,717             11,647
  CarrAmerica Realty Corp. REIT                      214,050              6,443
  Equity Office Properties Trust REIT              1,190,658             35,815
  Great Lakes, Inc. REIT                             177,475              2,840
  Kilroy Realty Corp. REIT                            41,600              1,093
  Koger Equity REIT                                   36,500                595
  Mack-Cali Realty Corp. REIT                         82,700              2,565
  SL Green Realty Corp. REIT                         114,900              3,528
  Trizec Hahn Corp.                                  432,100              6,784
-------------------------------------------------------------------------------
                                                                        104,111
===============================================================================
OTHER (0.0%)
  Atlantic Gulf Communities Corp.                    261,572(b)              --@
  Internap Network Services Corp.                     14,919(a)       $      18
-------------------------------------------------------------------------------
                                                                             18
===============================================================================
RESIDENTIAL APARTMENTS (24.4%)
  Amli Residential Properties Trust
    REIT                                             134,500              3,392
  Apartment Investment &
    Management Co. REIT                              153,300              7,010
  Archstone-Smith Trust REIT                         716,441             18,842
  Avalonbay Communities, Inc. REIT                   485,200             22,955
  Equity Residential Properties
    Trust REIT                                       558,506             16,035
  Essex Property Trust, Inc. REIT                    210,400             10,396
  Post Properties, Inc. REIT                          89,500              3,178
  Summit Properties, Inc. REIT                       195,600              4,894
-------------------------------------------------------------------------------
                                                                         86,702
===============================================================================
RESIDENTIAL MANUFACTURED HOMES (2.6%)
  Chateau Communities, Inc. REIT                     138,638              4,145
  Manufactured Home
    Communities, Inc. REIT                           157,600              4,919
  Sun Communities, Inc. REIT                             400                 15
-------------------------------------------------------------------------------
                                                                          9,079
===============================================================================
RETAIL REGIONAL MALLS (12.0%)
  General Growth Properties REIT                     204,000              7,915
  Macerich Co. (The) REIT                            157,100              4,179
  Simon Property Group, Inc. Paired
    Stock                                            655,700             19,232
  Taubmar Centers, Inc. REIT                         750,542             11,145
-------------------------------------------------------------------------------
                                                                         42,471
===============================================================================
RETAIL STRIP CENTERS (3.5%)
  Acadia Realty Trust REIT                            18,200                116
  Burnham Pacific Property Trust REIT                681,382              2,807
  Chelsea Property Group, Inc.                         1,900                 93
  Federal Realty Investment Trust REIT               402,000              9,246
  Ramco-Gershenson Properties
    Trust REIT                                         2,100                 34
-------------------------------------------------------------------------------
                                                                         12,296
===============================================================================
SELF STORAGE (6.4%)
  Public Storage, Inc. REIT                          517,770             17,294
  Shurgarc  Storage Centers, Inc.,
    Series A REIT                                    173,500              5,552
-------------------------------------------------------------------------------
                                                                         22,846
-------------------------------------------------------------------------------
  TOTAL COMMON STOCKS (COST $320,084)                                   340,124
===============================================================================
PREFERRED STOCKS (0.8%)
LODGING/RESORTS (0.8%)
  Beacon Capital Partners, Inc.,
    Series B REIT                                     35,827(b)           2,800
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements    3


Statement of Nets Assets (cont'd)

                                                                       VALUE
                                                       SHARES          (000)
-------------------------------------------------------------------------------
OTHER (0.0%)
  Atlantic Gulf Communities Corp.,
     Series B                                         138,471(a,b)     $     --@
===============================================================================
  TOTAL PREFERRED STOCKS (COST $3,442)                                    2,800
===============================================================================

                                                       NO. OF
                                                       RIGHTS
===============================================================================
RIGHTS (0.0%)
OTHER
  Cyprus Voting Rights (COST $204)                     4,839(a)               8
-------------------------------------------------------------------------------
                                                       NO. OF
                                                      WARRANTS
===============================================================================
WARRANTS (0.0%)
OTHER
  Atlantic Gulf Communities Corp.,
    Class A, expiring 6/24/04                         76,230(a,b)            --@
  Atlantic Gulf Communities Corp.,
    Class B, expiring 6/23/04                        114,262(a,b)            --@
  Atlantic Gulf Communities Corp.,
    Class C, expiring 6/23/04                        114,262(a,b)            --@
-------------------------------------------------------------------------------
  TOTAL WARRANTS (COST $10)                                                  --@
===============================================================================

                                                        FACE
                                                      AMOUNT
                                                       (000)
===============================================================================
SHORT-TERM INVESTMENT (3.8%)

REPURCHASE AGREEMENT (3.8%)

  J.P. Morgan Securities Inc., 1.63%,
    dated 12/31/01, due 01/02/02
    (COST $13,483)                                  $ 13,483(c)          13,483
===============================================================================
FOREIGN CURRENCY (0.0%)

  Canadian Dollars (COST $57)                       CAD   91                 57
===============================================================================
TOTAL INVESTMENTS (100.4%) (COST $337,280)                              356,472
===============================================================================

                                                      AMOUNT
                                                       (000)
===============================================================================
OTHER ASSETS (0.9%)
  Cash                                              $     80
  Dividends Receivable                                 2,874
  Receivable for Portfolio Shares Sold                   306
  Receivable for Investments Sold                         10
  Interest Receivable                                      1
  Other                                                    4              3,275
===============================================================================

                                                       AMOUNT             AMOUNT
                                                        (000)              (000)
===============================================================================
LIABILITIES (-1.3%)
  Payable for Portfolio Shares Redeemed             $  (4,048)
  Investment Advisory Fees Payable                       (665)
  Administrative Fees Payable                             (91)
  Shareholder Reporting Expense Payable                   (26)
  Professional Fees Payable                               (18)
  Custodian Fees Payable                                  (17)
  Directors' Fees and Expenses Payable                     (2)
  Other Liabilities                                        (1)        $  (4,868)
===============================================================================
  NET ASSETS (100%)                                                   $ 354,879
===============================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE

  Applicable to 29,382,881 outstanding $0.001 par
    value shares (authorized 500,000,000
    shares)                                                           $   12.08
===============================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                       $ 333,587
Undistributed Net Investment Income                                         163
Accumulated Net Realized Gain                                             1,937
Unrealized Appreciation on Investments                                   19,192
-------------------------------------------------------------------------------
Net Assets                                                            $ 354,879
===============================================================================

----------
(a) - Non-income producing security.
(b) - Security valued at fair value - see note A-1 to financial statements.
(c) - The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
@ - Value is less than $500.
REIT - Real Estate Investment Trust
CAD - Canadian Dollar

4    The accompanying notes are an integral part of the financial statements

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         FINANCIAL STATEMENTS

                                         U.S. REAL ESTATE PORTFOLIO

                                                                              YEAR ENDED
                                                                       DECEMBER 31, 2001
Statement of Operations                                                            (000)
========================================================================================
INVESTMENT INCOME:
  Dividends (net of $34 foreign taxes withheld)                                 $ 16,566
  Interest                                                                           425
----------------------------------------------------------------------------------------
    Total Income                                                                  16,991
----------------------------------------------------------------------------------------
EXPENSES:
 Investment Advisory Fees                                                          2,467
 Less: Fees Waived                                                                  (144)
                                                                                --------
 Net Investment Advisory Fees                                                      2,323
 Administrative Fees                                                                 807
 Shareholder Reporting                                                               105
 Professional Fees                                                                    61
 Custodian Fees                                                                       40
 Directors' Fees and Expenses                                                          6
 Other                                                                                63
----------------------------------------------------------------------------------------
   Net Expenses                                                                    3,405
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                             13,586
----------------------------------------------------------------------------------------
NET REALIZED GAIN ON:
  Investments Sold                                                                10,413
----------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                                      2,278
----------------------------------------------------------------------------------------
  NET REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION            12,691
----------------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        $ 26,277
========================================================================================

                                                                                                    YEAR ENDED           YEAR ENDED
                                                                                             DECEMBER 31, 2001    DECEMBER 31, 2000
Statement of Changes in Net Assets                                                                       (000)                (000)
====================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                                              $  13,586            $   4,271
  Net Realized Gain                                                                                     10,413                4,844
  Change in Unrealized Appreciation/Depreciation                                                         2,278               18,961
------------------------------------------------------------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from Operations                                                26,277               28,076
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  Net Investment Income                                                                                (12,979)              (4,343)
  Net Realized Gain                                                                                     (2,728)              (1,342)
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                                                (15,707)              (5,685)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscriptions                                                                                        349,055              119,403
  Shares Issued on Portfolio Merger                                                                         --              206,094
  Distributions Reinvested                                                                              15,707                5,685
  Redemptions                                                                                         (293,368)             (96,624)
------------------------------------------------------------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from Capital Share Transactions                                71,394              234,558
------------------------------------------------------------------------------------------------------------------------------------
  Total Increase in Net Assets                                                                          81,964              256,949
NET ASSETS:
  Beginning of Period                                                                                  272,915               15,966
------------------------------------------------------------------------------------------------------------------------------------
  End of Period (including undistributed net investment income of $163 and $75,
    respectively)                                                                                    $ 354,879            $ 272,915
------------------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
------------------------------------------------------------------------------------------------------------------------------------
    Shares Subscribed                                                                                   29,042               12,031
    Shares Issued on Portfolio Merger                                                                       --               18,206
    Shares Issued on Distributions Reinvested                                                            1,300                  492
    Shares Redeemed                                                                                    (24,668)              (8,772)
------------------------------------------------------------------------------------------------------------------------------------
    Net Increase in Capital Shares Outstanding                                                           5,674               21,957
====================================================================================================================================

     The accompanying notes are an integral part of the financial statements   5

Financial Highlights
Selected Per Share Data and Ratios

                                                                   YEAR ENDED DECEMBER 31,                           PERIOD FROM
                                                    ========================================================      MARCH 3, 1997*
                                                         2001            2000           1999         1998   TO DECEMBER 31, 1997
==================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                $   11.51       $    9.11       $   9.80       $  11.41             $  10.00
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                  0.48            0.14           0.43           0.40                 0.17
  Net Realized and Unrealized Gain (Loss)                0.65            2.53          (0.59)         (1.63)                1.61
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                     1.13            2.67          (0.16)         (1.23)                1.78
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                 (0.46)          (0.21)         (0.53)         (0.29)               (0.17)
  Net Realized Gain                                     (0.10)          (0.06)            --          (0.09)               (0.20)
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                 (0.56)          (0.27)         (0.53)         (0.38)               (0.37)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $   12.08       $   11.51       $   9.11       $   9.80             $  11.41
====================================================================================================================================
TOTAL RETURN                                             9.84%          29.27%         (1.47)%       (10.86)%              17.99%++
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                   $ 354,879       $ 272,915       $ 15,966       $ 15,134             $ 13,055
Ratio of Expenses to Average Net Assets                  1.10%           1.10%          1.10%          1.10%                1.10%**
Ratio of Net Investment Income to Average Net
  Assets                                                 4.40%           5.15%          5.03%          4.14%                3.14%**
Portfolio Turnover Rate                                    36%             34%            40%           100%                 114%
------------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During
  the Period:
    Per Share Benefit to Net Investment Income      $    0.01       $    0.00+      $   0.07       $   0.06             $   0.07
Ratios Before Expense Limitation:
    Expenses to Average Net Assets                       1.15%           1.16%          1.90%          1.73%                2.32%**
    Net Investment Income to Average Net Assets          4.35%           5.08%          4.23%          3.51%                1.92%**
------------------------------------------------------------------------------------------------------------------------------------

*  Commencement of operations
** Annualized
+  Amount is less than $0.01 per share
++ Not annualized

6    The accompanying notes are an integral part of the financial statements

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         ANNUAL REPORT - DECEMBER 31, 2001

Notes to Financial Statements

The Universal Institutional Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fourteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the U.S. Real Estate Portfolio. The Portfolio seeks to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs"). The Portfolio's concentration in the real estate sector makes it subject to greater risk and volatility than other portfolios that are more diversified and the value of its shares may be substantially affected by economic events in the real estate industry.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-dividend date.

   The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and dividends received from real estate investment trusts.

   Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed (distributions in excess of) net investment income, accumulated net realized gain (loss) and paid-in capital.

   Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                            FROM $500
                           FIRST $500      MILLION TO          MORE THAN
PORTFOLIO                     MILLION      $1 BILLION         $1 BILLION
--------------------------------------------------------------------------
U.S. Real Estate                 0.80%           0.75%              0.70%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.10%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. Certain employees of JPMIS are officers of the Fund.

D. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: The Fund, along with an affiliated open-end fund (collectively, the "Funds"), maintained a 364-day Credit Agreement (the "Agreement") with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds were provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds paid a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $150,000. The commitment fee and the arrangement fee were allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs were further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the year ended December 31, 2001, there were no amounts drawn down on the Facility. The Agreement expired on December 31, 2001. At December 31, 2001, the Fund did not expect to renew the Agreement.

F. OTHER: At December 31, 2001, cost and unrealized appreciation
(depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio (excluding foreign currency if applicable) were:

                                                             NET
    COST          APPRECIATION     DEPRECIATION     APPRECIATION
   (000)                 (000)            (000)            (000)
----------------------------------------------------------------
$337,928               $34,261         $(15,774)         $18,487

For the year ended December 31, 2001, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $184,403,000, and $108,883,000, respectively. There were no purchases and sales of U.S. Government securities for the year ended December 31, 2001. During the year ended December 31, 2001, the Portfolio incurred $310 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker dealer.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders. During the year ended December 31, 2001, the Portfolio utilized approximately $6,894,000 of capital loss carryforward.

At December 31, 2001, the Portfolio had distributable long-term capital gains on a tax basis of $3,090,000. This amount will be distributed in the year 2002.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         ANNUAL REPORT - DECEMBER 31, 2001

Notes to Financial Statements (cont'd)

From time to time, a Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

G. SUPPLEMENTAL PROXY INFORMATION (UNAUDITED):

On October 11, 2001, a special meeting of the shareholders of the Fund was held. The following is a summary of the proposal presented and the total number of shares voted:

PROPOSAL:
 1. To elect the following Directors:

                                VOTES IN           VOTES
                                FAVOR OF          AGAINST
                               ===========       =========
John D. Barrett II             155,414,985       2,762,501
Barton M. Biggs                155,288,247       2,889,239
Thomas P. Gerrity              155,538,892       2,638,594
Gerard E. Jones                155,459,928       2,717,558
Joseph J. Kearns               155,546,582       2,630,904
Vincent R. McLean              155,491,072       2,686,414
C. Oscar Morong, Jr.           155,490,890       2,686,596
William G. Morton, Jr.         155,511,886       2,665,600
Michael Nugent                 155,357,868       2,819,618
Fergus Reid                    155,382,427       2,795,059
Ronald E. Robison              155,456,858       2,720,628

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Directors of The Universal Institutional Funds, Inc.-
U.S. Real Estate Portfolio

We have audited the accompanying statement of net assets of the U.S. Real Estate Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1999 and for the period from March 3, 1997 (commencement of operations) to December 31, 1997, were audited by other auditors whose report, dated February 11, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S. Real Estate Portfolio of The Universal Institutional Funds, Inc. at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 11, 2002

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         OVERVIEW

Federal Tax Information (Unaudited)

For the year ended December 31, 2001, the Portfolio has designated a long-term capital gain of approximately $2,728,000.

Director and Officer Information (Unaudited)

Independent Directors:

                                                                                   Number of
                                          Term of                                  Portfolios
                                          Office and                               in Fund
                             Position(s)  Length of                                Complex
Name, Age and Address of     Held with    Time        Principal Occupation(s)      Overseen by  Other Directorships Held by
Director                     Registrant   Served*     During Past 5 Years          Director**   Director
------------------------     -----------  ----------  --------------------------   -----------  ----------------------------------
John D. Barrett II (66)      Director     Director    Chairman and Director         78          Director of the Ashforth Company
565 Fifth Avenue                          since       of Barrett Associates, Inc.               (real estate).
New York, NY 10017                        1996        (investment counseling).

Thomas P. Gerrity (60)       Director     Director    Professor of Management,      78          Director, ICG Commerce, Inc.;
219 Grays Lane                            since       formerly Dean,                            Sunoco; Fannie Mae; Reliance
Haverford, PA 19041                       2001        Wharton School of Business,               Group Holdings, Inc., CVS
                                                      University of                             Corporation and Knight-Ridder,
                                                      Pennsylvania; formerly                    Inc.
                                                      Director, IKON Office
                                                      Solutions, Inc., Fiserv,
                                                      Digital Equipment
                                                      Corporation, Investor
                                                      Force Holdings, Inc.
                                                      and Union Carbide
                                                      Corporation.

Gerard E. Jones (65)         Director     Director    Of Counsel, Shipman &         78          Director of Tractor Supply
Shipman & Goodwin, LLP                    since       Goodwin, LLP (law firm).                  Company, Tiffany Foundation,
43 Arch Street                            1996                                                  and Fairfield County Foundation.
Greenwich, CT 06830

Joseph J. Kearns (59)        Director     Director    Investment consultant;        78          Director, Electro Rent Corporation
6287 Via Escondido                        since       formerly CFO of The                       and The Ford Family
Malibu, CA 90265                          2001        J. Paul Getty Trust.                      Foundation.

Vincent R. McLean (70)       Director     Director    Formerly Executive Vice       78          Director, Banner Life Insurance
702 Shackamaxon Drive                     since       President, Chief Financial                Co.; William Penn Life Insurance
Westfield, NJ 07090                       2001        Officer, Director and                     Company of New York.
                                                      Member of the Executive
                                                      Committee of Sperry
                                                      Corporation (now part
                                                      of Unisys Corporation).

C. Oscar Morong, Jr. (66)    Director     Director    Managing Director, Morong     78          Trustee and Chairman of the
1385 Outlook Drive West                   since       Capital Management;                       mutual funds in the Smith
Mountainside, NJ 07092                    2001        formerly Senior Vice                      Barney/CitiFunds fund complex;
                                                      President and Investment                  Director, Ministers and
                                                      Manager for CREF,                         Missionaries Benefit Board of
                                                      TIAA-CREF Investment                      American Baptist Churches.
                                                      Management, Inc.
                                                      (investment management);
                                                      formerly Director, The
                                                      Indonesia Fund (mutual
                                                      fund).

William G. Morton, Jr. (64)  Director     Director    Chairman Emeritus and         78          Director of Radio Shack
100 Franklin Street                       since       former Chief Executive                    Corporation (electronics).
Boston, MA 02110                          2000        Officer of Boston Stock
                                                      Exchange.

Michael Nugent (65)          Director     Director    General Partner, Triumph     207          Director of various business
c/o Triumph Capital, L.P.                 since       Capital, L.P. (private                    organizations; Chairman of the
237 Park Avenue                           2001        investment partnership);                  Insurance Committee and
New York, NY 10017                                    formerly, Vice President,                 Director or Trustee of the retail
                                                      Bankers Trust Company                     families of funds advised by
                                                      and BT Capital Corporation.               Morgan Stanley Investment
                                                                                                Advisors Inc.

Fergus Reid (69)             Director     Director    Chairman and Chief            78          Trustee and Director of
85 Charles Colman Blvd.                   since       Executive Officer of                      approximately 30 investment
Pawling, NY 12564                         1996        Lumelite Plastics                         companies in the JPMorgan
                                                      Corporation.                              Funds complex managed by
                                                                                                JPMorgan Investment Management Inc.

12

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         OVERVIEW

Director and Officer Information (cont'd)

Interested Directors:

                                                                                   Number of
                                                                                   Portfolios
                                                                                   in
                                          Term of                                  Fund
                                          Office and                               Complex
                             Position(s)  Length of                                Overseen     Other Directorships
Name, Age and Address of     Held with    Time        Principal Occupation(s)      by           Held by
Director                     Registrant   Served*     During Past 5 Years          Director**   Director
---------------------------  -----------  ----------  -------------------------    -----------  --------------------
Barton M. Biggs (69)         Chairman     Chairman    Chairman, Director and       78           Member of the Yale
1221 Avenue of the Americas  and          and         Managing Director                         Development
New York, NY 10020           Director     Director    of Morgan Stanley                         Board
                                          since       Investment Management
                                          1996        Inc. and Chairman and
                                                      Director of Morgan
                                                      Stanley Investment
                                                      Management Limited;
                                                      Managing Director of
                                                      Morgan Stanley & Co.
                                                      Incorporated; Director
                                                      and Chairman of the
                                                      Board of various U.S.
                                                      registered
                                                      companies managed by
                                                      Morgan Stanley
                                                      Investment Management Inc.

Ronald E. Robison (63)       President    President   President and Trustee;       78
1221 Avenue of the Americas  and          since       Chief Operations
New York, NY 10020           Director     2001 and    Officer and Managing
                                          Director    Director of Morgan
                                          since       Stanley Investment
                                          2001        Management Inc.;
                                                      Managing Director of
                                                      Morgan Stanley & Co.
                                                      Incorporated; formerly,
                                                      Managing Director
                                                      and Chief Operating
                                                      Officer of TCW
                                                      Investment Management
                                                      Company;
                                                      Director, Chief
                                                      Administrative Officer and
                                                      President of various
                                                      funds in the Fund
                                                      Complex.

----------
* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and any funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

Additional information about the Fund's Directors can be found in the Fund's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1-800-281-2715. You may also retrieve this information on-line at the Securities and Exchange Commission's web site at "http://www.sec.gov". To aid you in obtaining this information on-line, the Fund's Central Index Key (CIK) number is 1011378 and the SAI is found within form type 485BPOS.

Officers:

                                             Position(s)    Term of Office
                                             Held with      and Length of
Name, Age and Address of Executive Officer   Registrant     Time Served*      Principal Occupation(s) During Past 5 Years
------------------------------------------   -----------    --------------    -------------------------------------------
Ronald E. Robison (63)                       President      President since   Chief Global Operations Officer and
Morgan Stanley Investment Management Inc.    and Director   2001              Managing Director of Morgan Stanley
1221 Avenue of the Americas                                                   Investment Management Inc.; Director
New York, NY 10020                                                            and President of various U.S.
                                                                              registered investment companies
                                                                              managed by Morgan Stanley
                                                                              Investment Management Inc.;
                                                                              Previously, Managing Director and Chief
                                                                              Operating Officer of TCW Investment
                                                                              Management Company.

Stefanie V. Chang (35)                       Vice           Vice President    Executive Director of Morgan Stanley &
Morgan Stanley Investment Management Inc.    President      since 1997        Co. Incorporated and Morgan
1221 Avenue of the Americas                                                   Stanley Investment Management Inc.;
New York, NY 10020                                                            formerly, practiced law with the
                                                                              New York law firm of Rogers & Wells
                                                                              (now Clifford Chance Rogers & Wells
                                                                              LLP); Vice President of certain funds
                                                                              in the Fund Complex.

Lorraine Truten (40)                         Vice           Vice President    Executive Director of Morgan Stanley
Morgan Stanley Investment Management Inc.    President      since 2001        Investment Management Inc.; Head
1221 Avenue of the Americas                                                   of Global Client Services, Morgan
New York, NY 10020                                                            Stanley Investment Management Inc.;
                                                                              President, Morgan Stanley Fund
                                                                              Distribution, Inc. formerly, President
                                                                              of Morgan Stanley Institutional Fund
                                                                              Trust; Vice President of certain funds
                                                                              in the Fund Complex.

Mary E. Mullin (34)                          Secretary      Secretary since   Vice President of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.                   1999              Incorporated and Morgan Stanley
1221 Avenue of the Americas                                                   Investment Management Inc.; formerly,
New York, NY 10020                                                            practiced law with the New York
                                                                              law firms of McDermott, Will & Emery
                                                                              and Skadden, Arps, Slate, Meagher
                                                                              & Flom LLP; Secretary of certain funds
                                                                              in the Fund Complex.

James A. Gallo (37)                          Treasurer      Treasurer since   Executive Director of Morgan Stanley
Morgan Stanley Investment Management Inc.                   2001              Investment Management Inc.;
1221 Avenue of the Americas                                                   Treasurer of certain funds in the Fund
New York, NY 10020                                                            Complex; formerly Director of Fund
                                                                              Accounting at PFPC, Inc.

Belinda A. Brady (34)                        Assistant      Assistant         Fund Administration Senior Manager,
J.P. Morgan Investor Service Co.             Treasurer      Treasurer since   J.P. Morgan Investor Services Co.
73 Tremont Street                                           2001              (formerly, Chase Global Funds Services
Boston, MA 02108-3913                                                         Company); formerly Senior
                                                                              Auditor at Price Waterhouse LLP (now
                                                                              PricewaterhouseCoopers LLP);
                                                                              Assistant Treasurer of certain funds
                                                                              in the Fund Complex.

----------
* Each Officer serves an indefinite term, until his or her successor is elected.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         ANNUAL REPORT - DECEMBER 31, 2001

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

Morgan Stanley Investments LP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Mayer, Brown & Platt LLP
1675 Broadway New York, New York 10019-5820

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

This report is authorized for distribution only when preceded or accompanied by the prospectus of The Universal Institutional Funds, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.

                                        THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                        ANNUAL REPORT -- DECEMBER 31, 2001
[MORGAN STANLEY LOGO]

Value Portfolio

                                        THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                        ANNUAL REPORT -- DECEMBER 31, 2001

Value Portfolio

[CHART OF COMPOSITION OF NET ASSETS]

----------------------------------------------
Machinery                               10.6%
Banks                                    9.1
Insurance                                8.7
Health Services                          7.8
Software & Services                      5.6
Other                                   58.2
----------------------------------------------

TOP FIVE HOLDINGS

                                                                      PERCENT OF
SECURITY                                    INDUSTRY                  NET ASSETS
--------------------------------------------------------------------------------
HEALTHSOUTH Corp.                           Health Services                 4.4%
Computer Associates International, Inc.     Software & Services             4.2
Health Net, Inc.                            Health Services                 3.4
Parker-Hannifin Corp.                       Machinery                       2.9
Washington Mutual, Inc.                     Banks                           2.7

PERFORMANCE COMPARED TO THE S&P 500 INDEX

                                                           TOTAL RETURNS(2)
                                                     ---------------------------
                                                      ONE         AVERAGE ANNUAL
                                                     YEAR     SINCE INCEPTION(3)
--------------------------------------------------------------------------------
Portfolio                                            2.27%                 8.25%
Index(1)                                           -11.88                 10.82

----------
(1) The S&P 500 Index is comprised of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These companies are a representative sample of some 100 industries chosen mainly for market size, liquidity and industry group representation.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fees waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3) Commenced operations on January 2, 1997.

[CHART OF COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT]

                        VALUE                 S&P 500
                      PORTFOLIO               INDEX
1/2/1997*              $10,000               $10,000
12/31/1997             $12,098               $13,402
12/31/1998             $11,840               $17,231
12/31/1999             $11,625               $20,856
12/31/2000             $14,525               $18,954
12/31/2001             $14,855               $16,703

* Commenced operations on January 2, 1997

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Value Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a portfolio of common stocks and other equity securities.

For the year ended December 31, 2001, the Portfolio had a total return of 2.27% compared to -11.88% for the S&P 500 Index (the "Index").

MARKET REVIEW

Despite an extremely challenging market environment in 2001, the Portfolio outpaced the Index and produced positive absolute and relative returns for the year. In 2001, the Portfolio returned 2.27% as compared to -11.88% return for the Index, a positive performance differential of 1,415 basis points. Sector selection and stock selection were both positive influences on Portfolio results for the year, with stock selection being the primary factor by about a three-to-one margin.

Sector selection in the Portfolio was most effective in the technology sector, where the Portfolio maintained an underweight position relative to the Index. Overweights in basic resources, consumer durables, and financial services sectors also aided results. The only meaningful detractors from the Portfolio's relative performance were the underweights in the health care and food and tobacco groups.

Stock selection remained solid in the Portfolio in 2001 and accounted or most of the relative performance. Here, our individual holdings in technology stocks were the best performers, followed by our heavy industry, energy, retail, and basic resources companies. Stock selection overall was a positive (or neutral) factor affecting performance in thirteen of the fourteen industry subsectors that we analyze. The only exception was transportation names which had a minor negative impact on results.

MARKET OUTLOOK

As the year ended, the Portfolio was operating in a market environment that rewarded momentum and higher price-to-earnings stocks. As the new year unfolds, this tug of war may continue to wax and wane for some time. However, we believe that the profitability and valuation characteristics of the stocks in our portfolio bode well for positive relative performance. At year-end, the P/E multiple of the Portfolio was 16.7 times as compared to 21.4 times price-to-earnings for the Index. Price-to-book value and price-to-cash flow ratios were also at substantial discounts. In the past, recessionary economic conditions and falling interest rates have set up promising opportunities among low price-to-earnings, value stocks.

Three themes seem likely to unfold in the new year as we consider the economic backdrop. The first is the outlook for inventories, which continued to fall in the fourth quarter of 2001 and probably reduced GDP growth by about one percent. Even if inventory levels remain unchanged, i.e. cease to decline, a steady inventory level would add significantly to GDP growth in the coming quarters. Any inventory accumulation would accelerate this and be a strong positive. We also see a rebalancing of the household/corporate sector impact on economic activity. In 2001, the household sector was the primary beneficiary of Federal Reserve easing, stimulative fiscal policy and attractive mortgage rates. This balance may well shift to the corporate sector as the year progresses, leading to higher margins and improved corporate earnings. Finally, inflation looks to be moderate as energy prices stabilize giving the corporate sector more flexibility to control margins. Fed policy, however, is unlikely to be as accommodative this year, although we feel it will be characterized as "less easing" rather than a tightening mode.

Given the earlier aggressive action by the Federal Reserve to lower interest rates, and the relatively favorable economic outlook for 2002, we believe the Portfolio's prospects appear favorable in the new year.

January 2002

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         VALUE PORTFOLIO

                                         FINANCIAL STATEMENTS
                                         DECEMBER 31, 2001
Statement of Net Assets

                                                                           VALUE
                                                     SHARES                (000)
================================================================================
COMMON STOCKS (97.9%)
Basic Resources (8.7%)
BASIC CHEMICALS (3.4%)
  Air Products & Chemicals, Inc.                     12,100         $       568
  Dow Chemical Co.                                    7,800                 263
  IMC Global, Inc.                                   19,500                 253
  Praxair, Inc.                                       5,500                 304
  Solutia, Inc.                                      16,300                 229
--------------------------------------------------------------------------------
                                                                          1,617
================================================================================
PAPER (1.8%)
  International Paper Co.                            10,000                 404
  Weyerhaeuser Co.                                    7,800                 422
--------------------------------------------------------------------------------
                                                                            826
================================================================================
SPECIALTY CHEMICALS (3.5%)
  Engelhard Corp.                                    25,900                 717
  Lubrizol Corp.                                     19,200                 674
  Rohm & Haas Co.                                     7,700                 266
--------------------------------------------------------------------------------
                                                                          1,657
================================================================================
Total Basic Resources                                                     4,100
================================================================================
Beverages & Personal Products (1.3%)
PERSONAL PRODUCTS (1.3%)
  Fortune Brands, Inc.                               14,800                 586
================================================================================
Consumer Durables (6.7%)
AUTOMOBILES (1.1%)
  Ford Motor Co.                                     33,139                 521
================================================================================
AUTOMOTIVE RELATED (0.4%)
  Dana Corp.                                         13,300                 184
================================================================================
BUILDING & HOUSING (1.4%)
  Masco Corp.                                        25,600                 627
================================================================================
FURNISHING & APPLIANCES (3.8%)
  Black & Decker Corp.                               10,200                 385
  Maytag Corp.                                       10,400                 323
  Whirlpool Corp.                                    14,800               1,085
--------------------------------------------------------------------------------
                                                                          1,793
================================================================================
Total Consumer Durables                                                   3,125
================================================================================
Energy (7.2%)
OIL - DOMESTIC & CRUDE (3.3%)
  Amerada Hess Corp.                                  3,900                 244
  Conoco, Inc.                                       10,100                 286
  Kerr McGee Corp.                                    3,400                 186
  Occidental Petroleum Corp.                         12,500                 332
  USX-Marathon Group                                 16,400                 492
--------------------------------------------------------------------------------
                                                                          1,540
================================================================================
OIL - INTERNATIONAL (2.6%)
  BP plc ADR                                          9,200                 428
  ChevronTexaco Corp.                                 9,066                 812
--------------------------------------------------------------------------------
                                                                          1,240
================================================================================
OIL - OFFSHORE DRILLING (1.3%)
  Nabors Industries, Inc.                            18,000(a)              618
================================================================================
Total Energy                                                              3,398
================================================================================
Financial Services (21.8%)
BANKS (9.1%)
  Bank of America Corp.                               8,300        $        523
  FleetBoston Financial Corp.                        16,429                 600
  J.P. Morgan Chase & Co.                            19,650                 714
  Wachovia Corp.                                     29,950                 939
  Washington Mutual, Inc.                            39,250               1,283
  Wells Fargo & Co.                                   5,300                 230
--------------------------------------------------------------------------------
                                                                          4,289
================================================================================
CREDIT & FINANCE (4.0%)
  Citigroup, Inc.                                    15,127                 764
  Freddie Mac                                         3,900                 255
  Fannie Mae                                          3,000                 238
  Household International, Inc.                       5,300                 307
  Radian Group, Inc.                                  6,700                 288
--------------------------------------------------------------------------------
                                                                          1,852
================================================================================
INSURANCE (8.7%)
  Allstate Corp.                                     15,300                 516
  Everest Re Group Ltd.                              10,500                 743
  Hartford Financial Services Group, Inc.            12,800                 804
  MGIC Investment Corp.                               8,300                 512
  Prudential Financial, Inc.                          2,900(a)               96
  St. Paul Cos., Inc.                                22,200                 976
  UnumProvident Corp.                                17,200                 456
--------------------------------------------------------------------------------
                                                                          4,103
================================================================================
Total Financial Services                                                 10,244
================================================================================
Health Care (10.6%)
DRUGS (0.7%)
  Merck & Co., Inc.                                   5,500                 323
--------------------------------------------------------------------------------
HEALTH SERVICES (7.8%)
  Health Net, Inc.                                   72,470(a)            1,578
  HEALTHSOUTH Corp.                                 139,300(a)            2,065
--------------------------------------------------------------------------------
                                                                          3,643
================================================================================
HEALTH TECHNOLOGY (2.1%)
  Beckman Coulter, Inc.                              11,100                 492
  Guidant Corp.                                      10,400(a)              518
--------------------------------------------------------------------------------
                                                                          1,010
================================================================================
Total Health Care                                                         4,976
================================================================================
Heavy Industry/Transport (17.4%)
AIR TRANSPORT (1.2%)
  AMR Corp.                                          13,000(a)              288
  Delta Air Lines, Inc.                              10,400                 305
--------------------------------------------------------------------------------
                                                                            593
================================================================================
BUSINESS SERVICES (1.0%)
  Waste Management, Inc.                             14,900                 476
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT (0.6%)
  Honeywell International, Inc.                       8,100                 274
--------------------------------------------------------------------------------

     The accompanying notes are an integral part of the financial statements   3


Statement of Nets Assets (cont'd)
                                                                           VALUE
                                                      SHARES               (000)
================================================================================
Heavy Industry/Transport (cont'd)
MACHINERY (10.6%)
  Caterpillar, Inc.                                   6,400         $       335
  Cooper Industries, Inc.                            10,400                 363
  Cummins, Inc.                                      17,900                 690
  Eaton Corp.                                         7,800                 580
  Illinois Tool Works, Inc.                           4,100                 278
  Ingersoll-Rand Co.                                  6,200                 259
  Navistar International Corp.                       17,500(a)              691
  Parker-Hannifin Corp.                              30,150               1,384
  Tecumseh Products Co., Class A                      8,000                 405
--------------------------------------------------------------------------------
                                                                          4,985
================================================================================
MISCELLANEOUS INDUSTRIALS (2.9%)
  Dover Corp.                                         5,500                 204
  Textron, Inc.                                       3,700                 153
  TRW, Inc.                                           6,000                 222
  Tyco International Ltd.                            13,000                 766
--------------------------------------------------------------------------------
                                                                          1,345
================================================================================
RAILROADS (0.4%)
  Burlington Northern Santa Fe, Inc.                  6,700                 191
--------------------------------------------------------------------------------
SHIPPING & FREIGHT (0.7%)
  CNF, Inc.                                           9,400                 315
--------------------------------------------------------------------------------
Total Heavy Industry/Transport                                            8,179
================================================================================
Retail (7.2%)

APPAREL (3.6%)
  Liz Claiborne, Inc.                                18,000                 895
  V.F. Corp.                                         20,200                 788
--------------------------------------------------------------------------------
                                                                          1,683
================================================================================
FOOD & DRUG RETAILERS (1.2%)
  Albertson's, Inc.                                   7,300                 230
  Kroger Co.                                         15,900(a)              332
--------------------------------------------------------------------------------
                                                                            562
================================================================================
RESTAURANTS (1.7%)
  Tricon Global Restaurants, Inc.                    15,600(a)              768
--------------------------------------------------------------------------------
SPECIALTY SHOPS (0.7%)
  Toys 'R' Us, Inc.                                  16,300(a)              338
--------------------------------------------------------------------------------
Total Retail                                                              3,351
================================================================================
Technology (11.4%)
COMPUTERS & OFFICE EQUIPMENT (3.6%)
  Lexmark International, Inc., Class A               14,400(a)              850
  Quantum Corp.- DLT & Storage Systems               85,100(a)              838
--------------------------------------------------------------------------------
                                                                          1,688
================================================================================
ELECTRONICS (2.2%)
  Arrow Electronics, Inc.                            15,200(a)              455
  Avnet, Inc.                                        17,400                 443
  Axcelis Technologies, Inc.                         11,021(a)              142
--------------------------------------------------------------------------------
                                                                          1,040
================================================================================
SOFTWARE & SERVICES (5.6%)
  Computer Associates International, Inc.            57,800               1,993
  Computer Sciences Corp.                             3,900(a)      $       191
  First Data Corp.                                    5,800                 455
--------------------------------------------------------------------------------
                                                                          2,639
================================================================================
Total Technology                                                          5,367
================================================================================
Utilities (5.6%)
ELECTRIC POWER (1.5%)
  Duke Energy Corp.                                   7,034                 276
  Reliant Energy Inc.                                17,100                 453
--------------------------------------------------------------------------------
                                                                            729
================================================================================
TELEPHONE SERVICES (4.1%)
  AT&T Corp.                                         11,100                 201
  SBC Communications, Inc.                           14,400                 564
  Verizon Communications, Inc.                       10,464                 497
  WorldCom, Inc. - WorldCom Group                    46,300(a)              652
--------------------------------------------------------------------------------
                                                                          1,914
================================================================================
Total Utilities                                                           2,643
================================================================================
  TOTAL COMMON STOCKS (COST $39,065)                                     45,969
================================================================================

                                                       FACE
                                                     AMOUNT
                                                      (000)
================================================================================
SHORT-TERM INVESTMENT (2.6%)
Repurchase Agreement (2.6%)
  J.P. Morgan Securities Inc., 1.65%,
    dated 12/31/01, due 1/02/02
    (COST $1,205)                                $    1,205(b)            1,205
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.5%) (COST $40,270)                                47,174
================================================================================
                                                     AMOUNT
                                                      (000)
================================================================================
OTHER ASSETS (0.2%)
  Cash                                                   10
  Dividends Receivable                                   41
  Receivable for Portfolio Shares Sold                   25
  Other                                                   1                  77
================================================================================
LIABILITIES (-0.7%)
  Payable for Investments Purchased                    (143)
  Investment Advisory Fees Payable                     (103)
  Shareholder Reporting Expense Payable                 (24)
  Payable for Portfolio Shares Redeemed                 (20)
  Administrative Fees Payable                           (13)
  Custodian Fees Payable                                 (5)
  Directors' Fees and Expenses Payable                   (5)
  Professional Fees Payable                              (3)               (316)
================================================================================
NET ASSETS (100%)                                                   $    46,935
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
  Applicable to 3,674,629 outstanding $0.001 par
    value shares (authorized 500,000,000 shares)                    $     12.77
================================================================================

4  The accompanying notes are an integral part of the financial statements


                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         VALUE PORTFOLIO

                                         FINANCIAL STATEMENTS
                                         DECEMBER 31, 2001

Statement of Net Assets (cont'd)

                                                     AMOUNT
                                                      (000)
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                  $   40,756
Distributions in Excess of Net Investment Income         (5)
Distributions in Excess of Net Realized Gain           (720)
Unrealized Appreciation on Investments                6,904
--------------------------------------------------------------------------------
Net Assets                                       $   46,935
================================================================================

(a) - Non-income producing security
(b) - The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
ADR - American Depositary Receipt

     The accompanying notes are an integral part of the financial statements   5

                                                                                               YEAR ENDED
                                                                                        DECEMBER 31, 2001
Statement of Operations                                                                             (000)
=========================================================================================================
INVESTMENT INCOME:
  Dividends                                                                                 $        740
  Interest                                                                                           110
---------------------------------------------------------------------------------------------------------
    Total Income                                                                                     850
---------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees                                                                           264
  Less: Fees Waived                                                                                  (36)
                                                                                            -------------
  Net Investment Advisory Fees                                                                       228
  Administrative Fees                                                                                129
  Shareholder Reporting                                                                               27
  Custodian Fees                                                                                       9
  Professional Fees                                                                                    9
  Directors' Fees and Expenses                                                                         5
  Other                                                                                                3
---------------------------------------------------------------------------------------------------------
    Net Expenses                                                                                     410
---------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                440
---------------------------------------------------------------------------------------------------------
NET REALIZED GAIN ON:
  Investments Sold                                                                                   663
---------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                                                        779
---------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION                             1,442
---------------------------------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                    $      1,882
=========================================================================================================

                                                                                               YEAR ENDED                YEAR ENDED
                                                                                        DECEMBER 31, 2001         DECEMBER 31, 2000
Statement of Changes in Net Assets                                                                   (000)                     (000)
====================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                                     $         440             $         431
  Net Realized Gain                                                                                   663                     1,388
  Change in Unrealized Appreciation/Depreciation                                                      779                     8,019
------------------------------------------------------------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from Operations                                            1,882                     9,838
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  Net Investment Income                                                                              (441)                     (427)
  In Excess of Net Investment Income                                                                   (7)                       --
  Net Realized Gain                                                                                (1,177)                     (659)
  In Excess of Net Realized Gain                                                                     (720)                       --
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                                            (2,345)                  (1,086)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscriptions                                                                                    22,756                    10,917
  Distributions Reinvested                                                                          2,346                     1,086
  Redemptions                                                                                     (27,635)                   (8,023)
------------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions                (2,533)                    3,980
------------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                                          (2,996)                   12,732
NET ASSETS:
  Beginning of Period                                                                              49,931                    37,199
------------------------------------------------------------------------------------------------------------------------------------
  End of Period (including undistributed (distributions in excess of) net investment
    income of $(5) and $3, respectively)                                                    $      46,935             $      49,931
------------------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
------------------------------------------------------------------------------------------------------------------------------------
    Shares Subscribed                                                                               1,733                       980
    Shares Issued on Distributions Reinvested                                                         180                        83
    Shares Redeemed                                                                                (2,035)                     (723)
------------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Capital Shares Outstanding                                            (122)                      340
====================================================================================================================================

6    The accompanying notes are an integral part of the financial statements

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         FINANCIAL HIGHLIGHTS

                                         VALUE PORTFOLIO

Financial Highlights
Selected Per Share Data and Ratios

                                                                         YEAR ENDED DECEMBER 31,                         PERIOD FROM
                                                            ================================================        JANUARY 2, 1997*
                                                                   2001        2000        1999        1998#    TO DECEMBER 31, 1997
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                        $     13.15  $    10.76  $    11.10  $    11.78             $   10.00
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                            0.13        0.12        0.13        0.19                  0.10
  Net Realized and Unrealized Gain (Loss)                          0.18        2.57       (0.34)      (0.45)                 1.99
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                               0.31        2.69       (0.21)      (0.26)                 2.09
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                           (0.13)      (0.12)      (0.13)      (0.16)                (0.10)
  In Excess of Net Investment Income                              (0.00)+        --       (0.00)+        --                 (0.00)+
  Net Realized Gain                                               (0.35)      (0.18)         --       (0.17)                (0.21)
  In Excess of Net Realized Gain                                  (0.21)         --          --       (0.09)                   --
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                           (0.69)      (0.30)      (0.13)      (0.42)                (0.31)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $     12.77  $    13.15  $    10.76  $    11.10             $   11.78
====================================================================================================================================
TOTAL RETURN                                                       2.27%      24.95%      (1.82)%     (2.13)%               20.98%++
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                           $    46,935  $   49,931  $   37,199  $   26,090             $  14,664
Ratio of Expenses to Average Net Assets                            0.85%       0.85%       0.85%       0.85%                 0.85%**
Ratio of Net Investment Income to Average Net Assets               0.92%       1.07%       1.26%       1.57%                 1.70%**
Portfolio Turnover Rate                                              55%         50%         43%         45%                   34%
------------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the
  Period:
    Per Share Benefit to Net Investment Income              $      0.00+ $     0.03  $     0.04  $     0.05             $    0.06
Ratios Before Expense Limitation:
    Expenses to Average Net Assets                                 0.93%       1.09%       1.22%       1.32%                 1.87%**
    Net Investment Income to Average Net Assets                    0.84%       0.82%       0.89%       1.10%                 0.68%**
------------------------------------------------------------------------------------------------------------------------------------

*  Commencement of operations
** Annualized
# Per share amounts for the year ended December 31, 1998 are based on average shares outstanding
+  Amount is less than $0.01 per share.
++ Not annualized

     The accompanying notes are an integral part of the financial statements   7

NOTES TO FINANCIAL STATEMENTS

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fourteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Value Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a portfolio of common stocks and other equity securities.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

   Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-dividend date.

   The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of

                                        THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                        FINANCIAL HIGHLIGHTS

                                        ANNUAL REPORT -- DECEMBER 31, 2001

Notes to Financial Statements (cont'd)

   the recognition of gains or losses on securities and dividends received from real estate investment trusts.

   Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed (distributions in excess of) net investment income, accumulated net realized gain (loss) and paid-in capital.

   Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Morgan Stanley Investments LP (the "Adviser") (formerly Miller Anderson & Sherrerd LLP), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                                 FROM $500
                                FIRST $500      MILLION TO        MORE THAN
PORTFOLIO                          MILLION      $1 BILLION       $1 BILLION
---------------------------------------------------------------------------
Value                                 0.55%           0.50%            0.45%

The Adviser has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.85%.

C. ADMINISTRATOR: Morgan Stanley Asset Management (the "Administrator"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Port folio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. Certain employees of JPMIS are officers of the Fund.

D. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: The Fund, along with an affiliated open-end fund (collectively the "Funds"), maintained a 364 day Credit Agreement (the "Agreement") with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds were provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds paid a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $150,000. The commitment fee and the arrangement fee were allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs were further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the year ended December 31, 2001, there were no amounts drawn down on the Facility. The Agreement expired on December 31, 2001. At December 31, 2001, the Fund did not expect to renew the Agreement.

F. OTHER: At December 31, 2001, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio (excluding foreign currency if applicable) were:

                                                                    NET
   COST                    APPRECIATION    DEPRECIATION    APPRECIATION
  (000)                           (000)           (000)           (000)
---------------------------------------------------------------------------
$40,742                          $8,076        $(1,644)         $6,432

For the year ended December 31, 2001, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $25,461,000 and $30,102,000, respectively. There were no purchases and sales of U.S. Government securities for the year ended December 31, 2001. During the year ended December 31, 2001, the Portfolio incurred $2,154 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker dealer.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2001, the Portfolio deferred to January 1, 2002, for U.S. Federal income tax purposes, post-October capital losses of $249,000.

The realized gain distribution amounts shown in the Statement of Changes in Net Assets for the years ended December 31, 2001 and December 31, 2000 include short-term realized gains which are treated as ordinary income for tax purposes of $882,000 and $384,000, respectively.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

G. SUPPLEMENTAL PROXY INFORMATION (UNAUDITED):

On October 11, 2001, a special meeting of the shareholders of the Fund was held. The following is a summary of the proposal presented and the total number of shares voted:

PROPOSAL:
  1. To elect the following Directors:

                                 VOTES IN          VOTES
                                 FAVOR OF         AGAINST
                               ===========       =========
John D. Barrett II             155,414,985       2,762,501
Barton M. Biggs                155,288,247       2,889,239
Thomas P. Gerrity              155,538,892       2,638,594
Gerard E. Jones                155,459,928       2,717,558
Joseph J. Kearns               155,546,582       2,630,904
Vincent R. McLean              155,491,072       2,686,414
C. Oscar Morong, Jr.           155,490,890       2,686,596
William G. Morton, Jr.         155,511,886       2,665,600
Michael Nugent                 155,357,868       2,819,618
Fergus Reid                    155,382,427       2,795,059
Ronald E. Robison              155,456,858       2,720,628

                                        THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                        OVERVIEW

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Directors of The Universal Institutional Funds, Inc.-
Value Portfolio

We have audited the accompanying statement of net assets of the Value Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1999 and for the period from January 2, 1997 (commencement of operations) to December 31, 1997 were audited by other auditors whose report, dated February 11, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Value Portfolio of The Universal Institutional Funds, Inc. at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 11, 2002

Federal Tax Information (Unaudited)

For the year ended December 31, 2001, the percentage of distributions taxable as ordinary income for the Portfolio, as reported on Form 1099-DIV, that qualify for the dividends received deduction or corporations is 72.87%.

For the year ended December 31, 2001, the Portfolio has designated a long-term capital gain of approximately $1,016,000.

                                        THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                        OVERVIEW

Director and Officer Information (Unaudited)

Independent Directors:

                                         Term of                                            Number of
                                         Office and                                         Portfolios in
                            Position(s)  Length of                                          Fund Complex
Name, Age and Address of    Held with    Time          Principal Occupation(s) During       Overseen by   Other Directorships Held
Director                    Registrant   Served*       Past 5 Years                         Director**    by Director
--------------------------- ------------ ------------- ------------------------------------ ------------- --------------------------
John D. Barrett II (66)     Director     Director      Chairman and Director of Barrett     78            Director of the Ashforth
565 Fifth Avenue                         since         Associates, Inc. (investment                       Company (real estate).
New York, NY 10017                       1996          counseling).

Thomas P. Gerrity (60)      Director     Director      Professor of Management, formerly    78            Director, ICG Commerce,
219 Grays Lane                           since         Dean, Wharton School of Business,                  Inc.; Sunoco; Fannie Mae;
Haverford, PA 19041                      2001          University of Pennsylvania; formerly               Reliance Group Holdings,
                                                       Director, IKON Office Solutions,                   Inc., CVS Corporation and
                                                       Inc., Fiserv, Digital Equipment                    Knight-Ridder, Inc.
                                                       Corporation, Investor Force
                                                       Holdings, Inc. and Union Carbide
                                                       Corporation.

Gerard E. Jones (65)        Director     Director      Of Counsel, Shipman & Goodwin, LLP   78            Director of Tractor Supply
Shipman & Goodwin, LLP                   Since         (law firm).                                        Company, Tiffany
43 Arch Street                           1996                                                             Foundation, and Fairfield
Greenwich, CT 06830                                                                                       County Foundation

Joseph J. Kearns (59)       Director     Director      Investment consultant; formerly CFO  78            Director, Electro Rent
6287 Via Escondido                       Since         of The J. Paul Getty Trust.                        Corporation and The Ford
Malibu, CA 90265                         2001                                                             Family Foundation.

Vincent R. McLean (70)      Director     Director      Formerly Executive Vice President,   78            Director, Banner Life
702 Shackamaxon Drive                    since         Chief Financial Officer, Director                  Insurance Co.; William
Westfield, NJ 07090                      2001          and Member of the Executive                        Penn Life Insurance
                                                       Committee of Sperry Corporation                    Company of New York.
                                                       (now part of Unisys Corporation).

C. Oscar Morong, Jr. (66)   Director     Director      Managing Director, Morong Capital    78            Trustee and Chairman of
1385 Outlook Drive West                  since         Management; formerly Senior Vice                   the mutual funds in the
Mountainside, NJ 07092                   2001          President and Investment Manager for               Smith Barney/CitiFunds
                                                       CREF, TIAA-CREF Investment                         fund complex; Director,
                                                       Management, Inc. (investment                       Ministers and Missionaries
                                                       management); formerly Director, The                Benefit Board of American
                                                       Indonesia Fund (mutual fund).                      Baptist Churches.

William G. Morton, Jr. (64) Director     Director      Chairman Emeritus and former Chief   78
100 Franklin Street                      since         Executive Officer of Boston Stock                  Director of Radio Shack
Boston, MA 02110                         2000          Exchange.                                          Corporation (electronics).

Michael Nugent (65)         Director     Director      General Partner, Triumph Capital,    207           Director of various
c/o Triumph Capital, L.P.                since         L.P. (private investment                           business organizations;
237 Park Avenue                          2001          partnership); formerly, Vice                       Chairman of the Insurance
New York, NY 10017                                     President, Bankers Trust Company and               Committee and Director
                                                       BT Capital Corporation.                            or Trustee of the retail
                                                                                                          families of funds advised
                                                                                                          by Morgan Stanley
                                                                                                          Investment Advisors Inc.

Fergus Reid (69)            Director     Director      Chairman and Chief Executive Officer 78            Trustee and Director of
85 Charles Colman Blvd.                  since         of Lumelite Plastics Corporation.                  approximately 30
Pawling, NY 12564                        1996                                                             investment companies in
                                                                                                          the JPMorgan
                                                                                                          Funds complex managed by
                                                                                                          JPMorgan Investment
                                                                                                          Management Inc.

Interested Directors:

                                         Term of                                            Number of
                                         Office and                                         Portfolios in
                            Position(s)  Length of                                          Fund Complex
Name, Age and Address of    Held with    Time          Principal Occupation(s) During       Overseen by   Other Directorships Held
Director                    Registrant   Served*       Past 5 Years                         Director**    by Director
--------------------------- ------------ ------------- ------------------------------------ ------------- --------------------------
Barton M. Biggs (69)        Chairman     Chairman      Chairman, Director and Managing      78            Member of the Yale
1221 Avenue of the Americas and Director and           Director of Morgan Stanley                         Development Board
New York, NY 10020                       Director      Investment Management Inc. and
                                         since         Chairman and Director of Morgan
                                         1996          Stanley Investment Management
                                                       Limited; Managing Director of Morgan
                                                       Stanley & Co. Incorporated; Director
                                                       and Chairman of the Board of various
                                                       U.S. registered companies managed by
                                                       Morgan Stanley Investment Management
                                                       Inc.

Ronald E. Robison (63)      President    President     President and Trustee; Chief         78
1221 Avenue of the Americas and Director since         Operations Officer and Managing
New York, NY 10020                       2001 and      Director of Morgan Stanley
                                         Director      Investment Management Inc.; Managing
                                         since         Director of Morgan Stanley & Co.
                                         2001          Incorporated; formerly, Managing
                                                       Director and Chief Operating Officer
                                                       of TCW Investment Management
                                                       Company; Director, Chief
                                                       Administrative Officer and President
                                                       of various funds in the Fund
                                                       Complex.

----------
* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment
   Managment Inc. and any funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Managment Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

Additonal information about the Fund's Directors can be found in the Fund's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1-800-281-2715. You may also retrieve this information on-line at the Securities and Exchange Commission's web site at "http://www.sec.gov". To aid you in obtaining this information on-line, the Fund's Central Index Key (CIK) number is 1011378 and the SAI is found within form type 485BPOS.

                                        THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                        OVERVIEW

Director and Officer Information (cont'd)

Officers:

                                            Position(s)   Term of Office
                                            Held with     and Length of
Name, Age and Address of Executive Officer  Registrant    Time Served*      Principal Occupation(s) During Past 5 Years
------------------------------------------  ------------  ----------------  --------------------------------------------------------
Ronald E. Robison (63)                      President     President since   Chief Global Operations Officer and Managing Director of
Morgan Stanley Investment Management Inc.   and Director  2001              Morgan Stanley Investment Management Inc.; Director and
1221 Avenue of the Americas                                                 President of various U.S. registered investment
New York, NY 10020                                                          companies managed by Morgan Stanley Investment
                                                                            Management Inc.; Previously, Managing Director and Chief
                                                                            Operating Officer of TCW Investment Management Company.

Stefanie V. Chang (35)                      Vice          Vice President    Executive Director of Morgan Stanley & Co. Incorporated
Morgan Stanley Investment Management Inc.   President     since 1997        and Morgan Stanley Investment Management Inc.; formerly,
1221 Avenue of the Americas                                                 practiced law with the New York law firm of Rogers &
New York, NY 10020                                                          Wells (now Clifford Chance Rogers & Wells LLP);
                                                                            Vice President of certain funds in the Fund Complex.

Lorraine Truten (40)                        Vice          Vice President    Executive Director of Morgan Stanley Investment
Morgan Stanley Investment Management Inc.   President     since 2001        Management Inc.; Head of Global Client Services,
1221 Avenue of the Americas                                                 Morgan Stanley Investment Management Inc.; President,
New York, NY 10020                                                          Morgan Stanley Fund Distribution, Inc. formerly,
                                                                            President of Morgan Stanley Institutional Fund Trust;
                                                                            Vice President of certain funds in the Fund Complex.

Mary E. Mullin (34)                         Secretary     Secretary since   Vice President of Morgan Stanley & Co. Incorporated and
Morgan Stanley Investment Management Inc.                 1999              Morgan Stanley Investment Management Inc.; formerly,
1221 Avenue of the Americas                                                 practiced law with New York law firms of McDermott,
New York, NY 10020                                                          Will & Emery and Skadden, Arps, Slate, Meagher &
                                                                            Flom LLP; Secretary of certain funds in the Fund
                                                                            Complex.

James A. Gallo (37)                         Treasurer     Treasurer since   Executive Director of Morgan Stanley Investment
Morgan Stanley Investment Management Inc.                 since 2001        Management Inc.; Treasurer of certain funds in the Fund
1221 Avenue of the Americas                                                 Complex; formerly Director of Fund Accounting at PFPC,
New York, NY 10020                                                          Inc.

Belinda A. Brady (34)                       Assistant     Assistant         Fund Administration Senior Manager, J.P. Morgan Investor
J.P. Morgan Investor Service Co.            Treasurer     Treasurer since   Services Co. (formerly, Chase Global Funds Services
73 Tremont Street                                         2001              Company); formerly Senior Auditor at Price Waterhouse
Boston, MA 02108-3913                                                       LLP (now PricewaterhouseCoopers LLP); Assistant
                                                                            Treasurer of certain funds in the Fund Complex.

----------
* Each Officer serves an indefinite term, until his or her successor is elected.

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

Morgan Stanley Investments LP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Mayer, Brown & Platt LLP
1675 Broadway
New York, New York 10019-5820

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

This report is authorized for distribution only when preceded or accompanied by the prospectus of The Universal Institutional Funds, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.

16